METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS



Letter to Policyholder................................................ A-1

Economic and Capital Market Review.................................... A-2

Lehman Brothers Aggregate Bond Index(R) Portfolio..................... MSF-1

State Street Research Diversified Portfolio........................... MSF-13

Harris Oakmark Large Cap Value Portfolio.............................. MSF-24

Janus Growth Portfolio................................................ MSF-30

MetLife Stock Index Portfolio......................................... MSF-36

Putnam Large Cap Growth Portfolio..................................... MSF-47

State Street Research Investment Trust Portfolio...................... MSF-53

State Street Research Large Cap Value Portfolio....................... MSF-59

T. Rowe Price Large Cap Growth Portfolio.............................. MSF-65

Janus Mid Cap Portfolio............................................... MSF-72

MetLife Mid Cap Stock Index Portfolio................................. MSF-79

Neuberger Berman Partners Mid Cap Value Portfolio..................... MSF-89

State Street Research Aggressive Growth Portfolio..................... MSF-95

Russell 2000 Index(R) Portfolio....................................... MSF-101

State Street Research Aurora Portfolio................................ MSF-125

Franklin Templeton Small Cap Growth Portfolio......................... MSF-133

T. Rowe Price Small Cap Growth Portfolio.............................. MSF-140

Morgan Stanley EAFE Index(R) Portfolio................................ MSF-149

Putnam International Stock Portfolio.................................. MSF-163

Scudder Global Equity Portfolio....................................... MSF-170

Notes to Financial Statements......................................... MSF-177

Footnotes to Portfolio Manager Commentary............................. MSF-188

Not all funds are available under every product. Refer to your prospectus for information on the funds that are available.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the S&P 500 Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the portfolios or make any representation regarding the advisability of investing in the Portfolios. The Index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

 LETTER FROM THE PRESIDENT


February 2003

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 2002 Annual Report for the Metropolitan Series Fund, Inc. This report includes portfolio outlooks and strategies in addition to performance histories and comparisons, portfolio allocations and financial reports as of December 31, 2002. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

After a third year of uncertainty in the financial markets, it is important to remember that all securities markets are subject to volatility. Therefore, we continue to encourage you to focus on your long-term retirement and investment goals.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,
/s/ Anne M. Goggin

Anne Goggin
President, Metropolitan Series Fund, Inc.

 ECONOMIC AND CAPITAL MARKET REVIEW: YEAR ENDING DECEMBER 31, 2002


The year began with hopes for an economic recovery, a stock market rally, and a sense of security lost since September 11th. While the recession that began in 2001 was shallower and shorter than first feared, the economic recovery in 2002 was more tepid and less certain than most expected. The stock market, despite a strong final quarter, had its worst single year loss in over twenty-five years and failed to produce a positive return for a third straight year. Even as we continued the war on terrorism, political tensions in Iraq and Korea escalated. In 2001, we witnessed acts of great heroism in the wake of the horrific terrorist attacks; in 2002, we saw acts of greed and arrogance on the part of corporate executives, undermining investor's confidence in the fairness of the capital markets. Despite all the bad news that occurred during the year, there were also many improvements in many parts of the economy that should bode well for the future.

ECONOMY
Although the economy actually began to emerge from the recession at the end of 2001, the recovery was very uneven in 2002 with strong first and third quarters offset by weak second and fourth quarters. For the entire year, the economy grew at a tepid real rate of about 2.4%. While this is an improvement over the dismal 0.3% rate in 2001, it is still below the 4.0% growth rate of the 1998 to 2000 period. However, most economists are forecasting that the economy will steadily improve, albeit slowly, throughout 2003 and into 2004. Among the positive trends for the economy during the year: there was an increase in the Purchasing Managers Index, a benign inflation environment, continued strength in the consumer sector for most of the year, and a robust housing market, spurred in part by very low mortgage rates. There were, of course, several trends that were of concern to both investors and consumers: a 6.0% unemployment rate and slow job creation, a decline in the Consumer Confidence Index, and an uncertain and tense geopolitical environment. Fed Chairman Alan Greenspan and the Open Market Committee also became concerned over the course of the year, and after spending the first ten months of the year on the sidelines, reduced their target interest rate from 1.75% to 1.25% in November to spur the economy over this "soft spot".

FIXED INCOME MARKET
Bonds produced strong total returns for their investors during 2002 as seen by the 10.3% return of the Lehman Brothers Aggregate Bond Index. There were two major trends during 2002 in the fixed income market. First, interest rates fell to their lowest levels in over forty years, pushing the prices of most bonds higher. Second, concerns about the economy and corporate accounting scandals prompted bond investors to shun the risk of lower credit issues in favor of the security of treasury securities.

Short term interest rates, already at their lowest levels since the 1960s, remained close to the Fed target of 1.75% for most of the year before falling to below 1.2% at year-end in response to the Fed's further easing. Intermediate maturity yields fell even more sharply as seen by the drop in the 5-year Treasury yield from 4.3% to 2.7%. In this declining rate environment, longer maturity bonds did better than short maturity bonds.

Although lower credit bonds recovered some of their losses during the fourth quarter, they were beaten down for most of the year by concerns about a weak economy and several high profile accounting and financial disclosure scandals involving such former investor favorites as Enron, WorldCom, and Global Crossing. In response to these factors, investors avoided any risk, real or perceived, and sought the safety of treasury securities and were willing to accept much lower yields to get them. This was especially true of below investment grade or "junk" bonds, which lost 1.4%. But even investment grade corporate bonds, despite significantly higher coupon payments, trailed treasuries for the year on a total return basis.

                                    [CHART]

                         StOCK AND BOND MARKET RETURNS
         AS MEASURED BY THE FOLLOWING INDEXES* ENDING DECEMBER 31, 2002

                           1 Year       3 Years       5 Years         10 Years
                         Annualized    Annualized    Annualized      Annualized
                       Total Return   Total Return   Total Return   Total Return
                       ------------   ------------   ------------   ------------

U.S. STOCKS               -22.1%         -14.5%         -0.6%           9.3%
Standard & Poor's 500
Composite Stock Price
(S&P 500) Index

U.S. MID CAP STOCKS       -14.5%          -0.1%          6.4%          11.9%
Standard & Poor's
Mid Cap 400
(S&P 400) Index

U.S. SMALL CAP STOCKS     -20.5%          -7.5%         -1.4%           7.2%
Russell 2000(R) Index

INTERNATIONAL STOCKS      -15.9%         -17.2%         -2.9%           4.0%
MSCI EAFE(R) Index

U.S. BONDS                 10.3%          10.1%          7.6%           7.5%
Lehman Brothers
Aggregate Bond Index

Mortgage backed securities were the worst performing investment grade sector as they were hurt by the prepayments from refinancings by homeowners looking to reduce their monthly mortgage payments. The best performing sector overall was in non-dollar foreign bonds (+19.6%), which benefited from a decline in the dollar.

DOMESTIC EQUITIES
Common stocks suffered through another negative year, falling over 22% as measured by the Standard and Poor's 500 Stock Index. This was the third negative calendar year in a row, the first time that has happened since the 1930s. All of the drop occurred in the two middle quarters as concerns about a return to recession, accounting scandals, mixed corporate earnings, and increased tensions in Iraq combined to undermine investors' confidence. Over the course of the bear market from March of 2000 to September 2002, the broad equity market (S&P 500) has lost a cumulative 38% and the NASDAQ has lost 75% of its value. However, the stock market finished on an up note as it moved off the five-year lows in early October to return 8.4% for the fourth quarter.

In the previous two years there were pockets of positive performance (small cap value for example). This year, there was no place to hide. All investment styles, all market capitalizations, and all economic sectors were negative for the year. Value style stocks did hold up better than growth style stocks, but they too were down sharply for the year. Small and mid cap stocks did only slightly better than large cap stocks. The best performing sectors were Consumer Staples and Materials, each of which were down about 5% for the year. The worst performing sectors were again Technology (-37%) and Telecommunications (-34%).

Looking forward, major concerns for stock investors continue to be the strength of the economy and its impact on jobs, the potential of a war in Iraq, and, of course, the ultimate determinate of the stock market's value, corporate earnings. A primary concern about the economy is that consumers, who have been carrying the economy on their backs for the past three years, may pull back on spending. If this happens, and if the corporate sector fails to pick up its capital spending, the economy may fall back into a recession. Although many political and military experts predict any war in Iraq would be short and decisive, there is always a danger of a prolonged and expanded conflict that would unsettle the world's oil market and the global economy. Corporate earnings, after falling over the past several years, turned around in 2002 and increased nearly 50% during the year. Stock market "bulls" feel this improvement in earnings, coupled with the sharp drop in stock prices, provides a good buying opportunity, especially when compared to the low yields available on bonds. The less optimistic stock market "bears" have less confidence that the reported earnings accurately reflect the financial health of the company and are concerned about the sustainability of earnings growth in the current economic and world environment.

INTERNATIONAL EQUITIES
In an increasingly global economy, the rest of the world faced the same issues as in the United States. Concerns about the strength of the world economy and the rising global tensions were on the minds of investors around the world. Foreign stocks also fell in value during 2002, as measured by the MSCI EAFE (Europe Australasia Far East) Index return of -15.9% for the dollar-based investor. On a local currency basis however, EAFE lost about 26%. The difference was due to the drop in the dollar's value against most other currencies over the course of the year, which made non-dollar denominated securities worth more. There was no difference between the return in value style and growth style foreign stocks during the year, but foreign small stocks did much better than their large cap counterparts. Among the major markets, Japan and the Pacific Rim countries did better than the United Kingdom and the rest of Europe. Emerging Market countries, with the exception of Latin America, did better than the more developed foreign countries.

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE LEHMAN
 BROTHERS
 AGGREGATE
 BOND INDEX.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 U.S. BONDS

  NET ASSETS
 $425 MILLION

   PORTFOLIO
    MANAGER
    METLIFE
  INVESTMENT
  DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 10.2% compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, return of 10.3% over the same time period.

PORTFOLIO ACTIVITY
The markets experienced significant volatility during the year as concerns about an unstable economy, terrorism, corporate corruption, and accounting fraud dominated the marketplace.

Early in the year, investors expected the economy to strengthen after the Federal Reserve eased interest rates eleven times. This optimism caused interest rates to rise, peaking in the first quarter. Once it became clear that the economy was not getting better, interest rates began their long slide to historic lows in mid-October. During this period, tensions over Iraq and the questionable practices of Enron, Worldcom, Tyco, and other corporations made the news. These shocks to the capital markets reduced investors' tolerance for risk.

Risk aversion was a major theme in the fixed income markets this year, as company after company was downgraded to below investment grade. For the entire year, a record high $144 billion par value of investment grade bonds were downgraded to below investment grade. Investors preferred interest rate risk to credit risk, favoring U.S. Government agency issues and mortgage backed securities to credit bonds, such as industrial and utility bonds.

The yield spreads of U.S. Government agency issues over Treasury issues remained tight for the year, despite assurances from Washington regarding these agencies' ability to manage risk. Mortgage Backed Securities had an unexpected positive year despite falling interest rates and high prepayments of mortgages underlying these securities brought on by the rush of people seeking to refinance their mortgages at lower rates. Banks were strong buyers of MBS due to their need to compensate for the slow growth in commercial and industrial loan portfolios and to maintain their margins. Also, portfolio managers had to compete for production of MBS as they needed to replenish allocations. This, along with the steep yield curve and the demand from mortgage derivatives, provided strong technical support for mortgage backed securities.

The yield curve remained steep for the year reflecting a move to safety and the lack of appetite for risk by investors. Despite a little flattening in fourth quarter, the yield curve finished the year with an approximately 320 basis points (3.20%) difference between 2-year Treasury yields and 30-year Treasury yields. This compares to the ten-year average yield spread of only 75 basis points.

PORTFOLIO OUTLOOK
Factors that can impact the return of the Portfolio and Index include both Monetary and Fiscal policy, economic news, consumer strength, business investments, and exogenous risks such as developments in the Iraq conflict as well as the war on Terrorism.

                             PORTFOLIO COMPOSITION

                      TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                            % OF TOTAL
          SECURITY                                          NET ASSETS
          ------------------------------------------------------------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION............    25.8%
          UNITED STATES TREASURY NOTES.....................    14.9
          FEDERAL HOME LOAN MORTGAGE.......................    12.6
          UNITED STATES TREASURY BONDS.....................     6.1
          FEDERAL HOME LOAN BANKS..........................     6.1
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.........     3.4
          FIRST UNION CORP.................................     1.0
          GENERAL MOTORS ACCEPTANCE CORP...................     0.9
          LEHMAN BROTHERS HOLDINGS, INC....................     0.6
          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES, INC.     0.6


A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX SINCE
                                    11/9/98


                                    [CHART]

            Lehman Brothers Aggregate      Lehman Brothers
               Bond Index Portfolio      Aggregate Bond Index
            -------------------------    --------------------
11/9/98              $10,000                    $10,000
12/98                 10,138                     10,087
12/99                  9,999                     10,002
12/00                 11,139                     11,166
12/01                 11,965                     12,109
12/02                 13,190                     13,352


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                           LEHMAN
                              LEHMAN BROTHERS AGGREGATE   BROTHERS
                                     BOND INDEX           AGGREGATE
                            CLASS A CLASS B(A) CLASS E(B)   INDEX
            1 Year           10.2%     9.9%       10.1%     10.3%
            Since Inception   6.9      8.0         8.9       7.2

--------------------------------------------------------------------------------

 (a) Commenced operations January 2, 2001.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                     MSF-1

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--97.9% OF TOTAL NET ASSETS


           FACE                                                 VALUE
          AMOUNT                                              (NOTE 1A)
       ------------------------------------------------------------------

                    AEROSPACE & DEFENSE--0.5%
       $    460,000 Boeing Co. 7.250%, 06/15/25............ $     498,104
            900,000 Lockheed Martin Corp. 7.375%, 04/15/13.     1,072,189
            233,000 Raytheon Co. 6.750%, 08/15/07..........       258,410
            200,000 United Technologies Corp.
                     7.500%, 09/15/29......................       247,746
                                                            -------------
                                                                2,076,449
                                                            -------------

                    AIRLINES--0.2%
            750,000 Southwest Airlines Co. 6.500%, 03/01/12       804,885
                                                            -------------

                    ALUMINUM--0.2%
            300,000 Alcoa, Inc. 6.500%, 06/01/11...........       339,948
            400,000 Alcoa, Inc. 6.000%, 01/15/12...........       440,241
                                                            -------------
                                                                  780,189
                                                            -------------

                    ASSET BACKED--1.9%
              3,157 Asset Backed Securities Corp.
                     7.570%, 03/21/24......................         3,154
            115,000 Chase Credit Card Owner Trust
                     6.660%, 01/15/07......................       122,860
            125,000 Chemical Master Credit Card Trust I
                     5.980%, 09/15/08......................       136,839
          1,000,000 Citibank Credit Card Issuance Trust
                     4.100%, 12/07/06......................     1,040,410
            190,000 Citibank Credit Card Issuance Trust
                     7.450%, 09/15/07......................       209,446
            228,000 Citibank Credit Card Master Trust I
                     5.300%, 01/09/06......................       236,625
            600,000 Citibank Credit Card Master Trust I
                     6.100%, 05/15/08......................       662,850
          1,000,000 Daimlerchrysler Auto Trust
                     3.850%, 04/06/06......................     1,029,450
            435,000 Detroit Edison Co. 6.190%, 03/01/13....       486,652
          1,000,000 Discover Card Master Trust I
                     5.300%, 11/16/06......................     1,046,910
            175,000 First USA Credit Card Master Trust
                     5.280%, 09/18/06......................       181,680
            170,000 PP&L Transition Bond, L.L.C.
                     6.830%, 03/25/07......................       182,782
             27,402 Premier Auto Trust 5.820%, 10/08/03....        27,425
            886,037 Reliant Energy Transition Bond
                     3.840%, 09/15/07......................       913,921
            100,000 Residential Asset Securities Corp.
                     5.751%, 03/25/27......................       102,122
            500,000 Saxon Asset Securities Trust
                     6.190%, 08/25/22......................       533,730
            200,000 Standard Credit Card Master Trust I
                     7.250%, 04/07/08......................       227,748
          1,000,000 WFS Financial Owner Trust
                     5.180%, 03/20/09......................     1,059,189
                                                            -------------
                                                                8,203,793
                                                            -------------

                    AUTO PARTS--0.1%
            300,000 Delphi Automotive Systems Corp.
                     7.125%, 05/01/29......................       295,900
                                                            -------------

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
    -----------------------------------------------------------------------

                 AUTOMOBILES--0.5%
    $    600,000 DaimlerChrysler North America Holdings
                  6.400%, 05/15/06........................... $     648,664
         350,000 DaimlerChrysler North America
                  8.000%, 06/15/10...........................       403,487
         400,000 Ford Motor Co. 7.250%, 10/01/08 (c).........       397,494
         250,000 Ford Motor Co. 6.500%, 08/01/18.............       205,538
         500,000 Ford Motor Co. 6.375%, 02/01/29.............       383,279
                                                              -------------
                                                                  2,038,462
                                                              -------------

                 BANKS--0.6%
         300,000 Bank of America Corp. 7.400%, 01/15/11......       353,806
         500,000 Bank One N.A.--Illinois 5.500%, 03/26/07....       545,148
       1,000,000 MBNA America Bank National
                  7.125%, 11/15/12...........................     1,057,948
         500,000 Wells Fargo & Co. 5.125%, 02/15/07..........       537,631
                                                              -------------
                                                                  2,494,533
                                                              -------------

                 BUILDING & CONSTRUCTION--0.1%
         500,000 Centex Corp. 7.500%, 01/15/12...............       554,477
                                                              -------------

                 CHEMICALS--0.8%
       2,000,000 Chevron Phillips Chemical Co. L.L.C.
                  5.375%, 06/15/07...........................     2,104,313
         300,000 E. I. du Pont de Nemours
                  6.875%, 10/15/09...........................       351,675
         500,000 Praxair, Inc. 6.625%, 10/15/07..............       561,689
         300,000 Rohm & Haas Co. 7.400%, 07/15/09............       345,948
                                                              -------------
                                                                  3,363,625
                                                              -------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
         800,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.080%, 06/15/09......................       926,412
         200,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.780%, 02/15/32......................       239,382
       1,000,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.895%, 02/15/32 (b)..................     1,192,698
         250,000 Chase Commercial Mortgage Securities Corp.
                  6.390%, 11/18/30...........................       279,626
         500,000 First Union Commercial Mortgage Trust
                  6.070%, 10/15/35...........................       552,240
         450,000 First Union Lehman Brothers Bank of America
                  Commercial Mortgage Trust
                  6.560%, 11/18/35...........................       508,603
       1,000,000 J.P. Morgan Chase Commercial Mortgage
                  Securities 6.044%, 11/15/35................     1,102,377
         250,000 Lehman Brothers Commercial Conduit Mortgage
                  Trust 6.210%, 10/15/35.....................       277,634
         400,000 Structured Asset Securities Corp.
                  6.950%, 03/12/07...........................       446,881
       1,000,000 Trizechahn Office Properties Trust (144A)
                  6.211%, 03/15/13...........................     1,102,461
                                                              -------------
                                                                  6,628,314
                                                              -------------

                See accompanying notes to financial statements.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


          FACE                                                   VALUE
         AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.1%
      $    425,000 International Business Machines
                    8.375%, 11/01/19........................ $     528,863
                                                             -------------

                   CONGLOMERATES--0.1%
           300,000 Honeywell International, Inc.
                    7.500%, 03/01/10........................       348,104
                                                             -------------

                   CONSTRUCTION MATERIALS--0.1%
           250,000 Caterpillar, Inc. 7.250%, 09/15/09.......       292,146
                                                             -------------

                   COSMETICS & PERSONAL CARE--0.1%
           400,000 Procter & Gamble Co. 6.600%, 12/15/04....       436,773
           200,000 Procter & Gamble Co. 6.450%, 01/15/26....       223,778
                                                             -------------
                                                                   660,551
                                                             -------------

                   DOMESTIC OIL--0.1%
           300,000 Tosco Corp. 7.625%, 05/15/06 (c).........       341,129
                                                             -------------

                   DRUGS & HEALTH CARE--0.5%
           145,000 Abbott Laboratories 5.600%, 10/01/03.....       148,996
           300,000 Abbott Laboratories 5.625%, 07/01/06.....       326,685
           400,000 Anthem, Inc. 6.800%, 08/01/12............       437,522
           500,000 Bristol-Myers Squibb Co. 4.750%, 10/01/06       525,671
           250,000 Johnson & Johnson 6.950%, 09/01/29 (c)...       298,756
           300,000 Merck & Co., Inc. 5.950%, 12/01/28 (c)...       316,768
                                                             -------------
                                                                 2,054,398
                                                             -------------

                   ELECTRIC UTILITIES--1.6%
           235,000 Commonwealth Edison Co.
                    6.400%, 10/15/05........................       255,244
           150,000 Consolidated Edison Co. 6.450%, 12/01/07.       169,589
         1,000,000 Consolidated Edison Co., New York Inc.
                    7.500%, 09/01/10........................     1,183,700
           300,000 Dominion Resources, Inc. 8.125%, 06/15/10       350,115
           300,000 Exelon Generation Co., L.L.C.
                    6.950%, 06/15/11........................       325,392
           500,000 FirstEnergy Corp. 5.500%, 11/15/06.......       502,865
         1,081,000 K N Energy, Inc. 6.650%, 03/01/05........     1,150,303
           226,829 Niagara Mohawk Power Corp.
                    7.625%, 10/01/05........................       252,103
           500,000 Progress Energy, Inc. 7.000%, 10/30/31...       519,582
         1,000,000 PSEG Power, L.L.C. 8.625%, 04/15/31......     1,058,823
           600,000 Puget Sound Energy, Inc. 7.960%, 02/22/10       673,933
           400,000 Virginia Electric & Power Co.
                    5.375%, 02/01/07........................       424,660
                                                             -------------
                                                                 6,866,309
                                                             -------------

                   FEDERAL AGENCIES--44.7%
         1,650,000 Federal Farm Credit Bank 6.380%, 11/27/06     1,871,001
         3,600,000 Federal Home Loan Bank 5.375%, 01/05/04..     3,744,612
         3,800,000 Federal Home Loan Bank 3.875%, 12/15/04..     3,954,584
           400,000 Federal Home Loan Bank 6.340%, 06/13/05..       442,001
         5,000,000 Federal Home Loan Bank
                    6.500%, 11/15/05 (c)....................     5,586,950

                 FACE                                    VALUE
                AMOUNT                                 (NOTE 1A)
             -----------------------------------------------------

                          FEDERAL AGENCIES--(CONTINUED)
             $  2,400,000 Federal Home Loan Mortgage
                           5.000%, 01/15/04 (c)..... $   2,489,808
                2,875,000 Federal Home Loan Mortgage
                           7.000%, 03/15/10.........     3,446,291
                  258,497 Federal Home Loan Mortgage
                           7.000%, 06/01/11.........       274,443
                  353,419 Federal Home Loan Mortgage
                           7.000%, 12/01/15.........       374,537
                  553,480 Federal Home Loan Mortgage
                           7.500%, 03/01/16.........       590,670
                1,027,814 Federal Home Loan Mortgage
                           6.000%, 04/01/16.........     1,072,642
                3,985,130 Federal Home Loan Mortgage
                           5.500%, 11/01/17.........     4,133,506
                  272,900 Federal Home Loan Mortgage
                           7.500%, 08/01/24.........       290,927
                  153,316 Federal Home Loan Mortgage
                           7.500%, 11/01/24.........       163,444
                  114,768 Federal Home Loan Mortgage
                           7.500%, 10/01/26.........       122,398
                  107,125 Federal Home Loan Mortgage
                           8.000%, 02/01/27.........       115,274
                  423,149 Federal Home Loan Mortgage
                           7.500%, 10/01/27.........       449,509
                   98,761 Federal Home Loan Mortgage
                           7.000%, 12/01/27.........       103,548
                  213,311 Federal Home Loan Mortgage
                           8.000%, 10/01/28.........       229,538
                1,097,890 Federal Home Loan Mortgage
                           6.000%, 11/01/28.........     1,135,087
                  220,247 Federal Home Loan Mortgage
                           7.000%, 11/01/28.........       231,021
                  429,305 Federal Home Loan Mortgage
                           6.000%, 12/01/28.........       443,850
                  700,398 Federal Home Loan Mortgage
                           6.000%, 02/01/29.........       724,164
                  699,497 Federal Home Loan Mortgage
                           6.000%, 04/01/29.........       723,232
                  179,514 Federal Home Loan Mortgage
                           7.000%, 04/01/29.........       188,246
                  288,583 Federal Home Loan Mortgage
                           6.000%, 05/01/29.........       298,374
                  165,382 Federal Home Loan Mortgage
                           7.000%, 05/01/29.........       173,427
                  448,259 Federal Home Loan Mortgage
                           7.000%, 06/01/29.........       470,065
                  541,045 Federal Home Loan Mortgage
                           7.000%, 07/01/29.........       567,364
                  243,361 Federal Home Loan Mortgage
                           6.500%, 10/01/29.........       253,504
                  815,795 Federal Home Loan Mortgage
                           7.500%, 10/01/29.........       864,063
                  439,511 Federal Home Loan Mortgage
                           6.500%, 02/01/30.........       457,830
                  663,205 Federal Home Loan Mortgage
                           7.500%, 05/01/30.........       701,970

                See accompanying notes to financial statements.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


           FACE                                                  VALUE
          AMOUNT                                               (NOTE 1A)
       -----------------------------------------------------------------------

                       FEDERAL AGENCIES--(CONTINUED)
       $  2,297,798    Federal Home Loan Mortgage
                        7.000%, 01/01/31.................... $    2,410,081
            965,000    Federal Home Loan Mortgage
                        6.750%, 03/15/31....................      1,153,937
            556,653    Federal Home Loan Mortgage
                        6.000%, 06/01/31....................        575,643
             99,438    Federal Home Loan Mortgage
                        6.000%, 07/01/31....................        102,830
          4,207,667    Federal Home Loan Mortgage
                        6.000%, 08/01/31....................      4,351,214
          1,421,905    Federal Home Loan Mortgage
                        6.500%, 08/01/31....................      1,479,877
          1,794,517    Federal Home Loan Mortgage
                        6.000%, 09/01/31....................      1,855,738
            353,954    Federal Home Loan Mortgage
                        6.500%, 10/01/31....................        368,385
          2,504,607    Federal Home Loan Mortgage
                        6.500%, 11/01/31....................      2,606,720
          1,974,742    Federal Home Loan Mortgage
                        7.000%, 12/01/31....................      2,071,238
          8,634,237    Federal Home Loan Mortgage
                        6.500%, 03/01/32....................      8,999,194
          4,908,064    Federal Home Loan Mortgage
                        6.000%, 04/01/32....................      5,080,005
          1,492,637    Federal Home Loan Mortgage
                        6.000%, 11/01/32....................      1,544,928
          3,850,000    Federal National Mortgage Association
                        7.000%, 07/15/05....................      4,317,659
            550,000    Federal National Mortgage Association
                        5.875%, 02/02/06....................        607,167
          5,500,000    Federal National Mortgage Association
                       4.750%, 01/02/07 (c).................      5,826,260
          1,800,000    Federal National Mortgage Association
                        5.000%, 03/12/07....................      1,811,412
            370,000    Federal National Mortgage Association
                        5.250%, 01/15/09 (c)................        404,643
            950,000    Federal National Mortgage Association
                        5.500%, 03/15/11....................      1,042,473
          4,500,000    Federal National Mortgage Association
                        5.375%, 11/15/11 (c)................      4,882,680
            281,172    Federal National Mortgage Association
                        7.000%, 04/01/12....................        298,500
          2,000,000    Federal National Mortgage Association
                        4.375%, 09/15/12 (c)................      2,006,160
            261,464    Federal National Mortgage Association
                        6.500%, 01/01/13....................        275,629
             13,576    Federal National Mortgage Association
                        6.500%, 04/01/13....................         14,311
            721,423    Federal National Mortgage Association
                        6.500%, 06/01/13....................        760,507
             20,248    Federal National Mortgage Association
                        6.500%, 07/01/13....................         21,345
          3,943,897    Federal National Mortgage Association
                        6.000%, 10/01/13....................      4,137,559
            271,197    Federal National Mortgage Association
                        7.000%, 02/01/14....................        287,911

            FACE                                                  VALUE
           AMOUNT                                               (NOTE 1A)
        -------------------------------------------------------------------

                        FEDERAL AGENCIES--(CONTINUED)
        $    645,286    Federal National Mortgage Association
                         6.000%, 03/01/14.................... $     676,745
             114,863    Federal National Mortgage Association
                         6.000%, 06/01/14....................       120,462
             238,749    Federal National Mortgage Association
                         6.500%, 06/01/14....................       251,495
             711,522    Federal National Mortgage Association
                         6.000%, 07/01/14....................       746,209
             230,387    Federal National Mortgage Association
                         6.000%, 09/01/14....................       241,619
             290,688    Federal National Mortgage Association
                         7.500%, 08/01/15....................       310,076
          22,552,432    Federal National Mortgage Association
                         6.500%, 04/01/17....................    23,787,696
           4,000,000    Federal National Mortgage Association
                         6.000%, 09/01/17....................     4,187,260
           3,834,870    Federal National Mortgage Association
                         5.500%, 11/01/17....................     3,976,860
             905,002    Federal National Mortgage Association
                         7.000%, 10/01/21....................       951,438
             224,127    Federal National Mortgage Association
                         7.500%, 09/01/25....................       238,347
              17,360    Federal National Mortgage Association
                         7.000%, 06/01/26....................        18,250
             222,946    Federal National Mortgage Association
                         7.500%, 06/01/26....................       236,823
               8,064    Federal National Mortgage Association
                         8.000%, 10/01/26....................         8,688
              15,637    Federal National Mortgage Association
                         7.500%, 09/01/27....................        16,598
              13,838    Federal National Mortgage Association
                         7.500%, 11/01/27....................        14,689
               5,928    Federal National Mortgage Association
                         7.500%, 12/01/27....................         6,292
             289,591    Federal National Mortgage Association
                         7.500%, 03/01/28....................       307,308
             660,523    Federal National Mortgage Association
                         7.000%, 06/01/28....................       693,287
             812,762    Federal National Mortgage Association
                         6.000%, 08/01/28....................       840,172
               5,276    Federal National Mortgage Association
                         7.500%, 08/01/28....................         5,599
             178,882    Federal National Mortgage Association
                         6.000%, 11/01/28....................       184,914
              82,255    Federal National Mortgage Association
                         6.000%, 12/01/28....................        85,029
           7,826,805    Federal National Mortgage Association
                         6.500%, 12/01/28....................     8,142,475
             494,756    Federal National Mortgage Association
                         6.500%, 03/01/29....................       514,931
           2,194,499    Federal National Mortgage Association
                         6.500%, 04/01/29....................     2,283,987
             200,491    Federal National Mortgage Association
                         6.500%, 05/01/29....................       208,666
             900,000    Federal National Mortgage Association
                         6.250%, 05/15/29....................     1,004,013

                See accompanying notes to financial statements.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $    528,702 Federal National Mortgage Association
                    7.500%, 07/01/29....................... $     561,214
           108,763 Federal National Mortgage Association
                    6.500%, 08/01/29.......................       113,199
           560,052 Federal National Mortgage Association
                    7.000%, 09/01/29.......................       587,480
           769,416 Federal National Mortgage Association
                    7.000%, 10/01/29.......................       807,098
           290,444 Federal National Mortgage Association
                    7.500%, 10/01/29.......................       307,428
             8,545 Federal National Mortgage Association
                    8.000%, 11/01/29.......................         9,163
            32,703 Federal National Mortgage Association
                    7.000%, 12/01/29.......................        34,304
            29,000 Federal National Mortgage Association
                    8.000%, 04/01/30.......................        31,080
         3,850,293 Federal National Mortgage Association
                    6.500%, 05/01/30.......................     4,007,303
           137,519 Federal National Mortgage Association
                    8.000%, 05/01/30.......................       147,383
         2,675,000 Federal National Mortgage Association
                    7.250%, 05/15/30 (c)...................     3,366,381
           183,996 Federal National Mortgage Association
                    7.500%, 07/01/30.......................       194,570
           294,686 Federal National Mortgage Association
                    8.000%, 11/01/30.......................       315,824
           216,202 Federal National Mortgage Association
                    8.000%, 01/01/31.......................       231,710
           416,208 Federal National Mortgage Association
                    8.000%, 02/01/31.......................       446,063
         2,136,671 Federal National Mortgage Association
                    6.000%, 06/01/31.......................     2,209,319
         1,405,286 Federal National Mortgage Association
                    6.500%, 09/01/31.......................     1,461,632
           516,557 Federal National Mortgage Association
                    6.500%, 02/01/32.......................       542,049
           896,854 Federal National Mortgage Association
                    7.000%, 04/01/32.......................       942,685
         4,566,363 Federal National Mortgage Association
                    7.000%, 06/01/32.......................     4,799,711
         7,497,876 Federal National Mortgage Association
                    6.000%, 09/01/32.......................     7,759,720
         3,491,986 Federal National Mortgage Association
                    5.500%, 10/01/32.......................     3,564,420
           300,000 Federal National Mortgage Association
                   6.210%, 08/06/38 (c)....................       334,074
            26,357 Government National Mortgage Association
                    8.000%, 09/15/16.......................        28,896
            54,008 Government National Mortgage Association
                    6.500%, 05/15/23.......................        57,117
           255,987 Government National Mortgage Association
                    9.000%, 11/15/24.......................       284,867
            76,803 Government National Mortgage Association
                    8.000%, 08/15/26.......................        83,304
           105,011 Government National Mortgage Association
                    8.000%, 09/15/26.......................       113,899

          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $  1,236,339 Government National Mortgage Association
                    6.500%, 02/15/27....................... $   1,303,367
             5,561 Government National Mortgage Association
                    7.000%, 04/15/27.......................         5,902
            85,579 Government National Mortgage Association
                    8.000%, 04/15/27.......................        92,276
            79,325 Government National Mortgage Association
                    8.000%, 05/15/27.......................        85,533
           486,866 Government National Mortgage Association
                    7.000%, 01/15/28.......................       516,184
           152,397 Government National Mortgage Association
                    7.500%, 02/20/28.......................       161,715
           250,973 Government National Mortgage Association
                    7.000%, 04/15/28.......................       266,086
           309,463 Government National Mortgage Association
                    7.000%, 05/15/28.......................       328,099
           337,227 Government National Mortgage Association
                    7.000%, 06/15/28.......................       357,534
           400,598 Government National Mortgage Association
                    6.500%, 07/15/28.......................       420,689
           564,785 Government National Mortgage Association
                    6.500%, 08/15/28.......................       593,111
           210,944 Government National Mortgage Association
                    7.000%, 10/15/28.......................       223,646
           443,931 Government National Mortgage Association
                    6.500%, 11/15/28.......................       466,196
           105,527 Government National Mortgage Association
                    6.500%, 12/15/28.......................       110,820
           250,804 Government National Mortgage Association
                    6.000%, 01/15/29.......................       261,408
           218,512 Government National Mortgage Association
                    7.000%, 06/15/29.......................       231,415
           397,946 Government National Mortgage Association
                    8.000%, 06/15/29.......................       428,666
           221,810 Government National Mortgage Association
                    6.500%, 07/15/29.......................       232,846
           147,964 Government National Mortgage Association
                    7.500%, 08/15/29.......................       157,590
           359,709 Government National Mortgage Association
                    7.000%, 09/15/29.......................       380,948
           367,902 Government National Mortgage Association
                    7.500%, 04/15/30.......................       391,608
           109,951 Government National Mortgage Association
                    7.000%, 01/15/31.......................       116,319
           664,391 Government National Mortgage Association
                    7.000%, 03/15/31.......................       702,869
         1,973,633 Government National Mortgage Association
                    6.500%, 06/20/31.......................     2,061,527
         3,816,512 Government National Mortgage Association
                    7.000%, 08/15/31.......................     4,037,542
                                                            -------------
                                                              193,317,603
                                                            -------------

                   FINANCE & BANKING--7.7%
           150,000 Allstate Corp. 6.900%, 05/15/38.........       165,647
           250,000 American General Corp. 8.500%, 07/01/30.       325,816

                See accompanying notes to financial statements.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                   FINANCE & BANKING--(CONTINUED)
      $    600,000 Associates Corp. North America
                    6.250%, 11/01/08....................... $     666,874
           200,000 Associates Corp. North America
                    6.950%, 11/01/18.......................       227,613
           500,000 Axa Financial, Inc. 7.750%, 08/01/10....       569,783
           500,000 Bank America Corp. 5.250%, 02/01/07.....       537,694
           150,000 Bank of America 7.800%, 02/15/10........       178,606
           250,000 Bank One Corp. 7.625%, 08/01/05.........       281,585
           800,000 Bank One Texas N.A. 6.250%, 02/15/08....       902,573
           550,000 Boeing Capital Corp. 5.650%, 05/15/06...       576,879
           200,000 Capital One Bank 6.700%, 05/15/08.......       186,000
           151,000 Chase Manhattan Corp. 7.125%, 02/01/07..       169,319
           350,000 Chubb Corp. 6.000%, 11/15/11 (c)........       369,032
           750,000 Citigroup, Inc. 6.200%, 03/15/09........       837,625
           250,000 Citigroup, Inc. 7.250%, 10/01/10........       287,911
           500,000 Countrywide Funding Corp.
                    5.625%, 05/15/07.......................       536,160
           200,000 EOP Operating 6.375%, 02/15/03..........       200,889
           250,000 Equitable Cos., Inc. 6.500%, 04/01/08...       271,350
           200,000 First Industrial, L.P. 6.875%, 04/15/12.       214,875
         3,750,000 First Union Corp. 7.550%, 08/18/05......     4,228,060
           500,000 Fleet National Bank 5.750%, 01/15/09....       517,348
           250,000 FleetBoston Financial Corp.
                    7.250%, 09/15/05.......................       278,157
           500,000 FleetBoston Financial Corp.
                    4.875%, 12/01/06 (c)...................       523,409
           500,000 Ford Motor Credit Co. 7.500%, 06/15/03..       507,402
         1,200,000 Ford Motor Credit Co. 6.500%, 01/25/07..     1,185,971
           300,000 Ford Motor Credit Co. 7.375%, 02/01/11..       292,864
           550,000 General Electric Capital Corp.
                    6.750%, 09/11/03.......................       569,922
           400,000 General Electric Capital Corp.
                    5.375%, 03/15/07 (c)...................       429,844
           200,000 General Electric Capital Corp.
                    6.750%, 03/15/32.......................       221,695
           100,000 General Electric Capital Corp.
                    7.500%, 08/21/35.......................       120,189
         1,000,000 General Motors Acceptance Corp.
                    7.500%, 07/15/05.......................     1,048,701
         1,000,000 General Motors Acceptance Corp.
                    6.750%, 01/15/06.......................     1,040,341
           600,000 General Motors Acceptance Corp.
                    6.125%, 02/01/07 (c)...................       611,709
           250,000 General Motors Acceptance Corp.
                    5.850%, 01/14/09.......................       240,477
           600,000 General Motors Acceptance Corp.
                    7.750%, 01/19/10.......................       628,905
           300,000 General Motors Acceptance Corp.
                    7.250%, 03/02/11.......................       303,169
           350,000 Heller Financial, Inc. 7.375%, 11/01/09.       411,984
           350,000 Household Finance Corp. 8.000%, 05/09/05       377,269
           500,000 Household Finance Corp. 5.750%, 01/30/07       523,377
           300,000 Household Finance Corp. 8.000%, 07/15/10       336,427
           100,000 Household Finance Corp. 7.000%, 05/15/12       109,670
           800,000 International Lease Finance Corp.
                    5.700%, 07/03/06.......................       840,216

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $  1,000,000 KFW International Finance, Inc.
                  8.000%, 02/15/10........................... $   1,248,158
       2,000,000 Lehman Brothers Holdings, Inc.
                  7.750%, 01/15/05...........................     2,211,782
         500,000 Lehman Brothers Holdings, Inc.
                  6.250% 05/15/06............................       548,456
         500,000 Mellon Funding Corp. 5.750%, 11/15/03.......       517,477
         250,000 Mellon Funding Corp. 6.400%, 05/14/11 (c)...       278,833
         300,000 National Rural Utilities Cooperative Finance
                  8.000%, 03/01/32...........................       361,154
         340,000 Paine Webber Group, Inc.
                  6.550%, 04/15/08...........................       382,966
         300,000 Simon Debartlol 6.875%, 10/27/05............       324,849
         500,000 Southern Co. Capital Funding
                  5.300%, 02/01/07...........................       528,447
         350,000 Speiker Properties, L.P. 7.350%, 12/01/17...       378,979
         500,000 SunTrust Bank--Atlanta 7.250%, 09/15/06.....       575,025
         254,617 Vanderbilt Mortgage & Finance, Inc.
                  6.120%, 02/07/15...........................       260,303
          55,000 Vanderbilt Mortgage & Finance, Inc.
                  6.080%, 12/07/15...........................        58,080
         500,000 Wachovia Corp. 4.950%, 11/01/06.............       535,146
         500,000 Washington Mutual, Inc. 5.625%, 01/15/07....       538,081
         300,000 Wells Fargo & Co. 5.900%, 05/21/06..........       329,407
         250,000 Wells Fargo Financial, Inc.
                  7.000%, 11/01/05...........................       279,360
         375,000 Western National Corp. 7.125%, 02/15/04.....       395,781
                                                              -------------
                                                                 32,605,621
                                                              -------------

                 FINANCIAL SERVICES--1.5%
         300,000 Bell Atlantic Financial Services, Inc.
                  7.600%, 03/15/07...........................       341,619
         190,000 California Infrastructure & Economic
                  Development 6.480%, 12/26/09...............       213,917
         300,000 Chase Funding Mortgage Loan
                  6.550%, 03/25/13...........................       322,099
       1,000,000 Chase Funding Mortgage Loan
                  4.788%, 03/25/20...........................     1,022,880
         400,000 CIT Group, Inc. 7.750%, 04/02/12............       448,335
         500,000 Citigroup, Inc. 5.750%, 05/10/06............       543,891
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.550%, 03/15/30...........................     1,122,487
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.540%, 07/15/30...........................     1,124,705
         700,000 Morgan Stanley Dean Witter Capital I Trust
                  7.200%, 10/15/33...........................       817,557
         354,167 Pemex Finance, Ltd. 8.450%, 02/15/07........       396,086
                                                              -------------
                                                                  6,353,576
                                                              -------------

                 FOOD & BEVERAGES--1.1%
         200,000 Archer-Daniels-Midland Co.
                  8.875%, 04/15/11...........................       257,149
         400,000 Campbell Soup Co. 5.500%, 03/15/07..........       432,926
         300,000 Coca-Cola Enterprises, Inc.
                  6.950%, 11/15/26...........................       341,688

                See accompanying notes to financial statements.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


         FACE                                                        VALUE
        AMOUNT                                                     (NOTE 1A)
     ----------------------------------------------------------------------------

                     FOOD & BEVERAGES--(CONTINUED)
     $    300,000    Fred Meyer, Inc. 7.450%, 03/01/08.......... $     343,439
          400,000    General Mills, Inc. 5.125%, 02/15/07.......       425,013
          500,000    General Mills, Inc. 6.000%, 02/15/12.......       544,442
          900,000    Kraft Foods, Inc. 6.250%, 06/01/12.........     1,004,743
          300,000    Pepsi Bottling Group, Inc. 7.000%, 03/01/29       349,450
          250,000    Pepsi Bottling Holdings, Inc. (144A)
                      5.625%, 02/17/09..........................       272,425
          250,000    Unilever Capital Corp. 6.750%, 11/01/03....       260,705
          300,000    Unilever Capital Corp. 7.125%, 11/01/10....       354,844
                                                                 -------------
                                                                     4,586,824
                                                                 -------------

                     FOREST PRODUCTS & PAPER--0.6%
          500,000    International Paper Co. 8.125%, 07/08/05...       559,277
          250,000    International Paper Co. 6.875%, 04/15/29...       263,639
        1,000,000    MeadWestvaco Corp. 6.850%, 04/01/12........     1,110,126
          500,000    Weyerhaeuser Co. 7.375%, 03/15/32..........       540,188
                                                                 -------------
                                                                     2,473,230
                                                                 -------------

                     GAS & OIL--1.0%
          600,000    Anadarko Petroleum Corp.
                      5.375%, 03/01/07..........................       641,259
          400,000    Conoco, Inc. 5.900%, 04/15/04..............       420,807
          300,000    Conoco, Inc. 6.950%, 04/15/29..............       338,255
          900,000    Devon Financing Corp. 6.875%, 09/30/11.....     1,006,439
          600,000    Kerr-McGee Corp. 6.625%, 10/15/07..........       674,028
          350,000    Kinder Morgan Energy Partners, L.P.
                      6.750%, 03/15/11..........................       382,766
          300,000    Occidental Petroleum Corp.
                      7.375%, 11/15/08..........................       351,100
          300,000    Phillips Petroleum Co. 6.375%, 03/30/09....       338,128
          250,000    Texaco Capital, Inc. 6.000%, 06/15/05......       273,564
                                                                 -------------
                                                                     4,426,346
                                                                 -------------

                     INDUSTRIAL MACHINERY--0.1%
          300,000    Deere & Co. 7.850%, 05/15/10...............       359,829
                                                                 -------------

                     INSURANCE--0.2%
          500,000    GE Global Insurance Holding Corp.
                      7.500%, 06/15/10..........................       567,822
          105,000    Hartford Financial Services Group, Inc.
                      6.375%, 11/01/08..........................       114,253
                                                                 -------------
                                                                       682,075
                                                                 -------------

                     INTERNATIONAL OIL--0.2%
          300,000    Atlantic Richfield Co. 5.900%, 04/15/09....       336,166
          300,000    Transocean Sedco Forex, Inc.
                      7.500%, 04/15/31..........................       346,304
                                                                 -------------
                                                                       682,470
                                                                 -------------

                     INVESTMENT BROKERAGE--1.1%
          500,000    Bear Stearns Co., Inc. 5.700%, 01/15/07 (c)       540,456
          250,000    Bear Stearns Co., Inc. 7.800%, 08/15/07....       292,571
          300,000    Donaldson Lufkin & Jenrette
                      6.500%, 06/01/08..........................       327,249

          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                   INVESTMENT BROKERAGE--(CONTINUED)
      $    750,000 Goldman Sachs Group, Inc.
                    6.650%, 05/15/09....................... $     826,417
           350,000 J.P. Morgan Chase & Co. 5.350%, 03/01/07       371,365
           500,000 J.P. Morgan Chase & Co. 5.250%, 05/30/07       528,933
           250,000 J.P. Morgan Chase & Co. 6.750%, 02/01/11       270,577
           250,000 Merrill Lynch & Co. 6.375%, 10/15/08....       278,589
           200,000 Merrill Lynch & Co. 6.500%, 07/15/18....       209,168
           500,000 Morgan Stanley Dean Witter & Co.
                    6.100%, 04/15/06.......................       544,989
           300,000 Morgan Stanley Dean Witter & Co.
                    8.000%, 06/15/10.......................       355,940
                                                            -------------
                                                                4,546,254
                                                            -------------

                   LEISURE--0.1%
           500,000 Carnival Corp. 6.150%, 04/15/08.........       517,095
                                                            -------------

                   MEDIA--1.5%
           500,000 Belo Corp. 8.000%, 11/01/08.............       563,402
         1,000,000 AOL Time Warner, Inc. 6.150%, 05/01/07..     1,039,008
           300,000 AOL Time Warner, Inc. 7.625%, 04/15/31..       309,327
         1,800,000 CBS, Inc. 7.150%, 05/20/05..............     1,987,489
           600,000 Clear Channel Communications, Inc.
                    6.000%, 11/01/06.......................       645,658
           250,000 Comcast Cable Communications
                    8.375%, 05/01/07.......................       280,083
           300,000 News America Holdings, Inc.
                    7.375%, 10/17/08.......................       327,831
           250,000 The Walt Disney Co. 7.300%, 02/08/05....       272,023
           200,000 The Walt Disney Co. 6.375%, 03/01/12 (c)       218,849
           250,000 Time Warner Entertainment Co., L.P.
                    7.250%, 09/01/08.......................       269,364
           418,000 Time Warner, Inc. 9.125%, 01/15/13......       490,352
                                                            -------------
                                                                6,403,386
                                                            -------------

                   RAILROADS & EQUIPMENT--0.1%
           200,000 CSX Corp. 6.750%, 03/15/11..............       223,656
           300,000 Union Pacific Corp. 7.600%, 05/01/05....       333,952
                                                            -------------
                                                                  557,608
                                                            -------------

                   RETAIL--0.9%
           225,000 Albertsons, Inc. 6.625%, 06/01/28.......       225,101
           400,000 Costco Wholesale Corp. 5.500%, 03/15/07.       432,926
           447,000 Dayton Hudson Corp. 6.400%, 02/15/03....       449,266
           225,000 Federated Department Stores, Inc.
                    6.300%, 04/01/09.......................       246,186
           197,000 McDonald's Corp. 5.950%, 01/15/08.......       217,742
           750,000 Safeway, Inc. 6.150%, 03/01/06..........       802,481
           500,000 Sears Roebuck Acceptance Corp.
                    7.000%, 06/15/07 (c)...................       500,000
           250,000 Sears Roebuck Acceptance Corp.
                    7.000%, 02/01/11 (c)...................       236,250
           150,000 Target Corp. 7.000%, 07/15/31...........       168,347
           500,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09..       584,776
                                                            -------------
                                                                3,863,075
                                                            -------------

                See accompanying notes to financial statements.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ---------------------------------------------------------------------

                  TELECOMMUNICATIONS--1.6%
     $    500,000 Alltel Corp. 7.875%, 07/01/32............. $     605,665
          976,000 AT&T Broadband Corp. 8.375%, 03/15/13.....     1,108,659
           45,000 AT&T Corp. 6.000%, 03/15/09...............        44,867
          500,000 AT&T Corp. 6.500%, 03/15/13...............       500,852
          300,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31.........................       294,000
          250,000 BellSouth Capital Funding Corp.
                   7.875%, 02/15/30.........................       306,888
          100,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31       102,917
        1,000,000 Citizens Communications Co.
                   8.500%, 05/15/06.........................     1,096,754
          250,000 Cox Communications, Inc.
                   7.750%, 11/01/10.........................       283,252
          100,000 New York Telephone Co. 5.875%, 09/01/03...       102,339
          300,000 SBC Communications, Inc.
                   5.750%, 05/02/06.........................       325,254
          500,000 SBC Communications, Inc.
                   5.875%, 02/01/12 (c).....................       539,356
          400,000 Sprint Capital Corp. 7.625%, 01/30/11.....       380,000
          400,000 Verizon New England, Inc.
                   6.500%, 09/15/11.........................       441,146
          500,000 Verizon New York, Inc. 7.375%, 04/01/32...       572,029
                                                             -------------
                                                                 6,703,978
                                                             -------------

                  TRANSPORTATION--0.2%
          300,000 CSX Corp. 7.450%, 05/01/07................       343,963
          350,000 Norfolk Southern Corp. 6.200%, 04/15/09...       388,816
          300,000 Norfolk Southern Corp. 7.250%, 02/15/31...       347,857
                                                             -------------
                                                                 1,080,636
                                                             -------------

                  TRUCKING & FREIGHT FORWARDING--0.1%
          250,000 Fedex Corp. 6.625%, 02/12/04..............       261,760
          100,000 Fedex Corp. 6.875%, 02/15/06..............       109,640
                                                             -------------
                                                                   371,400
                                                             -------------

                  U.S. TREASURY--20.9%
          270,000 United States Treasury Bonds
                   13.875%, 05/15/11 (c)....................       370,980
          385,000 United States Treasury Bonds
                   10.375%, 11/15/12 (c)....................       514,860
        1,375,000 United States Treasury Bonds
                   9.250%, 02/15/16 (c).....................     2,040,775
          750,000 United States Treasury Bonds
                   7.250%, 05/15/16 (c).....................       960,533
          570,000 United States Treasury Bonds
                   8.875%, 08/15/17 (c).....................       833,511
        2,625,000 United States Treasury Bonds
                   8.875%, 02/15/19 (c).....................     3,877,598
          595,000 United States Treasury Bonds
                   8.125%, 08/15/19 (c).....................       829,121
          315,000 United States Treasury Bonds
                   8.750%, 08/15/20 (c).....................       465,179
        1,200,000 United States Treasury Bonds
                   7.875%, 02/15/21 (c).....................     1,646,628

            FACE                                               VALUE
           AMOUNT                                            (NOTE 1A)
        -------------------------------------------------------------------

                     U.S. TREASURY--(CONTINUED)
        $  4,600,000 United States Treasury Bonds
                      8.125%, 08/15/21 (c)................ $   6,474,638
           1,100,000 United States Treasury Bonds
                      7.625%, 02/15/25 (c)................     1,503,139
             500,000 United States Treasury Bonds
                      6.750%, 08/15/26 (c)................       625,330
           1,000,000 United States Treasury Bonds
                      6.500%, 11/15/26 (c)................     1,216,590
             165,000 United States Treasury Bonds
                      6.625%, 02/15/27 (c)................       203,796
             200,000 United States Treasury Bonds
                      6.375%, 08/15/27 (c)................       240,230
           1,050,000 United States Treasury Bonds
                      6.125%, 11/15/27 (c)................     1,226,169
           2,420,000 United States Treasury Bonds
                      5.500%, 08/15/28 (c)................     2,613,116
             250,000 United States Treasury Bonds
                      5.250%, 02/15/29 (c)................       261,073
           2,000,000 United States Treasury Notes
                      4.000%, 04/30/03....................     2,018,540
           2,800,000 United States Treasury Notes
                      5.250%, 05/15/04 (c)................     2,949,856
           1,450,000 United States Treasury Notes
                      7.250%, 08/15/04 (c)................     1,586,199
           2,000,000 United States Treasury Notes
                      2.125%, 08/31/04 (c)................     2,022,360
           2,000,000 United States Treasury Notes
                      1.875%, 09/30/04 (c)................     2,014,340
           2,300,000 United States Treasury Notes
                      5.875%, 11/15/04 (c)................     2,484,460
           9,030,000 United States Treasury Notes
                      7.875%, 11/15/04 (c)................    10,083,620
           6,700,000 United States Treasury Notes
                      6.500%, 08/15/05 (c)................     7,495,558
           1,900,000 United States Treasury Notes
                      6.250%, 02/15/07 (c)................     2,179,414
           5,500,000 United States Treasury Notes
                      4.375%, 05/15/07....................     5,905,735
           5,580,000 United States Treasury Notes
                      5.625%, 05/15/08....................     6,332,072
           3,400,000 United States Treasury Notes
                      6.000%, 08/15/09 (c)................     3,952,976
           6,500,000 United States Treasury Notes
                      5.000%, 02/15/11 (c)................     7,141,615
           3,500,000 United States Treasury Notes
                      5.000%, 08/15/11....................     3,837,855
           3,000,000 United States Treasury Notes
                      4.375%, 08/15/12 (c)................     3,136,440
                                                           -------------
                                                              89,044,306
                                                           -------------

                     YANKEE--4.6%
           1,000,000 Abbey National, Plc. 6.690%, 10/17/05     1,106,814
             230,000 ABN-AMRO Bank NV-New York Branch
                      7.750%, 05/15/23....................       262,450

                See accompanying notes to financial statements.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)
                                               SHORT TERM INVESTMENTS--2.9%


        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
    -----------------------------------------------------------------------

                 YANKEE--(CONTINUED)
    $    300,000 Apache Finance Canada Corp.
                  7.750%, 12/15/29..........................  $     377,278
          45,000 Asian Development Bank 5.750%, 05/19/03....         45,723
         300,000 British Telecommunications, Plc.
                  7.875%, 12/15/05..........................        338,321
         600,000 Burlington Resources Finance Co.
                  5.700%, 03/01/07..........................        645,135
       1,000,000 Deutsche Telekom International Finance B.V.
                  8.250%, 06/15/05..........................      1,092,938
         800,000 Diageo Capital, Plc. 6.625%, 06/24/04......        856,455
       1,000,000 European Investment Bank
                  4.000%, 08/30/05..........................      1,048,640
         500,000 Government of Canada 6.750%, 08/28/06......        571,712
         250,000 Hydro Quebec 7.500%, 04/01/16..............        312,074
         400,000 Intermediate American Development Bank
                  8.875%, 06/01/09..........................        517,723
         200,000 Intermediate American Development Bank
                  7.000%, 06/15/25..........................        241,616
         500,000 Intermediate American Development Bank
                  6.800%, 10/15/25..........................        591,766
         535,000 International Bank for Reconstruction &
                  Development 8.875%, 03/01/26..............        787,378
         500,000 Korea Development Bank 7.125%, 04/22/04....        532,074
       1,000,000 Midland Bank, Plc. 8.625%, 12/15/04........      1,119,349
         350,000 National Australia Bank, Ltd.
                  6.600%, 12/10/07..........................        396,590
         300,000 Norsk Hydro 6.700%, 01/15/18...............        325,557
       1,000,000 Petroleos Mexicanos 9.250%, 03/30/18.......      1,120,000
         250,000 Province of Nova Scotia 9.250%, 03/01/20...        357,128
         300,000 Province of Ontario 5.500%, 10/01/08.......        332,267
         415,000 Province of Quebec 8.800%, 04/15/03........        423,417
         350,000 Province of Quebec 7.500%, 07/15/23........        428,549
         350,000 Republic of Finland 7.875%, 07/28/04 (c)...        383,993
         500,000 Republic of Italy 5.250%, 04/05/06 (c).....        543,074
         300,000 Republic of Italy 6.000%, 05/29/08.........        339,600
         900,000 Republic of Italy 5.625%, 06/15/12.........        999,570
         200,000 Republic of Korea 8.875%, 04/15/08.........        247,849
         200,000 Transcanada Pipelines, Ltd.
                  9.125%, 04/20/06..........................        229,434
         500,000 United Mexican States
                  9.875%, 01/15/07 (c)......................        598,750
         500,000 United Mexican States 9.875%, 02/01/10.....        608,750
         250,000 United Mexican States 8.375%, 01/14/11.....        282,500
       1,150,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10...      1,355,162
                                                             --------------
                                                                 19,419,636
                                                             --------------
                 Total Bonds & Notes
                  (Identified Cost $395,708,721)............    416,327,075
                                                             --------------

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   DISCOUNT NOTES--2.9%
       $12,100,000 Federal Home Loan Bank 1.020%, 01/06/03 $ 12,098,286
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $12,098,286).........   12,098,286
                                                           ------------
                   Total Investments--100.8%
                    (Identified Cost $407,807,007) (a)....  428,425,361
                   Other assets less liabilities..........   (3,352,508)
                                                           ------------

                   TOTAL NET ASSETS--100%................. $425,072,853
                                                           ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized appreciation on investments based on cost of $409,787,842 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $20,971,697
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (2,334,178)
                                                                -----------
    Net unrealized appreciation................................ $18,637,519
                                                                ===========

(b)Variable or floating rate security. Rate disclosed is as of 12/31/2002.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $50,415,447 with cash collateral backing valued at $40,854,599 and securities collateral backing valued at $10,670,093.

Key to Abbreviations:

144A--Securitiesexempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $1,374,886 or 0.32% of net assets.

                See accompanying notes to financial statements.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.....................             $428,425,361
       Cash.....................................                  257,313
       Receivable for:
        Fund shares sold........................                  973,519
        Dividends and interest..................                4,641,056
        Collateral for securities loaned........               51,524,692
                                                             ------------
         Total Assets...........................              485,821,941
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   242,940
        Securities purchased....................   8,842,939
        Return of collateral for securities
         loaned.................................  51,524,692
       Accrued expenses:
        Management fees.........................      86,979
        Service and distribution fees...........      12,996
        Directors fees..........................       1,331
        Other expenses..........................      37,211
                                                 -----------
         Total Liabilities......................               60,749,088
                                                             ------------
     NET ASSETS.................................             $425,072,853
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $390,618,003
        Undistributed net investment income.....               18,848,551
        Accumulated net realized gains
         (losses)...............................               (5,012,055)
        Unrealized appreciation (depreciation)
         on investments.........................               20,618,354
                                                             ------------
     NET ASSETS.................................             $425,072,853
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($346,773,622 divided by
      31,058,026 shares of beneficial interest).             $      11.17
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($45,788,466 divided by
      4,148,045 shares of beneficial interest)..             $      11.04
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($32,510,765 divided by
      2,918,778 shares of beneficial interest)..             $      11.14
                                                             ============
     Identified cost of investments.............             $407,807,007
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

      INVESTMENT INCOME
        Interest................................          $ 18,457,231 (a)
                                                          ------------
      EXPENSES
        Management fees......................... $842,197
        Service and distribution fees--Class B..   69,205
        Service and distribution fees--Class E..   15,513
        Directors' fees and expenses............   12,639
        Custodian...............................  142,318
        Audit and tax services..................   18,325
        Legal...................................   12,415
        Printing................................  119,199
        Insurance...............................    3,558
        Miscellaneous...........................    6,870
                                                 --------
        Total expenses..........................             1,242,239
                                                          ------------
      NET INVESTMENT INCOME.....................            17,214,992
                                                          ------------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................               532,722
      Unrealized appreciation (depreciation) on:
        Investments--net........................            15,815,909
                                                          ------------
      Net gain (loss)...........................            16,348,631
                                                          ------------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................          $ 33,563,623
                                                          ============

(a)Income on securities loaned $84,889

                See accompanying notes to financial statements.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $ 17,214,992  $ 11,780,931
  Net realized gain (loss)..........................................      532,722      (338,303)
  Unrealized appreciation (depreciation)............................   15,815,909     2,736,590
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   33,563,623    14,179,218
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................   (8,838,430)   (3,032,285)
    Class B.........................................................     (634,202)      (56,328)
    Class E.........................................................     (116,595)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (9,589,227)   (3,088,613)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  130,378,536   113,792,100
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  154,352,932   124,882,705

NET ASSETS
  Beginning of the year.............................................  270,719,921   145,837,216
                                                                     ------------  ------------
  End of the year................................................... $425,072,853  $270,719,921
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $ 18,848,551  $  8,257,896
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales....................................................... 10,814,280  $115,877,808  12,865,313  $131,876,290
  Reinvestments...............................................    861,445     8,838,430     304,446     3,032,285
  Redemptions................................................. (4,928,245)  (53,016,207) (3,590,669)  (37,203,649)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  6,747,480  $ 71,700,031   9,579,090  $ 97,704,926
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,834,958  $ 40,933,353   1,993,280  $ 20,324,171
  Reinvestments...............................................     62,421       634,202       5,690        56,328
  Redemptions................................................. (1,319,612)  (14,177,532)   (428,692)   (4,379,873)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,577,767  $ 27,390,023   1,570,278  $ 16,000,626
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,271,437  $ 35,149,702       8,344  $     86,653
  Reinvestments...............................................     11,375       116,595           0             0
  Redemptions.................................................   (372,368)   (3,977,815)        (10)         (105)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,910,444  $ 31,288,482       8,334  $     86,548
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. 12,235,691  $130,378,536  11,157,702  $113,792,100
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                       CLASS A
                                                             -------------------------------------------------------
                                                                                                     NOVEMBER 9, 1998(A)
                                                                     YEAR ENDED DECEMBER 31,               THROUGH
                                                             --------------------------------------     DECEMBER 31,
                                                               2002      2001      2000      1999           1998
                                                             --------  --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  10.46  $   9.90  $   9.45  $  10.06        $ 10.00
                                                             --------  --------  --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.47      0.54      0.63      0.48           0.07
 Net realized and unrealized gain (loss) on investments.....     0.57      0.19      0.45     (0.62)          0.07
                                                             --------  --------  --------  --------        -------
 Total from investment operations...........................     1.04      0.73      1.08     (0.14)          0.14
                                                             --------  --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
 Total distributions........................................    (0.33)    (0.17)    (0.63)    (0.47)         (0.08)
                                                             --------  --------  --------  --------        -------
NET ASSET VALUE, END OF PERIOD.............................. $  11.17  $  10.46  $   9.90  $   9.45        $ 10.06
                                                             ========  ========  ========  ========        =======
TOTAL RETURN (%)............................................     10.2       7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......     0.34      0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....     5.14      5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................       48        18        15        96             11 (c)
Net assets, end of period (000)............................. $346,774  $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       --        --        --        --           0.59 (c)

                                                                         CLASS B                       CLASS E
                                                             ---------------------------     -----------------------
                                                                 YEAR     JANUARY 2, 2001(A)     YEAR     MAY 1, 2001(A)
                                                                ENDED          THROUGH          ENDED        THROUGH
                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                 2002            2001            2002          2001
                                                             ------------ ------------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 10.37         $  9.93         $ 10.45        $ 9.97
                                                               -------         -------         -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.38            0.38            0.45          0.02
 Net realized and unrealized gain (loss) on investments.....      0.61            0.23            0.57          0.46
                                                               -------         -------         -------        ------
 Total from investment operations...........................      0.99            0.61            1.02          0.48
                                                               -------         -------         -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
 Total distributions........................................     (0.32)          (0.17)          (0.33)         0.00
                                                               -------         -------         -------        ------
NET ASSET VALUE, END OF PERIOD..............................   $ 11.04         $ 10.37         $ 11.14        $10.45
                                                               =======         =======         =======        ======
TOTAL RETURN (%)............................................       9.9             6.1 (b)        10.1           4.8 (b)
Ratio of operating expenses to average net assets (%).......      0.59            0.63 (c)        0.49          0.53 (c)
Ratio of net investment income to average net assets (%)....      4.89            5.33 (c)        4.90          5.74 (c)
Portfolio turnover rate (%).................................        48              18 (c)          48            18 (c)
Net assets, end of period (000).............................   $45,788         $16,276         $32,511        $   87

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE HIGH
 TOTAL RETURN WHILE
 ATTEMPTING TO
 LIMIT INVESTMENT
 RISK AND PRESERVE
 CAPITAL.

 INCEPTION
 DATE  7/25/86

 ASSET CLASS
 U.S. BONDS/
 LARGE CAP
 STOCKS

    NET ASSETS
    $2 BILLION

     PORTFOLIO
      MANAGER
   STATE STREET
  RESEARCH FIXED
    INCOME TEAM
  JOHN T. WILSON,
        CFA
     (EQUITY)

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of State Street Research Diversified Portfolio returned -13.9%. Its benchmarks, the Standard & Poor's 500 Index/2/ and the Lehman Aggregate Bond Index/1/, returned -22.1% and 10.3%, respectively. The average return of the Portfolio's peer group, the Lipper Balanced Underlying Funds Average/15/, was -10.2% for the same period. The Portfolio's performance can be attributed to a declining stock market, particularly among growth sectors, which more than offset the benefit from bond market gains. In addition, the portfolio's investments in Transportation, Consumer Discretionary, Financials and Conglomerates were a drag on performance relative to the Lipper peer group.

PORTFOLIO ACTIVITY
Weak stock selection hurt the portfolio's performance in a number of industry groups. Media holdings Gemstar and AOL Time Warner, along with Cendant, a commercial services provider, and Darden Restaurants, all declined during the year. The Portfolio also lost ground with its investments in Financial Services, including money center banks J.P. Morgan Chase and Bank of New York, as well as MGIC, a mortgage lender, and Capital One, a leading credit card company. Within Health Care, biotech and pharmaceutical names detracted from returns despite strong gains by Pharmacia, which merged with Pfizer during the year. Our investments in Wyeth, Sepracor, Schering-Plough, Genzyme, and Biogen were disappointments.

On the plus side, our investments in Praxair, a chemical manufacturer, and International Paper made positive contributions to the Portfolio's returns for the year. Defense-oriented companies, such as United Technologies and Lockheed Martin, also benefited portfolio returns. In the Technology sector, we avoided some of the companies that were hardest-hit during the year and benefited from some of the picks we did make. For example, our investment in shares of Hewlett-Packard and Dell Computer helped our performance on a relative basis.

The Portfolio's investments in bonds faired far better than stocks. U.S. Treasury and agency bonds were the year's best performers, along with Mortgage-backed bonds and Emerging Markets bonds. Our investments in Corporate and High-
Yield bonds detracted from performance on an absolute basis, but returns from these sectors were better than their sector benchmarks' because of strong credit selection across industries. Our performance was also hurt by our shorter duration. (Duration is a measure of a fund's sensitivity to changing interest rates.) We anticipated an increase in interest rates in 2002 that did not occur.

PORTFOLIO OUTLOOK
In 2003, we expect a modest and gradual improvement in the economy, corporate earnings, and business spending. Stock valuations are more attractive because of the market's steep decline in 2002. However, risks also remain high. As a result, we have invested in a blend of companies. Some are currently producing visible earnings growth and some we believe have the potential to benefit from an improvement in revenues and earnings in 2003 and beyond.

In general, we have shifted the Portfolio away from its emphasis on Consumer Discretionary stocks, and have instead emphasized industrial and capital-spending oriented positions. We also boosted the Portfolio's exposure to natural resources because this sector has demonstrated improved business prospects.

Within the fixed income portion of the Portfolio, we continue to favor higher-yielding sectors, which stand to benefit from an improving economy. We have maintained the fund's shorter-than-benchmark duration because we continue to believe that interest rates could move higher in the period ahead.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 UNITED STATES TREASURY BONDS......    4.5%
                 MICROSOFT CORP....................    2.7
                 GENERAL ELECTRIC CO...............    1.9
                 EXXONMOBIL CORP...................    1.8
                 CITIGROUP, INC....................    1.7
                 USA INTERACTIVE...................    1.6
                 UNITED STATES TREASURY NOTES......    1.5
                 PFIZER, INC.......................    1.5
                 THE PROCTER & GAMBLE CO...........    1.5
                 AMERICAN INTERNATIONAL GROUP, INC.    1.5


                     A $10,000 INVESTMENT COMPARED TO S&P
                         500 INDEX AND LEHMAN BROTHERS
                     AGGREGATE BOND INDEX SINCE 12/31/1992


                                    [CHART]

                State Street                     Lehman Brothers
            Research Diversified  S&P 500 Index  Aggregate Index
            --------------------  -------------  ---------------
12/92              $10,000           $10,000          $10,000
12/93               11,276            11,007           10,975
12/94               10,929            11,151           10,655
12/95               13,882            15,335           12,623
12/96               15,896            18,850           13,080
12/97               19,167            25,134           14,345
12/98               22,931            32,322           15,589
12/99               24,930            39,120           15,458
12/00               25,186            35,565           17,256
12/01               23,592            31,350           18,713
12/02               20,319            24,421           20,637


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                             LEHMAN
                              STATE STREET RESEARCH         BROTHERS
                                 DIVERSIFIED        S&P 500 AGGREGATE
                              CLASS A   CLASS E(A)   INDEX    INDEX
              1 Year           -13.9%     -13.9%     -22.1%   10.3%
              5 Years            1.2        N/A      - 0.6     7.6
              10 Years           7.4        N/A        9.3     7.5
              Since Inception    8.7      -10.9       11.0     8.3

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--61.0% OF TOTAL NET ASSETS


                                                                 VALUE
         SHARES                                                (NOTE 1A)
       --------------------------------------------------------------------

                      AEROSPACE & DEFENSE--2.2%
           246,000    Honeywell International, Inc......... $     5,904,000
           288,500    Lockheed Martin Corp.................      16,660,875
           100,400    The Boeing Co........................       3,312,196
           196,300    United Technologies Corp.............      12,158,822
                                                            ---------------
                                                                 38,035,893
                                                            ---------------

                      AUTO PARTS--0.6%
         1,163,100    Delphi Automotive Systems Corp.......       9,362,955
                                                            ---------------

                      BANKS--3.6%
           194,200    Bank of America Corp.................      13,510,494
           347,700    Bank of New York Co., Inc............       8,330,892
           404,800    Bank One Corp........................      14,795,440
           290,600    Wachovia Corp........................      10,589,464
           302,400    Wells Fargo & Co.....................      14,173,488
                                                            ---------------
                                                                 61,399,778
                                                            ---------------

                      BIOTECHNOLOGY--2.2%
           434,600    Amgen, Inc. (b)......................      21,008,564
           251,300    Biogen, Inc. (c).....................      10,067,078
           197,600    Millipore Corp. (c)..................       6,718,400
                                                            ---------------
                                                                 37,794,042
                                                            ---------------

                      BUSINESS SERVICES--1.2%
           940,900    Cendant Corp. (b)....................       9,860,632
           365,154    Willis Group Holdings, Ltd. (b)(c)...      10,468,965
                                                            ---------------
                                                                 20,329,597
                                                            ---------------

                      CHEMICALS--1.3%
           231,100    Dow Chemical Co......................       6,863,670
           278,300    Praxair, Inc.........................      16,077,391
                                                            ---------------
                                                                 22,941,061
                                                            ---------------

                      COMPUTERS & BUSINESS EQUIPMENT--2.4%
               316    Anacomp, Inc. (b)....................               3
           508,500    Dell Computer Corp. (b)..............      13,597,290
           791,293    Hewlett-Packard Co...................      13,736,846
           176,200    International Business Machines Corp.      13,655,500
                                                            ---------------
                                                                 40,989,639
                                                            ---------------

                      CONGLOMERATES--1.9%
         1,304,800    General Electric Co..................      31,771,880
                                                            ---------------

                      COSMETICS & PERSONAL CARE--0.7%
           220,300    Avon Products, Inc...................      11,867,561
                                                            ---------------

                      DRUGS & HEALTH CARE--6.6%
           130,200    Abbott Laboratories..................       5,208,000
           258,500    Anthem, Inc. (b).....................      16,259,650
           835,600    Bristol-Myers Squibb Co..............      19,344,140
           998,700    Caremark Rx, Inc. (b)................      16,228,875
           176,000    Eli Lilly & Co.......................      11,176,000
           483,000    Novartis AG (ADR)....................      17,740,590

                                                              VALUE
         SHARES                                             (NOTE 1A)
       --------------------------------------------------------------------

                   DRUGS & HEALTH CARE--(CONTINUED)
           845,675 Pfizer, Inc.......................... $    25,852,285
                                                         ---------------
                                                             111,809,540
                                                         ---------------

                   ELECTRICAL EQUIPMENT--0.6%
           196,100 Emerson Electric Co..................       9,971,685
                                                         ---------------

                   ELECTRONICS--0.7%
           514,900 Agilent Technologies, Inc. (b).......       9,247,604
           302,500 Flextronics International, Ltd. (b)..       2,477,475
                                                         ---------------
                                                              11,725,079
                                                         ---------------

                   ENVIRONMENTAL CONTROL--0.7%
           500,000 Waste Management, Inc................      11,460,000
                                                         ---------------

                   FEDERAL AGENCIES--0.6%
           164,300 Federal National Mortgage Association      10,569,419
                                                         ---------------

                   FINANCIAL SERVICES--2.5%
           397,800 American Express Co..................      14,062,230
           814,630 Citigroup, Inc.......................      28,666,830
                                                         ---------------
                                                              42,729,060
                                                         ---------------

                   FOOD & BEVERAGES--2.1%
           268,000 Kraft Foods, Inc. (c)................      10,433,240
           584,700 PepsiCo, Inc.........................      24,686,034
                                                         ---------------
                                                              35,119,274
                                                         ---------------

                   FOREST PRODUCTS & PAPER--1.0%
           494,300 International Paper Co...............      17,285,671
                                                         ---------------

                   GAS & OIL--5.4%
           413,800 Burlington Resources, Inc............      17,648,570
           852,900 ExxonMobil Corp......................      29,800,326
           174,100 Halliburton Co.......................       3,257,411
           306,500 Nabors Industries, Ltd. (b)..........      10,810,255
           390,900 Noble Corp. (b)......................      13,740,135
           862,300 Ocean Energy, Inc. (b)...............      17,220,131
                                                         ---------------
                                                              92,476,828
                                                         ---------------

                   HEALTH CARE--PRODUCTS--3.3%
           201,500 Boston Scientific Corp. (b)..........       8,567,780
           189,300 Johnson & Johnson....................      10,167,303
           244,400 Medtronic, Inc.......................      11,144,640
           298,200 The Procter & Gamble Co..............      25,627,308
                                                         ---------------
                                                              55,507,031
                                                         ---------------

                   HOTELS & RESTAURANTS--0.0%
            33,000 McDonald's Corp......................         530,640
                                                         ---------------

                   INDUSTRIAL MACHINERY--0.3%
           120,500 Deere & Co...........................       5,524,925
                                                         ---------------

                See accompanying notes to financial statements.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)
                                               BONDS & NOTES--36.3%

                                                             VALUE
          SHARES                                           (NOTE 1A)
        ---------------------------------------------------------------

                    INSURANCE--3.2%
            787,300 ACE, Ltd........................... $    23,099,382
            441,500 American International Group, Inc..      25,540,775
            141,800 MGIC Investment Corp. (c)..........       5,856,340
                                                        ---------------
                                                             54,496,497
                                                        ---------------

                    INTERNET--0.4%
            403,000 Yahoo! Inc. (b)(c).................       6,589,050
                                                        ---------------

                    INVESTMENT BROKERAGE--1.3%
            565,400 Morgan Stanley Dean Witter & Co....      22,570,768
                                                        ---------------

                    LEISURE--1.6%
          1,159,000 USA Interactive (b)(c).............      26,564,280
                                                        ---------------

                    MEDIA--2.4%
            746,200 Comcast Corp. (Special Class A) (b)      16,856,658
            207,700 The Walt Disney Co.................       3,387,587
            522,980 Viacom, Inc. (Class B) (b).........      21,316,665
                                                        ---------------
                                                             41,560,910
                                                        ---------------

                    MINING--0.5%
            301,400 Newmont Mining Corp................       8,749,642
                                                        ---------------

                    RETAIL--3.4%
            147,800 Kohl's Corp. (b)...................       8,269,410
            402,700 The Gap, Inc.......................       6,249,904
            745,300 The Home Depot, Inc................      17,857,388
            488,600 Wal-Mart Stores, Inc...............      24,679,186
                                                        ---------------
                                                             57,055,888
                                                        ---------------

                    SEMICONDUCTORS--1.2%
            397,300 Altera Corp. (b)...................       4,898,709
            805,700 Intel Corp.........................      12,544,749
             89,000 Novellus Systems, Inc. (b).........       2,499,120
                                                        ---------------
                                                             19,942,578
                                                        ---------------

                    SOFTWARE--3.7%
            884,200 Microsoft Corp. (b)................      45,713,140
            695,700 Oracle Corp. (b)...................       7,513,560
            510,900 SAP AG (ADR) (c)...................       9,962,550
                                                        ---------------
                                                             63,189,250
                                                        ---------------

                    TELECOMMUNICATIONS--3.4%
          1,440,200 Cisco Systems, Inc. (b)............      18,866,620
            589,900 SBC Communications, Inc............      15,992,189
            172,600 Verizon Communications, Inc........       6,688,250
            879,600 Vodafone Group, Plc. (ADR) (c).....      15,938,352
                                                        ---------------
                                                             57,485,411
                                                        ---------------
                    Total Common Stocks
                     (Identified Cost $1,147,205,194)..   1,037,405,832
                                                        ---------------

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
    ------------------------------------------------------------------------

                 ADVERTISING--0.0%
    $    100,000 R.H. Donnelley Finance Corp. (144A)
                  8.875%, 12/15/10.......................... $       107,000
                                                             ---------------

                 AEROSPACE & DEFENSE--0.4%
       1,075,000 BAE Systems Holdings, Inc. (144A)
                  6.400%, 12/15/11..........................       1,117,181
       2,125,000 L-3 Communications Holdings, Inc.
                  7.625%, 06/15/12..........................       2,188,750
       1,750,000 Lockheed Martin Corp. 8.500%, 12/01/29.....       2,347,873
       1,425,000 Raytheon Co. 8.200%, 03/01/06..............       1,601,025
                                                             ---------------
                                                                   7,254,829
                                                             ---------------

                 AIRLINES--0.2%
       1,200,000 Delta Airlines, Inc. 7.570%, 11/18/10......       1,198,759
       1,625,000 Delta Airlines, Inc. 6.417%, 07/02/12......       1,720,156
                                                             ---------------
                                                                   2,918,915
                                                             ---------------

                 ALUMINUM--0.2%
       3,300,000 Alcoa, Inc. 6.000%, 01/15/12...............       3,632,937
                                                             ---------------

                 ASSET BACKED--1.8%
       1,725,000 Bank One Issuance Trust
                  3.760%, 01/15/03 (d)......................       1,724,879
       3,000,000 Chase Manhattan Auto Owner Trust
                  4.170%, 09/15/08..........................       3,101,496
       5,225,000 Citibank Credit Card Issuance Trust
                  7.450%, 09/15/07..........................       5,702,556
       4,700,000 Connecticut RRB Special Purpose Trust
                  5.360%, 03/30/07..........................       4,921,166
       4,300,000 Distribution Financial Services Trust
                  5.670%, 01/17/17..........................       4,637,149
       4,720,000 Ford Credit Auto Owner Trust
                  4.790%, 11/15/06..........................       4,916,815
       1,175,000 Healthcare Finance Group, Inc. (144A)
                  2.910%, 01/05/03 (d)......................       1,139,750
         550,000 Healthcare Finance Group, Inc. (144A)
                  3.110%, 01/05/03 (d)......................         549,796
       3,200,000 MBNA Credit Card Master Note Trust
                  6.550%, 12/15/08..........................       3,464,636
                                                             ---------------
                                                                  30,158,243
                                                             ---------------

                 AUTO PARTS--0.3%
       3,025,000 Dana Corp. 9.000%, 08/15/11 (c)............       2,919,125
       2,125,000 Lear Corp. 7.960%, 05/15/05................       2,180,781
                                                             ---------------
                                                                   5,099,906
                                                             ---------------

                 AUTOMOBILES--0.3%
         725,000 AutoNation, Inc. 9.000%, 08/01/08..........         732,250
         850,000 DaimlerChrysler Auto Trust
                  5.320%, 09/06/06..........................         900,718
       3,025,000 DaimlerChrysler North America Holding Corp.
                  8.500%, 01/18/31..........................       3,722,916
                                                             ---------------
                                                                   5,355,884
                                                             ---------------

                See accompanying notes to financial statements.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
   ----------------------------------------------------------------------------

                BANKS--0.8%
   $  2,875,000 Bank of America Corp. 7.400%, 01/15/11...... $     3,386,649
      2,675,000 Bank One N.A.--Illinois
                 5.500%, 03/26/07...........................       2,913,158
      1,325,000 Union Planters Bank 5.125%, 06/15/07........       1,411,609
      5,150,000 Wells Fargo & Co. 5.125%, 02/15/07..........       5,531,172
                                                             ---------------
                                                                  13,242,588
                                                             ---------------

                BROADCASTING--0.2%
      2,550,000 News America, Inc. 6.625%, 01/09/08 (c).....       2,733,047
                                                             ---------------

                BUILDING & CONSTRUCTION--0.2%
      1,650,000 Beazer Homes USA, Inc.
                 8.375%, 04/15/12...........................       1,699,500
      2,175,000 D.R. Horton, Inc. 8.500%, 04/15/12..........       2,185,875
                                                             ---------------
                                                                   3,885,375
                                                             ---------------

                BUSINESS SERVICES--0.1%
      1,450,000 Waste Management, Inc.
                 6.875%, 05/15/09...........................       1,522,510
                                                             ---------------

                CHEMICALS--0.3%
        950,000 Airgas, Inc. 9.125%, 10/01/11...............       1,026,000
        725,000 FMC Corp. (144A) 10.250%, 11/01/09..........         783,000
        650,000 ISP Chemco, Inc. 10.250%, 07/01/11..........         672,750
      2,000,000 Lyondell Chemical Co. 9.625%, 05/01/07......       1,920,000
      1,475,000 OM Group, Inc. 9.250%, 12/15/11.............         796,500
                                                             ---------------
                                                                   5,198,250
                                                             ---------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--4.4%
      2,957,828 Bear Stearns Commercial Mortgage Securities,
                 Inc. 6.080%, 02/15/35......................       3,216,534
      2,414,380 Bear Stearns Commercial Mortgage Securities,
                 Inc. 5.920%, 10/15/36......................       2,615,072
      2,934,331 Chase Commercial Mortgage Securities Corp.
                 6.025%, 11/18/30...........................       3,160,411
      4,375,000 Commercial Mortgage Acceptance Corp.
                 (144A) 6.230%, 07/15/31....................       3,670,072
      3,000,000 Connecticut RRB Special Purpose Trust
                 5.730%, 03/30/09...........................       3,279,153
      2,916,631 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.180%, 10/15/35.....................       3,149,395
      6,544,000 J.P. Morgan Project Commercial Mortgage
                 Finance Corp. 7.238%, 09/15/29.............       7,515,130
      4,632,393 Lehman Brothers-UBS Commercial Mortgage
                 Trust (144A) 6.155%, 07/14/16..............       5,027,807
      1,500,000 Merrill Lynch Mortgage Investors, Inc.
                 6.960%, 11/21/28...........................       1,587,579
        873,200 Morgan Stanley Capital I, Inc.
                 6.190%, 03/15/30...........................         933,260
      1,199,866 Morgan Stanley Capital I, Inc.
                 6.340%, 07/15/30...........................       1,288,316
      4,817,578 NationsLink Funding Corp.
                 6.001%, 08/20/30 (d).......................       5,177,004
      5,675,000 NationsLink Funding Corp. (Class E)
                 7.105%, 08/20/30...........................       6,140,576

       FACE                                                        VALUE
      AMOUNT                                                     (NOTE 1A)
   -----------------------------------------------------------------------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
   $  8,800,000 Principal Residential Mortgage Capital (144A)
                 4.550%, 12/20/04............................ $     9,200,048
      6,800,000 Residential Asset Securities Corp.
                 4.988%, 02/25/27............................       7,058,166
      3,100,000 Salomon Brothers Commercial Mortgage Trust
                 6.226%, 12/18/35............................       3,438,335
      1,925,000 Structured Asset Securities Corp.
                 2.520%, 01/26/03 (d)........................       1,828,084
      2,586,042 Structured Asset Securities Corp.
                 6.790%, 10/12/34............................       2,737,969
      2,825,866 Washington Mutual, Inc.
                 5.574%, 01/25/03 (d)........................       2,825,879
                                                              ---------------
                                                                   73,848,790
                                                              ---------------

                COMPUTERS & BUSINESS EQUIPMENT--0.3%
      2,575,000 Hewlett-Packard Co. 5.500%, 07/01/07.........       2,761,662
      1,975,000 Seagate Technologies Holdings (144A)
                 8.000%, 05/15/09............................       2,044,125
                                                              ---------------
                                                                    4,805,787
                                                              ---------------

                CONGLOMERATES--0.0%
        400,000 SPX Corp. 7.500%, 01/01/13...................         405,500
                                                              ---------------

                CONTAINERS & GLASS--0.0%
        425,000 Owens-Illinois, Inc. 7.850%, 05/15/04 (c)....         419,688
                                                              ---------------

                DRUGS & HEALTH CARE--0.2%
        300,000 AmerisourceBergen Corp. (144A)
                 7.250%, 11/15/12............................         307,500
      1,625,000 HCA, Inc. 6.300%, 10/01/12...................       1,638,879
        700,000 UnitedHealth Group, Inc.
                 7.500%, 11/15/05............................         789,634
                                                              ---------------
                                                                    2,736,013
                                                              ---------------

                ELECTRIC UTILITIES--1.1%
      1,425,000 Consolidated Edison Co. of New York
                 4.875%, 02/01/13............................       1,444,759
      2,875,000 Dominion Resources, Inc.
                 7.625%, 07/15/05............................       3,153,924
      1,150,000 Dominion Resources, Inc.
                 8.125%, 06/15/10............................       1,337,911
      3,450,000 DTE Energy Co. 6.000%, 06/01/04..............       3,613,627
      2,350,000 Exelon Corp. 6.750%, 05/01/11................       2,572,322
        650,000 Georgia Power Co. 5.125%, 11/15/12...........         672,606
      2,850,000 KeySpan Corp. 7.625%, 11/15/10...............       3,376,580
      2,425,000 Progress Energy, Inc. 7.100%, 03/01/11.......       2,672,583
                                                              ---------------
                                                                   18,844,312
                                                              ---------------

                ELECTRICAL EQUIPMENT--0.2%
      3,375,000 Ametek, Inc. 7.200%, 07/15/08................       3,517,493
                                                              ---------------

                ELECTRONICS--0.0%
        425,000 PerkinElmer, Inc. (144A)
                 8.875%, 01/15/13............................         418,625
                                                              ---------------

                See accompanying notes to financial statements.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

         FACE                                                       VALUE
        AMOUNT                                                    (NOTE 1A)
     ----------------------------------------------------------------------------

                     ENVIRONMENTAL CONTROL--0.2%
     $  2,925,000    Allied Waste North America, Inc.
                      8.875%, 04/01/08........................ $     2,968,875
                                                               ---------------

                     FEDERAL AGENCIES--1.8%
          136,072    Federal National Mortgage Association
                      7.250%, 09/01/07........................         142,473
          658,304    Federal National Mortgage Association
                      7.000%, 12/01/07........................         689,200
          298,622    Federal National Mortgage Association
                      8.000%, 06/01/08........................         321,839
          360,448    Federal National Mortgage Association
                      8.500%, 02/01/09........................         389,360
           12,535    Federal National Mortgage Association
                      9.000%, 04/01/16........................          13,680
        3,800,000    Federal National Mortgage Association
                      7.125%, 01/15/30 (c)....................       4,689,363
       12,500,000    Federal National Mortgage Association
                      6.500%, TBA.............................      13,115,862
          603,649    Government National Mortgage Association
                      6.000%, 02/15/09........................         643,543
        3,633,432    Government National Mortgage Association
                      7.500%, 12/15/14........................       3,925,190
        5,814,606    Government National Mortgage Association
                      7.000%, 09/15/31........................       6,166,897
                                                               ---------------
                                                                    30,097,407
                                                               ---------------

                     FINANCE & BANKING--6.5%
        4,575,000    AIG SunAmerica Global Financing IX (144A)
                      6.900%, 03/15/32........................       5,339,986
        4,350,000    AIG SunAmerica Global Financing VI (144A)
                      6.300%, 05/10/11........................       4,794,666
        1,525,000    BellSouth Capital Funding Corp.
                      7.750%, 02/15/10........................       1,805,633
        1,775,000    Bombardier Capital, Inc. (144A)
                      6.125%, 06/29/06........................       1,606,306
        1,575,000    Chase Capital I 7.670%, 12/01/26.........       1,615,380
        2,250,000    CIT Group, Inc. 7.625%, 08/16/05.........       2,420,667
        1,575,000    CIT Group, Inc. 5.500%, 11/30/07.........       1,610,247
        8,125,000    Citigroup, Inc. 7.250%, 10/01/10.........       9,432,061
        2,325,000    Conoco Funding Co. 5.450%, 10/15/06......       2,516,812
        2,075,000    Countrywide Funding Corp.
                      5.250%, 06/15/04........................       2,158,131
        1,545,000    Countrywide Home Loans, Inc.
                      5.500%, 08/01/06........................       1,642,806
        1,425,000    Credit Suisse First Boston (USA), Inc.
                      5.750%, 04/15/07........................       1,525,435
        3,550,000    EOP Operating, L.P. 7.000%, 07/15/11.....       3,867,949
          800,000    FleetBoston Financial Corp.
                      7.250%, 09/15/05........................         885,822
       10,800,000    Ford Motor Credit Co. 6.875%, 02/01/06...      10,818,922
          750,000    General Electric Capital Corp.
                      5.000%, 02/15/07........................         793,188
        5,900,000    General Electric Capital Corp.
                      5.875%, 02/15/12........................       6,307,613

          FACE                                                    VALUE
         AMOUNT                                                 (NOTE 1A)
      ----------------------------------------------------------------------

                      FINANCE & BANKING--(CONTINUED)
      $  8,400,000    General Motors Acceptance Corp.
                       8.000%, 11/01/31..................... $     8,445,738
           575,000    Household Finance Corp.
                       7.000%, 05/15/12.....................         629,791
         4,750,000    Household Finance Corp.
                       6.375%, 11/27/12.....................       4,958,677
         1,600,000    International Lease Finance Corp.
                       4.375%, 12/15/05.....................       1,619,125
         3,100,000    John Deere Capital Corp.
                       3.125%, 12/15/05.....................       3,127,261
         3,915,000    John Hancock Global Funding (144A)
                       7.900%, 07/02/10.....................       4,592,683
         3,000,000    Lehman Brothers Holdings, Inc.
                       7.375%, 05/15/04.....................       3,197,313
         2,175,000    MBNA Corp. 7.500%, 03/15/12...........       2,338,310
           500,000    Merry Land & Investments, Inc.
                       7.250%, 06/15/05.....................         548,660
         2,925,000    Reed Elsevier Capital, Inc.
                       6.125%, 08/01/06.....................       3,195,832
         3,900,000    Simon Property Group, L.P.
                       7.375%, 01/20/06.....................       4,312,386
           875,000    Sprint Capital Corp. 5.875%, 05/01/04.         866,250
         2,525,000    Sun Trust Banks, Inc. 5.450%, 12/01/17       2,604,982
         2,600,000    U.S. Bancorp 6.875%, 09/15/07.........       2,988,362
         5,050,000    Union Pacific Corp. 5.840%, 05/25/04..       5,299,182
         1,400,000    Washington Mutual, Inc.
                       5.625%, 01/15/07.....................       1,498,200
         1,775,000    Washington Mutual, Inc.
                       5.500%, 01/15/13.....................       1,809,614
                                                             ---------------
                                                                 111,173,990
                                                             ---------------

                      FINANCIAL SERVICES--0.3%
         2,500,000    ERAC USA Finance Co. (144A)
                       6.625%, 02/15/05.....................       2,638,672
         1,750,000    ERAC USA Finance Co. (144A)
                       8.250%, 05/01/05.....................       1,928,567
           152,342    Long Beach Asset Holdings Corp. (144A)
                       7.870%, 09/25/31.....................         152,532
           541,194    Long Beach Asset Holdings Corp. (144A)
                       8.350%, 03/25/32.....................         541,870
                                                             ---------------
                                                                   5,261,641
                                                             ---------------

                      FOOD & BEVERAGES--0.9%
         4,350,000    Coca-Cola Enterprises, Inc.
                       5.250%, 05/15/07.....................       4,676,898
         3,725,000    Conagra, Inc. 7.500%, 09/15/05........       4,175,170
         1,825,000    Dean Foods Co. 8.150%, 08/01/07.......       1,920,813
           125,000    Del Monte Corp. (144A)
                       8.625%, 12/15/12.....................         127,500
         4,250,000    Kellogg Co. 6.000%, 04/01/06..........       4,606,715
                                                             ---------------
                                                                  15,507,096
                                                             ---------------

                See accompanying notes to financial statements.

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

        FACE                                                        VALUE
       AMOUNT                                                     (NOTE 1A)
    -----------------------------------------------------------------------------

                    FOREST PRODUCTS & PAPER--0.5%
    $  1,000,000    International Paper Co. (144A)
                     5.850%, 10/30/12......................... $     1,047,042
       2,550,000    Potlatch Corp. 10.000%, 07/15/11..........       2,792,250
       4,225,000    Weyerhaeuser Co. 6.000%, 08/01/06.........       4,458,195
                                                               ---------------
                                                                     8,297,487
                                                               ---------------

                    GAS & OIL--0.3%
         600,000    Chesapeake Energy Corp.
                     8.125%, 04/01/11.........................         618,000
       2,800,000    Petronas Capital, Ltd. (144A)
                     7.000%, 05/22/12.........................       3,049,124
         175,000    Westport Resources Corp. (144A)
                     8.250%, 11/01/11.........................         183,750
         975,000    XTO Energy, Inc. 7.500%, 04/15/12.........       1,035,938
                                                               ---------------
                                                                     4,886,812
                                                               ---------------

                    GAS & PIPELINE UTILITIES--0.0%
         550,000    Plains All American Pipeline, L.P. (144A)
                     7.750%, 10/15/12.........................         572,000
                                                               ---------------

                    HEALTH CARE--PRODUCTS--0.2%
       3,750,000    Procter & Gamble Co. 4.750%, 06/15/07.....       4,020,791
                                                               ---------------

                    HOTELS & RESTAURANTS--0.6%
       2,150,000    John Q Hammons Hotels, L.P.
                     8.875%, 05/15/12.........................       2,160,750
       1,625,000    MGM Mirage, Inc. 9.750%, 06/01/07.........       1,795,625
       2,825,000    Park Place Entertainment Corp.
                     7.875%, 03/15/10.........................       2,874,437
       1,525,000    Starwood Hotels & Resorts (144A)
                     7.875%, 05/01/12.........................       1,509,750
         950,000    Yum! Brands, Inc. 7.700%, 07/01/12........         988,000
                                                               ---------------
                                                                     9,328,562
                                                               ---------------

                    INDUSTRIAL MACHINERY--0.4%
       4,700,000    Illinois Tool Works, Inc. 5.750%, 03/01/09       5,116,401
         625,000    Kennametal, Inc. 7.200%, 06/15/12.........         663,171
         300,000    Terex Corp. 9.250%, 07/15/11..............         273,375
                                                               ---------------
                                                                     6,052,947
                                                               ---------------

                    INVESTMENT BROKERAGE--0.7%
       2,475,000    Goldman Sachs Group, L.P. (144A)
                     6.625%, 12/01/04.........................       2,662,293
       1,100,000    J.P. Morgan Chase & Co.
                     6.750%, 02/01/11.........................       1,195,941
       1,775,000    Merrill Lynch & Co., Inc.
                     4.000%, 11/15/07.........................       1,793,112
       3,250,000    Morgan Stanley Dean Witter & Co.
                     5.800%, 04/01/07.........................       3,525,408
       2,375,000    The Goldman Sachs Group, Inc.
                     7.625%, 08/17/05.........................       2,678,430
                                                               ---------------
                                                                    11,855,184
                                                               ---------------

         FACE                                                      VALUE
        AMOUNT                                                   (NOTE 1A)
     ------------------------------------------------------------------------

                     IRON & STEEL--0.1%
     $  2,275,000    Alaska Steel Corp. 7.875%, 02/15/09..... $     2,297,750
                                                              ---------------

                     MEDIA--1.0%
        2,925,000    AOL Time Warner, Inc. 7.625%, 04/15/31..       3,006,268
        2,475,000    Clear Channel Communications, Inc.
                      7.250%, 09/15/03.......................       2,524,948
          950,000    Comcast Cable Communications Corp.
                      6.375%, 01/30/06.......................         993,976
        1,560,000    TCI Communications, Inc.
                      8.650%, 09/15/04.......................       1,674,886
        1,725,000    TCI Communications, Inc.
                      7.875%, 02/15/26.......................       1,749,664
        2,050,000    The Walt Disney Co. 6.750%, 03/30/06....       2,238,703
          475,000    Univision Communications, Inc.
                      7.850%, 07/15/11.......................         538,731
        1,100,000    USA Interactive (144A) 7.000%, 01/15/13.       1,137,426
        2,050,000    Viacom, Inc. 6.400%, 01/30/06...........       2,263,260
                                                              ---------------
                                                                   16,127,862
                                                              ---------------

                     METALS--0.0%
          600,000    Trimas Corp. (144A) 9.875%, 06/15/12....         594,000
                                                              ---------------

                     PUBLISHING--0.1%
        2,225,000    Thomson Corp. 5.750%, 02/01/08..........       2,418,691
                                                              ---------------

                     RAILROADS & EQUIPMENT--0.3%
        4,050,000    Norfolk Southern Corp. 7.350%, 05/15/07.       4,650,716
                                                              ---------------

                     REAL ESTATE--0.1%
        2,225,000    ERP Operating, L.P. 6.630%, 05/16/03 (d)       2,365,947
                                                              ---------------

                     REAL ESTATE INVESTMENT TRUST--0.3%
        1,775,000    Chelsea Property Group, Inc.
                      6.000%, 01/15/13.......................       1,776,697
        1,175,000    Pan Pacific Retail Properties, Inc.
                      6.125%, 01/15/13.......................       1,202,002
          500,000    Senior Housing Properties Trust
                      8.625%, 01/15/12.......................         492,500
        1,950,000    Vornado Realty Trust 5.625%, 06/15/07...       1,986,923
                                                              ---------------
                                                                    5,458,122
                                                              ---------------

                     RETAIL--0.4%
          700,000    Dillard's, Inc. 6.875%, 06/01/05........         686,000
          775,000    Federated Department Stores, Inc.
                      7.000%, 02/15/28.......................         815,642
        1,650,000    Safeway Inc. 3.625%, 11/05/03...........       1,662,618
          650,000    Saks, Inc. 8.250%, 11/15/08.............         646,750
        2,575,000    The Kroger Co. 8.000%, 09/15/29.........       3,042,599
                                                              ---------------
                                                                    6,853,609
                                                              ---------------

                     TELECOMMUNICATIONS--0.9%
          850,000    AT&T Corp. 8.500%, 05/15/03 (d).........         936,898
          975,000    AT&T Corp. 6.375%, 03/15/04.............         999,375

                See accompanying notes to financial statements.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

          FACE                                                   VALUE
         AMOUNT                                                (NOTE 1A)
      -----------------------------------------------------------------------

                    TELECOMMUNICATIONS--(CONTINUED)
      $  1,325,000  AT&T Wireless Services, Inc.
                     8.125%, 05/01/12...................... $     1,331,625
         1,100,000  Citizens Communications Co.
                     8.500%, 05/15/06......................       1,218,135
         1,000,000  Citizens Communications Co.
                     9.000%, 08/15/31......................       1,170,455
         1,890,000  Cox Communications, Inc.
                     7.750%, 08/15/06......................       2,112,171
         1,750,000  SBC Communications, Inc.
                     5.750%, 05/02/06......................       1,897,894
           275,000  Telecomunicaciones de Puerto Rico, Inc.
                     6.650%, 05/15/06......................         291,162
         1,025,000  Telecomunicaciones de Puerto Rico, Inc.
                     6.800%, 05/15/09......................       1,050,004
         4,200,000  Verizon Global Funding Corp.
                     6.125%, 06/15/07 (c)..................       4,607,409
                                                            ---------------
                                                                 15,615,128
                                                            ---------------

                    TOBACCO--0.0%
           100,000  DIMON, Inc. 9.625%, 10/15/11...........         105,750
                                                            ---------------

                    TRANSPORTATION--0.0%
           625,000  United Rentals, Inc.
                     10.750%, 04/15/08 (c).................         621,875
                                                            ---------------

                    U.S. TREASURY--6.4%
        18,100,000  United States Treasury Bond Strips Zero
                     Coupon, 08/15/25......................       5,482,309
         9,900,000  United States Treasury Bonds
                     11.250%, 02/15/15 (c).................      16,486,985
        17,025,000  United States Treasury Bonds
                     10.625%, 08/15/15 (c).................      27,489,382
         1,525,000  United States Treasury Bonds
                     7.250%, 05/15/16 (c)..................       1,952,715
         4,675,000  United States Treasury Bonds
                     8.875%, 02/15/19......................       6,903,297
         1,200,000  United States Treasury Bonds
                     8.125%, 08/15/21 (c)..................       1,688,719
         1,200,000  United States Treasury Bonds
                     6.750%, 08/15/26 (c)..................       1,501,360
         9,775,000  United States Treasury Bonds
                     5.250%, 11/15/28 (c)..................      10,209,909
         8,400,000  United States Treasury Bonds
                     6.250%, 05/15/30 (c)..................      10,052,112
         7,000,000  United States Treasury Notes
                     5.875%, 11/15/04 (c)..................       7,560,273
        14,450,000  United States Treasury Notes
                     3.250%, 08/15/07 (c)..................      14,807,869
         3,325,000  United States Treasury Notes
                     6.000%, 08/15/09 (c)..................       3,865,831
                                                            ---------------
                                                                108,000,761
                                                            ---------------

                    YANKEE--3.3%
           625,000  Abitibi Consolidated, Inc.
                     8.550%, 08/01/10......................         693,668

          FACE                                                     VALUE
         AMOUNT                                                  (NOTE 1A)
      ----------------------------------------------------------------------

                      YANKEE--(CONTINUED)
      $  2,355,000    British Sky Broadcasting Group, Plc.
                       6.875%, 02/23/09........................ $  2,407,987
         1,700,000    British Telecommunications, Plc.
                       8.375%, 12/15/10 (d)....................    2,038,127
         1,375,000    Burlington Resources Finance Co.
                       7.400%, 12/01/31........................    1,612,102
         1,700,000    Deutsche Telekom International Finance BV
                       8.750%, 06/15/30 (d)....................    1,963,757
           950,000    Deutsche Telekom International Finance BV
                       9.250%, 06/01/32........................    1,205,114
         2,739,887    Federal Republic of Brazil
                       8.000%, 04/15/03 (c)(d).................    1,794,870
         2,125,000    Flextronics International, Ltd.
                       9.875%, 07/01/10 (c)....................    2,289,687
         1,250,000    France Telecom S.A. 9.250%, 03/01/11.....    1,445,338
         1,250,000    Granite Mortgages Plc.
                       3.069%, 01/20/03 (d)....................    1,241,625
         1,100,000    MDP Acquisitions, Plc. (144A)
                       9.625%, 10/01/12........................    1,144,000
         1,746,000    National Republic of Bulgaria
                       2.687%, 01/28/03 (d)....................    1,619,415
           375,000    People's Republic of China
                       7.300%, 12/15/08........................      442,680
           950,000    Petroleos Mexicanos (144A)
                       6.500%, 02/01/05........................    1,005,813
         1,550,000    Republic of Chile 5.625%, 07/23/07.......    1,635,279
         2,525,000    Republic of Colombia
                       10.000%, 01/23/12.......................    2,550,250
         2,177,756    Republic of Panama
                       5.000%, 07/17/03 (d)....................    1,943,051
           950,000    Republic of Peru 9.125%, 01/15/08........      959,500
         1,612,000    Republic of Peru 9.125%, 02/21/12........    1,579,760
         2,200,000    Republic of Philippines
                       8.375%, 03/12/09........................    2,205,500
         1,531,719    Republic of Poland 7.000%, 10/27/03......    1,558,524
         2,625,000    Republic of South Africa
                       9.125%, 05/19/09........................    3,130,312
           450,000    Republic of Turkey 10.500%, 01/13/08.....      465,750
           875,000    Republic of Turkey 12.375%, 06/15/09.....      950,688
         1,806,000    Republic of Ukraine 11.000%, 03/15/07....    1,869,210
         2,400,000    Russian Federation 8.250%, 03/31/10......    2,539,200
           825,000    Russian Federation 0/5.000%, 03/31/30 (e)      655,132
         1,775,000    Tembec Industries, Inc.
                       7.750%, 03/15/12........................    1,721,750
         3,425,000    Tyco International Group S.A.
                       6.375%, 02/15/06 (c)....................    3,322,250
         2,650,000    United Mexican States
                       9.875%, 02/01/10........................    3,253,140
         1,625,000    United Mexican States
                       8.300%, 08/15/31........................    1,714,375
         2,450,000    Vodafone Airtouch, Plc.
                       7.750%, 02/15/10........................    2,889,493
                                                                ------------
                                                                  55,847,347
                                                                ------------
                      Total Bonds & Notes
                       (Identified Cost $582,289,544)..........  617,086,042
                                                                ------------

                See accompanying notes to financial statements.

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

WARRANTS--0.0%
                                               SHORT TERM INVESTMENTS--2.9%


                                                         VALUE
            SHARES                                     (NOTE 1A)
            ----------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.0%
               1   Anacomp, Inc. (Class B) (b)..... $             0
                                                    ---------------

                   FOREST PRODUCTS & PAPER--0.0%
             500   Crown Packaging, Ltd. (144A) (b)               0
                                                    ---------------
                   Total Warrants
                    (Identified Cost $53,141)......               0
                                                    ---------------

          FACE                                                VALUE
         AMOUNT                                             (NOTE 1A)
       -----------------------------------------------------------------

                   COMMERCIAL PAPER--2.9%
       $ 7,462,000 Caterpillar Financial Services N.V.
                    1.300%, 01/07/03.................... $    7,460,383
         7,110,000 Merck & Co., Inc. 1.300%, 01/14/03...      7,106,662
        13,048,000 Morgan Stanley Dean Witter & Co.
                    1.400%, 01/02/03....................     13,047,493
        12,578,000 Morgan Stanley Dean Witter & Co.
                    1.400%, 01/03/03....................     12,577,022
         8,688,000 Pitney Bowes, Inc. 1.190%, 01/02/03..      8,687,713
                                                         --------------
                                                             48,879,273
                                                         --------------
                   Total Short Term Investments
                    (Identified Cost $48,879,273).......     48,879,273
                                                         --------------
                   Total Investments--100.2%
                    (Identified Cost $1,778,427,152) (a)  1,703,371,147
                   Other assets less liabilities........     (2,968,473)
                                                         --------------

                   TOTAL NET ASSETS--100%............... $1,700,402,674
                                                         ==============

FUTURES CONTRACTS

                                                                                                   UNREALIZED
                                                EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF APPRECIATION/
FUTURES CONTRACT LONG                              DATE    CONTRACTS   AMOUNT      12/31/2002    (DEPRECIATION)
---------------------                           ---------- --------- ----------- --------------- --------------
US Treasury Bonds Futures...................... 03/20/2003    250    $27,176,338   $28,171,875    $   995,538

FUTURES CONTRACTS SHORT
-----------------------
US Treasury Notes 2 Year Futures............... 03/27/2003     45      9,574,842     9,683,437       (108,595)
US Treasury Notes 5 Year Futures............... 03/20/2003    288     31,857,794    32,616,000       (758,206)
US Treasury Notes 10 Year Futures.............. 03/20/2003    454     50,642,650    52,231,281     (1,588,631)
                                                                                                  -----------
Net unrealized depreciation on future contracts                                                   $(1,459,894)
                                                                                                  ===========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $1,792,070,289 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $   62,277,847
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (150,976,989 )
                                                                                                               --------------
Net unrealized depreciation................................................................................... $  (88,699,142)
                                                                                                               ==============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $85,915,428 with cash collateral backing valued at $79,976,025 and securities collateral backing valued at $7,719,990.
(d)Variable or floating rate security. Rate disclosed is as of 12/31/2002.
(e)Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $58,992,884 or 3.47% of net assets.
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value.....................             $1,703,371,147
      Cash.....................................                        785
      Receivable for:
       Securities sold.........................                    871,603
       Fund shares sold........................                    109,168
       Futures variation margin................                     35,641
       Dividends and interest..................                 10,346,309
       Collateral for securities loaned........                 87,696,015
                                                            --------------
        Total Assets...........................              1,802,430,668
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   471,414
       Securities purchased....................  13,126,032
       Withholding taxes.......................       9,942
       Return of collateral for securities
        loaned.................................  87,696,015
      Accrued expenses:
       Management fees.........................     652,496
       Service and distribution fees...........       1,351
       Directors fees..........................       1,331
       Other expenses..........................      69,413
                                                -----------
        Total Liabilities......................                102,027,994
                                                            --------------
    NET ASSETS.................................             $1,700,402,674
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $2,114,028,301
       Undistributed net investment income.....                 54,018,608
       Accumulated net realized gains
        (losses)...............................               (391,128,336)
       Unrealized appreciation (depreciation)
        on investments, futures contracts
        and foreign currency...................                (76,515,899)
                                                            --------------
    NET ASSETS.................................             $1,700,402,674
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($1,688,912,716 divided by
     129,180,062 shares of beneficial
     interest).................................             $        13.07
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($11,489,958 divided by
     879,688 shares of beneficial interest)....             $        13.06
                                                            ==============
    Identified cost of investments.............             $1,778,427,152
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

  INVESTMENT INCOME
    Dividends...............................                $  15,008,146 (a)
    Interest................................                   47,959,717 (b)
                                                            -------------
                                                               62,967,863
  EXPENSES
    Management fees......................... $   8,730,261
    Service and distribution fees--Class E..         6,745
    Directors fees and expenses.............        12,639
    Custodian...............................       388,807
    Audit and tax services..................        18,325
    Legal...................................        55,061
    Printing................................       583,757
    Insurance...............................        29,385
    Miscellaneous...........................        32,658
                                             -------------
    Total expenses before reductions........     9,857,638
    Expense reductions......................      (268,260)     9,589,378
                                             -------------  -------------
  NET INVESTMENT INCOME.....................                   53,378,485
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net........................  (254,584,495)
    Futures contracts--net..................    (7,412,846)
    Foreign currency transactions--net......    (1,318,009)  (263,315,350)
                                             -------------  -------------
  Unrealized appreciation (depreciation) on:
    Investments--net........................  (104,716,531)
    Futures contracts--net..................    (2,225,030)
    Foreign currency transactions--net......       101,478   (106,840,083)
                                             -------------  -------------
  Net gain (loss)...........................                 (370,155,433)
                                                            -------------
  NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS...................                $(316,776,948)
                                                            =============

(a)Net of foreign taxes of $80,407
(b)Includes income on securities loaned of $198,738

                See accompanying notes to financial statements.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   53,378,485  $   67,923,579
  Net realized gain (loss)..........................................   (263,315,350)   (116,733,314)
  Unrealized appreciation (depreciation)............................   (106,840,083)   (129,847,768)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (316,776,948)   (178,657,503)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (48,581,259)   (112,496,059)
    Class E.........................................................        (41,450)              0
                                                                     --------------  --------------
                                                                        (48,622,709)   (112,496,059)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................              0    (139,750,259)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (48,622,709)   (252,246,318)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (279,283,294)     19,067,611
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (644,682,951)   (411,836,210)

NET ASSETS
  Beginning of the year.............................................  2,345,085,625   2,756,921,835
                                                                     --------------  --------------
  End of the year................................................... $1,700,402,674  $2,345,085,625
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $   54,018,608  $   45,549,850
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2002           DECEMBER 31, 2001
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   2,641,237  $  36,644,710    2,518,950  $  40,353,234
  Reinvestments...............................................   3,289,185     48,581,259   15,944,773    252,246,318
  Redemptions................................................. (27,906,496)  (376,501,986) (17,288,874)  (273,553,741)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (21,976,074) $(291,276,017)   1,174,849  $  19,045,811
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   1,059,647  $  14,468,067        1,408  $      21,895
  Reinvestments...............................................       2,806         41,450            0              0
  Redemptions.................................................    (184,167)    (2,516,794)          (6)           (95)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     878,286  $  11,992,723        1,402  $      21,800
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (21,097,788) $(279,283,294)   1,176,251  $  19,067,611
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                  ----------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
                                                                     2002        2001        2000        1999        1998
                                                                  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                                                  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...........................................       0.42        0.49        0.62        0.59        0.60
 Net realized and unrealized gain (loss) on investments..........      (2.53)      (1.62)      (0.43)       0.96        2.70
                                                                  ----------  ----------  ----------  ----------  ----------
 Total from investment operations................................      (2.11)      (1.13)       0.19        1.55        3.30
                                                                  ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income........................      (0.33)      (0.78)       0.00       (0.60)      (0.57)
 Distributions from net realized capital gains...................       0.00       (0.96)      (0.08)      (1.07)      (1.32)
                                                                  ----------  ----------  ----------  ----------  ----------
 Total distributions.............................................      (0.33)      (1.74)      (0.08)      (1.67)      (1.89)
                                                                  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD................................... $    13.07  $    15.51  $    18.38  $    18.27  $    18.39
                                                                  ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).................................................      (13.9)       (6.3)        1.0         8.7        19.6
Ratio of operating expenses to average net assets before expense
 reductions (%)..................................................       0.49        0.49        0.46        0.45        0.48
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)..............................................       0.48        0.47        0.46          --          --
Ratio of net investment income to average net assets (%).........       2.68        2.73        3.26        3.08        3.39
Portfolio turnover rate (%)......................................        112         131         131         124         106
Net assets, end of period (000).................................. $1,688,913  $2,345,064  $2,756,922  $2,874,412  $2,656,987

                                                                                             CLASS E
                                                                                   -----------------------
                                                                                                MAY 1, 2001(A)
                                                                                    YEAR ENDED     THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $ 15.51        $16.18
                                                                                     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.40          0.01
  Net realized and unrealized gain (loss) on investments..........................     (2.52)        (0.68)
                                                                                     -------        ------
  Total from investment operations................................................     (2.12)        (0.67)
                                                                                     -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.33)         0.00
  Distributions from net realized capital gains...................................      0.00          0.00
                                                                                     -------        ------
  Total distributions.............................................................     (0.33)         0.00
                                                                                     -------        ------
NET ASSET VALUE, END OF PERIOD....................................................   $ 13.06        $15.51
                                                                                     =======        ======
TOTAL RETURN (%)..................................................................     (13.9)         (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.64          0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.63          0.62 (c)
Ratio of net investment income to average net assets (%)..........................      2.53          2.58 (c)
Portfolio turnover rate (%).......................................................       112           131 (c)
Net assets, end of period (000)...................................................   $11,490        $   22

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO SEEK LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $253 MILLION

    PORTFOLIO
    MANAGERS
WILLIAM C. NYGREN
       CFA
MICHAEL J. MANGAN
    CFA, CPA
 KEVIN G. GRANT
       CFA


PERFORMANCE AT-A-GLANCE
For the year ending December 31, 2002, the Class A shares of Harris Oakmark Large Cap Value Portfolio returned -14.2%, its benchmark, the Russell 1000 Value Index/3/, returned -15.5%. The average return of the portfolio's peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds universe/14/, was -19.0% for the same period.

PORTFOLIO ACTIVITY
Currently, the portfolio holds 54 stocks across a variety of industries. During the year, we initiated positions in Abbott Laboratories, AOL Time Warner, Boeing Co., Bristol Myers Squibb Co., Comcast Corp., ConocoPhillips, Walt Disney Co., Duke Energy Corp., Echostar Communications, Home Depot Inc., and Schering-Plough Corp. We believe that the stock prices of each of these companies represent a significant value.

Our positions in American Express Co., Apogent Technologies, Inc., AT&T Corp., Citizens Communications, Clorox Co., Ford Motor Co., B.F. Goodrich, Newell Rubbermaid, Park Place Entertainment, Rockwell Collins, Starwood Hotels & Resorts, and Teradyne, Inc. were eliminated during the year because of the availability of more attractive investment opportunities.

Fortune Brands, Kraft Foods, and Black & Decker Corp. experienced positive returns during the year. Sun Microsystems, Electronic Data Systems, and TXU Corp., among others, experienced declines. We have not changed our underlying fundamental opinion on these stocks. We continue to believe they are undervalued and offer significant potential for growth.

The world political environment is uncertain, economic growth remains sluggish, and investor confidence is low. We have no unique insight on these issues. We do believe, however, that world political risks are likely to decline over the coming year. On the economic front, we recognize that cycles will always be with us. In our forecasts we are impressed with recent corporate belt-tightening, and higher company profits, despite a weak revenue environment. We believe that the more people think stocks are not a good investment, the better the odds that prospective returns will be satisfactory.

PORTFOLIO OUTLOOK
Because of the major stock price declines of many solid companies, we are finding abundant opportunities to invest in these businesses at attractive prices. We remain fundamental investors first and foremost: our analysts seek to identify strong businesses trading below our estimate of their true business value and run by shareholder-oriented management.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                WASHINGTON MUTUAL, INC...............    4.3%
                AOL TIME WARNER, INC.................    2.6
                H&R BLOCK, INC.......................    2.6
                LIBERTY MEDIA GROUP, INC.............    2.4
                XEROX CORP...........................    2.4
                MERCK & CO., INC.....................    2.4
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    2.3
                FIRST DATA CORP......................    2.3
                THE HOME DEPOT, INC..................    2.3
                J.C. PENNEY CO., INC.................    2.2

  A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX SINCE 11/9/98


               [CHART]

        Harris Oakmark Large    Russell 1000
        Cap Value Portfolio     Value Index
        --------------------    ------------
11/9/98         $10,000            $10,000
  12/98           9,730             10,822
  12/99           9,059             11,618
  12/00          10,185             12,433
  12/01          12,057             11,738
  12/02          10,349              9,915

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           HARRIS OAKMARK LARGE CAP VALUE RUSSELL 1000
                           CLASS A  CLASS B(A) CLASS E(B) VALUE INDEX
           1 Year           -14.2%      N/A      -14.3%      - 15.5%
           Since Inception    0.8      -3.7%     - 6.1         -0.2

--------------------------------------------------------------------------------

 (a) Commenced operations July 30, 2002. (Not annualized)
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--91.4% OF TOTAL NET ASSETS


                                                              VALUE
          SHARES                                            (NOTE 1A)
        ---------------------------------------------------------------

                    ADVERTISING--1.3%
            239,300 Interpublic Group of Cos............. $   3,369,344
                                                          -------------

                    AEROSPACE & DEFENSE--2.8%
            209,550 Honeywell International, Inc.........     5,029,200
             65,700 The Boeing Co........................     2,167,443
                                                          -------------
                                                              7,196,643

                    AUTOMOBILES--1.3%
            319,900 General Motors Corp..................     3,422,930
                                                          -------------

                    BANKS--6.4%
            246,200 U.S. Bancorp.........................     5,224,364
            315,100 Washington Mutual, Inc...............    10,880,403
                                                          -------------
                                                             16,104,767
                                                          -------------

                    BIOTECHNOLOGY--1.3%
             86,600 Chiron Corp. (c).....................     3,256,160
                                                          -------------

                    BUSINESS SERVICES--3.5%
            217,200 Cendant Corp. (b)....................     2,276,256
            162,900 H&R Block, Inc. (c)..................     6,548,580
                                                          -------------
                                                              8,824,836
                                                          -------------

                    COMPUTERS & BUSINESS EQUIPMENT--6.1%
            130,300 Electronic Data Systems Corp.........     2,401,429
            802,300 Sun Microsystems, Inc. (b)...........     2,495,153
            190,400 SunGard Data Systems, Inc. (b).......     4,485,824
            748,900 Xerox Corp. (c)......................     6,028,645
                                                          -------------
                                                             15,411,051
                                                          -------------

                    CONGLOMERATES--0.9%
             36,500 Illinois Tool Works, Inc.............     2,367,390
                                                          -------------

                    CONSTRUCTION MATERIALS--1.9%
            229,500 Masco Corp...........................     4,830,975
                                                          -------------

                    DRUGS & HEALTH CARE--8.4%
            138,500 Abbott Laboratories..................     5,540,000
            222,100 Bristol-Myers Squibb Co..............     5,141,615
            106,100 Merck & Co., Inc.....................     6,006,321
            212,000 Schering-Plough Corp.................     4,706,400
                                                          -------------
                                                             21,394,336
                                                          -------------

                    ELECTRIC UTILITIES--2.6%
            144,200 Duke Energy Co. (c)..................     2,817,668
            195,500 TXU Corp.............................     3,651,940
                                                          -------------
                                                              6,469,608
                                                          -------------

                    ENVIRONMENTAL CONTROL--1.6%
            174,500 Waste Management, Inc................     3,999,540
                                                          -------------

                    FEDERAL AGENCIES--2.3%
             91,250 Federal National Mortgage Association     5,870,112
                                                          -------------

                                                             VALUE
           SHARES                                          (NOTE 1A)
         -------------------------------------------------------------

                     FOOD & BEVERAGES--6.1%
              57,522 Del Monte Foods Co. (b)............ $     442,920
              98,100 General Mills, Inc.................     4,605,795
             153,750 H. J. Heinz Co.....................     5,053,763
             136,000 Kraft Foods, Inc...................     5,294,480
                                                         -------------
                                                            15,396,958
                                                         -------------

                     GAS & OIL--3.8%
             109,100 Burlington Resources, Inc..........     4,653,115
             101,371 ConocoPhillips.....................     4,905,343
                                                         -------------
                                                             9,558,458
                                                         -------------

                     HEALTH CARE--PRODUCTS--2.1%
             176,100 Guidant Corp. (b)..................     5,432,685
                                                         -------------

                     HOTELS & RESTAURANTS--3.8%
             317,600 McDonald's Corp....................     5,107,008
             192,300 Yum! Brands, Inc. (b)..............     4,657,506
                                                         -------------
                                                             9,764,514
                                                         -------------

                     HOUSEHOLD APPLIANCES & HOME
                      FURNISHINGS--4.0%
             111,900 Black & Decker Corp................     4,799,391
             113,500 Fortune Brands, Inc................     5,278,885
                                                         -------------
                                                            10,078,276
                                                         -------------

                     INSURANCE--1.6%
              97,900 MGIC Investment Corp...............     4,043,270
                                                         -------------

                     LEISURE--0.9%
              92,200 Carnival Corp......................     2,300,390
                                                         -------------

                     MEDIA--10.2%
             505,000 AOL Time Warner, Inc. (b)..........     6,615,500
             121,600 Comcast Corp. (Special Class A) (b)     2,746,944
              62,900 Gannett, Inc.......................     4,516,220
              65,100 Knight Ridder, Inc.................     4,117,575
             690,600 Liberty Media Corp.................     6,173,964
             101,300 The Walt Disney Co.................     1,652,203
                                                         -------------
                                                            25,822,406
                                                         -------------

                     RETAIL--10.4%
               7,400 CVS Corp...........................       184,778
             242,400 J.C. Penney Co., Inc...............     5,577,624
             198,400 Safeway, Inc. (b)..................     4,634,624
             235,200 The Gap, Inc.......................     3,650,304
             240,100 The Home Depot, Inc................     5,752,796
             294,500 The Kroger Co. (b).................     4,550,025
             191,000 Toys "R" Us, Inc. (b)..............     1,910,000
                                                         -------------
                                                            26,260,151
                                                         -------------

                     SOFTWARE--2.3%
             163,300 First Data Corp....................     5,782,453
                                                         -------------

                See accompanying notes to financial statements.

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--9.4%


                                                               VALUE
             SHARES                                          (NOTE 1A)
           ----------------------------------------------------------------

                         TELECOMMUNICATIONS--4.1%
              168,200    EchoStar Communications Corp. (b) $   3,744,132
              322,100    Motorola, Inc....................     2,786,165
              265,200    Sprint Corp. (FON Group).........     3,840,096
                                                           -------------
                                                              10,370,393
                                                           -------------

                         TOYS & AMUSEMENTS--1.7%
              224,800    Mattel, Inc......................     4,304,920
                                                           -------------
                         Total Common Stocks
                          (Identified Cost $258,694,872)..   231,632,566
                                                           -------------

       FACE
      AMOUNT
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--9.4%
    $23,981,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 0.250% to be repurchased at
                 $23,981,333 on 01/02/03, collateralized
                 by $24,460,000 U.S. Treasury Note 2.000%
                 due 11/30/04 with a value of
                 $24,704,600................................. $ 23,981,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $23,981,000)...............   23,981,000
                                                              ------------
                Total Investments--100.8%
                 (Identified Cost $282,675,872) (a)..........  255,613,566
                Other assets less liabilities................   (2,125,760)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $253,487,806
                                                              ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $283,152,113 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 12,956,442
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (40,494,989)
                                                               ------------
   Net unrealized depreciation................................ $(27,538,547)
                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $6,284,083 with collateral backing valued at $6,418,913.

                See accompanying notes to financial statements.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value.........................            $255,613,566
      Cash.........................................                     235
      Receivable for:
       Securities sold.............................               1,804,946
       Fund shares sold............................                 287,765
       Dividends and interest......................                 363,298
       Collateral for securities loaned............               6,418,913
                                                               ------------
        Total Assets...............................             264,488,723
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  103,990
       Securities purchased........................  4,280,883
       Return of collateral for securities loaned..  6,418,913
      Accrued expenses:
       Management fees.............................    160,853
       Service and distribution fees...............      2,945
       Directors fees..............................      1,331
       Other expenses..............................     32,002
                                                    ----------
        Total Liabilities..........................              11,000,917
                                                               ------------
    NET ASSETS.....................................            $253,487,806
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $285,155,351
       Accumulated net realized gains (losses).....              (4,605,239)
       Unrealized appreciation (depreciation) on
        investments................................             (27,062,306)
                                                               ------------
    NET ASSETS.....................................            $253,487,806
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($228,543,508 divided by 23,788,398
     shares of beneficial interest)................            $       9.61
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($8,777 divided by 915 shares of beneficial
     interest).....................................            $       9.59
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($24,935,521 divided by 2,599,808 shares
     of beneficial interest).......................            $       9.59
                                                               ============
    Identified cost of investments.................            $282,675,872
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................             $  3,598,123
      Interest................................                  159,661 (a)
                                                           ------------
                                                              3,757,784

    EXPENSES
      Management fees......................... $1,863,462
      Service and distribution fees--Class E..     14,131
      Directors' fees and expenses............     12,639
      Custodian...............................     82,577
      Audit and tax services..................     18,325
      Legal...................................      7,093
      Printing................................     69,800
      Insurance...............................      2,869
      Miscellaneous...........................        189
                                               ----------
      Total expenses before reductions........  2,071,085
      Expense reductions......................    (15,228)    2,055,857
                                               ----------  ------------
    NET INVESTMENT INCOME.....................                1,701,927
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................               (4,086,325)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              (40,594,234)
                                                           ------------
    Net gain (loss)...........................              (44,680,559)
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $(42,978,632)
                                                           ============

(a)Includes income on securities loaned of $9,729

                See accompanying notes to financial statements.

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,701,927  $  1,403,080
  Net realized gain (loss)..........................................   (4,086,325)    6,027,126
  Unrealized appreciation (depreciation)............................  (40,594,234)   10,058,187
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (42,978,632)   17,488,393
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,906,053)     (301,387)
    Class E.........................................................      (44,956)            0
                                                                     ------------  ------------
                                                                       (1,951,009)     (301,387)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (3,650,412)            0
    Class E.........................................................     (104,871)            0
                                                                     ------------  ------------
                                                                       (3,755,283)            0
                                                                     ------------  ------------
   Tax return of capital
    Class A.........................................................   (2,156,274)            0
    Class E.........................................................      (61,947)            0
                                                                     ------------  ------------
                                                                       (2,218,221)            0
                                                                     ------------  ------------

  TOTAL DISTRIBUTIONS...............................................   (7,924,513)     (301,387)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   90,448,033   143,180,975
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   39,544,888   160,367,981

NET ASSETS
  Beginning of the year.............................................  213,942,918    53,574,937
                                                                     ------------  ------------
  End of the year................................................... $253,487,806  $213,942,918
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $          0  $  1,147,251
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  8,504,623  $ 94,758,366  14,629,079  $160,084,971
  Reinvestments...............................................    728,606     7,712,739      27,958       301,387
  Redemptions................................................. (3,933,937)  (38,683,218) (1,637,792)  (17,386,525)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  5,299,292  $ 63,787,887  13,019,245  $142,999,833
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................        921  $      8,503           0  $          0
  Reinvestments...............................................          0             0           0             0
  Redemptions.................................................         (6)          (54)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................        915  $      8,449           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,100,282  $ 31,860,553      16,000  $    181,244
  Reinvestments...............................................     21,333       211,774           0             0
  Redemptions.................................................   (537,798)   (5,420,630)         (9)         (102)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,583,817  $ 26,651,697      15,991  $    181,142
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  7,884,024  $ 90,448,033  13,035,236  $143,180,975
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                       CLASS A
                                              -----------------------------------------------------
                                                                                    NOVEMBER 9, 1998(A)
                                                     YEAR ENDED DECEMBER 31,              THROUGH
                                              ------------------------------------     DECEMBER 31,
                                                2002      2001      2000     1999          1998
                                              --------  --------  -------  -------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD......... $  11.56  $   9.79  $  8.93  $  9.70        $10.00
                                              --------  --------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     0.06      0.08     0.13     0.10          0.03
 Net realized and unrealized gain (loss) on
   investments...............................    (1.66)     1.72     0.97    (0.78)        (0.30)
                                              --------  --------  -------  -------        ------
 Total from investment operations............    (1.60)     1.80     1.10    (0.68)        (0.27)
                                              --------  --------  -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (0.09)    (0.03)   (0.14)   (0.08)        (0.03)
 Distributions from net realized capital
   gains.....................................    (0.16)     0.00    (0.10)   (0.01)         0.00
 Tax return of capital.......................    (0.10)     0.00     0.00     0.00          0.00
                                              --------  --------  -------  -------        ------
 Total distributions.........................    (0.35)    (0.03)   (0.24)   (0.09)        (0.03)
                                              --------  --------  -------  -------        ------
NET ASSET VALUE, END OF PERIOD............... $   9.61  $  11.56  $  9.79  $  8.93        $ 9.70
                                              ========  ========  =======  =======        ======
TOTAL RETURN (%).............................    (14.2)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.83      0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.82      0.84     0.85       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.68      0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%)..................       30        33       82       17            16 (c)
Net assets, end of period (000).............. $228,544  $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --        --       --     1.15          1.79 (c)

                                                  CLASS B                CLASS E
                                              ---------------- -----------------------
                                              JULY 30, 2002(A)     YEAR     MAY 1, 2001(A)
                                                  THROUGH         ENDED        THROUGH
                                                DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $ 9.96        $ 11.55        $11.00
                                                   ------        -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................        0.01           0.09          0.00
 Net realized and unrealized gain (loss) on
   investments...............................       (0.38)         (1.71)         0.55
                                                   ------        -------        ------
 Total from investment operations............       (0.37)         (1.62)         0.55
                                                   ------        -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income....        0.00          (0.08)         0.00
 Distributions from net realized capital
   gains.....................................        0.00          (0.16)         0.00
 Tax return of capital.......................        0.00          (0.10)         0.00
                                                   ------        -------        ------
 Total distributions.........................        0.00          (0.34)         0.00
                                                   ------        -------        ------
NET ASSET VALUE, END OF PERIOD...............      $ 9.59        $  9.59        $11.55
                                                   ======        =======        ======
TOTAL RETURN (%).............................        (3.7)(b)      (14.3)          5.0 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        1.08 (c)       0.98          1.01 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        1.07 (c)       0.97          0.98 (c)
Ratio of net investment income to average
 net assets (%)..............................        0.61 (c)       0.67          1.28 (c)
Portfolio turnover rate (%)..................          30 (c)         30            33 (c)
Net assets, end of period (000)..............      $    9        $24,936        $  185

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/01

 ASSET CLASS
 COMMON STOCKS

  NET ASSETS
 $19 MILLION

  PORTFOLIO
   MANAGER
   JOHN H.
  SCHREIBER

PERFORMANCE AT-A-GLANCE
For the year ending December 31, 2002, the Class A shares of Janus Growth Portfolio fell 30.6%, lagging the 22.1% loss of its benchmark, the S&P 500 Index/2/. The average return of its peer group, the Lipper Variable Insurance Product Multi-Cap Growth Funds universe/14/, was -30.7% for the same period. Almost without question, this has been one of the most difficult investment environments in recent memory as the equity market's major market indices logged their third straight year of losses. The growth style indices again lagged the value style indices across all capitalizations for the calendar year.

PORTFOLIO ACTIVITY
The U.S. economy languished during the year as unemployment levels revisited an eight-year high, manufacturing activity contracted, and consumer confidence waned. Consumers, nonetheless, continued to capitalize on low mortgage rates and bought homes at record levels, but cut back dramatically on automobile purchases and holiday shopping toward the end of the period. Threats of war contributed to the slowdown in consumer consumption, which extended to corporate spending plans as well.

The media sector declined as companies cut back on advertising. Long-time holding Liberty Media, which owns an assortment of assets including Discovery Networks and a sizeable stake in AOL Time Warner, suffered as a result. Liberty Media has juggled its cable holdings and completed an equity offering to raise cash for possible future acquisitions. We are encouraged by our belief that broadcast advertising markets will improve.

On the winning side of the Portfolio, drug maker Forest Laboratories appreciated through much of the year. Since we believed its valuation was unsustainable, we sold our Forest holdings. The market validated our judgment by reacting negatively to a delay in the development of Forest's high blood pressure treatment Lercanidipine.

PORTFOLIO OUTLOOK
In anticipation of an eventual recovery, the Portfolio remains well diversified and exposed to benefit from an economic expansion, with an emphasis on high-quality issuers with growth potential that are currently trading at very reasonable valuations.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 INTERNATIONAL GAME TECHNOLOGY, INC.    5.0%
                 REALNETWORKS, INC..................    4.9
                 PIER 1 IMPORTS, INC................    4.7
                 MEDTRONIC, INC.....................    4.5
                 LIBERTY MEDIA CORP.................    4.0
                 SMITH INTERNATIONAL, INC...........    3.6
                 AOL TIME WARNER, INC...............    3.4
                 NABORS INDUSTRIES, LTD.............    3.2
                 VIACOM, INC. (CLASS B).............    2.7
                 INTUIT, INC........................    2.6


                       A $10,000 INVESTMENT COMPARED TO
                        THE S&P 500 INDEX SINCE 5/1/01


            [CHART]

          Janus
          Growth     S&P 500
         Portfolio    Index
         ---------  --------
5/1/01    $10,000    $10,000
 12/01      7,819      9,279
 12/02      5,429      7,227


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                     JANUS GROWTH       S&P 500
                                CLASS A CLASS B CLASS E  INDEX
                1 Year           -30.6%  -30.8%  -30.7%  -22.1%
                Since Inception  -30.7   -30.8   -30.7   -17.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--89.5% OF TOTAL NET ASSETS


                                                             VALUE
          SHARES                                           (NOTE 1A)
          -----------------------------------------------------------

                 AEROSPACE & DEFENSE--2.1%
           1,230 Alliant Techsystems, Inc. (b)............ $   76,690
           4,240 General Dynamics Corp....................    336,529
                                                           ----------
                                                              413,219
                                                           ----------

                 APPAREL & TEXTILES--1.0%
           4,210 NIKE, Inc. (Class B).....................    187,219
                                                           ----------

                 COMPUTERS & BUSINESS EQUIPMENT--3.4%
          10,975 Dell Computer Corp. (b)..................    293,471
          59,650 EMC Corp. (b)............................    366,251
                                                           ----------
                                                              659,722
                                                           ----------

                 CONTAINERS & GLASS--1.0%
           3,775 Ball Corp................................    193,242
                                                           ----------

                 DRUGS & HEALTH CARE--5.4%
           8,880 Andrx Corp. (b)..........................    130,270
           2,585 Cardinal Health, Inc.....................    153,006
          10,935 Genentech, Inc...........................    362,604
          10,385 Teva Pharmaceutical Industries, Ltd.(ADR)    400,965
                                                           ----------
                                                            1,046,845
                                                           ----------

                 FEDERAL AGENCIES--0.8%
           2,560 Federal National Mortgage Association....    164,685
                                                           ----------

                 FINANCIAL SERVICES--3.4%
           6,535 American Express Co......................    231,012
          11,075 Citigroup, Inc...........................    389,729
           2,220 MBNA Corp................................     42,225
                                                           ----------
                                                              662,966
                                                           ----------

                 GAS & OIL--15.5%
          10,610 Anadarko Petroleum Corp..................    508,219
           8,485 Apache Corp..............................    483,560
          13,780 Baker Hughes, Inc........................    443,578
           6,365 EOG Resources, Inc.......................    254,091
          17,695 Nabors Industries, Ltd...................    624,103
          21,455 Smith International, Inc. (b)............    699,862
                                                           ----------
                                                            3,013,413
                                                           ----------

                 HEALTH CARE--PRODUCTS--5.7%
           4,425 Colgate Palmolive Co.....................    232,003
          19,210 Medtronic, Inc...........................    875,976
                                                           ----------
                                                            1,107,979
                                                           ----------

                 HOTELS & RESTAURANTS--1.0%
           5,725 MGM Mirage, Inc..........................    188,753
                                                           ----------

                 INSURANCE--3.9%
           4,935 American International Group, Inc........    285,490
             153 Berkshire Hathaway, Inc. (Class B) (b)...    370,719
           3,310 Brown & Brown, Inc.......................    106,979
                                                           ----------
                                                              763,188
                                                           ----------

                                                             VALUE
          SHARES                                           (NOTE 1A)
          -----------------------------------------------------------

                  INTERNET--6.2%
           15,255 Checkfree Corp. (b).................... $   244,095
          250,180 RealNetworks, Inc. (b).................     953,186
                                                          -----------
                                                            1,197,281
                                                          -----------

                  INVESTMENT BROKERAGE--6.0%
            5,915 Lehman Brothers Holdings, Inc..........     315,210
           13,035 Merrill Lynch & Co., Inc...............     494,678
            8,845 Morgan Stanley Dean Witter & Co........     353,093
                                                          -----------
                                                            1,162,981
                                                          -----------

                  LEISURE--5.7%
            2,945 Harley-Davidson, Inc...................     136,059
           12,845 International Game Technology, Inc. (b)     975,192
                                                          -----------
                                                            1,111,251
                                                          -----------

                  MEDIA--11.7%
           38,480 Acme Communications, Inc. (b)..........     306,686
           51,165 AOL Time Warner, Inc...................     670,261
           87,490 Liberty Media Corp.....................     782,161
           12,645 Viacom, Inc. (Class B) (b).............     515,410
                                                          -----------
                                                            2,274,518
                                                          -----------

                  RETAIL--8.5%
           48,545 Pier 1 Imports, Inc....................     918,957
           21,620 Staples, Inc. (b)......................     395,646
           17,695 TJX Cos., Inc..........................     345,406
                                                          -----------
                                                            1,660,009
                                                          -----------

                  SEMICONDUCTORS--1.8%
            8,615 Novellus Systems, Inc..................     241,909
            8,645 Teradyne, Inc..........................     112,472
                                                          -----------
                                                              354,381
                                                          -----------

                  SOFTWARE--2.6%
           10,935 Intuit, Inc. (b).......................     513,070
                                                          -----------

                  TELECOMMUNICATIONS--2.1%
           26,695 Nokia Corp. (ADR)......................     413,773
                                                          -----------

                  TRANSPORTATION--1.1%
            7,075 J.B. Hunt Transport Services, Inc. (b).     207,298
                                                          -----------

                  TRUCKING & FREIGHT FORWARDING--0.6%
            2,000 FedEx Corp.............................     108,440
                                                          -----------
                  Total Common Stocks
                   (Identified Cost $18,091,157).........  17,404,233
                                                          -----------

                See accompanying notes to financial statements.

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002
SHORT TERM INVESTMENTS--9.3%

              FACE                                          VALUE
             AMOUNT                                       (NOTE 1A)
           ---------------------------------------------------------

                      COMMERCIAL PAPER--4.1%
           $  800,000 General Electric Capital Corp.
                       1.250%, 01/02/03,................ $   799,972
                                                         -----------

                      DISCOUNT NOTES--5.2%
            1,000,000 Federal Home Loan Mortgage
                       0.750%, 01/02/03.................     999,979
                                                         -----------
                      Total Short Term Investments
                       (Identified Cost $1,799,951).....   1,799,951
                                                         -----------
                      Total Investments--98.8%
                       (Identified Cost $19,891,108) (a)  19,204,184
                      Other assets less liabilities.....     230,144
                                                         -----------

                      TOTAL NET ASSETS--100%............ $19,434,328
                                                         ===========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $20,212,306 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   467,573
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (1,475,695)
                                                                -----------
    Net unrealized depreciation................................ $(1,008,122)
                                                                ===========

(b)Non-Income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

      ASSETS
        Investments at value........................         $19,204,184
        Cash........................................              73,856
        Receivable for:
         Securities sold............................              31,702
         Fund shares sold...........................             168,591
         Dividends and interest.....................               2,628
         Due from Investment Adviser................              10,362
                                                             -----------
          Total Assets..............................          19,491,323
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $18,966
        Accrued expenses:
         Management fees............................   8,224
         Service and distribution fees..............   1,318
         Directors fees.............................   1,331
         Other expenses.............................  27,156
                                                     -------
          Total Liabilities.........................              56,995
                                                             -----------
      NET ASSETS....................................         $19,434,328
                                                             ===========
        Net assets consist of:
         Capital paid in............................         $26,526,482
         Accumulated net realized gains (losses)....          (6,405,230)
         Unrealized appreciation (depreciation) on
          investments and foreign currency..........            (686,924)
                                                             -----------
      NET ASSETS....................................         $19,434,328
                                                             ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($12,489,841 divided by 2,301,606 shares of
       beneficial interest).........................         $      5.43
                                                             ===========
      CLASS B
      Net asset value and redemption price per share
       ($5,527,483 divided by 1,021,728 shares of
       beneficial interest).........................         $      5.41
                                                             ===========
      CLASS E
      Net asset value and redemption price per share
       ($1,417,004 divided by 261,433 shares of
       beneficial interest).........................         $      5.42
                                                             ===========
      Identified cost of investments................         $19,891,108
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................              $    57,606 (a)
      Interest................................                   18,998
                                                            -----------
                                                                 76,604
    EXPENSES
      Management fees......................... $   134,157
      Service and distribution fees--Class B..      10,792
      Service and distribution fees--Class E..       1,004
      Directors' fees and expenses............      12,639
      Custodian...............................      72,866
      Audit and tax services..................      18,325
      Legal...................................         529
      Printing................................       8,120
      Insurance...............................         156
      Miscellaneous...........................       4,227
                                               -----------
      Total expenses before reimbursements....     262,815
      Expense reimbursements..................     (91,707)     171,108
                                               -----------  -----------
    NET INVESTMENT (LOSS).....................                  (94,504)
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (4,936,982)
      Foreign currency transactions--net......      58,481   (4,878,501)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (1,226,324)
      Foreign currency transactions--net......         (33)  (1,226,357)
                                               -----------  -----------
    Net gain (loss)...........................               (6,104,858)
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(6,199,362)
                                                            ===========

(a)Net of foreign taxes of $1,272

                See accompanying notes to financial statements.

                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  MAY 1, 2001(A)
                                                                      YEAR ENDED     THROUGH
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------ --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (94,504)  $    (8,327)
  Net realized gain (loss)..........................................  (4,878,501)   (1,525,145)
  Unrealized appreciation (depreciation)............................  (1,226,357)      539,433
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (6,199,362)     (994,039)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  12,237,234    14,390,495
                                                                     -----------   -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   6,037,872    13,396,456

NET ASSETS
  Beginning of the period...........................................  13,396,456             0
                                                                     -----------   -----------
  End of the period................................................. $19,434,328   $13,396,456
                                                                     ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $         0   $         0
                                                                     ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                           MAY 1, 2001(A)
                                                     YEAR ENDED                THROUGH
                                                 DECEMBER 31, 2002        DECEMBER 31, 2001
                                              -----------------------  ----------------------
                                                SHARES         $         SHARES        $
                                              ----------  -----------  ---------  -----------
CLASS A
 Sales.......................................  2,021,599  $12,863,649  2,035,109  $17,649,453
 Redemptions................................. (1,038,439)  (6,225,260)  (716,663)  (6,412,724)
                                              ----------  -----------  ---------  -----------
 Net increase (decrease).....................    983,160  $ 6,638,389  1,318,446  $11,236,729
                                              ==========  ===========  =========  ===========
CLASS B
 Sales.......................................    949,215  $ 5,854,926    424,624  $ 3,380,934
 Redemptions.................................   (320,094)  (1,845,641)   (32,017)    (246,677)
                                              ----------  -----------  ---------  -----------
 Net increase (decrease).....................    629,121  $ 4,009,285    392,607  $ 3,134,257
                                              ==========  ===========  =========  ===========
CLASS E
 Sales.......................................    311,783  $ 1,913,374      2,506  $    19,586
 Redemptions.................................    (52,846)    (323,814)       (10)         (77)
                                              ----------  -----------  ---------  -----------
 Net increase (decrease).....................    258,937  $ 1,589,560      2,496  $    19,509
                                              ==========  ===========  =========  ===========
 Increase (decrease) derived from capital
   share transactions........................  1,871,218  $12,237,234  1,713,549  $14,390,495
                                              ==========  ===========  =========  ===========

(a)Commencement of Operations

                See accompanying notes to financial statements.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                           CLASS A                     CLASS B
                                                 -----------------------     -----------------------
                                                     YEAR     MAY 1, 2001(A)     YEAR     MAY 1, 2001(A)
                                                    ENDED        THROUGH        ENDED        THROUGH
                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                     2002          2001          2002          2001
                                                 ------------ -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $  7.82       $ 10.00        $ 7.81        $10.00
                                                   -------       -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................     (0.03)         0.00         (0.03)        (0.01)
  Net realized and unrealized gain (loss) on
   investments..................................     (2.36)        (2.18)        (2.37)        (2.18)
                                                   -------       -------        ------        ------
  Total from investment operations..............     (2.39)        (2.18)        (2.40)        (2.19)
                                                   -------       -------        ------        ------
NET ASSET VALUE, END OF PERIOD..................   $  5.43       $  7.82        $ 5.41        $ 7.81
                                                   =======       =======        ======        ======
TOTAL RETURN (%)................................     (30.6)        (21.8)(b)     (30.8)        (21.8)(b)
Ratio of operating expenses to average net
 assets (%).....................................      0.95          0.95 (c)      1.20          1.20 (c)
Ratio of net investment income (loss) to average
 net assets (%).................................     (0.50)        (0.13)(c)     (0.75)        (0.43)(c)
Portfolio turnover rate (%).....................       147           218 (c)       147           218 (c)
Net assets, end of period (000).................   $12,490       $10,309        $5,527        $3,068
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%).......................................      1.50         2.26 (c)       1.75          2.51(c)

                                                           CLASS E
                                                 -----------------------
                                                     YEAR     MAY 1, 2001(A)
                                                    ENDED        THROUGH
                                                 DECEMBER 31,  DECEMBER 31,
                                                     2002          2001
                                                 ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 7.82        $10.00
                                                    ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................     (0.02)         0.00
  Net realized and unrealized gain (loss) on
   investments..................................     (2.38)        (2.18)
                                                    ------        ------
  Total from investment operations..............     (2.40)        (2.18)
                                                    ------        ------
NET ASSET VALUE, END OF PERIOD..................    $ 5.42        $ 7.82
                                                    ======        ======
TOTAL RETURN (%)................................     (30.7)        (21.8)(b)
Ratio of operating expenses to average net
 assets (%).....................................      1.10          1.10 (c)
Ratio of net investment income (loss) to average
 net assets (%).................................     (0.61)        (0.28)(c)
Portfolio turnover rate (%).....................       147           218 (c)
Net assets, end of period (000).................    $1,417        $   20
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%).......................................      1.65          2.41 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S 500
 COMPOSITE STOCK
 PRICE INDEX.

 INCEPTION
 DATE  5/1/90

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
   $3 BILLION

   PORTFOLIO
    MANAGER
    METLIFE
   INVESTMENT
   DEPARTMENT


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the MetLife Stock Index Portfolio returned -22.3% compared to its benchmark, the Standard & Poor's 500 Composite Stock Price Index/2/ (S&P 500 Index), return of -22.1% for the same time period. Dividend income accounted for 1.26% of this year's total return of the index. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product S&P 500 Index Funds universe/14/, was -22.4% for the same period.

The S&P 500 recorded its first three years of consecutive declines since 1939-1941 and posted its worst year since 1974. Growing tensions over Iraq, concern about terrorist attacks, and massive corporate accounting scandals created great uncertainty this year in an economy trying to recover from its first recession in a decade. The S&P 500 hit a five-year low on October 9th and lost approximately $2.42 trillion in market value in 2002. By the end of the year, the S&P 500 had fallen 42.4% from its all time high on March 24, 2000.

PORTFOLIO ACTIVITY
For the first time since 1981, all sectors that comprise the S&P 500 experienced negative returns for the year. The information technology sector, which decreased -37.4%, accounted for 28.3% of the benchmark return this year. Consumer discretionary, down -24.5%, industrials, down -27.6%, and financials, down -16.4%, accounted for another 39.5% of the S&P 500 Index's negative annual performance. The three largest names to impact performance were AOL Time Warner, down 59.1%, Intel Corp, down 50.4%, and General Electric, down 39.2%. For the first time since 1990 no single stock in the S&P 500 doubled in price year over year.

There was a noteworthy change in benchmark methodology this year, when on March 29, Standard & Poor's, in conjunction with Morgan Stanley Capital International
(MSCI), adopted a new industry and sector classifications scheme. The impetus for the new methodology was essentially for the financial community to have a consistent set of global sector and industry definitions for performing research and analysis.

Additionally, on July 19th, Standard & Poor's removed the seven non-US companies (two European and five Canadian) that had been grandfathered as constituents in the S&P 500. The change was implemented primarily to increase coverage of the large cap segment of the U.S. equity market and to better match sector exposure with the broad universe of U.S. equities. The following companies were removed from the S&P 500: Royal Dutch, Unilever, Nortel Networks, Alcan Aluminum, Inco, Barrick Gold, and Placer Dome.

For the year, there were twenty-five additions and twenty-five deletions to the S&P 500 Index. The weighted turnover of the index was approximately 3.82% for the year. This figure represents a significant decrease over the benchmark's average turnover of 5.10% over the last ten years.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming year include the Iraq situation, the war on terrorism, the Federal Reserve's interest rate policy, corporate earnings, and unemployment trends.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                MICROSOFT CORP.......................    3.3%
                GENERAL ELECTRIC CO..................    2.9
                EXXONMOBIL CORP......................    2.8
                WAL-MART STORES, INC.................    2.7
                PFIZER, INC..........................    2.3
                CITIGROUP, INC.......................    2.2
                JOHNSON & JOHNSON....................    1.9
                AMERICAN INTERNATIONAL GROUP, INC....    1.8
                INTERNATIONAL BUSINESS MACHINES CORP.    1.6
                MERCK, INC...........................    1.5


       A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX SINCE 12/31/92


              [CHART]

         Metlife Stock
        Index Portfolio   S&P 500 Index
        ---------------   -------------
12/92       $10,000         $10,000
12/93        10,954          11,007
12/94        11,084          11,151
12/95        15,171          15,335
12/96        18,608          18,850
12/97        24,597          25,134
12/98        31,542          32,322
12/99        38,099          39,120
12/00        34,542          35,565
12/01        30,351          31,350
12/02        23,577          24,421

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                  METLIFE STOCK INDEX      S&P 500
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -22.3%   -22.5%     -22.4%    -22.1%
             5 Years          - 0.8      N/A        N/A     - 0.6
             10 Years           9.0      N/A        N/A       9.3
             Since Inception    9.8    -16.4      -18.7      10.4

--------------------------------------------------------------------------------


 (a) Commenced operations January 2, 2001.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--97.7% OF TOTAL NET ASSETS


                                                          VALUE
              SHARES                                    (NOTE 1A)
              ----------------------------------------------------

                      ADVERTISING--0.2%
              130,139 Interpublic Group of Cos........ $ 1,832,357
               64,506 Omnicom Group, Inc..............   4,167,088
                                                       -----------
                                                         5,999,445
                                                       -----------

                      AEROSPACE & DEFENSE--1.9%
               68,708 General Dynamics Corp...........   5,453,354
               39,327 Goodrich Corp...................     720,471
              280,609 Honeywell International, Inc....   6,734,616
              155,824 Lockheed Martin Corp............   8,998,836
               62,208 Northrop Grumman Corp...........   6,034,176
              138,675 Raytheon Co.....................   4,264,256
               62,273 Rockwell Collins, Inc...........   1,448,470
               63,147 Rockwell International Corp.....   1,307,774
              287,299 The Boeing Co...................   9,477,994
              161,887 United Technologies Corp........  10,027,281
                                                       -----------
                                                        54,467,228
                                                       -----------

                      AGRICULTURAL OPERATIONS--0.1%
               88,896 Monsanto Co.....................   1,711,248
                                                       -----------

                      AIRLINES--0.2%
               52,840 AMR Corp. (b)...................     348,744
               41,978 Delta Air Lines, Inc............     507,934
              262,871 Southwest Airlines Co...........   3,653,907
                                                       -----------
                                                         4,510,585
                                                       -----------

                      ALUMINUM--0.2%
              288,395 Alcoa, Inc......................   6,569,638
                                                       -----------
                      APPAREL & TEXTILES--0.4%
               57,861 Cintas Corp.....................   2,647,141
               43,871 Jones Apparel Group, Inc. (b)...   1,554,788
               36,330 Liz Claiborne, Inc..............   1,077,185
               91,435 NIKE, Inc. (Class B)............   4,066,114
               20,267 Reebok International, Ltd. (b)..     595,850
               37,507 VF Corp.........................   1,352,127
                                                       -----------
                                                        11,293,205
                                                       -----------

                      AUTO PARTS--0.2%
               24,912 Cooper Tire & Rubber Co. (b)....     382,150
               50,609 Dana Corp.......................     595,162
              184,777 Delphi Automotive Systems Corp..   1,487,455
               55,622 Goodyear Tire & Rubber Co. (c)..     378,786
               30,830 Johnson Controls, Inc. (c)......   2,471,641
               37,428 Visteon Corp....................     260,499
                                                       -----------
                                                         5,575,693
                                                       -----------

                      AUTOMOBILES--0.5%
              626,981 Ford Motor Co...................   5,830,923
              191,053 General Motors Corp.............   7,042,214
               20,500 Navistar International Corp. (b)     498,355
               39,454 PACCAR, Inc. (c)................   1,820,013
                                                       -----------
                                                        15,191,505
                                                       -----------

                                                          VALUE
            SHARES                                      (NOTE 1A)
            -------------------------------------------------------

                    BANKS--7.4%
            120,517 AmSouth Bancorp................... $  2,313,926
            511,361 Bank of America Corp..............   35,575,385
            247,955 Bank of New York Co., Inc.........    5,941,002
            397,899 Bank One Corp.....................   14,543,208
            163,261 BB&T Corp.........................    6,039,024
             77,212 Charter One Financial, Inc........    2,218,301
             60,022 Comerica, Inc.....................    2,595,351
            198,025 Fifth Third Bancorp...............   11,594,364
             43,188 First Tennessee National Corp.....    1,552,177
            358,692 FleetBoston Financial Corp........    8,716,216
             52,744 Golden West Financial Corp........    3,787,547
             80,476 Huntington Bancshares, Inc. (c)...    1,505,706
            145,101 Keycorp...........................    3,647,839
             74,600 Marshall & Ilsley Corp............    2,042,548
            147,235 Mellon Financial Corp.............    3,844,306
            209,278 National City Corp................    5,717,475
             55,819 North Fork Bancorp., Inc..........    1,883,333
             75,525 Northern Trust Corp...............    2,647,151
             96,742 PNC Financial Services Group, Inc.    4,053,490
             75,553 Regions Financial Corp. (c).......    2,520,448
            118,103 SouthTrust Corp...................    2,934,860
            110,789 State Street Corp.................    4,320,771
             97,498 Sun Trust Banks, Inc..............    5,549,586
            103,176 Synovus Financial Corp. (c).......    2,001,614
            654,470 U.S. Bancorp......................   13,887,853
             67,236 Union Planters Corp...............    1,892,021
            464,762 Wachovia Corp.....................   16,935,927
            323,441 Washington Mutual, Inc............   11,168,418
            578,050 Wells Fargo & Co..................   27,093,204
             31,259 Zions Bancorp (c).................    1,230,010
                                                       ------------
                                                        209,753,061
                                                       ------------

                    BIOTECHNOLOGY--1.0%
            439,738 Amgen, Inc. (b)...................   21,256,935
             72,346 Applera Corp. (b).................    1,268,949
             50,592 Biogen, Inc.......................    2,026,715
             64,721 Chiron Corp. (c)..................    2,433,510
             72,846 Genzyme Corp. (b).................    2,154,056
             16,462 Millipore Corp....................      559,708
                                                       ------------
                                                         29,699,873
                                                       ------------

                    BUILDING & CONSTRUCTION--0.0%
             27,441 Fluor Corp........................      768,348
             21,355 McDermott International, Inc......       93,535
                                                       ------------
                                                            861,883
                                                       ------------

                    BUSINESS SERVICES--1.7%
             59,951 Apollo Group, Inc. (b)............    2,637,844
            350,722 Cendant Corp. (b).................    3,675,567
            173,913 Concord EFS, Inc. (b).............    2,737,391
             58,898 Convergys Corp. (b)...............      892,305
             21,599 Deluxe Corp.......................      909,318
             49,316 Equifax, Inc......................    1,141,172
             62,500 H&R Block, Inc....................    2,512,500
             99,845 McKesson Corp.....................    2,698,810

                See accompanying notes to financial statements.

                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                              (NOTE 1A)
        ----------------------------------------------------------------

                  BUSINESS SERVICES--(CONTINUED)
           51,319 Moody's Corp............................. $  2,118,961
          127,777 Paychex, Inc.............................    3,564,978
           36,299 Quintiles Transnational Corp. (b)........      439,218
           38,584 R.R. Donnelley & Sons Co.................      839,974
           60,005 Robert Half International, Inc...........      966,681
          381,492 United Parcel Service, Inc. (Class B)....   24,064,515
                                                            ------------
                                                              49,199,234
                                                            ------------

                  CHEMICALS--1.5%
           77,394 Air Products & Chemicals, Inc............    3,308,593
           23,634 Ashland, Inc.............................      674,278
          311,289 Dow Chemical Co..........................    9,245,283
          339,500 E. I. du Pont de Nemours.................   14,394,800
           26,328 Eastman Chemical Co......................      968,081
           44,996 Ecolab, Inc..............................    2,227,302
           44,136 Engelhard Corp...........................      986,440
           17,095 Great Lakes Chemical Corp................      408,229
           37,142 Hercules, Inc............................      326,850
           32,105 International Flavours & Fragrances, Inc.    1,126,885
           58,515 PPG Industries, Inc......................    2,934,527
           55,640 Praxair, Inc.............................    3,214,323
           75,255 Rohm & Haas Co...........................    2,444,282
           24,931 Sigma-Aldrich Corp. (c)..................    1,214,140
                                                            ------------
                                                              43,474,013
                                                            ------------

                  COMPUTERS & BUSINESS EQUIPMENT--4.0%
          121,176 Apple Computer, Inc. (b).................    1,736,452
           58,211 Computer Sciences Corp. (b)..............    2,005,369
          884,205 Dell Computer Corp. (b)..................   23,643,642
          163,178 Electronic Data Systems Corp.............    3,007,371
          748,649 EMC Corp. (b)............................    4,596,705
          109,800 Gateway, Inc. (b)........................      344,772
        1,041,106 Hewlett-Packard Co.......................   18,073,600
          577,434 International Business Machines Corp.....   44,751,135
           43,025 Lexmark International, Inc. (b)..........    2,603,012
           33,545 NCR Corp. (b)............................      796,358
          113,734 Network Appliance, Inc. (b)(c)...........    1,137,340
           80,436 Pitney Bowes, Inc........................    2,627,040
        1,064,149 Sun Microsystems, Inc. (b)...............    3,309,503
           96,085 SunGard Data Systems, Inc. (b)...........    2,263,763
          109,637 Unisys Corp..............................    1,085,406
          245,290 Xerox Corp. (c)..........................    1,974,585
                                                            ------------
                                                             113,956,053
                                                            ------------

                  CONGLOMERATES--4.8%
          133,315 3M Co....................................   16,437,739
           31,700 Cooper Industries, Ltd...................    1,155,465
           20,357 Crane Co.................................      405,715
           52,229 Danaher Corp.............................    3,431,445
           99,288 Eastman Kodak Co. (c)....................    3,479,052
           24,570 Eaton Corp...............................    1,919,163
        3,399,871 General Electric Co......................   82,786,859
          105,063 Illinois Tool Works, Inc.................    6,814,386
           57,559 Ingersoll Rand Co., Ltd..................    2,478,491

                                                             VALUE
          SHARES                                           (NOTE 1A)
         -------------------------------------------------------------

                   CONGLOMERATES--(CONTINUED)
            31,736 ITT Industries, Inc................... $  1,926,058
            41,807 Pall Corp.............................      697,341
            47,649 Textron, Inc..........................    2,048,430
           680,213 Tyco International, Ltd...............   11,618,038
                                                          ------------
                                                           135,198,182
                                                          ------------

                   CONSTRUCTION MATERIALS--0.2%
            24,720 American Standard Cos., Inc. (b)......    1,758,581
           168,096 Masco Corp............................    3,538,421
            34,548 Vulcan Materials Co...................    1,295,550
                                                          ------------
                                                             6,592,552
                                                          ------------

                   CONTAINERS & GLASS--0.1%
            19,347 Ball Corp.............................      990,373
            18,034 Bemis, Inc............................      895,027
            53,870 Pactiv Corp. (b)......................    1,177,598
            28,589 Sealed Air Corp. (c)..................    1,066,370
                                                          ------------
                                                             4,129,368
                                                          ------------

                   COSMETICS & PERSONAL CARE--0.9%
            19,683 Alberto Culver Co. (Class B) (b)(c)...      992,023
            80,542 Avon Products, Inc....................    4,338,798
           359,992 Gillette Co...........................   10,929,357
           175,666 Kimberly-Clark Corp...................    8,338,865
                                                          ------------
                                                            24,599,043
                                                          ------------

                   DISTRIBUTION/ WHOLESALE--0.1%
            59,357 Genuine Parts Co......................    1,828,195
            31,894 W.W. Grainger, Inc....................    1,644,136
                                                          ------------
                                                             3,472,331
                                                          ------------

                   DRUGS & HEALTH CARE--9.8%
           533,857 Abbott Laboratories...................   21,354,280
            51,434 Aetna, Inc............................    2,114,966
            44,027 Allergan, Inc.........................    2,536,836
            36,650 AmerisourceBergen Corp................    1,990,462
            48,327 Anthem, Inc. (b)......................    3,039,768
           202,702 Baxter International, Inc.............    5,675,656
           662,404 Bristol-Myers Squibb Co...............   15,334,653
           151,185 Cardinal Health, Inc..................    8,948,640
           383,811 Eli Lilly & Co........................   24,371,998
            61,832 Forest Laboratories, Inc. (b).........    6,073,139
           175,114 HCA, Inc..............................    7,267,231
            82,185 Health Management Associates, Inc. (b)    1,471,112
           134,053 HealthSouth Corp......................      563,023
            52,714 Humana, Inc. (b)......................      527,140
            81,449 King Pharmaceuticals, Inc. (b)........    1,400,108
            31,481 Manor Care, Inc. (b)..................      585,861
            85,191 MedImmune, Inc........................    2,314,639
           767,514 Merck & Co., Inc......................   43,448,968
         2,105,360 Pfizer, Inc...........................   64,360,855
           441,737 Pharmacia Corp........................   18,464,607
            34,069 Quest Diagnostics Inc. (b)............    1,938,526

                See accompanying notes to financial statements.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   DRUGS & HEALTH CARE--(CONTINUED)
           501,720 Schering-Plough Corp................. $ 11,138,184
           166,505 Tenet Healthcare Corp. (b)...........    2,730,682
           104,133 UnitedHealth Group, Inc..............    8,695,105
            36,278 Watson Pharmaceuticals, Inc. (b).....    1,025,579
            50,825 Wellpoint Health Networks, Inc. (b)..    3,616,707
           453,103 Wyeth................................   16,946,052
                                                         ------------
                                                          277,934,777
                                                         ------------

                   ELECTRIC UTILITIES--2.5%
           182,030 AES Corp. (b)........................      549,731
            42,751 Allegheny Energy, Inc................      323,198
            52,484 Ameren Corp..........................    2,181,760
           115,436 American Electric Power, Inc.........    3,154,866
           113,793 Calpine Corp. (b) (c)................      370,965
            99,460 CenterPoint Energy, Inc..............      845,410
            58,403 Cinergy Corp.........................    1,969,349
            45,602 CMS Energy Corp. (c).................      430,483
            73,601 Consolidated Edison, Inc.............    3,151,595
            55,876 Constellation Energy Group, Inc......    1,554,470
           104,966 Dominion Resources, Inc..............    5,762,633
            57,864 DTE Energy Co........................    2,684,890
           305,090 Duke Energy Co.......................    5,961,459
           110,984 Edison International, Inc. (b).......    1,315,160
            76,397 Entergy Corp.........................    3,482,939
           110,663 Exelon Corp..........................    5,839,687
           101,387 FirstEnergy Corp.....................    3,342,729
            62,358 FPL Group, Inc.......................    3,749,587
           134,462 Mirant Corp. (b).....................      254,133
            82,971 NiSource, Inc........................    1,659,420
           138,267 PG&E Corp. (b).......................    1,921,911
            30,905 Pinnacle West Capital Corp...........    1,053,551
            56,715 PPL Corp.............................    1,966,876
            80,927 Progress Energy, Inc.................    3,508,185
            75,992 Public Service Enterprise Group, Inc.    2,439,343
           243,766 Southern Co..........................    6,920,517
            60,011 Teco Energy, Inc. (c)................      928,370
           110,061 TXU Corp.............................    2,055,940
           134,287 Xcel Energy, Inc. (c)................    1,477,157
                                                         ------------
                                                           70,856,314
                                                         ------------

                   ELECTRICAL EQUIPMENT--0.4%
            66,752 American Power Conversion Corp. (b)..    1,011,292
           144,414 Emerson Electric Co..................    7,343,452
            65,922 Molex, Inc...........................    1,518,843
            25,446 Power-One, Inc. (b)..................      144,279
                                                         ------------
                                                           10,017,866
                                                         ------------

                   ELECTRONICS--0.4%
           158,142 Agilent Technologies, Inc. (b).......    2,840,230
            67,293 Jabil Circuit, Inc. (b)..............    1,205,891
            40,096 Parker Hannifin Corp.................    1,849,629
            42,823 Perkinelmer, Inc.....................      353,290
           178,526 Sanmina-SCI Corp. (b)................      801,582
           280,320 Solectron Corp. (b)..................      995,136

                                                             VALUE
           SHARES                                          (NOTE 1A)
          ------------------------------------------------------------

                    ELECTRONICS--(CONTINUED)
             77,468 Symbol Technologies, Inc............. $    636,787
             28,092 Tektronix, Inc. (b)..................      510,993
             55,868 Thermo Electron Corp. (b)............    1,124,064
             19,857 Thomas & Betts Corp. (b).............      335,583
             44,749 Waters Corp. (b).....................      974,633
                                                          ------------
                                                            11,627,818
                                                          ------------

                    ENVIRONMENTAL CONTROL--0.2%
             67,156 Allied Waste Industries, Inc.........      671,560
            207,961 Waste Management, Inc................    4,766,466
                                                          ------------
                                                             5,438,026
                                                          ------------

                    FEDERAL AGENCIES--1.3%
            237,695 Federal Home Loan Mortgage Corp......   14,035,890
            340,422 Federal National Mortgage Association   21,899,347
                                                          ------------
                                                            35,935,237
                                                          ------------

                    FINANCIAL SERVICES--3.7%
            449,049 American Express Co..................   15,873,882
             76,516 Capital One Financial Corp. (c)......    2,274,055
          1,754,853 Citigroup, Inc.......................   61,753,277
             43,179 Countrywide Credit Industries, Inc...    2,230,195
             89,206 Franklin Resources, Inc..............    3,040,140
            161,786 Household International, Inc.........    4,499,269
            435,232 MBNA Corp............................    8,278,113
             97,255 Providian Financial Corp.............      631,185
             52,430 SLM Corp.............................    5,445,380
             75,743 Stilwell Financial, Inc..............      989,961
             42,142 T. Rowe Price Group, Inc.............    1,149,634
                                                          ------------
                                                           106,165,091
                                                          ------------

                    FOOD & BEVERAGES--4.7%
             12,289 Adolph Coors Co. (Class B)...........      752,701
            129,540 Albertson's, Inc. (c)................    2,883,560
            292,428 Anheuser Busch Cos., Inc.............   14,153,515
            217,845 Archer-Daniels-Midland Co............    2,701,278
             23,270 Brown Forman Corp. (Class B).........    1,520,927
            139,731 Campbell Soup Co.....................    3,279,487
            154,545 Coca-Cola Enterprises, Inc...........    3,356,717
            182,998 Conagra, Inc.........................    4,576,780
                  1 Del Monte Foods Co. (b)..............            6
            125,877 General Mills, Inc...................    5,909,925
            120,792 H.J. Heinz Co........................    3,970,433
             46,495 Hershey Foods Corp...................    3,135,623
            139,361 Kellogg Co...........................    4,775,902
             96,269 Pepsi Bottling Group, Inc............    2,474,113
            590,061 PepsiCo, Inc.........................   24,912,376
            267,232 Sara Lee Corp........................    6,015,392
             45,361 Supervalu, Inc. (c)..................      748,910
            224,256 Sysco Corp...........................    6,680,586
            847,188 The Coca-Cola Co.....................   37,123,778
             77,684 William Wringley Jr. Co..............    4,263,298
             47,823 Winn-Dixie Stores, Inc. (c)..........      730,736
                                                          ------------
                                                           133,966,043
                                                          ------------

                See accompanying notes to financial statements.

                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                          VALUE
             SHARES                                     (NOTE 1A)
            -------------------------------------------------------

                      FOREST PRODUCTS & PAPER--0.6%
               19,827 Boise Cascade Corp. (c)......... $    500,037
               85,436 Georgia-Pacific Corp............    1,380,646
              164,494 International Paper Co..........    5,752,355
               35,619 Louisiana-Pacific Corp. (b).....      287,089
               68,068 MeadWestvaco Corp...............    1,681,960
               62,907 Plum Creek Timber Co., Inc......    1,484,605
               19,182 Temple-Inland, Inc..............      859,546
               75,435 Weyerhaeuser Co.................    3,712,156
                                                       ------------
                                                         15,658,394
                                                       ------------

                      GAS & OIL--5.8%
               30,307 Amerada Hess Corp...............    1,668,400
               85,625 Anadarko Petroleum Corp.........    4,101,437
               49,809 Apache Corp.....................    2,838,615
              114,910 Baker Hughes, Inc...............    3,698,953
               53,359 BJ Services Co..................    1,724,029
               68,521 Burlington Resources, Inc.......    2,922,421
              364,946 ChevronTexaco Corp..............   24,261,610
              231,269 ConocoPhillips..................   11,191,107
               54,328 Devon Energy Corp...............    2,493,655
               39,528 EOG Resources, Inc..............    1,577,958
            2,298,990 ExxonMobil Corp.................   80,326,711
              148,398 Halliburton Co..................    2,776,527
               34,153 Kerr-McGee Corp.................    1,512,978
              105,498 Marathon Oil Corp...............    2,246,052
               49,096 Nabors Industries, Ltd..........    1,731,616
               45,799 Noble Corp. (b).................    1,609,835
              129,470 Occidental Petroleum Corp.......    3,683,421
               31,990 Rowan Cos., Inc.................      726,173
              198,388 Schlumberger, Ltd...............    8,350,151
               25,982 Sunoco, Inc.....................      862,083
              108,728 Transocean Sedco Forex, Inc.....    2,522,490
               88,113 Unocal Corp.....................    2,694,495
                                                       ------------
                                                        165,520,717
                                                       ------------

                      GAS & PIPELINE UTILITIES--0.3%
              116,315 Dynegy, Inc. (Class B) (b)(c)...      137,252
              199,541 El Paso Corp....................    1,388,805
               49,346 KeySpan Corp....................    1,738,953
               41,604 Kinder Morgan Management, L.L.C.    1,758,601
               15,028 Nicor, Inc. (c).................      511,403
               12,079 Peoples Energy Corp. (c)........      466,853
               69,941 Sempra Energy...................    1,654,105
              173,772 The Williams Cos., Inc..........      469,184
                                                       ------------
                                                          8,125,156
                                                       ------------

                      HEALTH CARE--PRODUCTS--5.2%
               18,364 Bausch & Lomb, Inc. (c).........      661,104
               87,993 Becton Dickinson & Co...........    2,700,505
               88,758 Biomet, Inc.....................    2,543,804
              139,440 Boston Scientific Corp..........    5,928,989
               17,913 C.R. Bard, Inc..................    1,038,954
              183,903 Colgate Palmolive Co............    9,642,034
              104,224 Guidant Corp. (b)...............    3,215,310

                                                               VALUE
        SHARES                                               (NOTE 1A)
       -----------------------------------------------------------------

                 HEALTH CARE--PRODUCTS--(CONTINUED)
       1,015,133 Johnson & Johnson......................... $ 54,522,794
         416,865 Medtronic, Inc............................   19,009,044
          61,448 St. Jude Medical, Inc. (b)................    2,440,715
          67,991 Stryker Corp. (b).........................    4,563,556
         443,918 The Procter & Gamble Co...................   38,150,313
          67,414 Zimmer Holdings, Inc. (b).................    2,799,029
                                                            ------------
                                                             147,216,151
                                                            ------------

                 HOME BUILDERS--0.1%
          20,851 Centex Corp. (c)..........................    1,046,720
          16,348 KB Home (c)...............................      700,512
          20,737 Pulte Homes, Inc. (c).....................      992,680
                                                            ------------
                                                               2,739,912
                                                            ------------

                 HOTELS & RESTAURANTS--0.6%
          58,987 Darden Restaurants, Inc...................    1,206,284
         126,235 Hilton Hotels Corp........................    1,604,447
          81,192 Marriott International, Inc. (Class A) (c)    2,668,781
         433,300 McDonald's Corp...........................    6,967,464
          67,912 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)................................    1,612,231
          39,039 Wendy's International, Inc................    1,056,786
         100,986 Yum! Brands, Inc. (b).....................    2,445,881
                                                            ------------
                                                              17,561,874
                                                            ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
          27,400 Black & Decker Corp.......................    1,175,186
          51,153 Fortune Brands, Inc.......................    2,379,126
          66,773 Leggett & Platt, Inc......................    1,498,386
          26,415 Maytag Corp...............................      752,828
          30,488 The Stanley Works.........................    1,054,275
          23,146 Whirlpool Corp. (c).......................    1,208,684
                                                            ------------
                                                               8,068,485
                                                            ------------

                 HOUSEHOLD PRODUCTS--0.3%
          21,762 American Greetings Corp. (c)..............      343,840
          37,418 Avery Dennison Corp.......................    2,285,491
          75,173 Clorox Co.................................    3,100,886
          90,934 Newell Rubbermaid, Inc....................    2,758,028
          19,844 Tupperware Corp...........................      299,248
                                                            ------------
                                                               8,787,493
                                                            ------------

                 INDUSTRIAL MACHINERY--0.4%
         118,250 Caterpillar, Inc..........................    5,406,390
          14,102 Cummins Engine, Inc. (c)..................      396,689
          82,057 Deere & Co................................    3,762,314
          69,071 Dover Corp................................    2,014,110
          19,817 Snap-On, Inc..............................      557,056
                                                            ------------
                                                              12,136,559
                                                            ------------

                 INSURANCE--5.0%
          89,318 ACE, Ltd..................................    2,620,590
         176,475 AFLAC, Inc................................    5,315,427

                See accompanying notes to financial statements.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                   (NOTE 1A)
      --------------------------------------------------------------------

              INSURANCE--(CONTINUED)
      240,172 Allstate Corp.................................. $  8,883,962
       36,102 Ambac Financial Group, Inc.....................    2,030,377
      891,251 American International Group, Inc..............   51,558,870
      105,834 AON Corp.......................................    1,999,204
       47,985 CIGNA Corp.....................................    1,973,143
       55,272 Cincinnati Financial Corp......................    2,075,464
       87,176 Hartford Financial Services Group, Inc.........    3,960,406
       49,025 Jefferson-Pilot Corp...........................    1,868,343
       98,437 John Hancock Financial Services, Inc...........    2,746,392
       60,491 Lincoln National Corp..........................    1,910,306
       63,198 Loews Corp.....................................    2,809,783
      183,858 Marsh & McLennan Cos., Inc.....................    8,496,078
       50,313 MBIA, Inc......................................    2,206,728
      239,253 MetLife, Inc...................................    6,469,401
       34,329 MGIC Investment Corp...........................    1,417,788
      115,102 Principal Financial Group, Inc.................    3,468,023
       74,921 Progressive Corp...............................    3,718,329
      193,423 Prudential Financial, Inc......................    6,139,246
       47,220 Safeco Corp....................................    1,637,117
       58,399 The Chubb Corp.................................    3,048,428
       77,216 The St. Paul Cos., Inc.........................    2,629,205
       41,353 Torchmark, Inc.................................    1,510,625
      340,629 Travelers Property Casualty Corp. (Class B) (b)    4,990,215
       82,745 UnumProvident Corp.............................    1,451,347
       46,798 Xl Capital, Ltd................................    3,615,146
                                                              ------------
                                                               140,549,943
                                                              ------------

              INTERNET--0.4%
      105,481 eBay, Inc. (b).................................    7,153,722
       37,945 TMP Worldwide, Inc. (b)........................      429,158
      200,681 Yahoo! Inc. (b)................................    3,281,134
                                                              ------------
                                                                10,864,014
                                                              ------------

              INVESTMENT BROKERAGE--2.3%
       32,847 Bear Stearns Co., Inc..........................    1,951,112
      459,069 Charles Schwab Corp............................    4,980,899
      163,129 Goldman Sachs Group, Inc.......................   11,109,085
      682,126 J.P. Morgan Chase & Co.........................   16,371,024
       81,125 Lehman Brothers Holdings, Inc..................    4,323,151
      295,348 Merrill Lynch & Co., Inc.......................   11,208,456
      370,913 Morgan Stanley Dean Witter & Co................   14,806,847
                                                              ------------
                                                                64,750,574
                                                              ------------

              INVESTMENT TRUSTS--0.2%
       50,000 SPDR Trust Series 1............................    4,411,500
                                                              ------------

              IRON & STEEL--0.1%
       27,438 Allegheny Technologies, Inc....................      170,939
       26,581 Nucor Corp.....................................    1,097,795
       34,484 United States Steel Corp.......................      452,430
                                                              ------------
                                                                 1,721,164
                                                              ------------

                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   LEISURE--0.5%
            30,671 Brunswick Corp. (b).................... $    609,126
           199,783 Carnival Corp..........................    4,984,586
           104,194 Harley-Davidson, Inc...................    4,813,763
            39,050 Harrah Entertainment, Inc. (b).........    1,546,380
            29,606 International Game Technology, Inc. (b)    2,247,687
            49,217 Sabre Holdings Corp....................      891,320
                                                           ------------
                                                             15,092,862
                                                           ------------

                   MEDIA--3.7%
         1,527,266 AOL Time Warner, Inc...................   20,007,184
           210,025 Clear Channel Communications, Inc. (b).    7,831,832
           788,552 Comcast Corp. (Class A) (b)............   18,586,171
            28,690 Dow Jones & Co., Inc. (c)..............    1,240,269
            91,524 Gannett, Inc...........................    6,571,423
            28,376 Knight Ridder, Inc.....................    1,794,782
            16,897 Meredith Corp..........................      694,636
            51,612 New York Times Co......................    2,360,217
            66,084 The McGraw-Hill Cos., Inc..............    3,994,117
           698,190 The Walt Disney Co.....................   11,387,479
           104,135 Tribune Co.............................    4,733,977
            77,982 Univision Communications, Inc. (b) (c).    1,910,559
           602,088 Viacom, Inc. (Class B) (b).............   24,541,107
                                                           ------------
                                                            105,653,753
                                                           ------------

                   METALS--0.0%
            29,103 Worthington Industries, Inc............      443,530
                                                           ------------

                   MINING--0.2%
            49,158 Freeport-McMoran Copper & Gold, Inc.
                    (Class B) (b) (c).....................      824,871
           137,246 Newmont Mining Corp. (c)...............    3,984,251
            30,221 Phelps Dodge Corp......................      956,495
                                                           ------------
                                                              5,765,617
                                                           ------------

                   RAILROADS & EQUIPMENT--0.5%
           128,541 Burlington Northern Santa Fe Corp......    3,343,351
            72,341 CSX Corp...............................    2,047,974
           132,200 Norfolk Southern Corp..................    2,642,678
            86,628 Union Pacific Corp.....................    5,186,418
                                                           ------------
                                                             13,220,421
                                                           ------------

                   REAL ESTATE INVESTMENT TRUST--0.3%
           139,988 Equity Office Properties Trust.........    3,496,900
            93,538 Equity Residential Properties Trust....    2,299,164
            64,416 Simon Property Group, Inc..............    2,194,653
                                                           ------------
                                                              7,990,717
                                                           ------------

                   RETAIL--6.8%
            33,671 Autozone, Inc. (b).....................    2,378,856
           100,926 Bed Bath & Beyond, Inc. (b)............    3,484,975
           109,201 Best Buy Co., Inc. (b).................    2,637,204
            39,497 Big Lots, Inc. (b).....................      522,545
            71,482 Circuit City Stores, Inc...............      530,396

                See accompanying notes to financial statements.

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002



                                                             VALUE
           SHARES                                          (NOTE 1A)
          ------------------------------------------------------------

                    RETAIL--(CONTINUED)
            156,488 Costco Wholesale Corp. (b)........... $  4,391,053
            133,511 CVS Corp.............................    3,333,770
             28,667 Dillard's, Inc. (Class A)............      454,659
            113,386 Dollar General Corp..................    1,354,963
             58,961 Family Dollar Stores, Inc. (b).......    1,840,173
             66,741 Federated Department Stores, Inc. (b)    1,919,471
             91,060 J.C. Penney Co., Inc.................    2,095,291
            115,379 Kohl's Corp. (b).....................    6,455,455
            176,757 Limited Brands.......................    2,462,225
            266,631 Lowe's Cos., Inc.....................    9,998,663
             97,514 May Department Stores Co.............    2,240,872
             45,855 Nordstrom, Inc.......................      869,869
            105,037 Office Depot, Inc. (b)...............    1,550,346
             56,643 Radioshack Corp......................    1,061,490
            150,706 Safeway, Inc. (b)....................    3,520,492
            107,409 Sears Roebuck & Co...................    2,572,446
             51,984 Sherwin-Williams Co..................    1,468,548
            159,260 Staples, Inc. (b)....................    2,914,458
            131,517 Starbucks Corp. (b)..................    2,680,317
            310,579 Target Corp..........................    9,317,370
            301,992 The Gap, Inc.........................    4,686,916
            794,616 The Home Depot, Inc..................   19,038,999
            264,182 The Kroger Co. (b)...................    4,081,612
             49,629 Tiffany & Co. (c)....................    1,186,629
            180,468 TJX Cos., Inc........................    3,522,735
             71,688 Toys "R" Us, Inc. (b)................      716,880
          1,508,071 Wal-Mart Stores, Inc.................   76,172,666
            350,343 Walgreen Co..........................   10,226,512
                                                          ------------
                                                           191,688,856
                                                          ------------

                    SEMICONDUCTORS--2.7%
            116,317 Advanced Micro Devices, Inc. (b).....      751,408
            126,610 Altera Corp. (b).....................    1,562,367
            124,330 Analog Devices, Inc. (b).............    2,967,757
            563,054 Applied Materials, Inc. (b)..........    7,336,594
            101,975 Applied Micro Circuits Corp..........      376,288
             94,762 Broadcom Corp. (b) (c)...............    1,427,116
          2,263,492 Intel Corp...........................   35,242,570
             64,421 KLA-Tencor Corp. (b) (c).............    2,278,571
            106,267 Linear Technology Corp...............    2,733,187
            126,023 LSI Logic Corp. (c)..................      727,153
            109,999 Maxim Integrated Products, Inc.......    3,634,367
            204,914 Micron Technology, Inc...............    1,995,862
             61,055 National Semiconductor Corp..........      916,436
             51,194 Novellus Systems, Inc................    1,437,527
             50,954 NVIDIA Corp. (b) (c).................      586,480
             56,660 PMC-Sierra, Inc. (c).................      315,030
             31,657 QLogic Corp. (c).....................    1,092,483
             62,297 Teradyne, Inc........................      810,484
            590,806 Texas Instruments, Inc...............    8,867,998
            114,297 Xilinx, Inc. (b).....................    2,354,518
                                                          ------------
                                                            77,414,196
                                                          ------------

                    SOFTWARE--5.5%
             81,679 Adobe Systems, Inc...................    2,025,721
             38,514 Autodesk, Inc........................      550,750

                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

                SOFTWARE--(CONTINUED)
        204,610 Automatic Data Processing, Inc.............. $  8,030,943
         79,754 BMC Software, Inc. (b)......................    1,364,591
         56,898 Citrix Systems, Inc. (b) (c)................      700,983
        193,252 Computer Associates International, Inc......    2,608,902
        127,198 Compuware Corp. (b).........................      610,550
         48,274 Electronic Arts, Inc. (b)...................    2,402,597
        256,976 First Data Corp.............................    9,099,520
         65,147 Fiserv, Inc. (b)............................    2,211,741
         95,070 IMS Health, Inc.............................    1,521,120
         70,122 Intuit, Inc. (b)............................    3,290,124
         28,508 Mercury Interactive Corp. (b) (c)...........      845,262
      1,826,664 Microsoft Corp. (b).........................   94,438,529
        116,474 Novell, Inc. (b)............................      389,023
      1,829,904 Oracle Corp. (b)............................   19,762,963
         86,926 Parametric Technology Corp. (b).............      219,054
        105,787 PeopleSoft, Inc. (b)........................    1,935,902
         66,214 Rational Software Corp. (b).................      687,964
        161,332 Siebel Systems, Inc. (b) (c)................    1,206,763
        139,395 VERITAS Software Corp. (b)..................    2,177,350
                                                             ------------
                                                              156,080,352
                                                             ------------

                TELECOMMUNICATIONS--6.1%
        268,503 ADC Telecommunications, Inc.................      561,171
        106,893 ALLTEL Corp.................................    5,451,543
         33,410 Andrew Corp. (c)............................      343,455
        262,377 AT&T Corp...................................    6,850,663
        921,858 AT&T Wireless Services, Inc. (b)............    5,208,498
        123,029 Avaya, Inc. (c).............................      301,421
        634,996 BellSouth Corp..............................   16,427,346
         48,152 Centurytel, Inc.............................    1,414,706
        147,473 CIENA Corp. (b) (c).........................      758,011
      2,468,533 Cisco Systems, Inc. (b).....................   32,337,782
         95,996 Citizens Communications Co. (c).............    1,012,758
         63,644 Comverse Technology, Inc....................      637,713
        392,224 Corning, Inc. (b) (c).......................    1,298,261
        483,325 JDS Uniphase Corp. (b)......................    1,193,813
      1,167,248 Lucent Technologies, Inc. (c)...............    1,470,732
        786,147 Motorola, Inc...............................    6,800,172
        329,057 Nextel Communications, Inc. (b) (c).........    3,800,608
        268,230 Qualcomm, Inc. (b)..........................    9,760,890
        571,224 Qwest Communications International, Inc. (b)    2,856,120
      1,134,378 SBC Communications, Inc.....................   30,752,988
         49,124 Scientific-Atlanta, Inc. (b) (c)............      582,611
        303,545 Sprint Corp. (FON Group)....................    4,395,332
        338,105 Sprint Corp. (PCS Group) (b) (c)............    1,480,900
        139,962 Tellabs, Inc. (b)...........................    1,017,524
        934,699 Verizon Communications, Inc.................   36,219,586
                                                             ------------
                                                              172,934,604
                                                             ------------

                TOBACCO--1.1%
        706,766 Philip Morris Cos., Inc.....................   28,645,226
         30,134 R. J. Reynolds Tobacco Holdings, Inc........    1,268,943
         57,537 UST, Inc....................................    1,923,462
                                                             ------------
                                                               31,837,631
                                                             ------------

                See accompanying notes to financial statements.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                           VALUE
           SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                   TOYS & AMUSEMENTS--0.1%
            58,968 Hasbro, Inc........................ $      681,081
           148,609 Mattel, Inc........................      2,845,862
                                                       --------------
                                                            3,526,943
                                                       --------------

                   TRUCKING & FREIGHT FORWARDING--0.2%
           102,578 FedEx Corp.........................      5,561,779
            21,080 Ryder System, Inc..................        473,035
                                                       --------------
                                                            6,034,814
                                                       --------------
                   Total Common Stocks
                    (Identified Cost $3,092,367,348).. $2,773,991,544
                                                       --------------

SHORT TERM INVESTMENTS--2.1%

         FACE                                                  VALUE
        AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--2.1%
      $61,350,000 Honeywell International 1.250%, 01/02/03 $   61,347,870
                                                           --------------
                  Total Short Term Investments
                   (Identified Cost $61,347,870)..........     61,347,870
                                                           --------------
                  Total Investments--99.8%
                   (Identified Cost $3,153,715,218) (a)...  2,835,339,414
                  Other assets less liabilities...........      4,675,673
                                                           --------------

                  TOTAL NET ASSETS--100%.................. $2,840,015,087
                                                           ==============

FUTURES CONTRACTS

                      NUMBER OF EXPIRATION  CONTRACT    VALUATION AS OF   UNREALIZED
FUTURE CONTRACTS LONG CONTRACTS    DATE      AMOUNT    DECEMBER 31, 2002 DEPRECIATION
--------------------- --------- ---------- ----------- ----------------- ------------
    S&P 500 Index....    272    03/20/2003 $61,443,890    $59,765,200    ($1,678,690)

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $3,177,005,405 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 407,623,733
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (749,289,724)
                                                                                                               -------------
Net unrealized depreciation................................................................................... $(341,665,991)
                                                                                                               =============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $27,818,850 with cash collateral backing valued at $29,238,089.

                See accompanying notes to financial statements.

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

  ASSETS
   Investments at value..........................             $2,835,339,414
   Cash..........................................                     37,926
   Receivable for:
     Securities sold.............................                     40,864
     Fund shares sold............................                  2,200,300
     Futures variation margin....................                     95,200
     Dividends and interest......................                  4,384,221
     Collateral for securities loaned............                 29,238,089
                                                              --------------
      Total Assets...............................              2,871,336,014
  LIABILITIES
   Payable for:
     Fund shares redeemed........................ $ 1,360,830
     Return of collateral for securities loaned..  29,238,089
   Accrued expenses:
     Management fees.............................     616,265
     Service and distribution fees...............      21,130
     Directors fees..............................       1,331
     Other expenses..............................      83,282
                                                  -----------
      Total Liabilities..........................                 31,320,927
                                                              --------------
  NET ASSETS.....................................             $2,840,015,087
                                                              ==============
   Net assets consist of:
     Capital paid in.............................             $3,188,036,561
     Undistributed net investment income.........                 41,710,795
     Accumulated net realized gains (losses).....                (69,677,775)
     Unrealized appreciation (depreciation) on
      investments and futures contracts..........               (320,054,494)
                                                              --------------
  NET ASSETS.....................................             $2,840,015,087
                                                              ==============
  Computation of offering price:
  CLASS A
  Net asset value and redemption price per
   share ($2,725,874,111 divided by
   116,432,948 shares of beneficial interest)....             $        23.41
                                                              ==============
  CLASS B
  Net asset value and redemption price per
   share ($88,517,288 divided by 3,861,492
   shares of beneficial interest)................             $        22.92
                                                              ==============
  CLASS E
  Net asset value and redemption price per
   share ($25,623,688 divided by 1,097,958
   shares of beneficial interest)................             $        23.34
                                                              ==============
  Identified cost of investments.................             $3,153,715,218
                                                              ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

 INVESTMENT INCOME
  Dividends...................................                $  50,760,630 (a)
  Interest....................................                    1,299,575 (b)
                                                              -------------
                                                                 52,060,205
 EXPENSES
  Management fees............................. $   8,068,926
  Service and distribution fees--Class B......       130,799
  Service and distribution fees--Class E......        13,412
  Directors' fees and expenses................        12,639
  Custodian...................................       482,115
  Audit and tax services......................        18,325
  Legal.......................................        99,428
  Printing....................................     1,106,086
  Insurance...................................        46,760
  Miscellaneous...............................        67,300
                                               -------------
  Total expenses..............................                   10,045,790
                                                              -------------
 NET INVESTMENT INCOME........................                   42,014,415
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
  Investments--net............................   (32,379,215)
  Futures contracts--net......................   (15,985,571)   (48,364,786)
                                               -------------
 Unrealized appreciation (depreciation) on:
  Investments--net............................  (829,160,478)
  Futures contracts--net......................    (1,982,539)  (831,143,017)
                                               -------------  -------------
 Net gain (loss)..............................                 (879,507,803)
                                                              -------------
 NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................                $(837,493,388)
                                                              =============

(a)Net of foreign taxes of $138,150
(b)Includes income on securities loaned of $106,823

                See accompanying notes to financial statements.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2002            2001
                                                --------------  --------------
 FROM OPERATIONS
  Net investment income........................ $   42,014,415  $   38,399,798
  Net realized gain (loss).....................    (48,364,786)     55,553,241
  Unrealized appreciation (depreciation).......   (831,143,017)   (602,497,697)
                                                --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS.................................   (837,493,388)   (508,544,658)
                                                --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income
     Class A...................................    (27,671,646)    (10,400,646)
     Class B...................................       (325,006)        (12,649)
     Class E...................................        (29,386)              0
                                                --------------  --------------
                                                   (28,026,038)    (10,413,295)
                                                --------------  --------------
    Net realized gain
     Class A...................................    (26,829,465)    (34,109,646)
     Class B...................................       (330,942)        (41,483)
     Class E...................................        (28,492)              0
                                                --------------  --------------
                                                   (27,188,899)    (34,151,129)
                                                --------------  --------------
  TOTAL DISTRIBUTIONS..........................    (55,214,937)    (44,564,424)
                                                --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS.................     50,102,031     235,826,988
                                                --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS......   (842,606,294)   (317,282,094)

 NET ASSETS
  Beginning of the year........................  3,682,621,381   3,999,903,475
                                                --------------  --------------
  End of the year.............................. $2,840,015,087  $3,682,621,381
                                                ==============  ==============
 UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME

  End of the year.............................. $   41,710,795  $   27,964,663
                                                ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                 YEAR ENDED                  YEAR ENDED
                                              DECEMBER 31, 2002           DECEMBER 31, 2001
                                         --------------------------  --------------------------
                                            SHARES          $           SHARES          $
                                         -----------  -------------  -----------  -------------
CLASS A
 Sales..................................  23,224,265  $ 606,434,676   18,299,706  $ 573,304,366
 Reinvestments..........................   1,839,389     54,501,111    1,369,126     44,510,292
 Issued from Substitution...............           0              0    8,014,575    265,683,177
 Redemptions............................ (28,416,629)  (722,923,564) (21,341,071)  (665,536,973)
                                         -----------  -------------  -----------  -------------
 Net increase (decrease)................  (3,352,975) $ (61,987,777)   6,342,336  $ 217,960,862
                                         ===========  =============  ===========  =============
CLASS B
 Sales..................................   4,371,786  $ 110,460,584      682,269  $  20,889,333
 Reinvestments..........................      22,572        655,948        1,693         54,132
 Redemptions............................  (1,112,938)   (26,600,352)    (103,890)    (3,110,418)
                                         -----------  -------------  -----------  -------------
 Net increase (decrease)................   3,281,420  $  84,516,180      580,072  $  17,833,047
                                         ===========  =============  ===========  =============
CLASS E
 Sales..................................   1,237,142  $  31,181,383        1,071  $      33,079
 Reinvestments..........................       1,958         57,878            0              0
 Redemptions............................    (142,213)    (3,665,633)           0              0
                                         -----------  -------------  -----------  -------------
 Net increase (decrease)................   1,096,887  $  27,573,628        1,071  $      33,079
                                         ===========  =============  ===========  =============
 Increase (decrease) derived from
   capital share transactions...........   1,025,332  $  50,102,031    6,923,479  $ 235,826,988
                                         ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                    CLASS A
                                                          ----------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                             2002        2001        2000        1999        1998
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                                          ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.35        0.33        0.34        0.37        0.37
  Net realized and unrealized gain (loss) on investments.      (7.09)      (4.59)      (4.07)       6.89        7.75
                                                          ----------  ----------  ----------  ----------  ----------
  Total from investment operations.......................      (6.74)      (4.26)      (3.73)       7.26        8.12
                                                          ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.23)      (0.09)      (0.35)      (0.36)      (0.36)
  Distributions from net realized capital gains..........      (0.22)      (0.31)      (1.25)      (1.69)      (1.16)
                                                          ----------  ----------  ----------  ----------  ----------
  Total distributions....................................      (0.45)      (0.40)      (1.60)      (2.05)      (1.52)
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD........................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).........................................      (22.3)      (12.2)       (9.3)       20.8        28.2
Ratio of operating expenses to average net assets (%)....       0.31        0.31        0.28        0.29        0.30
Ratio of net investment income to average net assets (%).       1.30        1.02        0.88        1.01        1.21
Portfolio turnover rate (%)..............................          7           5           7           9          15
Net assets, end of period (000).......................... $2,725,874  $3,665,168  $3,999,903  $4,205,202  $3,111,919

                                                                      CLASS B                       CLASS E
                                                          ---------------------------     -----------------------
                                                                       JANUARY 2, 2001(A)              MAY 1, 2001(A)
                                                           YEAR ENDED       THROUGH        YEAR ENDED     THROUGH
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                              2002            2001            2002          2001
                                                          ------------ ------------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 30.03         $ 33.71         $ 30.54        $33.45
                                                            -------         -------         -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.23            0.17            0.31          0.00
  Net realized and unrealized gain (loss) on investments.     (6.90)          (3.45)          (7.06)        (2.91)
                                                            -------         -------         -------        ------
  Total from investment operations.......................     (6.67)          (3.28)          (6.75)        (2.91)
                                                            -------         -------         -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.22)          (0.09)          (0.23)         0.00
  Distributions from net realized capital gains..........     (0.22)          (0.31)          (0.22)         0.00
                                                            -------         -------         -------        ------
  Total distributions....................................     (0.44)          (0.40)          (0.45)         0.00
                                                            -------         -------         -------        ------
NET ASSET VALUE, END OF PERIOD...........................   $ 22.92         $ 30.03         $ 23.34        $30.54
                                                            =======         =======         =======        ======
TOTAL RETURN (%).........................................     (22.5)           (9.8)(b)       (22.4)         (8.7)(b)
Ratio of operating expenses to average net assets (%)....      0.56            0.56 (c)        0.46          0.46 (c)
Ratio of net investment income to average net assets (%).      1.17            0.83 (c)        1.36          0.93 (c)
Portfolio turnover rate (%)..............................         7               5 (c)           7             5 (c)
Net assets, end of period (000)..........................   $88,517         $17,421         $25,624        $   33

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  5/1/00

 ASSET CLASS
 LARGE CAP
 GROWTH STOCKS

   NET ASSETS
   $46 MILLION

    PORTFOLIO
     MANAGER
PUTNAM LARGE CAP
GROWTH TEAM, WITH
BRIAN O'TOOLE AS
THE LEAD MANAGER


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the Putnam Large Cap Growth Portfolio returned -28.9%, slightly underperforming its benchmark, the Russell 1000 Growth Index/4/, which returned -27.9% for the same time period. The average return of its peer group, the Lipper Variable Insurance Product Large Cap Growth Funds universe/14/, was -28.7% for the same period. The Portfolio's performance can be attributed primarily to weakness in conglomerates and financials, which countered beneficial performance in consumer cyclicals and health care.

PORTFOLIO ACTIVITY
U.S. large-cap growth stocks were down for the year, led by utilities, technology, and communication services. In another volatile year for financial markets, the portfolio lost absolute ground, but kept pace with its benchmark.

The Portfolio benefited from strong holdings in the consumer cyclical area, particularly holdings in media and broadcasting: holding an overweight in Viacom that outperformed the market, and maintaining an underweight in AOL TimeWarner, as that company suffered after the merger, contributed. The Portfolio also benefited from the health care sector, particularly heath care services companies that benefited from a favorable environment of positive pricing (HCA, UnitedHealth Group).

For the year, the greatest detractor from the Portfolio was Tyco. This stock was hurt by a series of bad press stories and corporate scandal involving the company's former CEO, and this weak performance weighed on the Portfolio. The portfolio also experienced weakness in the financial sector, specifically in banking where FifthThird and Bank of New York detracted.

Throughout the year the fund increased its exposure to health care and decreased its exposure to the financial sector.
PORTFOLIO OUTLOOK
Despite a setback in December, the fourth-quarter equity market rally may prove more durable than that of the past summer. Credit markets are in better shape, with spreads to Treasuries tightening; and economic data have been surprising more often on the upside, whereas downside surprises predominated last summer. In addition, both Congress and the Fed now seem to favor stimulus. Geopolitical concerns and uncertainty about the outlook for corporate profits and spending will, however, temper the positive influence of these factors

As the New Year begins, health care is the largest overweight in the Portfolio, in particular pharmaceuticals where we continue to find opportunities in large pharmaceutical names (Pfizer, Johnson & Johnson). Conglomerates are also overweight (3M, General Electric). Computers and software in technology are also emphasized (Dell, Microsoft). The portfolio is currently underweight in consumer staples, capital goods, and consumer cyclicals.

                             PORTFOLIO COMPOSITION

                      TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                MICROSOFT CORP.......................    7.5%
                PFIZER, INC..........................    6.4
                GENERAL ELECTRIC CO..................    6.2
                JOHNSON & JOHNSON....................    4.7
                INTEL CORP...........................    4.4
                WAL-MART STORES, INC.................    4.4
                DELL COMPUTER CORP...................    3.5
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    3.3
                AMGEN, INC...........................    3.1
                PEPSICO, INC.........................    2.8


                       A $10,000 INVESTMENT COMPARED TO
                  THE RUSSELL 1000 GROWTH INDEX SINCE 5/1/00


                [CHART]

            Putnam Large Cap   Russell 1000
            Growth Portfolio   Growth Index
            ----------------   ------------
5/1/00           $10,000          $10,000
 12/00             7,301            7,603
 12/01             5,050            6,051
 12/02             3,591            4,363


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                           RUSSELL
                                        PUTNAM              1000
                                   LARGE CAP GROWTH        GROWTH
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -28.9%     N/A      -29.0%    -27.9%
             Since Inception  -31.9    -18.7%     -27.6     -26.7

--------------------------------------------------------------------------------

 (a) Commenced operation May 1, 2002. Not annualized.
 (b) Commenced operation May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--94.6% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ---------------------------------------------------------

                   BANKS--1.3%
             6,300 Fifth Third Bancorp.................. $   368,865
             5,700 State Street Corp....................     222,300
                                                         -----------
                                                             591,165
                                                         -----------

                   BIOTECHNOLOGY--3.1%
            30,100 Amgen, Inc. (b)......................   1,455,034
                                                         -----------

                   BUSINESS SERVICES--0.5%
             8,600 Paychex, Inc.........................     239,940
                                                         -----------

                   COMPUTERS & BUSINESS EQUIPMENT--6.8%
            59,800 Dell Computer Corp. (b)..............   1,599,052
            21,500 Hewlett-Packard Co...................     373,240
             9,600 International Business Machines Corp.     744,000
             7,300 Lexmark International, Inc. (b)......     441,650
                                                         -----------
                                                           3,157,942
                                                         -----------

                   CONGLOMERATES--8.3%
             7,600 3M Co................................     937,080
           118,400 General Electric Co..................   2,883,040
                                                         -----------
                                                           3,820,120
                                                         -----------

                   DRUGS & HEALTH CARE--19.4%
            23,100 Abbott Laboratories..................     924,000
             7,050 Allergan, Inc........................     406,221
            10,600 Cardinal Health, Inc.................     627,414
             7,100 Eli Lilly & Co.......................     450,850
             1,800 Forest Laboratories, Inc. (b)........     176,796
             5,000 HCA, Inc.............................     207,500
            18,300 Merck & Co., Inc.....................   1,035,963
            97,400 Pfizer, Inc..........................   2,977,518
            22,100 Pharmacia Corp.......................     923,780
             3,800 UnitedHealth Group, Inc..............     317,300
             3,900 Wellpoint Health Networks, Inc. (b)..     277,524
            17,400 Wyeth................................     650,760
                                                         -----------
                                                           8,975,626
                                                         -----------

                   FEDERAL AGENCIES--3.3%
            24,029 Federal National Mortgage Association   1,545,786
                                                         -----------

                   FINANCIAL SERVICES--2.9%
            11,800 Capital One Financial Corp. (c)......     350,696
            17,050 Citigroup, Inc.......................     599,990
            19,400 MBNA Corp............................     368,988
                                                         -----------
                                                           1,319,674
                                                         -----------

                   FOOD & BEVERAGES--4.8%
            12,350 Kraft Foods, Inc.....................     480,785
            30,800 PepsiCo, Inc.........................   1,300,376
            10,100 The Coca-Cola Co.....................     442,582
                                                         -----------
                                                           2,223,743
                                                         -----------

                                                           VALUE
             SHARES                                      (NOTE 1A)
             ------------------------------------------------------

                     HEALTH CARE--PRODUCTS--8.7%
              40,300 Johnson & Johnson................. $ 2,164,513
              25,950 Medtronic, Inc....................   1,183,320
               8,100 The Procter & Gamble Co...........     696,114
                                                        -----------
                                                          4,043,947
                                                        -----------

                     INSURANCE--1.9%
              15,400 American International Group, Inc.     890,890
                                                        -----------

                     MEDIA--1.3%
              18,100 AOL Time Warner, Inc. (b).........     237,110
               8,600 Viacom, Inc. (Class B) (b)........     350,536
                                                        -----------
                                                            587,646
                                                        -----------

                     RETAIL--12.6%
               9,800 Bed Bath & Beyond, Inc. (b).......     338,394
              15,400 Kohl's Corp. (b)..................     861,630
              30,600 Lowe's Cos., Inc..................   1,147,500
              11,600 Starbucks Corp. (b)...............     236,408
              13,000 Target Corp.......................     390,000
              24,100 TJX Cos., Inc.....................     470,432
              40,250 Wal-Mart Stores, Inc..............   2,033,027
              12,800 Walgreen Co.......................     373,632
                                                        -----------
                                                          5,851,023
                                                        -----------

                     SEMICONDUCTORS--5.3%
             130,700 Intel Corp........................   2,034,999
               6,300 Maxim Integrated Products, Inc....     208,152
               6,300 QLogic Corp.......................     217,413
                                                        -----------
                                                          2,460,564
                                                        -----------

                     SOFTWARE--9.1%
               6,400 Adobe Systems, Inc................     158,726
              67,100 Microsoft Corp. (b)...............   3,469,070
              56,300 Oracle Corp.......................     608,040
                                                        -----------
                                                          4,235,836
                                                        -----------

                     TELECOMMUNICATIONS--3.7%
              77,000 Cisco Systems, Inc. (b)...........   1,008,700
              12,600 EchoStar Communications Corp. (b).     280,476
              11,650 Qualcomm, Inc. (b)................     423,944
                                                        -----------
                                                          1,713,120
                                                        -----------

                     TOBACCO--1.6%
              17,800 Philip Morris Cos., Inc...........     721,434
                                                        -----------
                     Total Common Stocks
                      (Identified Cost $51,197,246)....  43,833,490
                                                        -----------

                See accompanying notes to financial statements.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENTS--4.8%


              FACE                                          VALUE
             AMOUNT                                       (NOTE 1A)
           ---------------------------------------------------------

                      COMMERCIAL PAPER--4.8%
           $2,194,000 UBS Finance, Inc. 1.120%, 01/02/03 $ 2,193,932
                                                         -----------
                      Total Short Term Investments
                       (Identified Cost $2,193,932).....   2,193,932
                                                         -----------
                      Total Investments--99.4%
                       (Identified Cost $53,391,178) (a)  46,027,422
                      Other assets less liabilities.....     301,051
                                                         -----------
                      TOTAL NET ASSETS--100%............ $46,328,473
                                                         ===========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $54,831,253 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   276,638
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (9,080,469)
                                                                -----------
    Net unrealized depreciation................................ $(8,803,831)
                                                                ===========

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $87,674 with collateral backing valued at $91,450.

                See accompanying notes to financial statements.

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.........................         $ 46,027,422
       Cash.........................................                   93
       Receivable for:
        Fund shares sold............................              361,360
        Dividends and interest......................               56,141
        Collateral for securities loaned............               91,450
                                                             ------------
         Total Assets...............................           46,536,466
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $58,609
        Return of collateral for securities loaned..  91,450
       Accrued expenses:
        Management fees.............................  25,710
        Service and distribution fees...............     538
        Directors fees..............................   1,331
        Other expenses..............................  30,355
                                                     -------
         Total Liabilities..........................              207,993
                                                             ------------
     NET ASSETS.....................................         $ 46,328,473
                                                             ============
       Net assets consist of:
        Capital paid in.............................         $ 89,667,432
        Accumulated net realized gains (losses).....          (35,975,203)
        Unrealized appreciation (depreciation) on
         investments................................           (7,363,756)
                                                             ------------
     NET ASSETS.....................................         $ 46,328,473
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($41,866,063 divided by 11,664,594 shares of
      beneficial interest)..........................         $       3.59
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($813 divided by 228 shares of beneficial
      interest).....................................         $       3.57
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($4,461,597 divided by 1,246,358 shares of
      beneficial interest)..........................         $       3.58
                                                             ============
     Identified cost of investments.................         $ 53,391,178
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

     INVESTMENT INCOME
       Dividends...............................           $    461,960 (a)
       Interest................................                 36,587 (b)
                                                          ------------
                                                               498,547
     EXPENSES
       Management fees......................... $398,326
       Service and distribution fees--Class E..    3,833
       Directors fees and expenses.............   12,639
       Custodian...............................   67,390
       Audit and tax services..................   18,325
       Legal...................................    1,430
       Printing................................   27,512
       Insurance...............................      651
       Miscellaneous...........................    4,916
                                                --------
       Total expenses before reductions........  535,022
       Expense reimbursements..................  (33,278)      501,744
                                                --------  ------------
     NET INVESTMENT INCOME (LOSS)..............                 (3,197)
                                                          ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................            (12,476,322)
     Unrealized appreciation (depreciation) on:
       Investments--net........................             (5,070,034)
                                                          ------------
     Net gain (loss)...........................            (17,546,356)
                                                          ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................           $(17,549,553)
                                                          ============

(a)Net of foreign taxes of $408
(b)Includes income on securities loaned of $6,307

                See accompanying notes to financial statements.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $     (3,197) $   (115,720)
  Net realized gain (loss)..........................................  (12,476,322)  (20,314,890)
  Unrealized appreciation (depreciation)............................   (5,070,034)    4,507,905
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (17,549,553)  (15,922,705)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    8,216,034    34,652,949
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (9,333,519)   18,730,244

NET ASSETS
  Beginning of the year.............................................   55,661,992    36,931,748
                                                                     ------------  ------------
  End of the year................................................... $ 46,328,473  $ 55,661,992
                                                                     ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the year................................................... $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,255,648  $ 25,761,855   8,253,888  $ 47,016,285
  Reinvestments...............................................          0             0           0             0
  Redemptions................................................. (5,408,470)  (21,744,390) (2,502,439)  (13,378,102)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    847,178  $  4,017,465   5,751,449  $ 33,638,183
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................        228  $      1,000           0  $          0
  Reinvestments...............................................          0             0           0             0
  Redemptions.................................................          0             0           0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................        228  $      1,000           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,221,813  $  4,956,295     227,476  $  1,120,891
  Reinvestments...............................................          0             0           0             0
  Redemptions.................................................   (180,921)     (758,726)    (22,010)     (106,125)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,040,892  $  4,197,569     205,466  $  1,014,766
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,888,298  $  8,216,034   5,956,915  $ 34,652,949
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                               CLASS A                 CLASS B
                                                   ----------------------------     --------------
                                                      YEAR ENDED     MAY 1, 2000(A) MAY 1, 2002(A)
                                                     DECEMBER 31,       THROUGH        THROUGH
                                                   ----------------   DECEMBER 31,   DECEMBER 31,
                                                     2002     2001        2000           2002
                                                   -------  -------  -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $  5.05  $  7.29     $ 10.00         $ 4.39
                                                   -------  -------     -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).....................    0.00    (0.01)      (0.01)          0.00
 Net realized and unrealized gain (loss) on
   investments....................................   (1.46)   (2.23)      (2.70)         (0.82)
                                                   -------  -------     -------         ------
 Total from investment operations.................   (1.46)   (2.24)      (2.71)         (0.82)
                                                   -------  -------     -------         ------
NET ASSET VALUE, END OF PERIOD.................... $  3.59  $  5.05     $  7.29         $ 3.57
                                                   =======  =======     =======         ======
TOTAL RETURN (%)..................................   (28.9)   (30.8)      (27.1)(b)      (18.7)(b)
Ratio of operating expenses to average net assets
 (%)..............................................    1.00     1.00        1.00 (c)       1.25 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................    0.00    (0.25)      (0.23)(c)      (0.25)(c)
Portfolio turnover rate (%).......................      60       77          70 (c)         60 (c)
Net assets, end of period (000)................... $41,866  $54,626     $36,932         $  0.8
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............    1.07     1.12        1.39 (c)       1.32 (c)

                                                              CLASS E
                                                    -----------------------
                                                                 MAY 1, 2001(A)
                                                     YEAR ENDED     THROUGH
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2002          2001
                                                    ------------ --------------
 NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 5.04        $ 6.14
                                                       ------        ------
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................      0.00         (0.01)
  Net realized and unrealized gain (loss) on
    investments....................................     (1.46)        (1.09)
                                                       ------        ------
  Total from investment operations.................     (1.46)        (1.10)
                                                       ------        ------
 NET ASSET VALUE, END OF PERIOD....................    $ 3.58        $ 5.04
                                                       ======        ======
 TOTAL RETURN (%)..................................     (29.0)        (17.9)(b)
 Ratio of operating expenses to average net assets
  (%)..............................................      1.15          1.15 (c)
 Ratio of net investment income (loss) to average
  net assets (%)...................................     (0.06)        (0.35)(c)
 Portfolio turnover rate (%).......................        60            77 (c)
 Net assets, end of period (000)...................    $4,462        $1,036
 The Ratios of operating expenses to average net
  assets without giving effect to the voluntary
  expense agreement would have been (%)............      1.22          1.27 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS



 INVESTMENT
 OBJECTIVE
 LONG-TERM
 GROWTH OF CAPITAL
 AND INCOME.

 INCEPTION
 DATE  6/24/83

 ASSET CLASS
 LARGE CAP
 STOCKS

    NET ASSETS
    $1 BILLION

    PORTFOLIO
     MANAGER
  JOHN T. WILSON
       CFA
PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the State Street Research Investment Trust Portfolio returned -26.1%. Its benchmark, the Standard & Poor's 500 Index/2/, returned -22.1%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Large Cap Core Funds universe/14/, was -23.5% for the same period. The Portfolio's performance can be attributed to an extremely weak stock market that persisted throughout the year. Not even a strong fourth quarter for stocks was able to offset the losses that had accumulated earlier in the year. Weak stock selection in Transportation, Consumer Discretionary, Financials, and Conglomerates accounted for the slight underperformance of the Portfolio relative to the Lipper peer group.

PORTFOLIO ACTIVITY
The Portfolio's investments in media companies Gemstar and AOL Time Warner, along with Cendant, a commercial services provider, and Darden Restaurants, all declined during the year. The Portfolio also lost ground with its investments in Financial Services, including money center banks JP Morgan Chase and Bank of New York, as well as MGIC, a mortgage lender, and Capital One, a leading credit card company. Within Health Care, biotech and pharmaceutical names detracted from returns despite strong gains by Pharmacia, which merged with Pfizer during the period. Our investments in Wyeth, Sepracor, Schering-Plough, Genzyme, and Biogen were disappointments.

Our investments in Praxair, a chemical manufacturer, and International Paper made positive contributions to the Portfolio's returns for the year. Defense-oriented companies, such as United Technologies and Lockheed Martin, also benefited the portfolio's return. In the Technology sector, we avoided some of the companies that were hardest-hit during the year and benefited from some of the picks we did make. For example, our investment in shares of Hewlett-Packard and Dell Computer helped our performance on a relative basis.

PORTFOLIO OUTLOOK
In 2003, we expect a modest and gradual improvement in the economy, corporate earnings, and business spending. Stock valuations are more attractive because of the market's steep decline in 2002. However, risks also remain high. As a result, we have invested in a blend of companies. Some are currently producing visible earnings growth and some we believe have the potential to benefit from an improvement in revenues and earnings in 2003 and beyond.

In general, we have shifted the Portfolio away from its emphasis on Consumer Discretionary stocks, and have instead emphasized industrial and capital-spending oriented positions. We reduced our investment in Home Depot, Kohl's and Wal-Mart Stores, and eliminated our position in Target. We initiated positions in Yahoo! and the Gap.

In the fourth quarter, we also added to our investments in Technology and Telecommunications, including Microsoft and Dell Computer, in the computer technology group. We initiated positions in Altera, a company that makes programmable logic devices, and in Comcast, a cable company. We also invested in Verizon Communications and Vodafone, which we believe have the potential to benefit from a more stable marketplace and an improved operating outlook. We boosted the Portfolio's exposure to natural resources because this sector has demonstrated improved business prospects.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 MICROSOFT CORP....................    4.2%
                 GENERAL ELECTRIC CO...............    2.9
                 EXXONMOBIL CORP...................    2.7
                 CITIGROUP, INC....................    2.7
                 PFIZER, INC.......................    2.4
                 THE PROCTER & GAMBLE CO...........    2.4
                 USA INTERACTIVE...................    2.4
                 AMERICAN INTERNATIONAL GROUP, INC.    2.4
                 WAL-MART STORES, INC..............    2.3
                 PEPSICO, INC......................    2.3


       A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX SINCE 12/31/92


                        [CHART]

               State Street Research
            Investment Trust Portfolio   S&P 500 Index
            --------------------------   -------------
12/92                 $10,000              $10,000
12/93                  11,440               11,007
12/94                  11,069               11,151
12/95                  14,734               15,335
12/96                  18,004               18,850
12/97                  23,110               25,134
12/98                  29,616               32,322
12/99                  35,087               39,120
12/00                  32,922               35,565
12/01                  27,323               31,350
12/02                  20,184               24,421


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                   INVESTMENT TRUST
                                                           S&P 500
                             CLASS A CLASS B(A) CLASS E(A)  INDEX
             1 Year           -26.1%   -26.3%     -26.2%    -22.1%
             5 Years          - 2.7      N/A        N/A     - 0.6
             10 Years           7.3      N/A        N/A       9.3
             Since Inception   10.1    -22.6      -22.5      11.9

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--94.7% OF TOTAL NET ASSETS


                                                               VALUE
           SHARES                                            (NOTE 1A)
         ---------------------------------------------------------------

                      AEROSPACE & DEFENSE--3.5%
             361,900  Honeywell International, Inc......... $  8,685,600
             424,700  Lockheed Martin Corp.................   24,526,425
             147,900  The Boeing Co........................    4,879,221
             289,100  United Technologies Corp.............   17,906,854
                                                            ------------
                                                              55,998,100
                                                            ------------

                      AUTO PARTS--0.9%
           1,703,400  Delphi Automotive Systems Corp.......   13,712,370
                                                            ------------

                      BANKS--5.7%
             281,900  Bank of America Corp.................   19,611,783
             508,600  Bank of New York Co., Inc............   12,186,056
             588,500  Bank One Corp........................   21,509,675
             433,100  Wachovia Corp........................   15,782,164
             441,900  Wells Fargo & Co.....................   20,711,853
                                                            ------------
                                                              89,801,531
                                                            ------------

                      BIOTECHNOLOGY--2.9%
             633,100  Amgen, Inc. (b)......................   30,604,054
             365,400  Biogen, Inc..........................   14,637,924
                                                            ------------
                                                              45,241,978
                                                            ------------

                      BUSINESS SERVICES--1.9%
           1,373,300  Cendant Corp. (b)....................   14,392,184
             539,040  Willis Group Holdings, Ltd. (b)......   15,454,277
                                                            ------------
                                                              29,846,461
                                                            ------------

                      CHEMICALS--1.5%
             404,800  Praxair, Inc.........................   23,385,296
                                                            ------------

                      COMPUTERS & BUSINESS EQUIPMENT--3.7%
             730,300  Dell Computer Corp. (b)..............   19,528,222
           1,170,904  Hewlett-Packard Co...................   20,326,894
             241,900  International Business Machines Corp.   18,747,250
                                                            ------------
                                                              58,602,366
                                                            ------------

                      CONGLOMERATES--2.9%
           1,905,100  General Electric Co..................   46,389,185
                                                            ------------

                      COSMETICS & PERSONAL CARE--1.1%
             323,800  Avon Products, Inc...................   17,443,106
                                                            ------------

                      DRUGS & HEALTH CARE--10.4%
             191,500  Abbott Laboratories..................    7,660,000
             378,400  Anthem, Inc. (b).....................   23,801,360
           1,228,700  Bristol-Myers Squibb Co..............   28,444,405
           1,459,100  Caremark Rx, Inc. (b)................   23,710,375
             259,300  Eli Lilly & Co.......................   16,465,550
             713,100  Novartis AG (ADR)....................   26,192,163
           1,246,025  Pfizer, Inc..........................   38,090,984
                                                            ------------
                                                             164,364,837
                                                            ------------

                                                              VALUE
           SHARES                                           (NOTE 1A)
         --------------------------------------------------------------

                     ELECTRICAL EQUIPMENT--0.9%
             288,200 Emerson Electric Co.................. $ 14,654,970
                                                           ------------

                     ELECTRONICS--1.1%
             761,000 Agilent Technologies, Inc. (b).......   13,667,560
             440,200 Flextronics International, Ltd. (b)..    3,605,238
                                                           ------------
                                                             17,272,798
                                                           ------------

                     ENVIRONMENTAL CONTROL--1.1%
             739,200 Waste Management, Inc................   16,942,464
                                                           ------------

                     FEDERAL AGENCIES--1.0%
             239,200 Federal National Mortgage Association   15,387,736
                                                           ------------

                     FINANCIAL SERVICES--4.0%
             578,700 American Express Co..................   20,457,045
           1,199,264 Citigroup, Inc.......................   42,202,100
                                                           ------------
                                                             62,659,145
                                                           ------------

                     FOOD & BEVERAGES--3.2%
             389,800 Kraft Foods, Inc.....................   15,174,914
             851,700 PepsiCo, Inc.........................   35,958,774
                                                           ------------
                                                             51,133,688
                                                           ------------

                     FOREST PRODUCTS & PAPER--1.6%
             721,600 International Paper Co...............   25,234,352
                                                           ------------

                     GAS & OIL--8.5%
             600,800 Burlington Resources, Inc............   25,624,120
           1,224,300 ExxonMobil Corp......................   42,777,042
             259,400 Halliburton Co.......................    4,853,374
             452,600 Nabors Industries, Ltd. (b)..........   15,963,202
             577,200 Noble Corp. (b)......................   20,288,580
           1,256,600 Ocean Energy, Inc. (b)...............   25,094,302
                                                           ------------
                                                            134,600,620
                                                           ------------

                     HEALTH CARE--PRODUCTS--5.2%
             292,200 Boston Scientific Corp. (b)..........   12,424,344
             279,100 Johnson & Johnson....................   14,990,461
             356,500 Medtronic, Inc.......................   16,256,400
             440,300 The Procter & Gamble Co..............   37,839,382
                                                           ------------
                                                             81,510,587
                                                           ------------

                     HOTELS & RESTAURANTS--0.1%
              48,410 McDonald's Corp......................      778,433
                                                           ------------

                     INDUSTRIAL MACHINERY--0.5%
             178,000 Deere & Co...........................    8,161,300
                                                           ------------

                     INSURANCE--5.1%
           1,162,115 ACE, Ltd.............................   34,096,454
             642,000 American International Group, Inc....   37,139,700
             209,600 MGIC Investment Corp.................    8,656,480
                                                           ------------
                                                             79,892,634
                                                           ------------

                See accompanying notes to financial statements.

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--5.2%

                                                            VALUE
           SHARES                                         (NOTE 1A)
          ------------------------------------------------------------

                    INTERNET--0.6%
            586,300 Yahoo! Inc. (b) (c)................ $    9,586,005
                                                        --------------

                    INVESTMENT BROKERAGE--2.1%
            828,500 Morgan Stanley Dean Witter & Co....     33,073,720
                                                        --------------

                    LEISURE--2.4%
          1,628,800 USA Interactive (b) (c)............     37,332,096
                                                        --------------

                    MEDIA--3.8%
          1,101,500 Comcast Corp. (Special Class A) (b)     24,882,885
            305,200 The Walt Disney Co.................      4,977,812
            754,262 Viacom, Inc. (Class B) (b).........     30,743,719
                                                        --------------
                                                            60,604,416
                                                        --------------

                    MINING--0.8%
            442,700 Newmont Mining Corp................     12,851,581
                                                        --------------

                    RETAIL--5.3%
            215,100 Kohl's Corp. (b)...................     12,034,845
            591,800 The Gap, Inc.......................      9,184,736
          1,110,800 The Home Depot, Inc................     26,614,768
            721,500 Wal-Mart Stores, Inc...............     36,442,965
                                                        --------------
                                                            84,277,314
                                                        --------------

                    SEMICONDUCTORS--1.8%
            585,000 Altera Corp. (b)...................      7,218,900
          1,167,500 Intel Corp.........................     18,177,975
            131,000 Novellus Systems, Inc. (b).........      3,678,480
                                                        --------------
                                                            29,075,355
                                                        --------------

                    SOFTWARE--5.8%
          1,282,500 Microsoft Corp. (b)................     66,305,250
          1,028,600 Oracle Corp. (b)...................     11,108,880
            755,400 SAP AG (ADR) (c)...................     14,730,300
                                                        --------------
                                                            92,144,430
                                                        --------------

                    TELECOMMUNICATIONS--5.3%
          1,997,300 Cisco Systems, Inc. (b)............     26,164,630
            869,800 SBC Communications, Inc............     23,580,278
            251,800 Verizon Communications, Inc........      9,757,250
          1,297,000 Vodafone Group, Plc. (ADR).........     23,501,640
                                                        --------------
                                                            83,003,798
                                                        --------------
                    Total Common Stocks
                     (Identified Cost $1,646,820,665)..  1,494,962,672
                                                        --------------

           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ----------------------------------------------------------------

                    COMMERCIAL PAPER--5.2%
        $ 9,498,000 American Express Credit Corp.
                     1.180%, 01/02/03.................... $    9,497,689
         26,329,000 General Electric Capital Corp.
                     1.300%, 01/07/03....................     26,323,295
         18,636,000 Morgan Stanley Dean Witter & Co.
                     1.400%, 01/03/03....................     18,634,550
         10,934,000 Morgan Stanley Dean Witter & Co.
                     1.450%, 01/07/03....................     10,931,358
         13,317,000 Pitney Bowes, Inc. 1.300%, 01/08/03..     13,313,634
          2,906,000 Wells Fargo & Co. 1.320%, 01/13/03...      2,904,721
                                                          --------------
                                                              81,605,247
                                                          --------------
                    Total Short Term Investments
                     (Identified Cost $81,605,247) (a)...     81,605,247
                                                          --------------
                    Total Investments--99.9%
                     (Identified Cost $1,728,425,912) (a)  1,576,567,919
                    Other assets less liabilities........      2,128,149
                                                          --------------
                    TOTAL NET ASSETS--100%............... $1,578,696,068
                                                          ==============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $1,731,027,976 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $  46,108,562
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (200,568,619)
                                                              -------------
    Net unrealized depreciation.............................. $(154,460,057)
                                                              =============

(b)Non-Income producing security.
(c)Security held on loan. As of December 31, 2002, the market value of securities loaned was $21,566,953 with collateral backing valued at $21,709,788.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value.....................             $1,576,567,919
      Cash.....................................                        253
      Receivable for:
       Securities sold.........................                  1,278,125
       Fund shares sold........................                    395,358
       Dividends and interest..................                  1,909,057
       Collateral for securities loaned........                 21,709,788
                                                            --------------
        Total Assets...........................              1,601,860,500
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   642,943
       Securities purchased....................      43,275
       Withholding taxes.......................      14,617
       Return of collateral for securities
        loaned.................................  21,709,788
      Accrued expenses:
       Management fees.........................     685,314
       Service and distribution fees...........       2,292
       Directors fees..........................       1,331
       Other expenses..........................      64,872
                                                -----------
        Total Liabilities......................                 23,164,432
                                                            --------------
    NET ASSETS.................................             $1,578,696,068
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $2,414,010,840
       Undistributed net investment income.....                 14,713,701
       Accumulated net realized gains
        (losses)...............................               (698,170,480)
       Unrealized appreciation (depreciation)
        on investments.........................               (151,857,993)
                                                            --------------
    NET ASSETS.................................             $1,578,696,068
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ( $1,564,634,739 divided by
     81,820,921 shares of beneficial
     interest).................................             $        19.12
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ( $6,486,395 divided by 342,598
     shares of beneficial interest)............             $        18.93
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ( $7,574,934 divided by 398,399
     shares of beneficial interest)............             $        19.01
                                                            ==============
    Identified cost of investments.............             $1,728,425,912
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

   INVESTMENT INCOME
     Dividends...............................              $  23,017,808 (a)
     Interest................................                  2,778,441 (b)
                                                           -------------
                                                              25,796,249
   EXPENSES
     Management fees......................... $ 9,554,506
     Service and distribution fees--Class B..      12,385
     Service and distribution fees--Class E..       4,754
     Directors fees and expenses.............      12,639
     Custodian...............................     364,917
     Audit and tax services..................      18,325
     Legal...................................      52,607
     Printing................................     560,730
     Insurance...............................      30,469
     Miscellaneous...........................      35,114
                                              -----------
     Total expenses before reductions........  10,646,446
     Expense reductions......................    (391,456)    10,254,990
                                              -----------  -------------
   NET INVESTMENT INCOME.....................                 15,541,259
                                                           -------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................               (433,123,149)
   Unrealized appreciation (depreciation) on:
     Investments--net........................               (202,599,961)
                                                           -------------
   Net gain (loss)...........................               (635,723,110)
                                                           -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................              $(620,181,851)
                                                           =============

(a)Net of foreign taxes of $127,125
(b)Includes income on securities loaned of $82,785

                See accompanying notes to financial statements.

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   15,541,259  $   15,804,528
  Net realized gain (loss)..........................................   (433,123,149)   (251,930,862)
  Unrealized appreciation (depreciation)............................   (202,599,961)   (313,784,015)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (620,181,851)   (549,910,349)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (11,291,858)    (21,911,871)
    Class B.........................................................        (22,397)              0
    Class E.........................................................         (7,091)              0
                                                                     --------------  --------------
                                                                        (11,321,346)    (21,911,871)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................              0    (367,325,777)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (11,321,346)   (389,237,648)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (249,999,854)    120,383,739
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (881,503,051)   (818,764,258)

NET ASSETS
  Beginning of the year.............................................  2,460,199,119   3,278,963,377
                                                                     --------------  --------------
  End of the year................................................... $1,578,696,068  $2,460,199,119
                                                                     ==============  ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $   14,713,701  $   11,271,956
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2002           DECEMBER 31, 2001
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   2,280,606  $  49,400,831    2,310,323  $  63,987,682
  Reinvestments...............................................     459,579     11,291,858   13,763,708    389,237,648
  Redemptions................................................. (15,405,282)  (324,150,501) (11,827,845)  (335,679,032)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (12,665,097) $(263,457,812)   4,246,186  $ 117,546,298
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................     327,689  $   7,071,395      127,824  $   3,253,084
  Reinvestments...............................................         919         22,397            0              0
  Redemptions.................................................     (96,443)    (1,955,711)     (17,391)      (426,821)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     232,165  $   5,138,081      110,433  $   2,826,263
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................     475,305  $   9,961,698          435  $      11,265
  Reinvestments...............................................         290          7,091            0              0
  Redemptions.................................................     (77,628)    (1,648,912)          (4)           (87)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     397,967  $   8,319,877          431  $      11,178
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (12,034,965) $(249,999,854)   4,357,050  $ 120,383,739
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                        CLASS A
                                              ----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                 2002        2001        2000        1999        1998
                                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD......... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92
                                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.19        0.18        0.19        0.23        0.36
 Net realized and unrealized gain (loss) on
   investments...............................      (6.96)      (6.00)      (2.55)       6.38        8.52
                                              ----------  ----------  ----------  ----------  ----------
 Total from investment operations............      (6.77)      (5.82)      (2.36)       6.61        8.88
                                              ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income....      (0.12)      (0.25)       0.00       (0.24)      (0.36)
 Distributions from net realized capital
   gains.....................................       0.00       (4.26)      (0.44)      (4.33)      (3.34)
                                              ----------  ----------  ----------  ----------  ----------
 Total distributions.........................      (0.12)      (4.51)      (0.44)      (4.57)      (3.70)
                                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD............... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                              ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).............................      (26.1)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net
 assets before expense reductions (%)........       0.54        0.53        0.50        0.49        0.53
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       0.52        0.50        0.49          --          --
Ratio of net investment income to average
 net assets (%)..............................       0.79        0.58        0.48        0.59        1.04
Portfolio turnover rate (%)..................         79         101          86          83          74
Net assets, end of period (000).............. $1,564,635  $2,457,339  $3,278,964  $3,623,316  $3,112,081

                                                        CLASS B                     CLASS E
                                              -----------------------     -----------------------
                                                  YEAR     MAY 1, 2001(A)     YEAR     MAY 1, 2001(A)
                                                 ENDED        THROUGH        ENDED        THROUGH
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                  2002          2001          2002          2001
                                              ------------ -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $25.80        $29.14        $25.89        $29.23
                                                 ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................      0.12          0.02          0.16          0.01
 Net realized and unrealized gain (loss) on
   investments...............................     (6.87)        (3.36)        (6.92)        (3.35)
                                                 ------        ------        ------        ------
 Total from investment operations............     (6.75)        (3.34)        (6.76)        (3.34)
                                                 ------        ------        ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income....     (0.12)         0.00         (0.12)         0.00
 Distributions from net realized capital
   gains.....................................      0.00          0.00          0.00          0.00
                                                 ------        ------        ------        ------
 Total distributions.........................     (0.12)         0.00         (0.12)         0.00
                                                 ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD...............    $18.93        $25.80        $19.01        $25.89
                                                 ======        ======        ======        ======
TOTAL RETURN (%).............................     (26.3)        (11.5)(b)     (26.2)        (11.4)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........      0.79          0.78 (c)      0.69          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....      0.77          0.75 (c)      0.67          0.65 (c)
Ratio of net investment income to average
 net assets (%)..............................      0.61          0.45 (c)      0.79          0.43 (c)
Portfolio turnover rate (%)..................        79           101 (c)        79           101 (c)
Net assets, end of period (000)..............    $6,486        $2,849        $7,575        $   11

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO SEEK LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/02

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $10 MILLION

   PORTFOLIO
    MANAGER
PETER ZUGER CFA

PERFORMANCE AT-A-GLANCE
For the period from the fund's inception date on May 1, 2002, the Class A shares of State Street Research Large Cap Value Portfolio returned -20.0% compared to its benchmark, the Russell 1000(R) Value Index/3/, which returned -16.0%. It also underperformed the Lipper Large Cap Value Mutual Fund Index return of -17.7% over the same period. The Portfolio's performance can be attributed to a generally declining stock market over the past year and the portfolio's emphasis on economically sensitive stocks, which underperformed during the year. Although the year began with robust economic growth, which would have benefited the economically sensitive stocks in the portfolio, the economy faltered in the second and fourth quarters as investors cooled on stocks that were dependent on the economy for their gains.

PORTFOLIO ACTIVITY
The Portfolio's investments in Technology, Transportation, and Consumer Discretionary stocks were the year's worst performers. Both our emphasis on these sectors and our stock selection within those sectors detracted from the portfolio's returns. Positions in AMR Corp, Delphi, and McDonald's were especially weak performers. AMR was hurt by the continuing downturn in the travel industry, but managed to move up from its October low before we sold the stock. We added retailer Home Depot to our consumer-related holdings during the year.

Our investments in Health Care and Utilities helped returns. In Health Care, we owned a large position in Pharmacia, which outperformed the sector. We added HCA, a health care facilities company that also aided returns during the year. Our position in Dominion Resources of Virginia, an electric utility, also did well during the year. We underweighted the Energy sector, which allowed us to avoid many of the scandals that hurt pipeline and energy trading companies.

PORTFOLIO OUTLOOK


PORTFOLIO OUTLOOK
We expect the U.S. economy to continue to post modest economic growth in 2003, but still below its long-term trend. Consumer spending is likely to slow during the year as fewer homeowners get a boost to their disposable income from mortgage refinancing. Although we do not expect business spending to improve much in the first half of the year, we do expect an upturn by the end of the year. The Federal Reserve, which has used its power over short-term interest rates to help stimulate economic growth, is unlikely to change its stance in the current environment.

Based on our value-based investment process, we remain underweight in Financial Services and Utilities and we have overweighted Consumer Discretionary, Health Care and Conglomerates stocks. Although the portfolio's emphasis on these economically sensitive stocks did not help performance in 2002, we continue to focus on them because we believe they could benefit when the market and business environment improves. While it is difficult to predict whether this approach will work in the coming year, we continue to believe that our disciplined approach to value will be rewarded over time.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                   % OF TOTAL
                  SECURITY                         NET ASSETS
                  -------------------------------------------
                  CITIGROUP, INC..................    3.5%
                  U.S. BANCORP....................    2.3
                  TYCO INTERNATIONAL, LTD.........    2.3
                  EXXONMOBIL CORP.................    2.2
                  BANK OF AMERICA CORP............    2.2
                  UNOCAL CORP.....................    2.2
                  BP AMOCO, PLC. (ADR)............    2.1
                  SBC COMMUNICATIONS, INC.........    2.1
                  MORGAN STANLEY DEAN WITTER & CO.    2.1
                  XI CAPITAL, LTD.................    2.1

  A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX SINCE 5/01/02



                    [CHART]

            SSR Large Cap Value        Russell 1000 Value
            -------------------        ------------------
5/1/02              $10,000                $10,000
 12/02                8,005                  8,404


--------------------------------------------------------------------------------
                                 TOTAL RETURNS
--------------------------------------------------------------------------------

                                                          RUSSELL
                                 STATE STREET RESEARCH     1000
                                    LARGE CAP VALUE        VALUE
                               CLASS A CLASS B(A) CLASS E  INDEX
               Since Inception  -20.0%    -4.0%    -20.0%  -16.0%

--------------------------------------------------------------------------------

 Not annualized.

 (a) Commenced operations July 30, 2002.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--94.9% OF TOTAL NET ASSETS


                                                             VALUE
            SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                      AEROSPACE & DEFENSE--4.8%
                7,400 Honeywell International, Inc........ $  177,600
                4,520 The Boeing Co.......................    149,115
                2,200 United Technologies Corp............    136,268
                                                           ----------
                                                              462,983
                                                           ----------

                      ALUMINUM--2.1%
                8,650 Alcoa, Inc..........................    197,047
                                                           ----------

                      AUTO PARTS--1.4%
               16,490 Delphi Automotive Systems Corp......    132,745
                                                           ----------

                      AUTOMOBILES--2.1%
               18,400 General Motors Corp. (b)............    196,880
                                                           ----------

                      BANKS--12.1%
                3,040 Bank of America Corp................    211,493
                7,850 Bank of New York Co., Inc...........    188,086
                5,150 FleetBoston Financial Corp..........    125,145
                6,420 National City Corp..................    175,394
                3,710 PNC Financial Services Group, Inc...    155,449
               10,380 U.S. Bancorp........................    220,263
                1,810 Wells Fargo & Co....................     84,835
                                                           ----------
                                                            1,160,665
                                                           ----------

                      BUSINESS SERVICES--1.9%
               16,900 Cendant Corp. (b)...................    177,112
                                                           ----------

                      CHEMICALS--1.7%
                4,890 Rohm & Haas Co......................    158,827
                                                           ----------

                      COMPUTERS & BUSINESS EQUIPMENT--1.8%
                9,960 Hewlett-Packard Co..................    172,906
                                                           ----------

                      CONGLOMERATES--3.2%
                3,830 General Electric Co.................     93,261
               12,700 Tyco International, Ltd.............    216,916
                                                           ----------
                                                              310,177
                                                           ----------

                      COSMETICS & PERSONAL CARE--2.0%
                4,110 Kimberly-Clark Corp.................    195,102
                                                           ----------

                      DRUGS & HEALTH CARE--6.1%
                6,850 Bristol-Myers Squibb Co.............    158,577
                3,830 HCA, Inc............................    158,945
                7,850 Schering-Plough Corp................    174,270
                2,480 Wyeth...............................     92,752
                                                           ----------
                                                              584,544
                                                           ----------

                      ELECTRIC UTILITIES--2.0%
                3,420 Dominion Resources, Inc.............    187,758
                                                           ----------

                      ELECTRONICS--0.7%
                8,270 Flextronics International, Ltd. (b).     67,731
                                                           ----------

                                                               VALUE
           SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                     ENVIRONMENTAL CONTROL--1.8%
               7,690 Waste Management, Inc.................. $  176,255
                                                             ----------

                     FINANCIAL SERVICES--5.3%
               9,400 Citigroup, Inc.........................    330,786
               9,340 MBNA Corp..............................    177,647
                                                             ----------
                                                                508,433
                                                             ----------

                     FOREST PRODUCTS & PAPER--1.8%
               4,920 International Paper Co.................    172,052
                                                             ----------

                     GAS & OIL--11.0%
               3,220 Anadarko Petroleum Corp................    154,238
               5,040 BP Amoco, Plc. (ADR)...................    204,876
               2,630 ChevronTexaco Corp.....................    174,842
               6,060 ExxonMobil Corp........................    211,736
               5,050 Halliburton Co.........................     94,486
               6,760 Unocal Corp............................    206,721
                                                             ----------
                                                              1,046,899
                                                             ----------

                     HOTELS & RESTAURANTS--1.9%
              11,530 McDonald's Corp........................    185,402
                                                             ----------

                     INSURANCE--6.7%
               2,930 American International Group, Inc......    169,501
               4,140 Hartford Financial Services Group, Inc.    188,080
               1,910 Marsh & McLennan Cos., Inc.............     88,261
               2,570 Xl Capital, Ltd........................    198,532
                                                             ----------
                                                                644,374
                                                             ----------

                     INVESTMENT BROKERAGE--3.2%
               4,310 J.P. Morgan Chase & Co.................    103,440
               5,050 Morgan Stanley Dean Witter & Co........    201,596
                                                             ----------
                                                                305,036
                                                             ----------

                     LEISURE--1.5%
               5,570 Carnival Corp..........................    138,972
                                                             ----------

                     MEDIA--4.5%
               6,810 AOL Time Warner, Inc...................     89,211
              21,340 Liberty Media Corp.....................    190,780
               9,010 The Walt Disney Co.....................    146,953
                                                             ----------
                                                                426,944
                                                             ----------

                     RAILROADS & EQUIPMENT--1.8%
               6,510 Burlington Northern Santa Fe Corp......    169,325
                                                             ----------

                     RETAIL--6.8%
               4,720 CVS Corp...............................    117,859
               6,720 Federated Department Stores, Inc. (b)..    193,267
               2,900 The Gap, Inc...........................     45,008
               4,800 The Home Depot, Inc....................    115,008
              11,740 The Kroger Co. (b).....................    181,383
                                                             ----------
                                                                652,525
                                                             ----------

                See accompanying notes to financial statements.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                        VALUE
                SHARES                                (NOTE 1A)
                ------------------------------------------------

                       SEMICONDUCTORS--1.5%
                 9,390 Intel Corp.................... $  146,202
                                                      ----------

                       TELECOMMUNICATIONS--5.2%
                 7,510 BellSouth Corp................    194,284
                10,990 Motorola, Inc.................     95,063
                 7,490 SBC Communications, Inc.......    203,054
                                                      ----------
                                                         492,401
                                                      ----------
                       Total Common Stocks
                        (Identified Cost $10,017,758)  9,069,297
                                                      ----------

   SHORT TERM INVESTMENTS-4.5%
     FACE                                                           VALUE
    AMOUNT                                                        (NOTE 1A)
   -------------------------------------------------------------------------

                               COMMERCIAL PAPER--4.5%
   $177,000                    American Express Credit Corp.
                                1.330%, 01/02/03................. $  176,993
    249,000                    McGraw-Hill, Inc. 1.260%, 01/07/03    248,948
                                                                  ----------
                                                                     425,941
                                                                  ----------
                               Total Short Term Investments
                                (Identified Cost $425,941).......    425,941
                                                                  ----------
                               Total Investments--99.4%
                                (Identified Cost $10,443,699) (a)  9,495,238
                               Other assets less liabilities.....     59,338
                                                                  ----------
                               TOTAL NET ASSETS--100%............ $9,554,576
                                                                  ==========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $10,680,986 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $    88,457
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (1,274,205)
                                                                -----------
    Net unrealized depreciation................................ $(1,185,748)
                                                                ===========

(b)Non-Income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

      ASSETS
        Investments at value........................         $ 9,495,238
        Cash........................................                 171
        Receivable for:
         Fund shares sold...........................              77,768
         Dividends and interest.....................              13,848
         Due from Investment Adviser................              20,951
                                                             -----------
          Total Assets..............................           9,607,976
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $ 3,113
         Securities purchased.......................  27,425
        Accrued expenses:
         Management fees............................   3,552
         Service and distribution fees..............     584
         Directors fees.............................   1,331
         Other expenses.............................  17,395
                                                     -------
          Total Liabilities.........................              53,400
                                                             -----------
      NET ASSETS....................................         $ 9,554,576
                                                             ===========
        Net assets consist of:
         Capital paid in............................         $10,976,528
         Accumulated net realized gains (losses)....            (473,491)
         Unrealized appreciation (depreciation) on
          investments...............................            (948,461)
                                                             -----------
      NET ASSETS....................................         $ 9,554,576
                                                             ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($4,642,257 divided by 583,873 shares of
       beneficial interest).........................         $      7.95
                                                             ===========
      CLASS B
      Net asset value and redemption price per share
       ($1,034 divided by 130 shares of beneficial
       interest)....................................         $      7.95
                                                             ===========
      CLASS E
      Net asset value and redemption price per share
       ($4,911,285 divided by 617,931 shares of
       beneficial interest).........................         $      7.95
                                                             ===========
      Identified cost of investments................         $10,443,699
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH DECEMBER 31, 2002

      INVESTMENT INCOME
        Dividends...............................           $    85,914 (b)
        Interest................................                 3,972
                                                           -----------
                                                                89,886
      EXPENSES
        Management fees......................... $ 30,894
        Service and distribution fees--Class E..    2,090
        Directors fees and expenses.............    8,192
        Custodian...............................   51,547
        Audit and tax services..................    8,600
        Legal...................................      209
        Printing................................    1,363
        Insurance...............................       41
        Miscellaneous...........................    1,824
                                                 --------
        Total expenses before reimbursement.....  104,760
        Expense reimbursement...................  (65,157)      39,603
                                                 --------  -----------
      NET INVESTMENT INCOME.....................                50,283
                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................              (473,491)
      Unrealized appreciation (depreciation) on:
        Investments--net........................              (948,461)
                                                           -----------
      Net gain (loss)...........................            (1,421,952)
                                                           -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................           $(1,371,669)
                                                           ===========

(a)Commencement of operations
(b)Net of foreign taxes of $371

                See accompanying notes to financial statements.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                      DECEMBER 31,
                                                                          2002
                                                                     --------------
FROM OPERATIONS
  Net investment income.............................................  $    50,283
  Net realized gain (loss)..........................................     (473,491)
  Unrealized appreciation (depreciation)............................     (948,461)
                                                                      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (1,371,669)
                                                                      -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................      (29,935)
    Class B.........................................................           (3)
    Class E.........................................................      (20,725)
                                                                      -----------
  TOTAL DISTRIBUTIONS...............................................      (50,663)
                                                                      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   10,976,908
                                                                      -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    9,554,576
NET ASSETS
  Beginning of the year.............................................            0
                                                                      -----------
  End of the year...................................................  $ 9,554,576
                                                                      ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year...................................................  $         0
                                                                      ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   MAY 1, 2002(A)
                                                                       THROUGH
                                                                  DECEMBER 31, 2002
                                                               ----------------------
                                                                 SHARES        $
                                                               ---------  -----------
CLASS A
  Sales.......................................................   589,892  $ 5,736,906
  Reinvestments...............................................     3,739       29,935
  Redemptions.................................................    (9,758)     (78,511)
                                                               ---------  -----------
  Net increase (decrease).....................................   583,873  $ 5,688,330
                                                               =========  ===========
CLASS B
  Sales.......................................................       130  $     1,074
  Reinvestments...............................................         0            3
  Redemptions.................................................         0            0
                                                               ---------  -----------
  Net increase (decrease).....................................       130  $     1,077
                                                               =========  ===========
CLASS E
  Sales.......................................................   968,640  $ 8,353,824
  Reinvestments...............................................     2,570       20,725
  Redemptions.................................................  (353,279)  (3,087,048)
                                                               ---------  -----------
  Net increase (decrease).....................................   617,931  $ 5,287,501
                                                               =========  ===========
  Increase (decrease) derived from capital share transactions. 1,201,934  $10,976,908
                                                               =========  ===========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                 CLASS A         CLASS B         CLASS E
                                              -------------- ---------------- --------------
                                              MAY 1, 2002(A) JULY 30, 2002(A) MAY 1, 2002(A)
                                                 THROUGH         THROUGH         THROUGH
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2002            2002            2002
                                              -------------- ---------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $10.00          $ 8.30          $10.00
                                                  ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.06            0.03            0.04
 Net realized and unrealized gain (loss) on
   investments...............................      (2.06)          (0.36)          (2.04)
                                                  ------          ------          ------
 Total from investment operations............      (2.00)          (0.33)          (2.00)
                                                  ------          ------          ------
LESS DISTRIBUTIONS
 Distributions from net investment income....      (0.05)          (0.02)          (0.05)
                                                  ------          ------          ------
 Total distributions.........................      (0.05)          (0.02)          (0.05)
                                                  ------          ------          ------
NET ASSET VALUE, END OF PERIOD...............     $ 7.95          $ 7.95          $ 7.95
                                                  ======          ======          ======
TOTAL RETURN (%).............................      (20.0)(b)        (4.0)(b)       (20.0)(b)
Ratio of operating expenses to average net
 assets (%)..................................       0.85 (c)        1.10 (c)        1.00 (c)
Ratio of net investment income to average
 net assets (%)..............................       1.18 (c)        0.93 (c)        1.03 (c)
Portfolio turnover rate (%)..................         84 (c)          84 (c)          84 (c)
Net assets, end of period (000)..............     $4,642          $    1          $4,911
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       2.33            2.58            2.48

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH, AND
 SECONDARILY,
 DIVIDEND
 INCOME.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $131 MILLION

    PORTFOLIO
     MANAGER
  ROBERT SMITH

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned -23.2% compared to its benchmark. The Standard & Poor's 500 Index/2/, which returned -22.1%. The average return of its peer group, the Lipper Variable Insurance Product Large Cap Growth Funds universe/14/, was -28.7% for the same period. The portfolio posted losses that were less severe than its style benchmark Russell 1000 Growth Index/4/ (-27.9%) and in line with the broad S&P 500 Stock Index (-22.1%). The primary relative performance driver was strong stock selection in the health care and information technology sectors, while industrials and business services were a significant drag.

PORTFOLIO ACTIVITY
An underweight allocation and strong stock selection in the information technology sector generated the strongest contribution to performance. Our focus on service companies such as Affiliated Computer Services and Accenture benefited results as this group held up better than the rest of the technology sector during the downturn. The portfolio also benefited from excellent performance in Korea-based Samsung Electronics. Our overweight positions in UnitedHealth Group, WellPoint Health Networks, HCA, and AmerisourceBergen strongly contributed to both absolute performance and performance relative to the Portfolio's benchmark.

The industrials and business services sector was the largest detractor to results as investors lost faith in large conglomerates. Tyco was the worst contributor for the year despite posting a strong rebound in the last quarter.

PORTFOLIO OUTLOOK
Sharp cuts in capital investment, successful labor cost containment efforts, and strong productivity gains have set the stage for a resumption of corporate profit growth, which should in turn support a capital spending rebound. This lends to our optimistic outlook, as we believe that the valuations of our companies are very attractive relative to their earnings growth prospects.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 CITIGROUP, INC....................    3.9%
                 FEDERAL HOME LOAN MORTGAGE CORP...    3.3
                 UNITEDHEALTH GROUP, INC...........    3.2
                 PFIZER, INC.......................    3.1
                 FIRST DATA CORP...................    3.0
                 MICROSOFT CORP....................    2.8
                 AMERICAN INTERNATIONAL GROUP, INC.    2.1
                 AFFILIATED COMPUTER SERVICES, INC.    1.9
                 TARGET CORP.......................    1.8
                 JOHNSON & JOHNSON.................    1.8


                     A $10,000 INVESTMENT COMPARED TO THE
                          S&P 500 INDEX SINCE 11/9/98


                                    [CHART]

              T. Rowe Price Large          S&P 500
              Cap Growth Portfolio          Index
              --------------------      -------------
11/9/98            $10,000                 $10,000
  12/98             11,028                  11,217
  12/99             13,479                  13,577
  12/00             13,412                  12,342
  12/01             12,084                  10,876
  12/02              9,276                   8,473


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                     T. ROWE PRICE
                                   LARGE CAP GROWTH        S&P 500
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -23.2%     N/A      -23.3%    -22.1%
             Since Inception  - 1.8     -0.9%     -17.6     - 3.9

--------------------------------------------------------------------------------

 (a) Commenced operations July 30, 2002. (Not annualized)
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--97.5% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   ADVERTISING--0.8%
            16,600 Omnicom Group, Inc................... $  1,072,360
                                                         ------------

                   AEROSPACE & DEFENSE--0.3%
            17,200 Honeywell International, Inc.........      412,800
                                                         ------------

                   BANKS--4.2%
             5,000 Fifth Third Bancorp..................      292,750
            52,600 Mellon Financial Corp................    1,373,386
            16,300 Northern Trust Corp..................      571,315
            32,900 State Street Corp....................    1,283,100
            67,400 U.S. Bancorp.........................    1,430,228
            12,700 Wells Fargo & Co.....................      595,249
                                                         ------------
                                                            5,546,028
                                                         ------------

                   BIOTECHNOLOGY--1.0%
            27,100 Amgen, Inc. (b)......................    1,310,014
                                                         ------------

                   BUSINESS SERVICES--4.7%
            38,300 Accenture, Ltd.......................      689,017
            29,000 Apollo Group, Inc. (b)...............    1,276,000
           108,600 Cendant Corp. (b)....................    1,138,128
            53,200 Concord EFS, Inc. (b)................      837,368
            72,100 Hutchison Whampoa, Ltd., (HKD).......      451,171
            12,400 Paychex, Inc.........................      345,960
            82,300 Securitas AB, (SEK)..................      984,495
             7,700 United Parcel Service, Inc. (Class B)      485,716
                                                         ------------
                                                            6,207,855
                                                         ------------

                   COMPUTERS & BUSINESS EQUIPMENT--1.4%
            44,900 Dell Computer Corp. (b)..............    1,200,626
            26,600 SunGard Data Systems, Inc. (b).......      626,696
                                                         ------------
                                                            1,827,322
                                                         ------------

                   CONGLOMERATES--3.7%
            15,700 Danaher Corp.........................    1,031,490
            88,200 General Electric Co..................    2,147,670
            93,800 Tyco International, Ltd..............    1,602,104
                                                         ------------
                                                            4,781,264
                                                         ------------

                   DRUGS & HEALTH CARE--16.3%
            29,400 Abbott Laboratories..................    1,176,000
             8,500 AmerisourceBergen Corp...............      461,635
            38,000 Baxter International, Inc............    1,064,000
            19,400 Biovail Corp.........................      512,354
            21,000 Cardinal Health, Inc.................    1,242,990
             4,100 Forest Laboratories, Inc. (b)........      402,702
            10,500 Gilead Sciences, Inc. (b)............      357,000
            39,800 HCA, Inc.............................    1,651,700
            34,900 MedImmune, Inc.......................      948,233
           134,050 Pfizer, Inc..........................    4,097,908
            29,081 Pharmacia Corp.......................    1,215,586
            18,400 Sanofi-Synthelabo S.A., (EUR)........    1,123,996
            49,700 UnitedHealth Group, Inc..............    4,149,950

                                                               VALUE
          SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                   DRUGS & HEALTH CARE--(CONTINUED)
            23,400 Wellpoint Health Networks, Inc. (b)..... $ 1,665,144
            34,900 Wyeth...................................   1,305,260
                                                            -----------
                                                             21,374,458
                                                            -----------

                   ELECTRONICS--1.1%
            33,300 Flextronics International, Ltd. (b).....     272,727
             2,900 Samsung Electronics Co., Ltd., (KRW)....     767,759
            18,600 Waters Corp. (b)........................     405,108
                                                            -----------
                                                              1,445,594
                                                            -----------

                   FEDERAL AGENCIES--4.2%
            73,600 Federal Home Loan Mortgage Corp.........   4,346,080
            18,400 Federal National Mortgage Association...   1,183,672
                                                            -----------
                                                              5,529,752
                                                            -----------

                   FINANCIAL SERVICES--4.7%
           147,115 Citigroup, Inc..........................   5,176,977
             8,900 SLM Corp................................     924,354
                                                            -----------
                                                              6,101,331
                                                            -----------

                   FOOD & BEVERAGES--5.6%
            19,800 Anheuser Busch Cos., Inc................     958,320
         2,500,000 Companhia de Bebidas das Americas, (BRL)     381,356
           177,300 Compass Group, Plc., (GBP)..............     941,702
            26,900 General Mills, Inc......................   1,262,955
            22,700 Koninklijke Ahold NV, (EUR).............     288,046
            14,200 PepsiCo, Inc............................     599,524
            37,800 Sysco Corp..............................   1,126,062
            17,700 The Coca-Cola Co........................     775,614
           104,700 Unilever NV, (GBP)......................     995,922
                                                            -----------
                                                              7,329,501
                                                            -----------

                   GAS & OIL--3.6%
            36,000 Baker Hughes, Inc.......................   1,158,840
            15,500 ChevronTexaco Corp......................   1,030,440
            50,716 ExxonMobil Corp.........................   1,772,017
            19,100 Schlumberger, Ltd.......................     803,919
                                                            -----------
                                                              4,765,216
                                                            -----------

                   HEALTH CARE--PRODUCTS--2.1%
            16,600 Biomet, Inc.............................     475,756
            43,100 Johnson & Johnson.......................   2,314,901
                                                            -----------
                                                              2,790,657
                                                            -----------

                   HOTELS & RESTAURANTS--0.5%
            18,600 MGM Mirage, Inc.........................     613,242
                                                            -----------

                   INDUSTRIAL MACHINERY--0.5%
            13,200 Deere & Co..............................     605,220
                                                            -----------

                See accompanying notes to financial statements.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
      --------------------------------------------------------------------

              INSURANCE--6.3%
       25,900 ACE, Ltd........................................ $   759,906
       48,500 American International Group, Inc...............   2,805,725
           10 Berkshire Hathaway, Inc.........................     727,500
       24,000 Hartford Financial Services Group, Inc..........   1,090,320
       17,000 Marsh & McLennan Cos., Inc......................     785,570
        7,300 Progressive Corp................................     362,299
       64,416 Travelers Property Casualty Corp. (b)...........     943,694
       10,700 Xl Capital, Ltd.................................     826,575
                                                               -----------
                                                                 8,301,589
                                                               -----------

              INTERNET--0.7%
       51,500 Yahoo! Inc. (b).................................     842,025
                                                               -----------

              INVESTMENT BROKERAGE--1.6%
       37,700 Merrill Lynch & Co., Inc........................   1,430,715
       15,900 Morgan Stanley Dean Witter & Co.................     634,728
                                                               -----------
                                                                 2,065,443
                                                               -----------

              LEISURE--2.3%
       37,900 Carnival Corp...................................     945,605
       21,300 Harley-Davidson, Inc............................     984,060
       39,900 USA Interactive (b).............................     914,508
        9,200 USA Networks, Inc...............................     210,864
                                                               -----------
                                                                 3,055,037
                                                               -----------

              MEDIA--7.3%
       65,100 AOL Time Warner, Inc............................     852,810
       33,900 Clear Channel Communications, Inc. (b)..........   1,264,131
       72,400 Comcast Corp. (Special Class A) (b).............   1,635,516
      198,512 Liberty Media Corp..............................   1,774,697
       46,000 The Walt Disney Co..............................     750,260
       55,000 Univision Communications, Inc. (Class A) (b) (c)   1,347,500
       48,723 Viacom, Inc. (Class B) (b)......................   1,985,950
                                                               -----------
                                                                 9,610,864
                                                               -----------

              RETAIL--7.8%
       30,100 Best Buy Co., Inc. (b)..........................     726,915
       33,500 Industria de Diseno Textil, S.A., (EUR).........     790,808
       15,400 Kohl's Corp. (b)................................     861,630
        7,200 Safeway, Inc. (b)...............................     168,192
       25,700 Starbucks Corp. (b).............................     523,766
       78,200 Target Corp.....................................   2,346,000
       77,950 The Home Depot, Inc.............................   1,867,682
      115,700 Wal-Mart de Mexico S.A. de CV, (MXN)............     264,267
       20,200 Wal-Mart de Mexico S.A. de CV (ADR) (c).........     459,441
       25,400 Wal-Mart Stores, Inc............................   1,282,954
       31,000 Walgreen Co.....................................     904,890
                                                               -----------
                                                                10,196,545
                                                               -----------

              SEMICONDUCTORS--1.2%
       32,200 Analog Devices, Inc. (b)........................     768,614
       18,500 Intel Corp......................................     288,045
       15,200 Maxim Integrated Products, Inc..................     502,208
                                                               -----------
                                                                 1,558,867
                                                               -----------

                                                             VALUE
          SHARES                                           (NOTE 1A)
         -------------------------------------------------------------

                   SOFTWARE--9.5%
            18,600 Adobe Systems, Inc.................... $    461,299
            48,100 Affiliated Computer Services, Inc. (b)    2,532,465
            12,000 Automatic Data Processing, Inc........      471,000
           111,600 First Data Corp.......................    3,951,756
            33,100 Fiserv, Inc. (b)......................    1,123,745
            71,200 Microsoft Corp. (b)...................    3,681,040
            12,800 VERITAS Software Corp. (b)............      199,936
                                                          ------------
                                                            12,421,241
                                                          ------------

                   TELECOMMUNICATIONS--5.4%
           135,100 Cisco Systems, Inc. (b)...............    1,769,810
            48,000 EchoStar Communications Corp. (b).....    1,068,480
            39,300 Nextel Communications, Inc. (b).......      453,915
            12,600 Nokia Corp. (ADR).....................      195,300
               228 NTT DoCoMo, Inc., (JPY)...............      420,444
            14,900 Qualcomm, Inc. (b)....................      542,211
         1,182,383 Vodafone Group, Plc., (GBP)...........    2,155,199
            26,000 Vodafone Group, Plc. (ADR)............      471,120
                                                          ------------
                                                             7,076,479
                                                          ------------

                   TOBACCO--0.7%
            23,000 Philip Morris Cos., Inc...............      932,190
                                                          ------------
                   Total Common Stocks
                    (Identified Cost $147,089,914).......  127,772,894
                                                          ------------

                See accompanying notes to financial statements.

                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENT--2.5%


                                                             VALUE
           SHARES                                          (NOTE 1A)
          ------------------------------------------------------------

                    MONEY MARKET FUND--2.5%
          3,234,224 T. Rowe Price Reserve Investment Fund    3,234,224
                                                          ------------
                    Total Short Term Investment
                     (Identified Cost $3,234,224)........    3,234,224
                                                          ------------
                    Total Investments--100.0%
                     (Identified Cost $150,324,138) (a)..  131,007,118
                    Other assets less liabilities........       51,862
                                                          ------------
                    TOTAL NET ASSETS--100%............... $131,058,980
                                                          ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $153,761,995 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  6,167,768
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (28,922,645)
                                                               ------------
   Net unrealized depreciation................................ $(22,754,877)
                                                               ============

(b)Non-Income producing security.

(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $901,359 with collateral backing value at $927,668.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
BRL--Brazil Real
EUR--Euro Currency
GBP--Pound Sterling
HKD--Hond Kong Dollar
JPY--Japanese Yen
KRW--South Korean Won
MXN--Mexican Peso
SEK--Swedish Krona

                See accompanying notes to financial statements.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

ASSETS
  Investments at value..........................          $131,007,118
  Receivable for:
   Fund shares sold.............................                95,730
   Dividends and interest.......................               146,425
   Foreign taxes................................                 4,374
   Collateral for securities loaned.............               927,668
                                                          ------------
    Total Assets................................           132,181,315
LIABILITIES
  Payable for:
   Fund shares redeemed......................... $ 81,475
   Withholding taxes............................    2,315
   Return of collateral for securities loaned...  927,668
   Due to custodian bank........................      722
  Accrued expenses:
   Management fees..............................   72,464
   Service and distribution fees................      367
   Directors fees...............................    1,331
   Other expenses...............................   35,993
                                                 --------
    Total Liabilities...........................             1,122,335
                                                          ------------
NET ASSETS......................................          $131,058,980
                                                          ============
  Net assets consist of:
   Capital paid in..............................          $196,753,323
   Undistributed net investment income..........               155,056
   Accumulated net realized gains (losses)......           (46,533,109)
   Unrealized appreciation (depreciation) on
    investments and foreign currency............           (19,316,290)
                                                          ------------
NET ASSETS......................................          $131,058,980
                                                          ============
Computation of offering price:
Net asset value and redemption price Class A per
 share ($127,939,159 divided by 14,361,182
 shares of beneficial interest).................          $       8.91
                                                          ============
Net asset value and redemption price Class B per
 share ($1,050 divided by 118 shares of
 beneficial interest)...........................          $       8.88
                                                          ============
Net asset value and redemption price Class E per
 share ($3,118,771 divided by 350,505
 shares of beneficial interest).................          $       8.90
                                                          ============
Identified cost of investments..................          $150,324,138
                                                          ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends...............................               $  1,382,513 (a)
  Interest................................                     84,105 (b)
                                                         ------------
                                                            1,466,618
EXPENSES
  Management fees......................... $    942,239
  Service and distribution fees--Class E..        1,690
  Directors fees and expenses.............       12,639
  Custodian...............................      117,293
  Audit and tax services..................       18,325
  Legal...................................        4,140
  Printing................................       40,964
  Insurance...............................        2,079
  Miscellaneous...........................        5,539
                                           ------------
  Total expenses before reductions........    1,144,908
  Expense reductions......................      (12,075)    1,132,833
                                           ------------  ------------
NET INVESTMENT INCOME.....................                    333,785
                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................  (16,718,999)
  Foreign currency transactions--net......      (37,622)  (16,756,621)
                                           ------------
Unrealized appreciation (depreciation) on:
  Investments--net........................  (24,740,877)
  Foreign currency transactions--net......          218   (24,740,659)
                                           ------------  ------------
Net gain (loss)...........................                (41,497,280)
                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................               $(41,163,495)
                                                         ============

(a)Net of foreign taxes of $16,910
(b)Includes income on securities loaned of $6,219

                See accompanying notes to financial statements.

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    333,785  $    446,932
  Net realized gain (loss)..........................................  (16,756,621)  (26,258,157)
  Unrealized appreciation (depreciation)............................  (24,740,659)    6,863,876
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (41,163,495)  (18,947,349)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (418,468)     (127,389)
    Class B.........................................................            0             0
    Class E.........................................................       (1,341)            0
                                                                     ------------  ------------
                                                                         (419,809)     (127,389)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0       (14,154)
    Class B.........................................................            0             0
    Class E.........................................................            0             0
                                                                     ------------  ------------
                                                                                0       (14,154)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (419,809)     (141,543)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     (598,641)   12,257,770
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (42,181,945)   (6,831,122)

NET ASSETS
  Beginning of the year.............................................  173,240,925   180,072,047
                                                                     ------------  ------------
  End of the year................................................... $131,058,980  $173,240,925
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $    155,056  $    280,256
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,243,446  $ 22,533,498   3,524,849  $ 40,726,414
  Reinvestments...............................................     40,935       418,468      11,944       141,543
  Redemptions................................................. (2,809,748)  (26,872,947) (2,571,757)  (28,632,907)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (525,367) $ (3,920,981)    965,036  $ 12,235,050
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................        118  $      1,061           0  $          0
  Reinvestments...............................................          0             0           0             0
  Redemptions.................................................          0             0           0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................        118  $      1,061           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    400,877  $  3,828,408       1,959  $     22,813
  Reinvestments...............................................        142         1,341           0             0
  Redemptions.................................................    (52,465)     (508,470)         (8)          (93)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    348,554  $  3,321,279       1,951  $     22,720
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (176,695) $   (598,641)    966,987  $ 12,257,770
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-70

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                             CLASS A
                                                                                    --------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                    -------------------------------------
                                                                                      2002      2001      2000      1999
                                                                                    --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $  11.64  $  12.93  $  13.41  $ 11.02
                                                                                    --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.02      0.03      0.03     0.02
  Net realized and unrealized gain (loss) on investments...........................    (2.72)    (1.31)    (0.09)    2.43
                                                                                    --------  --------  --------  -------
  Total from investment operations.................................................    (2.70)    (1.28)    (0.06)    2.45
                                                                                    --------  --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.03)    (0.01)    (0.02)   (0.03)
  Distributions from net realized capital gains....................................     0.00      0.00     (0.40)   (0.03)
                                                                                    --------  --------  --------  -------
  Total distributions..............................................................    (0.03)    (0.01)    (0.42)   (0.06)
                                                                                    --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD..................................................... $   8.91  $  11.64  $  12.93  $ 13.41
                                                                                    ========  ========  ========  =======
TOTAL RETURN (%)...................................................................    (23.2)     (9.9)     (0.4)    22.2
Ratio of operating expenses to average net assets before expense reductions (%)....     0.77      0.76      0.78     0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d).     0.76      0.75      0.77       --
Ratio of net investment income to average net assets (%)...........................     0.22      0.27      0.23     0.23
Portfolio turnover rate (%)........................................................       49        67        62       46
Net assets, end of period (000).................................................... $127,939  $173,218  $180,072  $51,402
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................       --        --        --     1.31


                                                                                    NOVEMBER 9, 1998(A)
                                                                                          THROUGH
                                                                                       DECEMBER 31,
                                                                                           1998
                                                                                    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................       $10.00
                                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................         0.01
  Net realized and unrealized gain (loss) on investments...........................         1.02
                                                                                          ------
  Total from investment operations.................................................         1.03
                                                                                          ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................        (0.01)
  Distributions from net realized capital gains....................................         0.00
                                                                                          ------
  Total distributions..............................................................        (0.01)
                                                                                          ------
NET ASSET VALUE, END OF PERIOD.....................................................       $11.02
                                                                                          ======
TOTAL RETURN (%)...................................................................         10.3 (b)
Ratio of operating expenses to average net assets before expense reductions (%)....         0.50 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d).           --
Ratio of net investment income to average net assets (%)...........................         0.93 (c)
Portfolio turnover rate (%)........................................................            6 (c)
Net assets, end of period (000)....................................................       $6,740
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................         2.62 (c)

                                                                                       CLASS B                CLASS E
                                                                                   ---------------- -----------------------
                                                                                   JULY 30, 2002(A)              MAY 1, 2001(A)
                                                                                       THROUGH       YEAR ENDED     THROUGH
                                                                                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                                         2002           2002          2001
                                                                                   ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $ 8.96         $11.63        $12.32
                                                                                        ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.00           0.03          0.00
  Net realized and unrealized gain (loss) on investments..........................       (0.08)         (2.73)        (0.69)
                                                                                        ------         ------        ------
  Total from investment operations................................................       (0.08)         (2.70)        (0.69)
                                                                                        ------         ------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................        0.00          (0.03)         0.00
  Distributions from net realized capital gains...................................        0.00           0.00          0.00
                                                                                        ------         ------        ------
  Total distributions.............................................................        0.00          (0.03)         0.00
                                                                                        ------         ------        ------
NET ASSET VALUE, END OF PERIOD....................................................      $ 8.88         $ 8.90        $11.63
                                                                                        ======         ======        ======
TOTAL RETURN (%)..................................................................        (0.9)(b)      (23.3)         (5.6)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        1.02 (c)       0.92          0.91 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        1.01 (c)       0.91          0.90 (c)
Ratio of net investment income to average net assets (%)..........................        0.00 (c)       0.07          0.75 (c)
Portfolio turnover rate (%).......................................................          49 (c)         49            67 (c)
Net assets, end of period (000)...................................................      $    1         $3,119        $   23

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-71

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO PROVIDE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  3/3/97

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $694 MILLION

    PORTFOLIO
     MANAGER
   JONATHAN D.
     COLEMAN

PERFORMANCE AT-A-GLANCE
For the year ending December 31, 2002, the Class A shares of the Janus Mid Cap Portfolio declined 29.0%, significantly underperforming the -14.5% return of its benchmark, the S&P Mid-Cap 400 Index/6/ and its new benchmark, the Russell MidCap Growth Index/8/ which returned -27.4%. We changed the benchmark because the Portfolio Manager feels that the new Index better reflects the universe of Mid Cap Stocks. The average return of its peer group, the Lipper Variable Insurance Product Mid Cap Growth Funds universe/14/, was -31.1% for the same period. This underperformance relative to the broad index can be attributed to our relative lower weighting in technology stocks, which led October's rally.

PORTFOLIO ACTIVITY
Throughout a challenging period, our investment team continued to seek opportunities in mid-cap entities that may not be showing current revenue growth, but which are selling at compelling levels in light of ongoing developments in their respective operations.

Among the detractors from performance was the clinical testing firm, Laboratory Corporation of America. Laboratory Corp. fell following a series of missed quarterly earnings and, to a lesser extent, some market share loss in its North Carolina market, which was sufficient impetus to sell the entire position.

We benefited from our investment in adult education giant Apollo Group, which operates as the University of Phoenix. Apollo continues to motor along from the growing demand for advanced and technical education, particularly during the lingering economic downturn.

PORTFOLIO OUTLOOK
As we approach the end of a third consecutive down year for the major equity indices, historians point out that there was never a period in U.S. stock market history mired by a four-year downturn. While this data does not promise an uptick in 2003, it suggests that we are at historical extremes. With this in mind, I am balancing caution with the need to own companies that I believe will have strong, positive operating leverage when conditions improve.

I am encouraged about the prospects for 2003. Yet, as I further broaden the Portfolio, I anticipate keeping relatively small new positions until I am comfortable that the economic upturn is closer. I hope to become slowly more aggressive in my stock selection and position size in anticipation of the market turnaround.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 RYANAIR HOLDINGS, PLC. (ADR).......    2.8%
                 LAMAR ADVERTISING CO...............    2.6
                 INTERNATIONAL GAME TECHNOLOGY, INC.    2.5
                 BALL CORP..........................    2.3
                 KINDER MORGAN MANAGEMENT, L.L.C....    2.3
                 DEAN FOODS CO......................    2.2
                 BERKSHIRE HATHAWAY, INC. (CLASS B).    2.0
                 ST. JUDE MEDICAL, INC..............    1.9
                 WESTWOOD ONE, INC..................    1.8
                 APOLLO GROUP, INC..................    1.6

                     A $10,000 INVESTMENT COMPARED TO THE
       S&P MIDCAP 400 INDEX AND RUSSELL MIDCAP GROWTH INDEX SINCE 3/3/97


                                    [CHART]

                 Janus Mid       Russell Mid
               Cap Portfolio   Cap Growth Index   S&P MidCap 400 Index
               -------------   ----------------   --------------------
   3/3/97         $10,000            $10,000          $10,000
    12/97          12,836             11,999           12,852
    12/98          17,610             14,143           15,308
    12/99          39,257             21,397           17,561
    12/00          26,993             18,883           20,635
    12/01          16,918             15,078           20,515
    12/02          12,015             10,946           17,532


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                   RUSSELL
                                                   MIDCAP     S&P
                             JANUS MID CAP         GROWTH   MIDCAP
                     CLASS A CLASS B(A) CLASS E(B)  INDEX  400 INDEX
           1 Year     -29.0%   -29.2%     -29.2%    -27.4%   -14.5%
           5 Years    - 1.3      N/A        N/A     - 1.8%     6.4
           Since
           Inception    3.2    -30.9      -30.6       1.6%    10.1

--------------------------------------------------------------------------------
 (a) Commenced operations January 2, 2001.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--92.6% OF TOTAL NET ASSETS


                                                              VALUE
           SHARES                                           (NOTE 1A)
         --------------------------------------------------------------

                     ADVERTISING--2.6%
             534,340 Lamar Advertising Co................ $  17,980,541
                                                          -------------

                     AIRLINES--2.8%
             489,750 RyanAir Holdings, Plc. (ADR)........    19,178,610
                                                          -------------

                     APPAREL & TEXTILES--1.5%
             183,905 Mohawk Industries, Inc. (b).........    10,473,390
                                                          -------------

                     BANKS--4.7%
             105,560 Commerce Bancorp, Inc. (b) (c)......     4,559,136
             117,560 M&T Bank Corp.......................     9,328,386
             237,820 National Commerce Financial Corp....     5,672,007
             217,910 North Fork Bancorp., Inc............     7,352,284
             178,285 Sovereign Bancorp, Inc..............     2,504,904
              69,480 TCF Financial Corp..................     3,035,581
                                                          -------------
                                                             32,452,298
                                                          -------------

                     BIOTECHNOLOGY--0.8%
             202,565 Enzon Pharmaceuticals, Inc. (b) (c).     3,386,887
              54,545 Millipore Corp. (c).................     1,854,530
                                                          -------------
                                                              5,241,417
                                                          -------------

                     BUSINESS SERVICES--9.1%
             257,015 Apollo Group, Inc. (b) (c)..........    11,308,660
             287,125 Cendant Corp. (b)...................     3,009,070
             134,365 Concord EFS, Inc. (b)...............     2,114,905
             390,975 First Health Group Corp. (b)........     9,520,241
              45,260 Manpower, Inc.......................     1,443,794
             232,625 Moody's Corp........................     9,605,086
             209,778 Paychex, Inc........................     5,852,806
             391,135 Robert Half International, Inc......     6,301,185
             154,853 University of Phoenix Online (b)....     5,549,932
             275,000 Valassis Communications, Inc. (b)...     8,093,250
                                                          -------------
                                                             62,798,929
                                                          -------------

                     CHEMICALS--0.6%
              75,435 Praxair, Inc........................     4,357,880
                                                          -------------

                     COMPUTERS & BUSINESS EQUIPMENT--1.8%
             273,285 Apple Computer, Inc. (b)............     3,916,174
             264,885 Cadence Design Systems, Inc. (b)....     3,122,994
              25,825 Diebold, Inc........................     1,064,507
             279,595 The BISYS Group, Inc. (b)...........     4,445,560
                                                          -------------
                                                             12,549,235
                                                          -------------

                     CONGLOMERATES--0.6%
             102,325 SPX Corp. (b).......................     3,832,071
                                                          -------------

                     CONTAINERS & GLASS--2.3%
             309,050 Ball Corp...........................    15,820,269
                                                          -------------

                                                             VALUE
           SHARES                                          (NOTE 1A)
           ----------------------------------------------------------

                   DISTRIBUTION/WHOLESALE--1.8%
            38,710 Fastenal Co. (c)...................... $ 1,447,367
           215,025 W.W. Grainger, Inc....................  11,084,539
                                                          -----------
                                                           12,531,906
                                                          -----------

                   DRUGS & HEALTH CARE--6.7%
           101,525 Anthem, Inc...........................   6,385,923
            88,445 Barr Laboratories, Inc. (b) (c).......   5,756,885
           197,680 Community Health Systems, Inc. (b)....   4,070,231
           141,785 DaVita, Inc. (b)......................   3,497,836
            28,755 Forest Laboratories, Inc. (b).........   2,824,316
           387,895 Health Management Associates, Inc. (b)   6,943,320
           231,833 King Pharmaceuticals, Inc. (b)........   3,985,209
            76,040 MedImmune, Inc........................   2,066,007
           116,455 Quest Diagnostics Inc. (b) (c)........   6,626,290
           148,230 Triad Hospitals, Inc. (b).............   4,421,701
                                                          -----------
                                                           46,577,718
                                                          -----------

                   ELECTRICAL EQUIPMENT--1.4%
           167,835 AMETEK, Inc...........................   6,459,969
           222,355 American Power Conversion Corp. (b)...   3,368,678
                                                          -----------
                                                            9,828,647
                                                          -----------

                   ELECTRONICS--1.0%
           211,415 Mettler-Toledo International, Inc. (b)   6,777,965
                                                          -----------

                   ENVIRONMENTAL CONTROL--0.3%
           202,560 Allied Waste Industries, Inc..........   2,025,600
                                                          -----------

                   FINANCIAL SERVICES--1.5%
           375,770 T. Rowe Price Group, Inc..............  10,251,006
                                                          -----------

                   FOOD & BEVERAGES--2.7%
           141,275 Bunge, Ltd............................   3,399,077
           420,475 Dean Foods Co. (b) (c)................  15,599,622
                                                          -----------
                                                           18,998,699
                                                          -----------

                   GAS & OIL--6.4%
           280,205 EOG Resources, Inc....................  11,185,784
           240,960 Murphy Oil Corp.......................  10,325,136
           350,075 Ocean Energy, Inc. (b)................   6,990,998
           303,060 Smith International, Inc. (b).........   9,885,817
           150,000 Weatherford International, Ltd. (c)...   5,989,500
                                                          -----------
                                                           44,377,235
                                                          -----------

                   GAS & PIPELINE UTILITIES--2.3%
           371,780 Kinder Morgan Management, L.L.C.......  15,715,141
                                                          -----------

                   HEALTH CARE--PRODUCTS--5.9%
           375,085 Apogent Technologies, Inc.............   7,801,768
           154,815 C.R. Bard, Inc........................   8,979,270
           212,510 Dentsply International, Inc...........   7,905,372

                See accompanying notes to financial statements.

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 HEALTH CARE--PRODUCTS--(CONTINUED)
         332,470 St. Jude Medical, Inc. (b)............... $ 13,205,708
          43,405 Stryker Corp. (b)........................    2,913,344
                                                           ------------
                                                             40,805,462
                                                           ------------

                 HOME BUILDERS--0.4%
         199,690 Clayton Homes, Inc. (c)..................    2,432,224
                                                           ------------

                 HOTELS & RESTAURANTS--3.1%
         171,510 Darden Restaurants, Inc..................    3,507,380
         118,350 Mandalay Resort Group (b)................    3,622,693
         305,110 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)...............................    7,243,311
         301,050 Yum! Brands, Inc. (b)....................    7,291,431
                                                           ------------
                                                             21,664,815
                                                           ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--3.0%
         180,000 Ethan Allen Interiors, Inc. (c)..........    6,186,600
          21,550 NVR, Inc. (b) (c)........................    7,014,525
         216,830 The Stanley Works........................    7,497,981
                                                           ------------
                                                             20,699,106
                                                           ------------

                 INSURANCE--8.3%
         287,055 AFLAC, Inc...............................    8,646,097
           5,811 Berkshire Hathaway, Inc. (Class B) (b)...   14,080,053
         140,700 Everest Reinsurance Group, Ltd...........    7,780,710
         238,450 MGIC Investment Corp.....................    9,847,985
          69,510 Montpelier Re Holdings, Ltd. (b).........    2,001,888
         190,605 RenaissanceRe Holdings, Ltd. (c).........    7,547,958
         127,402 W.R. Berkley Corp. (b)...................    5,046,393
          35,160 Xl Capital, Ltd..........................    2,716,110
                                                           ------------
                                                             57,667,194
                                                           ------------

                 INTERNET--0.9%
          93,170 eBay, Inc. (b) (c).......................    6,318,789
                                                           ------------

                 INVESTMENT BROKERAGE--0.6%
          79,150 Lehman Brothers Holdings, Inc............    4,217,904
                                                           ------------

                 LEISURE--3.7%
         223,965 International Game Technology, Inc. (b)..   17,003,423
         393,305 USA Interactive (b) (c)..................    9,014,550
                                                           ------------
                                                             26,017,973
                                                           ------------

                 MEDIA--4.7%
         228,535 Cox Radio, Inc...........................    5,212,884
         129,075 Entercom Communications Corp. (b)........    6,056,199
         292,115 Hispanic Broadcasting Corp. (b)..........    6,002,963
          48,745 The McClatchy Co.........................    2,765,304
         337,170 Westwood One, Inc. (b)...................   12,596,671
                                                           ------------
                                                             32,634,021
                                                           ------------

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 RAILROADS & EQUIPMENT--0.5%
          87,285 Canadian National Railway Co............. $  3,627,565
                                                           ------------

                 RETAIL--2.0%
          47,375 Dollar Tree Stores, Inc. (b).............    1,164,004
         287,970 Fred's, Inc..............................    7,400,829
         304,900 Staples, Inc. (b)........................    5,579,670
                                                           ------------
                                                             14,144,503
                                                           ------------

                 SEMICONDUCTORS--4.6%
         175,855 Cree, Inc. (c)...........................    2,875,229
         181,795 KLA-Tencor Corp. (b) (c).................    6,430,089
         337,845 Marvell Technology Group, Ltd. (b).......    6,371,757
         405,540 National Semiconductor Corp. (b).........    6,087,156
         223,390 Novellus Systems, Inc....................    6,272,791
         348,140 NVIDIA Corp. (b) (c).....................    4,007,091
                                                           ------------
                                                             32,044,113
                                                           ------------

                 SOFTWARE--0.6%
         106,390 Certegy, Inc. (b)........................    2,611,874
          36,075 Electronic Arts, Inc. (b)................    1,795,453
                                                           ------------
                                                              4,407,327
                                                           ------------

                 TELECOMMUNICATIONS--1.1%
         353,335 EchoStar Communications Corp. (b)........    7,865,237
                                                           ------------

                 TRANSPORTATION--2.3%
         154,515 C.H. Robinson Worldwide, Inc.............    4,820,868
         218,610 CNF, Inc.................................    7,266,596
         128,735 Expeditors International Washington, Inc.    4,203,198
                                                           ------------
                                                             16,290,662
                                                           ------------
                 Total Common Stocks
                  (Identified Cost $713,878,251)..........  642,605,452
                                                           ------------

                See accompanying notes to financial statements.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENTS--7.4%


             FACE                                            VALUE
            AMOUNT                                         (NOTE 1A)
          ------------------------------------------------------------

                      COMMERCIAL PAPER--5.0%
          $34,300,000 General Electric Capital Corp.
                       1.250%, 01/02/03..................   34,298,809
                                                          ------------

                      DISCOUNT NOTES--2.4%
           16,800,000 Federal Home Loan Mortgage
                       0.750%, 01/02/03..................   16,799,650
                                                          ------------
                      Total Short Term Investments
                       (Identified Cost $51,098,459).....   51,098,459
                                                          ------------
                      Total Investments--100.0%
                       (Identified Cost $764,976,710) (a)  693,703,911
                      Other assets less liabilities......      158,809
                                                          ------------
                      TOTAL NET ASSETS--100%............. $693,862,720
                                                          ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $766,934,387 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $  34,950,891
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (108,181,367)
                                                              -------------
    Net unrealized depreciation.............................. $ (73,230,476)
                                                              =============

(b)Non-Income producing security.

(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $32,587,369 with a cash collateral backing valued at $33,760,240.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

ASSETS
  Investments at value..................             $   693,703,911
  Cash..................................                      44,531
  Receivable for:
   Securities sold......................                     224,296
   Fund shares sold.....................                     377,162
   Dividends and interest...............                     394,782
   Collateral for securities loaned.....                  33,760,240
                                                     ---------------
    Total Assets........................                 728,504,922
LIABILITIES
  Payable for:
   Fund shares redeemed................. $   182,527
   Securities purchased.................     237,278
   Return of collateral for securities
    loaned..............................  33,760,240
   Accrued expenses:
   Management fees......................     411,545
   Service and distribution fees........       2,364
   Directors fees.......................       1,331
   Other expenses.......................      46,917
                                         -----------
    Total Liabilities...................                  34,642,202
                                                     ---------------
NET ASSETS..............................             $   693,862,720
                                                     ===============
  Net assets consist of:
   Capital paid in......................             $ 1,779,463,259
   Accumulated net realized gains
    (losses)............................              (1,014,327,740)
   Unrealized appreciation
    (depreciation) on investments and
    foreign currency transactions.......                 (71,272,799)
                                                     ---------------
NET ASSETS..............................             $   693,862,720
                                                     ===============
Computation of offering price:
CLASS A
Net asset value and redemption price
 per share ($681,220,999 divided by
 65,458,668 shares of beneficial
 interest)..............................             $         10.41
                                                     ===============
CLASS B
Net asset value and redemption price
 per share ($9,036,822 divided by
 880,337 shares of beneficial interest).             $         10.27
                                                     ===============
CLASS E
Net asset value and redemption price
 per share ($3,604,899 divided by
 348,846 shares of beneficial interest).             $         10.33
                                                     ===============
Identified cost of investments..........             $   764,976,710
                                                     ===============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends...............................                $   2,548,333 (a)
  Interest................................                    1,402,373 (b)
                                                          -------------
                                                              3,950,706
EXPENSES
  Management fees......................... $   5,650,440
  Service and distribution fees--Class B..        26,944
  Service and distribution fees--Class E..         2,169
  Directors' fees and expenses............        12,639
  Custodian...............................       207,947
  Audit and tax services..................        18,325
  Legal...................................        22,008
  Printing................................       264,744
  Insurance...............................        13,099
  Miscellaneous...........................        19,155
                                           -------------
  Total expenses..........................                    6,237,470
                                                          -------------
NET INVESTMENT INCOME (LOSS)..............                   (2,286,764)
                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................  (371,658,397)
  Foreign currency transactions--net......          (858)  (371,659,255)
                                           -------------
Unrealized appreciation (depreciation) on:
 Investments--net.........................                   66,018,314
                                                          -------------
Net gain (loss)...........................                 (305,640,941)
                                                          -------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS...................                $(307,927,705)
                                                          =============

(a)Net of foreign taxes of $1,808
(b)Includes income on securities loaned of $146,944

                See accompanying notes to financial statements.

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                          YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                             2002            2001
                                                        --------------  --------------
FROM OPERATIONS
 Net investment income (loss).......................... $   (2,286,764) $   (2,152,508)
 Net realized gain (loss)..............................   (371,659,255)   (634,472,109)
 Unrealized appreciation (depreciation)................     66,018,314     (20,880,928)
                                                        --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....   (307,927,705)   (657,505,545)
                                                        --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS........................................    (77,830,766)    (46,252,004)
                                                        --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...............   (385,758,471)   (703,757,549)
NET ASSETS
 Beginning of the year.................................  1,079,621,191   1,783,378,740
                                                        --------------  --------------
 End of the year....................................... $  693,862,720  $1,079,621,191
                                                        ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 (LOSS)
 End of the year....................................... $            0  $            0
                                                        ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                      YEAR ENDED                  YEAR ENDED
                                                   DECEMBER 31, 2002           DECEMBER 31, 2001
                                              --------------------------  --------------------------
                                                 SHARES          $           SHARES          $
                                              -----------  -------------  -----------  -------------
CLASS A
 Sales.......................................  12,096,571  $ 148,842,005   15,189,049  $ 248,620,200
 Redemptions................................. (19,418,704)  (231,245,189) (18,675,450)  (309,987,429)
                                              -----------  -------------  -----------  -------------
 Net increase (decrease).....................  (7,322,133) $ (82,403,184)  (3,486,401) $ (61,367,229)
                                              ===========  =============  ===========  =============
CLASS B
 Sales.......................................     777,219  $   8,946,324    1,105,746  $  19,147,167
 Redemptions.................................    (747,533)    (8,244,400)    (255,095)    (4,059,999)
                                              -----------  -------------  -----------  -------------
 Net increase (decrease).....................      29,686  $     701,924      850,651  $  15,087,168
                                              ===========  =============  ===========  =============
CLASS E
 Sales.......................................     413,285  $   4,622,536        1,937  $      28,057
 Redemptions.................................     (66,376)      (752,042)           0              0
                                              -----------  -------------  -----------  -------------
 Net increase (decrease).....................     346,909  $   3,870,494        1,937  $      28,057
                                              ===========  =============  ===========  =============
 Increase (decrease) derived from capital
   share transactions........................  (6,945,538) $ (77,830,766)  (2,633,813) $ (46,252,004)
                                              ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                        CLASS A
                                                                ------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------
                                                                  2002       2001        2000        1999       1998
                                                                --------  ----------  ----------  ----------  --------
NET ASSET VALUE, BEGINNING OF PERIOD........................... $  14.66  $    23.38  $    36.54  $    17.44  $  12.77
                                                                --------  ----------  ----------  ----------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................    (0.03)      (0.03)      (0.10)      (0.05)    (0.02)
  Net realized and unrealized gain (loss) on investments.......    (4.22)      (8.69)     (10.66)      21.14      4.77
                                                                --------  ----------  ----------  ----------  --------
  Total from investment operations.............................    (4.25)      (8.72)     (10.76)      21.09      4.75
                                                                --------  ----------  ----------  ----------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................     0.00        0.00        0.00        0.00      0.00
  Distributions from net realized capital gains................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                                --------  ----------  ----------  ----------  --------
  Total distributions..........................................     0.00        0.00       (2.40)      (1.99)    (0.08)
                                                                --------  ----------  ----------  ----------  --------
NET ASSET VALUE, END OF PERIOD................................. $  10.41  $    14.66  $    23.38  $    36.54  $  17.44
                                                                ========  ==========  ==========  ==========  ========
TOTAL RETURN (%)...............................................    (29.0)      (37.3)      (31.3)      122.9      37.2
Ratio of operating expenses to average net assets (%)..........     0.75        0.74        0.70        0.71      0.81
Ratio of net investment income (loss) to average net assets (%)    (0.27)      (0.17)      (0.33)      (0.41)    (0.22)
Portfolio turnover rate (%)....................................       78         105         118         103       107
Net assets, end of period (000)................................ $681,221  $1,067,259  $1,783,379  $1,931,797  $371,504

                                                                            CLASS B                       CLASS E
                                                                ---------------------------     -----------------------
                                                                             JANUARY 2, 2001(A)              MAY 1, 2001(A)
                                                                 YEAR ENDED       THROUGH        YEAR ENDED     THROUGH
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                    2002            2001            2002          2001
                                                                ------------ ------------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................    $14.50         $ 21.47          $14.58        $19.02
                                                                   ------         -------          ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................     (0.06)          (0.04)          (0.01)         0.00
  Net realized and unrealized gain (loss) on investments.......     (4.17)          (6.93)          (4.24)        (4.44)
                                                                   ------         -------          ------        ------
  Total from investment operations.............................     (4.23)          (6.97)          (4.25)        (4.44)
                                                                   ------         -------          ------        ------
NET ASSET VALUE, END OF PERIOD.................................    $10.27         $ 14.50          $10.33        $14.58
                                                                   ======         =======          ======        ======
TOTAL RETURN (%)...............................................     (29.2)          (32.5)(b)       (29.2)        (23.3)(b)
Ratio of operating expenses to average net assets (%)..........      1.00            0.99 (c)        0.90          0.89 (c)
Ratio of net investment income (loss) to average net assets (%)     (0.52)          (0.40)(c)       (0.34)        (0.22)(c)
Portfolio turnover rate (%)....................................        78             105 (c)          78           105 (c)
Net assets, end of period (000)................................    $9,037         $12,334          $3,605        $   28

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S MIDCAP
 400 COMPOSITE
 STOCK PRICE
 INDEX.

 INCEPTION
 DATE  7/5/00

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
 $140 MILLION

   PORTFOLIO
    MANAGER
    METLIFE
  INVESTMENT
  DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned -14.9% compared to its benchmark, the Standard & Poor's Mid Cap 400 Index/6/, which returned -14.5%. Dividend income accounted for 0.93% of this year's total return. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product MidCap Core Funds/14/, was -17.4% for the same period.

This was only the third time the Index posted a negative return in the last twelve years. Mid Cap stocks outperformed large-cap stocks for the third year in a row, beating the S&P 500 by 7.6%. Since December 1999, the S&P MidCap 400 Index outperformed the S&P 500 Index by over a cumulative 37.4%, or a 14.5% annualized return. The MidCap 400 Index has also significantly outperformed the S&P 500, S&P 500/Barra Value and S&P 500/Barra Growth on a one, three, five, and ten year period basis.

PORTFOLIO ACTIVITY
Only two sectors within the Mid Cap Index, energy, up 7.5%, and consumer staples, up 3.2%, experienced positive returns this year. The three worst performing sectors were telecomm services, down 49.6%, information technology, down 39.0%, and health care, down 21.1%. The contribution of the three worst performing sectors amounted to 67.5% of the yearly loss. Information technology alone accounted for 46.7% of the yearly return.

The three largest names to impact performance in 2002 were Sepracor Inc, down 83.1%, Millennium Pharmaceuticals, down 67.6%, and Idec Pharmaceuticals, down 51.9%. There were twenty-eight additions and deletions in the benchmark this year. The weighted benchmark turnover was approximately 10.7% for the year. This figure represents a significant reduction from 37.1% in 2000 and 17.0% in 2001.

There was a noteworthy change in benchmark methodology this year, when on March 29, Standard & Poor's in conjunction with Morgan Stanley Capital International
(MSCI) adopted a new industry and sector classifications scheme. The impetus for the new methodology was essentially for the financial community to have a consistent set of global sector and industry definitions for performing research and analysis.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming year include developments in the Iraq conflict, as well as the war on terrorism, the Federal Reserve's interest rate policy, corporate earnings, and unemployment trends.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 *MIDCAP SPDR TRUST SERIES 1........    1.5%
                 M&T BANK CORP......................    1.0
                 WASHINGTON POST CO.................    1.0
                 AFFILIATED COMPUTER SERVICES, INC..    0.9
                 GILEAD SCIENCES, INC...............    0.9
                 SYMANTEC CORP......................    0.8
                 WEATHERFORD INTERNATIONAL, LTD.....    0.7
                 IDEC PHARMACEUTICALS CORP..........    0.7
                 MICROCHIP TECHNOLOGY...............    0.7
                 NATIONAL COMMERCE FINANCIAL CORP...    0.7

 *Please note that this security is an investment fund and not a common stock.


    A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX SINCE 7/5/00



                  [CHART]

        Metlife Mid Cap Stock
           Index Portfolio       S&P MidCap 400 Index
        ---------------------    --------------------
7/5/00         $10,000                   $10,000
 12/00          10,685                    10,784
 12/01          10,558                    10,721
 12/02           8,984                     9,162

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                   METLIFE MID CAP           S&P
                                     STOCK INDEX           MIDCAP
                            CLASS A CLASS B(A) CLASS E(B) 400 INDEX
            1 Year           -14.9%   -15.1%     -15.0%     -14.5%
            Since Inception  - 4.2    - 6.5      - 9.8      - 3.4

--------------------------------------------------------------------------------

 (a) Commenced operations January 2, 2001.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--97.3% OF TOTAL NET ASSETS



                                                               VALUE
        SHARES                                               (NOTE 1A)
       --------------------------------------------------------------------

                 ADVERTISING--0.4%
          10,411 Catalina Marketing Corp. (b)............. $     192,604
          17,360 Harte-Hanks, Inc.........................       324,111
                                                           -------------
                                                                 516,715
                                                           -------------

                 AEROSPACE & DEFENSE--0.7%
          18,017 L-3 Communications Holdings, Inc. (b) (c)       809,144
           1,986 Sequa Corp. (b)..........................        77,672
          14,845 Titan Corp. (b)..........................       154,388
                                                           -------------
                                                               1,041,204
                                                           -------------

                 AIRLINES--0.1%
           5,057 Alaska Air Group, Inc. (b)...............       109,484
                                                           -------------

                 APPAREL & TEXTILES--1.1%
          16,960 Coach, Inc. (b)..........................       558,323
          12,653 Mohawk Industries, Inc. (b)..............       720,589
           7,028 Timberland Co. (b).......................       250,267
          10,253 Unifi, Inc. (b)..........................        53,828
                                                           -------------
                                                               1,583,007
                                                           -------------

                 AUTO PARTS--1.0%
          12,941 ArvinMeritor, Inc........................       215,727
           3,646 Bandag, Inc. (b) (c).....................       141,027
           5,128 Borg Warner Automotive, Inc. (b).........       258,554
          12,575 Lear Corp. (b)...........................       418,496
           6,407 Modine Manufacturing Co..................       113,276
           5,279 Superior Industries International, Inc...       218,339
                                                           -------------
                                                               1,365,419
                                                           -------------

                 BANKS--9.6%
          14,222 Associated Banc Corp.....................       482,695
          16,604 Astoria Financial Corp...................       450,799
          12,363 Bank Hawaii Corp.........................       375,712
          28,245 Banknorth Group, Inc.....................       638,337
           9,528 City National Corp.......................       419,137
          23,545 Colonial Bancgroup, Inc. (b).............       280,892
          12,871 Commerce Bancorp, Inc. (b) (c)...........       555,898
          24,448 Compass Bancshares, Inc..................       764,489
          13,674 First Virginia Banks, Inc................       509,083
          16,122 Firstmerit Corp..........................       349,203
           9,773 Greater Bay Bancorp (c)..................       168,975
          18,613 Greenpoint Financial Corp................       840,935
          30,010 Hibernia Corp............................       577,993
          10,896 Independence Community Bank Corp.........       276,540
          12,365 Investors Financial Services Corp........       338,677
          17,527 M&T Bank Corp............................     1,390,767
          13,129 Mercantile Bankshares Corp...............       506,648
          39,143 National Commerce Financial Corp.........       933,561
          20,476 New York Community Bancorp, Inc..........       591,347
           9,280 Provident Financial Group, Inc. (c)......       241,558
          15,820 Roslyn Bancorp, Inc. (b).................       285,235
           8,168 Silicon Valley Bancshares (b)............       149,066
          49,848 Sovereign Bancorp, Inc...................       700,364
          14,135 TCF Financial Corp.......................       617,558

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
 -----------------------------------------------------------------------------

           BANKS--(CONTINUED)
     8,769 Webster Financial Corp. (b)........................... $    305,161
     6,394 Westamerica Bancorporation............................      256,911
    12,510 Wilmington Trust Corp.................................      396,317
                                                                  ------------
                                                                    13,403,858
                                                                  ------------

           BIOTECHNOLOGY--1.4%
     8,608 Charles River Laboratories International, Inc. (b) (c)      331,236
    29,186 IDEC Pharmaceuticals Corp. (b)........................      968,100
    12,863 Incyte Genomics, Inc. (b).............................       58,655
    54,884 Millennium Pharmaceuticals (b)........................      435,779
    16,955 Protein Design Laboratories, Inc. (b).................      144,117
                                                                  ------------
                                                                     1,937,887
                                                                  ------------

           BUILDING & CONSTRUCTION--0.6%
     9,113 Dycom Industries, Inc. (b)............................      120,747
     7,908 Granite Construction, Inc.............................      122,574
    10,361 Jacobs Engineering Group, Inc. (b)....................      368,852
     7,513 York International Corp...............................      192,107
                                                                  ------------
                                                                       804,280
                                                                  ------------

           BUSINESS SERVICES--3.2%
     4,875 Banta Corp............................................      152,441
     8,779 Career Education Corp. (b)............................      351,160
    16,172 ChoicePoint, Inc. (b).................................      638,632
    13,313 Devry, Inc. (b).......................................      221,129
     6,727 Education Management Corp. (b)........................      252,935
    19,376 First Health Group Corp. (b)..........................      471,806
    15,765 Gartner Group, Inc. (Class B) (b).....................      148,979
     6,759 Kelly Services, Inc...................................      167,015
     7,211 Korn/Ferry International (b) (c)......................       53,938
    19,544 MPS Group, Inc........................................      108,274
    14,644 Manpower, Inc.........................................      467,144
     8,004 Plexus Corp. (b) (c)..................................       70,275
    13,248 Quanta Services, Inc. (b).............................       46,368
     5,681 Rollins, Inc..........................................      144,582
    11,711 Sotheby's Holdings, Inc. (b)..........................      105,399
     7,681 Sylvan Learning Systems, Inc. (b) (c).................      125,968
    14,583 United Rentals, Inc. (b)..............................      156,913
    10,028 Valassis Communications, Inc. (b).....................      295,124
    16,800 Viad Corp.............................................      375,480
     8,021 Wallace Computer Series, Inc..........................      172,532
                                                                  ------------
                                                                     4,526,094
                                                                  ------------

           CHEMICALS--2.9%
     5,600 A. Schulman, Inc......................................      104,216
    13,696 Airgas, Inc. (b)......................................      236,256
     7,939 Albemarle Corp........................................      225,864
    11,704 Cabot Corp............................................      310,624
     4,660 Cabot Microelectronics Corp. (b) (c)..................      219,952
    21,647 Crompton Corp.........................................      128,800
     7,507 Cytec Industries, Inc. (b)............................      204,791
     6,683 FMC Corp. (b).........................................      182,579
     7,759 Ferro Corp............................................      189,552

                See accompanying notes to financial statements.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO
STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                    CHEMICALS--(CONTINUED)
              5,401 H.B. Fuller Co...................... $    139,778
             21,901 IMC Global, Inc.....................      233,684
              9,798 Lubrizol Corp. (b)..................      298,839
             30,447 Lyondell Chemical Co................      384,850
              3,838 Minerals Technologies, Inc..........      165,610
             10,934 Olin Corp. (c)......................      170,024
             21,873 RPM, Inc............................      334,219
             19,963 Solutia, Inc........................       72,466
              9,581 Valspar Corp........................      423,289
                                                         ------------
                                                            4,025,393
                                                         ------------

                    COAL--0.4%
              9,977 Arch Coal, Inc. (c).................      215,403
             10,011 Peabody Energy Corp.................      292,622
                                                         ------------
                                                              508,025
                                                         ------------

                    COMPUTERS & BUSINESS EQUIPMENT--4.3%
             51,279 Cadence Design Systems, Inc. (b)....      604,579
             28,279 Ceridian Corp.......................      407,783
             22,839 DST Systems, Inc. (b)...............      811,927
             13,773 Diebold, Inc........................      567,723
             11,226 HON Industries, Inc.................      317,471
             14,275 Herman Miller, Inc..................      262,660
              6,725 Imation Corp. (b)...................      235,913
              7,490 Infocus Corp. (b)...................       46,138
             16,718 Jack Henry & Associates, Inc........      201,285
             12,579 Mentor Graphics Corp. (b)...........       98,871
             30,022 Quantum Corp. (b)...................       80,159
             13,229 Reynolds & Reynolds Co..............      336,943
             13,181 SanDisk Corp. (b) (c)...............      267,574
             20,312 Storage Technology Corp. (b)........      435,083
              7,064 Sykes Enterprises, Inc. (b).........       23,170
             14,426 Synopsys, Inc.......................      665,760
             10,747 Tech Data Corp. (b).................      289,739
             22,939 The BISYS Group, Inc. (b)...........      364,730
                                                         ------------
                                                            6,017,508
                                                         ------------

                    CONGLOMERATES--2.0%
              5,843 Carlisle Cos., Inc..................      241,784
              8,403 Donaldson, Inc......................      302,508
              9,085 Federal Signal Corp.................      176,431
              7,716 Harsco Corp.........................      246,063
              6,974 Lancaster Colony Corp...............      272,544
              9,378 Pentair, Inc........................      324,010
             10,334 Pittston Brink's Group..............      190,972
             15,358 SPX Corp. (b).......................      575,157
              7,528 Teleflex, Inc.......................      322,876
              8,743 Trinity Industries, Inc. (c)........      165,767
                                                         ------------
                                                            2,818,112
                                                         ------------

                    CONSTRUCTION MATERIALS--0.2%
              9,299 Martin Marietta Materials, Inc......      285,107
                                                         ------------

                                                                 VALUE
       SHARES                                                  (NOTE 1A)
      --------------------------------------------------------------------

                CONTAINERS & GLASS--0.6%
         19,879 Packaging Corp of America (b)................ $    362,593
         18,469 Sonoco Products Co...........................      423,494
                                                              ------------
                                                                   786,087
                                                              ------------

                DISTRIBUTION/WHOLESALE--0.4%
         14,506 Fastenal Co. (c).............................      542,379
                                                              ------------

                DRUGS & HEALTH CARE--6.7%
         17,144 AdvancePCS...................................      380,768
         10,512 Apria Healthcare Group, Inc. (b).............      233,787
          8,366 Barr Laboratories, Inc. (b) (c)..............      544,543
         11,413 Covance, Inc. (b)............................      280,646
         14,858 Express Scripts, Inc. (b)....................      713,778
         37,510 Gilead Sciences, Inc. (b)....................    1,275,340
         23,613 Health Net, Inc. (b).........................      623,383
         15,970 ICN Pharmaceuticals, Inc.....................      174,233
         37,059 Ivax Corp. (b)...............................      449,526
          7,519 Lifepoint Hospitals, Inc. (b) (c)............      225,051
         20,160 Lincare Holdings, Inc. (b)...................      637,459
         23,360 Mylan Laboratories, Inc......................      815,264
         17,947 Omnicare, Inc................................      427,677
         16,678 Oxford Health Plans, Inc. (b)................      607,913
          6,840 PacifiCare Health Systems, Inc. (b) (c)......      192,204
         13,228 Perrigo Co. (b)..............................      160,720
         22,326 SICOR, Inc. (b)..............................      353,867
         16,021 Sepracor, Inc. (b) (c).......................      154,923
         14,248 Triad Hospitals, Inc. (b)....................      425,018
         11,546 Universal Health Services, Inc. (Class B) (b)      520,725
         14,602 Vertex Pharmaceuticals, Inc. (b).............      231,442
                                                              ------------
                                                                 9,428,267
                                                              ------------

                ELECTRIC UTILITIES--5.2%
         16,324 ALLETE, Inc..................................      370,228
         17,486 Alliant Energy Corp..........................      289,393
          5,116 Black Hills Corp.............................      135,676
          8,959 Cleco Corp...................................      125,426
         24,096 DPL, Inc.....................................      369,633
         14,108 DQE, Inc.....................................      215,006
         27,619 Energy East Corp.............................      610,104
         13,025 Great Plains Energy, Inc. (c)................      298,012
          6,983 Hawaiian Electric Industries, Inc............      307,112
          7,263 Idacorp, Inc. (c)............................      180,340
         13,687 MDU Resources Group, Inc.....................      353,262
         10,149 NSTAR........................................      450,514
         25,883 Northeast Utilities..........................      392,645
         15,000 OGE Energy Corp. (c).........................      264,000
          7,451 PNM Resources, Inc...........................      177,483
         31,209 Pepco Holdings, Inc..........................      605,143
         17,719 Puget Energy, Inc............................      390,704
         21,119 Scana Corp...................................      653,844
         19,454 Sierra Pacific Resources (b) (c).............      126,451
          6,098 WPS Resources Corp. (c)......................      236,724

                See accompanying notes to financial statements.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                             (NOTE 1A)
        ---------------------------------------------------------------

                  ELECTRIC UTILITIES--(CONTINUED)
           13,636 Westar Energy, Inc...................... $    134,997
           22,041 Wisconsin Energy Corp...................      555,433
                                                           ------------
                                                              7,242,130
                                                           ------------

                  ELECTRICAL EQUIPMENT--0.8%
            6,330 AMETEK, Inc.............................      243,642
           17,295 Energizer Holdings, Inc. (b)............      482,530
           10,634 GrafTech International, Ltd.............       63,379
           11,309 Hubbell, Inc............................      397,398
                                                           ------------
                                                              1,186,949
                                                           ------------

                  ELECTRONICS--1.2%
           18,969 Arrow Electronics, Inc. (b).............      242,614
           22,797 Avnet, Inc. (b).........................      246,892
            6,177 FEI Co. (b).............................       94,446
           14,508 Gentex Corp. (b)........................      459,033
           16,410 Kemet Corp. (b).........................      143,423
            6,467 Varian, Inc. (b)........................      185,538
           30,412 Vishay Intertechnology, Inc. (b)........      340,006
                                                           ------------
                                                              1,711,952
                                                           ------------

                  ENVIRONMENTAL CONTROL--0.5%
           31,264 Republic Services, Inc..................      655,919
                                                           ------------

                  FINANCIAL SERVICES--1.0%
           29,054 Americredit Corp. (b) (c)...............      224,878
           13,232 Eaton Vance Corp........................      373,804
           10,107 Metris Cos., Inc. (c)...................       24,964
           13,310 Neuberger Berman, Inc. (c)..............      445,752
           15,365 Waddell & Reed Financial, Inc. (Class A)      302,230
                                                           ------------
                                                              1,371,628
                                                           ------------

                  FOOD & BEVERAGES--4.6%
           17,217 Constellation Brands, Inc. (b)..........      408,215
           17,406 Dean Foods Co. (b)......................      645,763
           10,736 Dole Food, Inc..........................      349,779
            6,658 Dreyer's Grand Ice Cream, Inc...........      472,452
           26,446 Hormel Foods Corp.......................      616,985
            8,388 Interstate Bakeries Corp................      127,917
           26,725 McCormick & Co., Inc....................      620,020
           28,663 PepsiAmericas, Inc......................      384,944
            8,845 Ruddick Corp............................      121,088
            9,017 Sensient Technologies Corp..............      202,612
           20,838 Smithfield Foods, Inc. (b)..............      413,426
            9,494 The J. M. Smucker Co....................      377,956
            9,839 Tootsie Roll Industries, Inc............      301,861
           67,269 Tyson Foods, Inc........................      754,758
           10,987 Whole Foods Market, Inc. (b)............      579,344
                                                           ------------
                                                              6,377,120
                                                           ------------

                  FOREST PRODUCTS & PAPER--0.8%
           10,573 Bowater, Inc............................      443,537
            8,301 Glatfelter..............................      109,241

                                                            VALUE
           SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                    FOREST PRODUCTS & PAPER--(CONTINUED)
              9,729 Longview Fibre Co................... $     70,341
              5,422 Potlatch Corp.......................      129,477
              5,286 Rayonier, Inc.......................      239,192
              9,816 Wausau-Mosinee Paper Corp...........      110,136
                                                         ------------
                                                            1,101,924
                                                         ------------

                    GAS & OIL--6.9%
             10,367 Cooper Cameron Corp. (b)............      516,484
             28,409 Ensco International, Inc............      836,645
             12,459 FMC Technologies, Inc...............      254,537
              8,947 Forest Oil Corp. (b)................      247,385
             23,042 Grant Prideco, Inc. (b).............      268,209
             12,506 Hanover Compressor Co. (b) (c)......      114,805
              9,520 Helmerich & Payne, Inc..............      265,703
             17,504 Murphy Oil Corp.....................      750,046
             15,427 National-Oilwell, Inc. (b)..........      336,926
             10,965 Noble Energy, Inc...................      411,736
             33,621 Ocean Energy, Inc. (b)..............      671,411
             15,102 Patterson-UTI Energy, Inc. (c)......      455,627
             22,314 Pioneer Natural Resources Co. (b)...      563,429
             25,640 Pride International, Inc............      382,036
             19,366 Smith International, Inc. (b).......      631,719
             11,539 Tidewater, Inc......................      358,863
             20,322 Valero Energy Corp..................      750,695
             18,423 Varco International, Inc. (b).......      320,560
             24,836 Weatherford International, Ltd......      991,701
             24,151 XTO Energy, Inc.....................      596,530
                                                         ------------
                                                            9,725,047
                                                         ------------

                    GAS & PIPELINE UTILITIES--1.8%
             10,774 AGL Resources, Inc..................      261,808
             34,326 Aquila, Inc.........................       60,757
             11,919 Equitable Resources, Inc............      417,642
             15,267 National Fuel Gas Co. (c)...........      316,485
             11,507 Oneok, Inc..........................      220,934
             15,661 Questar Corp........................      435,689
             12,911 Vectren Corp........................      296,953
              9,251 WGL Holdings, Inc...................      221,284
              6,287 Western Gas Resources, Inc. (c).....      231,676
                                                         ------------
                                                            2,463,228
                                                         ------------

                    HEALTH CARE--PRODUCTS--3.2%
             20,371 Apogent Technologies, Inc...........      423,717
             11,878 Beckman Coulter, Inc................      350,639
             22,096 Cytyc Corp. (b).....................      225,379
             14,956 Dentsply International, Inc.........      556,363
             11,475 Edwards Lifesciences Corp. (b)......      292,268
              8,392 Henry Schein, Inc. (b)..............      377,640
             11,794 Hillenbrand Industries, Inc.........      569,768
             13,033 Patterson Dental Co.................      570,064
             13,236 Steris Corp. (b)....................      320,973
              9,835 VISX, Inc. (b)......................       94,219
             12,965 Varian Medical Systems, Inc. (b)....      643,064
                                                         ------------
                                                            4,424,094
                                                         ------------

                See accompanying notes to financial statements.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                             (NOTE 1A)
        ---------------------------------------------------------------

                  HOME BUILDERS--1.0%
           25,922 Clayton Homes, Inc. (c)................. $    315,730
           27,904 D.R. Horton, Inc........................      484,134
           12,371 Lennar Corp.............................      638,344
                                                           ------------
                                                              1,438,208
                                                           ------------

                  HOTELS & RESTAURANTS--2.1%
            6,697 Bob Evans Farms, Inc....................      156,375
            9,491 CBRL Group, Inc. (b)....................      285,964
           17,861 Extended Stay America, Inc. (b).........      263,450
           10,572 Krispy Kreme Doughnuts, Inc. (b) (c)....      357,016
           13,119 Mandalay Resort Group (b) (c)...........      401,573
           14,454 Outback Steakhouse, Inc.................      497,796
            3,562 Papa John's International, Inc. (b) (c).       99,308
           57,199 Park Place Entertainment Corp. (b)......      480,472
            9,701 The Cheesecake Factory (b)..............      350,691
                                                           ------------
                                                              2,892,645
                                                           ------------

                  HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
           10,720 Furniture Brands International, Inc. (b)      255,672
            6,696 Kennametal, Inc.........................      230,878
                                                           ------------
                                                                486,550
                                                           ------------

                  HOUSEHOLD PRODUCTS--0.6%
            8,828 Blyth, Inc. (b).........................      236,237
            7,645 Church & Dwight, Inc....................      232,637
           18,164 The Dial Corp...........................      370,001
                                                           ------------
                                                                838,875
                                                           ------------

                  INDUSTRIAL MACHINERY--0.6%
           14,308 AGCO Corp. (b)..........................      316,207
            6,150 Albany International Corp. (Class A)....      127,059
           10,515 Flowserve Corp. (b).....................      155,517
            6,386 Nordson Corp............................      158,564
            3,520 Tecumseh Products Co....................      155,338
                                                           ------------
                                                                912,685
                                                           ------------

                  INSURANCE--4.8%
            9,899 Allmerica Financial Corp. (b)...........       99,980
            7,440 AmerUs Group Co. (c)....................      210,329
           13,214 American Financial Group, Inc...........      304,847
           16,756 Arthur J. Gallagher & Co................      492,291
           13,194 Brown & Brown, Inc......................      426,430
            9,703 Everest Reinsurance Group, Ltd..........      536,576
           18,253 Fidelity National Financial, Inc........      599,246
           11,867 HCC Insurance Holdings, Inc.............      291,928
            7,780 Horace Mann Educators Corp..............      119,267
           10,596 Leucadia National Corp..................      395,337
            8,946 Mony Group, Inc. (c)....................      214,167
           11,550 Ohio Casualty Corp. (b) (c).............      149,573
           23,015 Old Republic International Corp.........      644,420
           13,079 Protective Life Corp....................      359,934
           17,826 Radian Group, Inc.......................      662,236
            5,638 Stancorp Financial Group, Inc...........      275,416

                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   INSURANCE--(CONTINUED)
            17,259 The PMI Group, Inc..................... $    518,460
            12,920 Unitrin, Inc...........................      377,523
                                                           ------------
                                                              6,677,960
                                                           ------------

                   INTERNET--2.1%
             8,576 Avocent Corp. (b)......................      190,559
            15,004 Checkfree Corp. (b) (c)................      240,079
            10,530 IndyMac Bancorp, Inc. (b)..............      194,700
             9,440 Internet Security Systems, Inc. (b) (c)      173,035
            11,390 Macromedia, Inc. (b)...................      121,303
            29,833 Network Associates, Inc. (b)...........      480,013
            11,173 Overture Services, Inc. (b)............      305,135
            10,784 RSA Security, Inc. (b) (c).............       64,596
            27,584 Symantec Corp. (b).....................    1,117,428
                                                           ------------
                                                              2,886,848
                                                           ------------

                   INVESTMENT BROKERAGE--1.4%
            15,032 A.G. Edwards, Inc......................      495,455
            68,930 E*Trade Group, Inc. (b)................      335,000
             9,171 Investment Technology Group, Inc. (b)..      205,063
            11,348 Labranche & Co., Inc. (b) (c)..........      302,311
            12,358 Legg Mason, Inc........................      599,857
                                                           ------------
                                                              1,937,686
                                                           ------------

                   INVESTMENT TRUSTS--1.5%
            27,150 Midcap SPDR Trust Series 1.............    2,135,347
                                                           ------------

                   IRON & STEEL--0.2%
            20,552 Alaska Steel Holding Corp. (b).........      164,416
             4,239 Carpenter Technology Corp..............       52,775
                                                           ------------
                                                                217,191
                                                           ------------

                   LEISURE--0.8%
            14,473 Callaway Golf Co.......................      191,767
            10,910 GTECH Holdings Corp. (b)...............      303,953
            10,131 International Speedway Corp. (Class A).      377,785
             9,224 Macrovision Corp. (b)..................      147,953
            17,612 Six Flags, Inc. (b)....................      100,564
                                                           ------------
                                                              1,122,022
                                                           ------------

                   MEDIA--3.4%
            21,477 A.H. Belo Corp.........................      457,890
            10,196 Emmis Communications Corp. (b).........      212,383
             9,526 Entercom Communications Corp. (b)......      446,960
            20,800 Hispanic Broadcasting Corp. (b)........      427,440
             8,437 Lee Enterprises, Inc...................      282,808
             4,448 Media General, Inc.....................      266,658
            18,662 Reader's Digest Association, Inc.......      281,796
             7,495 Scholastic Corp. (b)...................      269,445
             1,814 Washington Post Co. (Class B)..........    1,338,732
            20,235 Westwood One, Inc. (b).................      755,979
                                                           ------------
                                                              4,740,091
                                                           ------------

                See accompanying notes to financial statements.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                (NOTE 1A)
       ------------------------------------------------------------------

                 METALS--0.3%
           5,711 Kaydon Corp................................ $    121,131
           9,965 Precision Castparts Corp...................      241,651
                                                             ------------
                                                                  362,782
                                                             ------------

                 REAL ESTATE INVESTMENT TRUST--0.9%
          11,914 Hospitality Properties Trust...............      419,373
          14,561 Liberty Property Trust (c).................      465,078
          18,452 New Plan Excel Realty Trust, Inc...........      352,249
                                                             ------------
                                                                1,236,700
                                                             ------------

                 RETAIL--5.4%
          13,361 99 Cents Only Stores (b)...................      358,877
          18,619 Abercrombie & Fitch Co. (Class A) (b)......      380,945
          13,599 American Eagle Outfitters, Inc. (b)........      187,394
          12,845 Barnes & Noble, Inc. (b) (c)...............      232,109
          13,361 BJ's Wholesale Club, Inc. (b)..............      244,506
          15,152 Borders Group, Inc. (b)....................      243,947
          18,572 Brinker International, Inc. (b)............      598,947
          19,618 CarMax, Inc. (b)...........................      350,770
          15,997 CDW Computer Centers, Inc. (b).............      701,468
           9,292 Claire's Stores, Inc.......................      205,074
          17,596 Copart, Inc. (b)...........................      208,337
          21,747 Dollar Tree Stores, Inc. (b)...............      534,324
           7,295 Long's Drug Stores Corp....................      151,298
          12,794 Michaels Stores, Inc. (b)..................      400,452
           9,139 Neiman Marcus Group, Inc. (Class A) (b)....      277,734
           4,347 Payless Shoesource, Inc. (b)...............      223,740
          26,288 PETsMART, Inc. (b).........................      450,313
          17,657 Pier 1 Imports, Inc........................      334,247
          14,832 Ross Stores, Inc...........................      628,729
          27,166 Saks, Inc. (b).............................      318,929
          22,117 Williams-Sonoma, Inc. (b)..................      600,477
                                                             ------------
                                                                7,632,617
                                                             ------------

                 SEMICONDUCTORS--2.5%
          88,113 Atmel Corp. (b)............................      196,492
          15,889 Cirrus Logic, Inc. (b).....................       45,760
          11,549 Credence Systems Corp. (b).................      107,752
          13,853 Cree, Inc. (b) (c).........................      226,497
          23,459 Cypress Semiconductor Corp. (b)............      134,185
          22,283 Fairchild Semiconductor International, Inc.      238,651
          19,415 Integrated Device Technology, Inc. (b).....      162,504
          12,210 International Rectifier Corp. (b)..........      225,397
          25,993 Intersil Corp. (Class A) (b)...............      362,342
          23,909 Lam Research Corp. (b).....................      258,217
          21,418 Lattice Semiconductor Corp. (b)............      187,836
           9,356 LTX Corp. (b) (c)..........................       56,417
          17,437 Micrel, Inc. (b) (c).......................      156,584
          38,731 Microchip Technology, Inc. (b).............      946,973
          13,912 Semtech Corp. (b)..........................      151,919
          25,157 TriQuint Semiconductor, Inc. (b)...........      106,666
                                                             ------------
                                                                3,564,192
                                                             ------------

                                                                 VALUE
       SHARES                                                  (NOTE 1A)
      --------------------------------------------------------------------

                SOFTWARE--3.1%
         12,711 Activision, Inc. (b) (c)..................... $    185,453
         17,013 Acxiom Corp. (b).............................      261,660
          6,225 Advent Software, Inc. (b) (c)................       84,847
         25,204 Affiliated Computer Services, Inc. (b).......    1,326,991
         45,995 Ascential Software Corp. (b).................      110,388
         12,659 Certegy, Inc. (b)............................      310,778
          9,810 CSG Systems International, Inc. (b)..........      133,906
         14,203 Dun & Bradstreet Corp. (b)...................      489,861
         13,649 Keane, Inc. (b)..............................      122,705
         21,882 Legato Systems, Inc. (b).....................      110,066
          9,725 National Instruments Corp. (b) (c)...........      315,965
         10,032 Retek, Inc. (b)..............................       27,287
         20,226 SEI Investments Co...........................      549,743
         18,044 Sybase, Inc. (b).............................      241,790
          6,745 Transaction Systems Architects, Inc. (b).....       43,843
         15,048 Wind River Systems, Inc. (b).................       61,697
                                                              ------------
                                                                 4,376,980
                                                              ------------

                TELECOMMUNICATIONS--2.1%
         70,096 3Com Corp. (b)...............................      324,545
          7,100 Adtran, Inc. (b).............................      233,590
         16,028 Advanced Fibre Communications (b)............      267,347
         41,698 Broadwing, Inc. (b)..........................      146,777
         11,294 Commscope, Inc. (b)..........................       89,223
         12,640 Harris Corp..................................      332,432
         21,602 McData Corp..................................      153,374
          7,272 Newport Corp.................................       91,336
          8,582 Plantronics, Inc. (b) (c)....................      129,846
         18,795 Polycom, Inc. (b)............................      178,928
         12,464 Powerwave Technologies, Inc. (b).............       67,306
         10,383 Price Communications Corp. (b)...............      143,597
         32,116 RF Micro Devices, Inc. (b) (c)...............      235,410
         11,215 Telephone & Data Systems, Inc................      527,329
                                                              ------------
                                                                 2,921,040
                                                              ------------

                TOBACCO--0.1%
          4,908 Universal Corp...............................      181,400
                                                              ------------

                TRANSPORTATION--1.8%
          9,218 Airborne, Inc................................      136,703
          7,831 Alexander & Baldwin, Inc.....................      201,962
         16,110 C.H. Robinson Worldwide, Inc.................      502,632
          9,381 CNF, Inc.....................................      311,824
          8,967 EGL, Inc. (b) (c)............................      127,780
         19,865 Expeditors International Washington, Inc. (c)      648,592
          7,467 J.B. Hunt Transport Services, Inc. (b).......      218,783
          6,557 Overseas Shipholding Group, Inc..............      117,370
         15,951 Swift Transportation, Inc. (b)...............      319,307
                                                              ------------
                                                                 2,584,953
                                                              ------------

                TRUCKING & FREIGHT FORWARDING--0.1%
          9,320 GATX Corp. (c)...............................      212,682
                                                              ------------

                See accompanying notes to financial statements.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENT--2.6%


                                                          VALUE
              SHARES                                    (NOTE 1A)
             ------------------------------------------------------

                       UTILITIES--0.6%
                19,104 American Water Works, Inc...... $    868,850
                                                       ------------
                       Total Common Stocks
                        (Identified Cost $157,207,853)  136,187,121
                                                       ------------

             WARRANTS--0.0%

             -------------------------------------------

                       FINANCE & BANKING--0.0%
                 7,309 Dime Bancorp, Inc. (b).........          884
                                                       ------------
                       Total Warrants
                        (Identified Cost $2,888)......          884
                                                       ------------

           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--2.6%
        $3,675,000 Federal Home Loan Bank 1.020%, 01/06/03 $  3,674,479
                                                           ------------
                   Total Short Term Investment
                    (Identified Cost $3,674,479)..........    3,674,479
                                                           ------------
                   Total Investment--99.9%
                    (Identified Cost $160,885,220) (a)....  139,862,484
                   Other assets less liabilities..........       71,505
                                                           ------------
                   TOTAL NET ASSETS--100%................. $139,933,989
                                                           ============


FUTURES CONTRACTS

                      NUMBER OF EXPIRATION  CONTRACT   VALUATION AS OF   UNREALIZED
FUTURE CONTRACTS LONG CONTRACTS    DATE      AMOUNT   DECEMBER 31, 2002 DEPRECIATION
--------------------- --------- ---------- ---------- ----------------- ------------
  S & P MIDCAP 400...    15     03/20/2003 $3,251,586    $3,224,250       $(27,336)

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $162,225,841 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost......... $  8,424,532
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.........  (30,787,889)
                                                                ------------
   Net unrealized depreciation................................. $(22,363,357)
                                                                ============

(b)Non-income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $5,937,354 with cash collateral backing valued at $6,202,956.

                See accompanying notes to financial statements.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

ASSETS
  Investments at value.........................            $139,862,484
  Cash.........................................                  23,601
  Receivable for:
   Fund shares sold............................                 414,337
   Dividends and interest......................                  99,366
   Futures variation margin....................                  19,125
   Collateral for securities loaned............               6,202,956
                                                           ------------
    Total Assets...............................             146,621,869
LIABILITIES
  Payable for:
   Fund shares redeemed........................ $   43,652
   Securities purchased........................    376,896
   Return of collateral for securities loaned..  6,202,956
  Accrued expenses:
   Management fees.............................     26,652
   Service and distribution fees...............      3,748
   Directors fees..............................      1,331
   Other expenses..............................     32,645
                                                ----------
    Total Liabilities..........................               6,687,880
                                                           ------------
NET ASSETS.....................................            $139,933,989
                                                           ============
  Net assets consist of:
   Capital paid in.............................            $162,965,284
   Undistributed net investment income.........                 845,233
   Accumulated net realized gains (losses).....              (2,826,456)
   Unrealized appreciation (depreciation) on
    investments and futures contracts..........             (21,050,072)
                                                           ------------
NET ASSETS.....................................            $139,933,989
                                                           ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($117,339,889 divided by 13,228,694
 shares of beneficial interest)................            $       8.87
                                                           ============
CLASS B
Net asset value and redemption price per share
 ($12,789,664 divided by 1,449,074 shares
 of beneficial interest).......................            $       8.83
                                                           ============
CLASS E
Net asset value and redemption price per share
 ($9,804,436 divided by 1,107,488 shares
 of beneficial interest).......................            $       8.85
                                                           ============
Identified cost of investments.................            $160,885,220
                                                           ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends...............................               $  1,330,673
  Interest................................                     88,999 (a)
                                                         ------------
                                                            1,419,672
EXPENSES
  Management fees......................... $    312,945
  Service and distribution fees--Class B..       24,026
  Service and distribution fees--Class E..        5,110
  Directors' fees and expenses............       12,639
  Custodian...............................      125,221
  Audit and tax services..................       18,325
  Legal...................................        4,446
  Printing................................       44,449
  Insurance...............................        1,490
  Miscellaneous...........................       15,093
                                           ------------
  Total expenses..........................                    563,744
                                                         ------------
NET INVESTMENT INCOME.....................                    855,928
                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................   (1,053,168)
  Futures contracts--net..................     (714,840)   (1,768,008)
                                           ------------
Unrealized appreciation (depreciation) on:
  Investments--net........................  (21,945,478)
  Futures contracts--net..................      (64,134)  (22,009,612)
                                           ------------  ------------
Net gain (loss)...........................                (23,777,620)
                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................               $(22,921,692)
                                                         ============

(a)Includes income on securities loaned of $22,610

                See accompanying notes to financial statements.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    855,928  $    575,627
  Net realized gain (loss)..........................................   (1,768,008)     (619,575)
  Unrealized appreciation (depreciation)............................  (22,009,612)    1,186,226
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (22,921,692)    1,142,278
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (421,629)     (132,193)
    Class B.........................................................      (25,147)       (1,876)
    Class E.........................................................       (4,848)            0
                                                                     ------------  ------------
                                                                         (451,624)     (134,069)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0      (257,041)
    Class B.........................................................            0        (3,646)
    Class E.........................................................            0             0
                                                                     ------------  ------------
                                                                                0      (260,687)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (451,624)     (394,756)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   59,907,198    40,718,577
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   36,533,882    41,466,099

NET ASSETS
  Beginning of the year.............................................  103,400,107    61,934,008
                                                                     ------------  ------------
  End of the year................................................... $139,933,989  $103,400,107
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $    845,233  $    442,042
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                     YEAR ENDED                YEAR ENDED
                                                  DECEMBER 31, 2002         DECEMBER 31, 2001
                                              ------------------------  ------------------------
                                                SHARES          $         SHARES          $
                                              ----------  ------------  ----------  ------------
CLASS A
 Sales.......................................  5,486,283  $ 54,957,097   4,700,670  $ 47,191,802
 Reinvestments...............................     37,345       421,629      38,424       389,233
 Redemptions................................. (1,615,645)  (14,947,723) (1,238,362)  (12,549,128)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................  3,907,983  $ 40,431,003   3,500,732  $ 35,031,907
                                              ==========  ============  ==========  ============
CLASS B
 Sales.......................................  1,504,472  $ 14,628,114     687,866  $  6,907,792
 Reinvestments...............................      2,233        25,147         547         5,523
 Redemptions.................................   (622,989)   (5,646,073)   (123,055)   (1,226,745)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................    883,716  $  9,007,188     565,358  $  5,686,570
                                              ==========  ============  ==========  ============
CLASS E
 Sales.......................................  1,258,639  $ 11,924,664          10  $        100
 Reinvestments...............................        430         4,848           0             0
 Redemptions.................................   (151,591)   (1,460,505)          0             0
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................  1,107,478  $ 10,469,007          10  $        100
                                              ==========  ============  ==========  ============
 Increase (decrease) derived from capital
   share transactions........................  5,899,177  $ 59,907,198   4,066,100  $ 40,718,577
                                              ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                           CLASS A                           CLASS B
                                              ------------------------------     ---------------------------
                                                  YEAR ENDED     JULY 5, 2000(A)              JANUARY 2, 2001(A)
                                                 DECEMBER 31,        THROUGH      YEAR ENDED       THROUGH
                                              -----------------   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                2002      2001        2000           2002            2001
                                              --------  -------  --------------- ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD......... $  10.46  $ 10.64      $ 10.00       $ 10.43          $10.54
                                              --------  -------      -------       -------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     0.05     0.06         0.03          0.03            0.04
 Net realized and unrealized gain (loss) on
   investments...............................    (1.60)   (0.19)        0.66         (1.60)          (0.10)
                                              --------  -------      -------       -------          ------
 Total from investment operations............    (1.55)   (0.13)        0.69         (1.57)          (0.06)
                                              --------  -------      -------       -------          ------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (0.04)   (0.02)       (0.03)        (0.03)          (0.02)
 Distributions from net realized capital
   gains.....................................     0.00    (0.03)       (0.02)         0.00           (0.03)
                                              --------  -------      -------       -------          ------
 Total distributions.........................    (0.04)   (0.05)       (0.05)        (0.03)          (0.05)
                                              --------  -------      -------       -------          ------
NET ASSET VALUE, END OF PERIOD............... $   8.87  $ 10.46      $ 10.64       $  8.83          $10.43
                                              ========  =======      =======       =======          ======
TOTAL RETURN (%).............................    (14.9)    (1.2)         6.8 (b)     (15.1)            3.1 (b)
Ratio of operating expenses to average net
 assets (%)..................................     0.43     0.45         0.45 (c)      0.68            0.70 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.70     0.71         0.92 (c)      0.46            0.48 (c)
Portfolio turnover rate (%)..................       46       45          124 (c)        46              45 (c)
Net assets, end of period (000).............. $117,340  $97,505      $61,934       $12,790          $5,895
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................       --     0.52         0.83 (c)        --            0.77 (c)

                                                                                          CLASS E
                                                                                -----------------------

                                                                                             MAY 1, 2001(A)
                                                                                 YEAR ENDED     THROUGH
                                                                                DECEMBER 31,  DECEMBER 31,
                                                                                    2002          2001
NET ASSET VALUE, BEGINNING OF PERIOD...........................................    $10.45        $10.54
                                                                                   ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................................................      0.05          0.00
  Net realized and unrealized gain (loss) on investments.......................     (1.61)        (0.09)
                                                                                   ------        ------
  Total from investment operations.............................................     (1.56)        (0.09)
                                                                                   ------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................     (0.04)         0.00
                                                                                   ------        ------
  Total distributions..........................................................     (0.04)         0.00
                                                                                   ------        ------
NET ASSET VALUE, END OF PERIOD.................................................    $ 8.85        $10.45
                                                                                   ======        ======
TOTAL RETURN (%)...............................................................     (15.0)         (0.9)(b)
Ratio of operating expenses to average net assets (%)..........................      0.58          0.60 (c)
Ratio of net investment income to average net assets (%).......................      0.62          0.00 (c)
Portfolio turnover rate (%)....................................................        46            45 (c)
Net assets, end of period (000)................................................    $9,804        $  0.1
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)...........................        --          0.67 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO SEEK CAPITAL
 GROWTH.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $173 MILLION

   PORTFOLIO
    MANAGER
     ROBERT
   GENDELMAN


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the Neuberger Berman Partners Mid Cap Value Portfolio returned -9.6%, outperforming its benchmark, the Standard & Poor's MidCap 400/BARRA Value Index/7/, which fell 10.1% for the same time period. The average return of its peer group, the Lipper Variable Insurance Product Mid-Cap Value Funds universe/14/, was -10.8% for the same period. In a challenging year across all segments of the US equity market, mid-cap-value stocks declined less than other market cap and style categories.

PORTFOLIO ACTIVITY
Within the mid-cap-value universe, Information Technology (IT) stocks generated the largest returns in the 4th quarter after performing poorly earlier in the year, as investors appeared to be anticipating a recovery in technology-related capital-spending. Our portfolio had limited exposure to Information Technology
(IT). This stance did help contain portfolio losses over 2002. Portfolio holdings in Energy performed relatively well during the year and our larger representation of Health Care companies also benefited relative performance. For 2002, holdings within Financials, IT, Consumer Discretionary, and Industrials were most responsible for the portfolio's negative return.

PORTFOLIO OUTLOOK
Neuberger Berman is cautiously optimistic regarding the prospect of a healthy, sustained recovery; however, while the New Year may bring with it strong economic activity, it also may not. Accordingly, we believe it's important to assemble a portfolio of quality companies that should perform well regardless of the economic environment. Therefore, we focus on companies that, in our opinion, possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions--all characteristics we deem essential to withstand a protracted downturn, should one occur.

We also believe it's important to invest in these businesses at prices that do not yet reflect their intrinsic values; we have used market volatility and mercurial investor sentiment to do so. Most recently, we've discovered value opportunities within Health Care. Investors rotated out of this sector and into IT in the fourth quarter as they began to anticipate increases in capital-spending and economic activity. However, consensus earnings expectations for many IT companies, some of which have no current earnings, have not improved. Meanwhile, the fundamentals of many profitable Health Care companies have remained strong. We believe the run-up in IT stock-prices and declines in Health Care prices were often unwarranted. So, we capitalized on this opportunity. We expect our portfolio to benefit as investors return their focus to companies with the ability to produce and/or grow earnings under various economic conditions.

In order to achieve balance, we also own and are evaluating companies that we expect will experience rapid earnings expansion upon a more-robust economic improvement, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, controlling inventory, and being disciplined with expenses. We believe they will endure the challenging environment, and be well-positioned to benefit once it improves.

We believe our strategy will enable us to perform well versus the market under various economic scenarios, and to provide both downside protection and upside participation.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002
                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 AUTONATION, INC....................    2.7%
                 MANPOWER INC.......................    2.2
                 DAVITA, INC........................    2.1
                 ANTHEM, INC........................    2.0
                 OMNICARE, INC......................    1.9
                 PARTNERRE, LTD.....................    1.9
                 VIAD CORP..........................    1.8
                 TCF FINANCIAL......................    1.8
                 XL CAPITAL.........................    1.8
                 MOHAWK INDUSTRIES, INC.............    1.8


  A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400/BARRA VALUE INDEX SINCE
                                    11/9/98


                                    [CHART]

               Neuberger Berman Partners              S&P MidCap 400
                Mid Cap Value Portfolio             Barra Value Index
                -----------------------             -----------------
11/9/98                   $10,000                           $10,000
  12/98                    10,744                            10,689
  12/99                    12,639                            10,939
  12/00                    16,209                            13,984
  12/01                    15,802                            14,984
  12/02                    14,279                            13,468


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                             NEUBERGER BERMAN PARTNERS   S&P MIDCAP
                                   MID CAP VALUE          400/BARRA
                           CLASS A CLASS B(A) CLASS E(A) VALUE INDEX
           1 Year           -9.6%     -9.9%      -9.7%      -10.1%
           Since Inception   8.9      -7.0       -6.8         7.4

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--92.9% OF TOTAL NET ASSETS


                                                                      VALUE
  SHARES                                                            (NOTE 1A)
-------------------------------------------------------------------------------

           APPAREL & TEXTILES--3.5%
    98,000 Liz Claiborne, Inc..................................... $  2,905,700
    54,000 Mohawk Industries, Inc. (b)............................    3,075,300
                                                                   ------------
                                                                      5,981,000
                                                                   ------------

           AUTO PARTS--2.1%
    19,700 Johnson Controls, Inc..................................    1,579,349
    64,200 Lear Corp. (b).........................................    2,136,576
                                                                   ------------
                                                                      3,715,925
                                                                   ------------

           BANKS--8.5%
    57,700 City National Corp.....................................    2,538,223
    40,000 Comerica, Inc..........................................    1,729,600
    56,900 Greenpoint Financial Corp..............................    2,570,742
    73,100 North Fork Bancorp., Inc...............................    2,466,394
    91,700 SouthTrust Corp........................................    2,278,745
    71,400 TCF Financial Corp.....................................    3,119,466
                                                                   ------------
                                                                     14,703,170
                                                                   ------------

           BUSINESS SERVICES--6.9%
    55,099 Fair, Isaac and Co., Inc. (c)..........................    2,352,727
   121,200 Manpower, Inc..........................................    3,866,280
    87,200 Valassis Communications, Inc. (b)......................    2,566,296
   140,400 Viad Corp..............................................    3,137,940
                                                                   ------------
                                                                     11,923,243
                                                                   ------------

           COMPUTERS & BUSINESS EQUIPMENT--2.1%
    49,600 Pitney Bowes, Inc......................................    1,619,936
    76,800 Tech Data Corp. (b)....................................    2,070,528
                                                                   ------------
                                                                      3,690,464
                                                                   ------------

           CONGLOMERATES--1.5%
    67,200 SPX Corp...............................................    2,516,640
                                                                   ------------

           CONSTRUCTION MATERIALS--2.5%
    35,200 American Standard Cos., Inc. (b).......................    2,504,128
    48,000 Vulcan Materials Co....................................    1,800,000
                                                                   ------------
                                                                      4,304,128
                                                                   ------------

           DOMESTIC OIL--1.2%
    57,000 Talisman Energy, Inc...................................    2,061,690
                                                                   ------------

           DRUGS & HEALTH CARE--12.1%
    54,000 Anthem, Inc............................................    3,396,600
   145,500 DaVita, Inc. (b) (c)...................................    3,589,485
    72,100 Laboratory Corp. of America Holdings (b)...............    1,675,604
    87,500 Lincare Holdings, Inc. (b).............................    2,766,750
   138,600 Omnicare, Inc..........................................    3,302,838
    98,700 Tenet Healthcare Corp. (b).............................    1,618,680
    43,300 Triad Hospitals, Inc. (b)..............................    1,291,639
    27,700 Universal Health Services, Inc. (Class B) (b)..........    1,249,270
    87,000 WellChoice, Inc. (b)...................................    2,083,650
                                                                   ------------
                                                                     20,974,516
                                                                   ------------

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
  ----------------------------------------------------------------------------

          ELECTRIC UTILITIES--4.8%
   37,900 Energy East Corp....................................... $    837,211
   18,700 Entergy Corp...........................................      852,533
   55,837 Exelon Corp............................................    2,946,519
   22,700 FPL Group, Inc.........................................    1,364,951
   27,000 PPL Corp...............................................      936,360
   67,900 Pepco Holdings, Inc. (c)...............................    1,316,581
                                                                  ------------
                                                                     8,254,155
                                                                  ------------

          ELECTRONICS--1.0%
   54,500 Mettler-Toledo International, Inc. (b).................    1,747,270
                                                                  ------------

          FINANCIAL SERVICES--1.5%
   98,900 Federated Investors, Inc. (Class B)....................    2,509,093
                                                                  ------------

          FOOD & BEVERAGES--3.9%
  105,695 Archer-Daniels-Midland Co..............................    1,310,618
  106,500 Constellation Brands, Inc. (b).........................    2,525,115
   78,500 Dean Foods Co. (b).....................................    2,912,350
                                                                  ------------
                                                                     6,748,083
                                                                  ------------

          GAS & OIL--7.1%
   35,450 Apache Corp............................................    2,020,296
   40,700 Noble Corp. (b)........................................    1,430,605
   79,300 Ocean Energy, Inc. (b).................................    1,583,621
   47,400 Patterson-UTI Energy, Inc. (b) (c).....................    1,430,058
   66,700 Pioneer Natural Resources Co. (b)......................    1,684,175
   75,000 Sunoco, Inc............................................    2,488,500
   68,349 XTO Energy, Inc........................................    1,688,220
                                                                  ------------
                                                                    12,325,475
                                                                  ------------

          GAS & PIPELINE UTILITIES--1.3%
   65,900 Equitable Resources, Inc...............................    2,309,136
                                                                  ------------

          INSURANCE--12.4%
   50,500 Ambac Financial Group, Inc.............................    2,840,120
   42,800 Loews Corp.............................................    1,902,888
   63,700 PartnerRe, Ltd.........................................    3,300,934
   87,000 Principal Financial Group, Inc.........................    2,621,310
   69,000 Radian Group, Inc......................................    2,563,350
   63,700 RenaissanceRe Holdings, Ltd............................    2,522,520
   85,200 The PMI Group, Inc.....................................    2,559,408
   40,300 Xl Capital, Ltd........................................    3,113,175
                                                                  ------------
                                                                    21,423,705
                                                                  ------------

          INTERNET--1.5%
  143,300 IndyMac Bancorp, Inc. (b)..............................    2,649,617
                                                                  ------------

          INVESTMENT BROKERAGE--0.9%
   28,200 Lehman Brothers Holdings, Inc..........................    1,502,778
                                                                  ------------

          LEISURE--1.7%
  106,500 Brunswick Corp.........................................    2,115,090
   39,900 Regal Entertainment Group (c)..........................      854,658
                                                                  ------------
                                                                     2,969,748
                                                                  ------------

                See accompanying notes to financial statements.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
  SHARES                                                  (NOTE 1A)
---------------------------------------------------------------------

           MEDIA--0.7%
    56,500 Belo Corp.................................... $  1,204,580
                                                         ------------

           RAILROADS & EQUIPMENT--2.3%
    69,400 CSX Corp.....................................    1,964,714
    46,900 Canadian National Railway Co.................    1,949,164
                                                         ------------
                                                            3,913,878
                                                         ------------

           RETAIL--10.5%
   366,400 Autonation, Inc..............................    4,601,984
    66,800 BJ's Wholesale Club, Inc. (b)................    1,222,440
    68,200 Brinker International, Inc. (b)..............    2,199,450
   277,600 Foot Locker, Inc.............................    2,914,800
    72,700 May Department Stores Co.....................    1,670,646
   175,200 Office Depot, Inc. (b).......................    2,585,952
    57,900 Payless Shoesource, Inc. (b).................    2,980,113
                                                         ------------
                                                           18,175,385
                                                         ------------

           SOFTWARE--1.4%
   184,800 Computer Associates International, Inc.......    2,494,800
                                                         ------------

           TELECOMMUNICATIONS--0.5%
    32,800 Harris Corp..................................      862,640
                                                         ------------

           TRANSPORTATION--1.0%
    41,100 Teekay Shipping Corp.........................    1,672,770
                                                         ------------
           Total Common Stocks (Identified Cost
            $167,899,550)...............................  160,633,889
                                                         ------------

SHORT TERM INVESTMENTS--5.9%

   FACE                                                      VALUE
  AMOUNT                                                   (NOTE 1A)
----------------------------------------------------------------------

            REPURCHASE AGREEMENT--5.9%
$10,323,000 State Street Corp. Repurchase Agreement dated
             12/31/02 at 0.250% to be repurchased at
             $10,323,143 on 1/02/03, collateralized by
             $10,530,000 U.S. Treasury Note
             2.000% due 11/30/04 with a
             value of $10,635,300........................ $ 10,323,000
                                                          ------------
            Total Short Term Investment
             (Identified Cost $10,323,000)...............   10,323,000
                                                          ------------
            Total Investments--98.8%
             (Identified Cost $178,222,550) (a)..........  170,956,889
            Other assets less liabilities................    2,007,548
                                                          ------------

            TOTAL NET ASSETS--100%....................... $172,964,437
                                                          ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $179,225,827 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $  5,863,208
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (14,132,146)
                                                               ------------
   Net unrealized depreciation................................ $ (8,268,938)
                                                               ============

(b)Non-Income producing security.

(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $1,461,890 with cash collateral backing valued at $1,503,644.

                See accompanying notes to financial statements.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

ASSETS
  Investments at value.........................            $170,956,889
  Cash.........................................                     299
  Receivable for:
   Securities sold.............................               1,897,202
   Fund shares sold............................                 211,371
   Dividends and interest......................                  82,754
   Collateral for securities loaned............               1,503,644
                                                           ------------
    Total Assets...............................             174,652,159
LIABILITIES
  Payable for:
   Fund shares redeemed........................ $   44,239
   Withholding taxes...........................      1,203
   Return of collateral for securities loaned..  1,503,644
  Accrued expenses:
   Management fees.............................    101,171
   Service and distribution fees...............      2,890
   Directors fees..............................      1,331
   Other expenses..............................     33,244
                                                ----------
    Total Liabilities..........................               1,687,722
                                                           ------------
NET ASSETS.....................................            $172,964,437
                                                           ============
  Net assets consist of:
   Capital paid in.............................            $184,000,844
   Undistributed net investment income.........                 679,765
   Accumulated net realized gains (losses).....              (4,450,450)
   Unrealized appreciation (depreciation) on
    investments and foreign currency...........              (7,265,722)
                                                           ------------
NET ASSETS.....................................            $172,964,437
                                                           ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($156,116,905 divided by 12,239,077
 shares of beneficial interest)................            $      12.76
                                                           ============
CLASS B
Net asset value and redemption price per share
 ($11,112,983 divided by 876,017 shares
 of beneficial interest).......................            $      12.69
                                                           ============
CLASS E
Net asset value and redemption price per share
 ($5,734,549 divided by 449,971 shares of
 beneficial interest)..........................            $      12.74
                                                           ============
Identified cost of investments.................            $178,222,550
                                                           ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends...............................               $  1,997,946 (a)
  Interest................................                     68,285 (b)
                                                         ------------
                                                            2,066,231
EXPENSES
  Management fees......................... $  1,183,008
  Service and distribution fees--Class B..       15,096
  Service and distribution fees--Class E..        3,025
  Directors' fees and expenses............       12,639
  Custodian...............................       97,147
  Audit and tax services..................       18,325
  Legal...................................        5,102
  Printing................................       51,352
  Insurance...............................        2,328
  Miscellaneous...........................        5,408
                                           ------------
  Total expenses before reductions........    1,393,430
  Expense reductions......................      (49,178)    1,344,252
                                           ------------  ------------
NET INVESTMENT INCOME.....................                    721,979
                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................   (3,479,303)
  Foreign currency transactions--net......           12    (3,479,291)
                                           ------------
Unrealized appreciation (depreciation) on:
  Investments--net........................  (16,510,932)
  Foreign currency transactions--net......           11   (16,510,921)
                                           ------------  ------------
Net gain (loss)...........................                (19,990,212)
                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................               $(19,268,233)
                                                         ============

(a)Net of foreign taxes of $6,631
(b)Includes income on securities loaned of $9,229

                See accompanying notes to financial statements.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                         YEAR ENDED    YEAR ENDED
                                                                        DECEMBER 31,  DECEMBER 31,
                                                                            2002          2001
                                                                        ------------  ------------
FROM OPERATIONS
 Net investment income................................................. $    721,979  $  1,422,706
 Net realized gain (loss)..............................................   (3,479,291)    1,938,122
 Unrealized appreciation (depreciation)................................  (16,510,921)   (7,122,181)
                                                                        ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....................  (19,268,233)   (3,761,353)
                                                                        ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A............................................................     (167,169)     (277,956)
    Class B............................................................       (2,000)            0
    Class E............................................................         (561)            0
                                                                        ------------  ------------
                                                                            (169,730)     (277,956)
                                                                        ------------  ------------
   Net realized gain
    Class A............................................................     (346,278)   (2,924,102)
    Class B............................................................       (8,288)            0
    Class E............................................................       (1,161)            0
                                                                        ------------  ------------
                                                                            (355,727)   (2,924,102)
                                                                        ------------  ------------
 TOTAL DISTRIBUTIONS...................................................     (525,457)   (3,202,058)
                                                                        ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.....   30,242,204    38,123,159
                                                                        ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   10,448,514    31,159,748

NET ASSETS
 Beginning of the year.................................................  162,515,923   131,356,175
                                                                        ------------  ------------
 End of the year....................................................... $172,964,437  $162,515,923
                                                                        ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year....................................................... $    679,765  $    167,106
                                                                        ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                          YEAR ENDED                YEAR ENDED
                                                       DECEMBER 31, 2002         DECEMBER 31, 2001
                                                   ------------------------  ------------------------
                                                     SHARES          $         SHARES          $
                                                   ----------  ------------  ----------  ------------
CLASS A
 Sales............................................  4,013,620  $ 55,696,841   4,725,649  $ 66,285,927
 Reinvestments....................................     34,116       513,447     226,614     3,202,058
 Redemptions...................................... (3,111,406)  (41,460,183) (2,510,125)  (33,759,535)
                                                   ----------  ------------  ----------  ------------
 Net increase (decrease)..........................    936,330  $ 14,750,105   2,442,138  $ 35,728,450
                                                   ==========  ============  ==========  ============
CLASS B
 Sales............................................  1,094,957  $ 14,558,772     206,920  $  2,863,028
 Reinvestments....................................        686        10,288           0             0
 Redemptions......................................   (390,340)   (5,024,763)    (36,206)     (500,621)
                                                   ----------  ------------  ----------  ------------
 Net increase (decrease)..........................    705,303  $  9,544,297     170,714  $  2,362,407
                                                   ==========  ============  ==========  ============
CLASS E
 Sales............................................    523,230  $  6,960,500       2,275  $     32,302
 Reinvestments....................................        115         1,722           0             0
 Redemptions......................................    (75,649)   (1,014,420)          0             0
                                                   ----------  ------------  ----------  ------------
 Net increase (decrease)..........................    447,696  $  5,947,802       2,275  $     32,302
                                                   ==========  ============  ==========  ============
 Increase (decrease) derived from capital share
   transactions...................................  2,089,329  $ 30,242,204   2,615,127  $ 38,123,159
                                                   ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                       CLASS A
                                              ------------------------------------------------------
                                                                                     NOVEMBER 9, 1998(A)
                                                     YEAR ENDED DECEMBER 31,               THROUGH
                                              -------------------------------------     DECEMBER 31,
                                                2002      2001      2000      1999          1998
                                              --------  --------  --------  -------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD......... $  14.16  $  14.82  $  11.97  $ 10.73        $10.00
                                              --------  --------  --------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     0.06      0.13      0.04     0.06          0.03
 Net realized and unrealized gain (loss) on
   investments...............................    (1.42)    (0.50)     3.35     1.80          0.71
                                              --------  --------  --------  -------        ------
 Total from investment operations............    (1.36)    (0.37)     3.39     1.86          0.74
                                              --------  --------  --------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (0.01)    (0.03)    (0.04)   (0.07)        (0.01)
 Distributions from net realized capital
   gains.....................................    (0.03)    (0.26)    (0.50)   (0.55)         0.00
                                              --------  --------  --------  -------        ------
 Total distributions.........................    (0.04)    (0.29)    (0.54)   (0.62)        (0.01)
                                              --------  --------  --------  -------        ------
NET ASSET VALUE, END OF PERIOD............... $  12.76  $  14.16  $  14.82  $ 11.97        $10.73
                                              ========  ========  ========  =======        ======
TOTAL RETURN (%).............................     (9.6)     (2.5)     28.3     17.6           7.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.80      0.81      0.87     0.72          0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.77      0.69      0.76       --            -- (c)
Ratio of net investment income to average
 net assets (%)..............................     0.43      0.90      0.58     0.86          2.61 (c)
Portfolio turnover rate (%)..................       84       212       207      134            21 (c)
Net assets, end of period (000).............. $156,117  $160,074  $131,356  $38,722        $8,647
The Ratios of operating expenses to average
 net assets without giving effect to
 the voluntary expense agreement would have
 been (%)....................................       --        --        --     1.18         1.86 (c)

                                                                                             CLASS B
                                                                                   -----------------------
                                                                                       YEAR     MAY 1, 2001(A)
                                                                                      ENDED        THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $ 14.12        $14.36
                                                                                     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.01          0.04
  Net realized and unrealized gain (loss) on investments..........................     (1.40)        (0.28)
                                                                                     -------        ------
  Total from investment operations................................................     (1.39)        (0.24)
                                                                                     -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.01)         0.00
  Distributions from net realized capital gains...................................     (0.03)         0.00
                                                                                     -------        ------
  Total distributions.............................................................     (0.04)         0.00
                                                                                     -------        ------
NET ASSET VALUE, END OF PERIOD....................................................   $ 12.69        $14.12
                                                                                     =======        ======
TOTAL RETURN (%)..................................................................      (9.9)         (1.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.05          1.06 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.02          0.97 (c)
Ratio of net investment income to average net assets (%)..........................      0.17          0.77 (c)
Portfolio turnover rate (%).......................................................        84           212 (c)
Net assets, end of period (000)...................................................   $11,113        $2,410

                                                                                             CLASS E
                                                                                   -----------------------
                                                                                       YEAR     MAY 1, 2001(A)
                                                                                      ENDED        THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $14.15        $14.37
                                                                                      ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.03          0.00
  Net realized and unrealized gain (loss) on investments..........................     (1.40)        (0.22)
                                                                                      ------        ------
  Total from investment operations................................................     (1.37)        (0.22)
                                                                                      ------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.01)         0.00
  Distributions from net realized capital gains...................................     (0.03)         0.00
                                                                                      ------        ------
  Total distributions.............................................................     (0.04)         0.00
                                                                                      ------        ------
NET ASSET VALUE, END OF PERIOD....................................................    $12.74        $14.15
                                                                                      ======        ======
TOTAL RETURN (%)..................................................................      (9.7)         (1.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.95          0.96 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.87 (c)
Ratio of net investment income to average net assets (%)..........................      0.29          0.67 (c)
Portfolio turnover rate (%).......................................................        84           212 (c)
Net assets, end of period (000)...................................................    $5,735        $   32

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.


                See accompanying notes to financial statements.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 MAXIMUM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  4/29/88

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
 $689 MILLION

   PORTFOLIO
    MANAGER
 EILEEN LEARY
      CFA

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the State Street Research Aggressive Growth Portfolio returned -28.7% compared to its benchmark, the Russell Midcap(R) Growth Index/8/, which returned -27.4%, and the Standard & Poor's 500 Composite Stock Price Index/2/ return of -22.1%. The average return of the portfolio's peer group, the Lipper Variable Insurance Products Mid Cap Growth Funds universe/14/, was -31.1% for the same period.

The Portfolio's performance can be attributed to an extremely weak stock market that persisted throughout most of the year. Not even a strong rally in the fourth quarter could offset severe losses that accumulated earlier in the year. Our investments in the Consumer Discretionary sector helped the portfolio outperform its peer group.

PORTFOLIO ACTIVITY
In the Consumer Discretionary sector, the portfolio benefited from stock selection in several key areas. In commercial services, for example, we owned eBay, Expedia and ChoicePoint, all of which posted gains for the year. Brinker International, a restraint holding company, and Harrah's and Mandalay Resorts, both casino and gaming companies, also helped returns. In the Transportation sector, the portfolio benefited from owning PACCAR, a manufacturer of heavy-duty trucks.

Although we chose some solid performers in the software group, including Intuit, which posted gains for the year, many of our holdings in communications technology experienced significant price deterioration. Our investments in Symbol Technology, Riverstone Networks, Brocade Communications, and Flextronics were a drag on performance. The portfolio's investments in semiconductor-related stocks were additional disappointments.

In the Health Care sector, our investment in biotechnology market leader Genzyme made a positive contribution to performance. However, those gains were offset by losses among pharmaceutical stocks, including Sepracor, King Pharmaceuticals, CV Therapeutics, and Andrx.

PORTFOLIO OUTLOOK
During the final quarter of the year, we increased our exposure to sectors that are sensitive to an improving economy. These included Technology, Consumer Discretionary, and Energy sectors. We also decreased our exposure to more defensive sectors of the market, including Health Care and Materials.

Although mid-cap growth stocks have underperformed the market over the last several years, the sector's disappointments have also created many compelling opportunities. Market volatility may persist into the new year, but we will continue to select stocks on the basis of bottom-up fundamental analysis because we believe that security selection will be a key element for success in this environment.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 ANTHEM, INC........................    2.2%
                 EXPEDIA, INC.......................    2.2
                 THE GAP, INC.......................    2.1
                 ALLERGAN, INC......................    2.0
                 NASDAQ 100 TRUST...................    2.0
                 ZIMMER HOLDINGS, INC...............    2.0
                 CAREMARK RX, INC...................    1.9
                 BOSTON SCIENTIFIC CORP.............    1.8
                 RENAISSANCERE HOLDINGS, LTD........    1.8
                 CDW COMPUTER CENTERS, INC..........    1.7


 A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND RUSSELL MIDCAP GROWTH
                             INDEX SINCE 12/31/92


                            [CHART]

            State Street Research         Russell
              Aggressive Growth        MidCap Growth      S&P 500
                  Portfolio                Index           Index
            ---------------------      -------------      -------
12/92             $10,000                 $10,000         $10,000
12/93              12,264                  11,118          11,007
12/94              12,033                  10,877          11,151
12/95              15,582                  14,570          15,335
12/96              16,787                  17,118          18,850
12/97              17,906                  20,974          25,134
12/98              20,359                  24,721          32,322
12/99              27,126                  37,406          39,120
12/00              25,059                  33,011          35,565
12/01              19,105                  26,357          31,350
12/02              13,619                  19,140          24,421


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                  STATE STREET    RUSSELL
                                    RESEARCH      MIDCAP
                               AGGRESSIVE GROWTH  GROWTH  S&P 500
                               CLASS A CLASS E(A)  INDEX   INDEX
               1 Year           -28.7%   -28.8%    -27.4%  -22.1%
               5 Years          - 5.3      N/A     - 1.8   - 0.6
               10 Years           3.1      N/A       6.7     9.3
               Since Inception    8.0    -25.2       9.7    11.2

--------------------------------------------------------------------------------

 (a) Commenced operation May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--96.2% OF TOTAL NET ASSETS


                                                                VALUE
        SHARES                                                (NOTE 1A)
      -------------------------------------------------------------------

                 APPAREL & TEXTILES--1.0%
         194,400 Jones Apparel Group, Inc. (b).............. $  6,889,536
                                                             ------------

                 AUTOMOBILES--1.1%
         161,100 PACCAR, Inc................................    7,431,543
                                                             ------------

                 BANKS--3.2%
         398,500 Investors Financial Services Corp..........   10,914,915
         210,600 National Commerce Financial Corp...........    5,022,810
         149,700 TCF Financial Corp.........................    6,540,393
                                                             ------------
                                                               22,478,118
                                                             ------------

                 BIOTECHNOLOGY--3.1%
         194,500 Biogen, Inc. (b)...........................    7,791,670
         243,900 Genzyme Corp. (b)..........................    7,212,123
         240,300 InterMune, Inc. (b) (c)....................    6,130,053
                                                             ------------
                                                               21,133,846
                                                             ------------

                 BUSINESS SERVICES--4.3%
         275,533 ChoicePoint, Inc. (b)......................   10,880,798
         299,300 Corporate Executive Board Co. (b) (c)......    9,553,656
         156,400 Education Management Corp. (b).............    5,880,640
         103,600 Manpower, Inc..............................    3,304,840
                                                             ------------
                                                               29,619,934
                                                             ------------

                 COMPUTERS & BUSINESS EQUIPMENT--1.1%
         127,000 Lexmark International, Inc. (b)............    7,683,500
                                                             ------------

                 DRUGS & HEALTH CARE--15.4%
         241,700 Allergan, Inc. (b).........................   13,926,754
         248,500 Andrx Corp. (b)............................    3,645,495
         246,200 Anthem, Inc................................   15,485,980
          83,300 Barr Laboratories, Inc. (b)................    5,421,997
         785,100 Caremark Rx, Inc. (b)......................   12,757,875
         318,500 Community Health Systems, Inc. (b).........    6,557,915
         380,100 CV Therapeutics, Inc. (b) (c)..............    6,925,422
         539,800 King Pharmaceuticals, Inc. (b).............    9,279,162
         214,400 MedImmune, Inc. (b)........................    5,825,248
         232,400 Shire Pharmaceuticals Group, Plc. (ADR) (b)    4,390,036
         193,600 Teva Pharmaceutical Industries, Ltd. (ADR).    7,474,896
         270,500 Triad Hospitals, Inc. (b)..................    8,069,015
          91,100 Wellpoint Health Networks, Inc. (b)........    6,482,676
                                                             ------------
                                                              106,242,471
                                                             ------------

                 FOOD & BEVERAGES--2.6%
         179,900 Adolph Coors Co. (Class B).................   11,018,875
         265,200 Pepsi Bottling Group, Inc..................    6,815,640
                                                             ------------
                                                               17,834,515
                                                             ------------

                 GAS & OIL--7.2%
         168,000 BJ Services Co.............................    5,428,080
         194,400 Nabors Industries, Ltd. (b)................    6,856,488
         238,000 Noble Corp. (b)............................    8,365,700
         394,300 Ocean Energy, Inc. (b).....................    7,874,171
         322,300 Patterson-UTI Energy, Inc. (b) (c).........    9,723,791

                                                              VALUE
          SHARES                                            (NOTE 1A)
        ---------------------------------------------------------------

                   GAS & OIL--(CONTINUED)
           454,200 XTO Energy, Inc........................ $ 11,218,740
                                                           ------------
                                                             49,466,970
                                                           ------------

                   HEALTH CARE--PRODUCTS--3.8%
           293,400 Boston Scientific Corp.................   12,475,368
           325,500 Zimmer Holdings, Inc. (b)..............   13,514,760
                                                           ------------
                                                             25,990,128
                                                           ------------

                   HOTELS & RESTAURANTS--2.2%
           345,500 Darden Restaurants, Inc................    7,065,475
           256,300 Mandalay Resort Group (b) (c)..........    7,845,343
                                                           ------------
                                                             14,910,818
                                                           ------------

                   HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.1%
           214,800 The Stanley Works......................    7,427,784
                                                           ------------

                   INSURANCE--3.3%
           106,000 ACE, Ltd...............................    3,110,040
           147,500 PartnerRe, Ltd.........................    7,643,450
           308,900 RenaissanceRe Holdings, Ltd. (c).......   12,232,440
                                                           ------------
                                                             22,985,930
                                                           ------------

                   INTERNET--6.3%
           112,800 eBay, Inc. (b) (c).....................    7,650,096
           223,400 Expedia, Inc. (b) (c)..................   14,952,207
           531,000 Network Associates, Inc. (b) (c).......    8,543,790
           284,300 Overture Services, Inc. (b) (c)........    7,764,233
           263,600 Yahoo! Inc. (b)........................    4,309,860
                                                           ------------
                                                             43,220,186
                                                           ------------

                   INVESTMENT BROKERAGE--1.0%
           130,100 Lehman Brothers Holdings, Inc..........    6,933,029
                                                           ------------

                   INVESTMENT TRUSTS--2.0%
           555,100 Nasdaq 100 Trust.......................   13,527,787
                                                           ------------

                   LEISURE--3.9%
           197,700 Harrah Entertainment, Inc. (b).........    7,828,920
           101,400 International Game Technology, Inc. (b)    7,698,288
           491,000 USA Interactive (b)....................   11,253,720
                                                           ------------
                                                             26,780,928
                                                           ------------

                   MEDIA--2.4%
           388,900 Cox Radio, Inc. (b) (c)................    8,870,809
           309,500 Univision Communications, Inc. (b) (c).    7,582,750
                                                           ------------
                                                             16,453,559
                                                           ------------

                   MINING--1.2%
           288,600 Newmont Mining Corp....................    8,378,058
                                                           ------------

                   RETAIL--12.8%
           327,700 Bed Bath & Beyond, Inc. (b)............   11,315,481
           205,600 Best Buy Co., Inc. (b).................    4,965,240

                See accompanying notes to financial statements.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
           SHARES                                           (NOTE 1A)
         --------------------------------------------------------------

                    RETAIL--(CONTINUED)
            297,000 Brinker International, Inc. (b)....... $  9,578,250
            542,025 CarMax, Inc. (b) (c)..................    9,691,407
            267,800 CDW Computer Centers, Inc. (b)........   11,743,030
            337,800 Chico's FAS, Inc. (b) (c).............    6,387,798
            311,800 Family Dollar Stores, Inc.............    9,731,278
            545,900 Staples, Inc. (b).....................    9,989,970
            940,700 The Gap, Inc..........................   14,599,664
                                                           ------------
                                                             88,002,118
                                                           ------------

                    SEMICONDUCTORS--7.9%
            809,900 Altera Corp. (b)......................    9,986,067
            199,300 Broadcom Corp. (b)....................    3,001,458
          1,155,000 Cypress Semiconductor Corp. (b).......    6,606,600
            549,000 Lam Research Corp. (b)................    5,929,200
            297,900 Microchip Technology, Inc.............    7,283,655
            614,400 National Semiconductor Corp...........    9,222,144
            222,500 Novellus Systems, Inc.................    6,247,800
            517,100 NVIDIA Corp. (b) (c)..................    5,951,821
                                                           ------------
                                                             54,228,745
                                                           ------------

                    SOFTWARE--6.9%
            207,300 Adobe Systems, Inc....................    5,141,247
            174,100 Affiliated Computer Services, Inc. (b)    9,166,365
            723,500 BEA Systems, Inc. (b).................    8,298,545
            318,300 BMC Software, Inc. (b)................    5,446,113
            136,700 Intuit, Inc. (b)......................    6,413,964
            371,200 PeopleSoft, Inc. (b)..................    6,792,960
            414,000 VERITAS Software Corp. (b)............    6,466,680
                                                           ------------
                                                             47,725,874
                                                           ------------

                    TELECOMMUNICATIONS--1.0%
            662,400 CIENA Corp. (b).......................    3,404,736
            325,300 Nextel Communications, Inc. (b).......    3,757,215
                                                           ------------
                                                              7,161,951
                                                           ------------

                    TOYS & AMUSEMENTS--1.4%
            525,500 Mattel, Inc...........................   10,063,325
                                                           ------------
                    Total Common Stocks
                     (Identified Cost $686,260,946).......  662,570,653
                                                           ------------

SHORT TERM INVESTMENTS--3.9%

            FACE                                             VALUE
           AMOUNT                                          (NOTE 1A)
         -------------------------------------------------------------

                     COMMERCIAL PAPER--3.9%
         $10,699,000 American Express Credit Corp.
                      1.180%, 01/02/03.................. $ 10,698,649
             571,000 Morgan Stanley Dean Witter & Co.
                      1.400%, 01/02/03..................      570,978
           6,471,000 Morgan Stanley Dean Witter & Co.
                      1.450%, 01/07/03..................    6,469,436
           8,736,000 Pitney Bowes, Inc. 1.300%, 01/06/03    8,734,423
                                                         ------------
                                                           26,473,486
                                                         ------------
                     Total Short Term Investments
                      (Identified Cost $26,473,486).....   26,473,486
                                                         ------------
                     Total Investments--100.1%
                      (Identified Cost $712,734,432) (a)  689,044,139
                     Other assets less liabilities......     (357,892)
                                                         ------------

                     TOTAL NET ASSETS--100%............. $688,686,247
                                                         ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $717,891,979 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $ 48,326,335
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (77,174,175)
                                                               ------------
   Net unrealized depreciation................................ $(28,847,840)
                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $40,576,036 with collateral backing valued at $42,386,247.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

ASSETS
  Investments at value.....................             $  689,044,139
  Cash.....................................                        154
  Receivable for:
   Fund shares sold........................                     60,417
   Dividends and interest..................                    224,099
   Collateral for securities loaned........                 42,386,247
                                                        --------------
    Total Assets...........................                731,715,056
LIABILITIES
  Payable for:
   Fund shares redeemed.................... $   156,958
   Return of collateral for securities
    loaned.................................  42,386,247
  Accrued expenses:
   Management fees.........................     442,492
   Service and distribution fees...........         164
   Directors fees..........................       1,331
   Other expenses..........................      41,617
                                            -----------
    Total Liabilities......................                 43,028,809
                                                        --------------
NET ASSETS.................................             $  688,686,247
                                                        ==============
  Net assets consist of:
   Capital paid in.........................             $1,299,998,787
   Accumulated net realized gains
    (losses)...............................               (587,622,247)
   Unrealized appreciation (depreciation)
    on investments.........................                (23,690,293)
                                                        --------------
NET ASSETS.................................             $  688,686,247
                                                        ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per
 share ($687,324,894 divided by
 53,900,291 shares of beneficial
 interest).................................             $        12.75
                                                        ==============
CLASS E
Net asset value and redemption price per
 share ($1,361,353 divided by 106,868
 shares of beneficial interest)............             $        12.74
                                                        ==============
Identified cost of investments.............             $  712,734,432
                                                        ==============


STATEMENT OF OPERATIONS
-------------------------------------------
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends...............................             $   1,898,422 (a)
  Interest................................                 3,066,067 (b)
                                                       -------------
                                                           4,964,489
EXPENSES
  Management fees......................... $6,146,514
  Service and distribution fees--Class E..        802
  Directors' fees and expenses............     12,639
  Custodian...............................    189,223
  Audit and tax services..................     18,325
  Legal...................................     22,575
  Printing................................    233,946
  Insurance...............................     13,199
  Miscellaneous...........................     17,717
                                           ----------
  Total expenses before reductions........  6,654,940
  Expense reductions......................   (131,530)     6,523,410
                                           ----------  -------------
NET INVESTMENT INCOME (LOSS)..............                (1,558,921)
                                                       -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................              (205,748,625)
Unrealized appreciation (depreciation) on:
  Investments--net........................               (91,494,665)
                                                       -------------
Net gain (loss)...........................              (297,243,290)
                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................             $(298,802,211)
                                                       =============

(a)Net of foreign taxes of $22,603
(b)Includes income on securities loaned of $147,360


                See accompanying notes to financial statements.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (1,558,921) $   (1,260,864)
  Net realized gain (loss)..........................................   (205,748,625)   (379,674,078)
  Unrealized appreciation (depreciation)............................    (91,494,665)     31,725,889
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (298,802,211)   (349,209,043)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................              0        (645,120)
   Net realized gain
    Class A.........................................................              0    (320,255,972)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................              0    (320,901,092)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (81,757,945)    238,284,400
                                                                     --------------  --------------
  Total increase (decrease) in net assets...........................   (380,560,156)   (431,825,735)
NET ASSETS
  Beginning of the year.............................................  1,069,246,403   1,501,072,138
                                                                     --------------  --------------
  End of the year................................................... $  688,686,247  $1,069,246,403
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the year................................................... $            0  $            0
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                 YEAR ENDED
                                                       DECEMBER 31, 2002          DECEMBER 31, 2001
                                                   -------------------------  -------------------------
                                                     SHARES          $          SHARES          $
                                                   ----------  -------------  ----------  -------------
                                                   ----------  -------------  ----------  -------------
CLASS A
 Sales............................................  2,971,362  $  43,018,404   3,014,132  $  60,472,342
 Reinvestments....................................          0              0  16,037,036    320,901,092
 Redemptions...................................... (8,856,139)  (126,286,474) (6,787,945)  (143,089,134)
                                                   ----------  -------------  ----------  -------------
 Net increase (decrease).......................... (5,884,777) $ (83,268,070) 12,263,223  $ 238,284,300
                                                   ==========  =============  ==========  =============
CLASS E
 Sales............................................    129,917  $   1,830,625           5  $         100
 Reinvestments....................................          0              0           0              0
 Redemptions......................................    (23,054)      (320,500)          0              0
                                                   ----------  -------------  ----------  -------------
 Net increase (decrease)..........................    106,863  $   1,510,125           5  $         100
                                                   ==========  =============  ==========  =============
 Increase (decrease) derived from capital share
   transactions................................... (5,777,914) $ (81,757,945) 12,263,228  $ 238,284,400
                                                   ==========  =============  ==========  =============


                See accompanying notes to financial statements.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                            CLASS A
                                                   --------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------
                                                     2002       2001        2000        1999        1998
                                                   --------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $  17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                   --------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).....................    (0.03)      (0.02)      (0.04)      (0.12)      (0.06)
 Net realized and unrealized gain (loss) on
   investments....................................    (5.10)      (6.73)      (1.98)       9.86        3.75
                                                   --------  ----------  ----------  ----------  ----------
 Total from investment operations.................    (5.13)      (6.75)      (2.02)       9.74        3.69
                                                   --------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income.........     0.00       (0.01)       0.00        0.00        0.00
 Distributions from net realized capital gains....     0.00       (6.95)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
 Total distributions..............................     0.00       (6.96)      (4.84)      (0.82)      (1.77)
                                                   --------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................... $  12.75  $    17.88  $    31.59  $    38.45  $    29.53
                                                   ========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)..................................    (28.7)      (23.8)       (7.6)       33.2        13.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79        0.77        0.73        0.72        0.75
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77        0.76        0.72          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................    (0.18)      (0.11)      (0.12)      (0.31)      (0.20)
Portfolio turnover rate (%).......................      134         150         170          86          97
Net assets, end of period (000)................... $687,325  $1,069,246  $1,501,072  $1,600,841  $1,431,337

                                                                                             CLASS E
                                                                                   -----------------------
                                                                                       YEAR     MAY 1, 2001(A)
                                                                                      ENDED        THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2002          2001
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $17.88        $20.66
                                                                                      ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     (0.01)        (0.02)
  Net realized and unrealized gain (loss) on investments..........................     (5.13)        (2.76)
                                                                                      ------        ------
  Total from investment operations................................................     (5.14)        (2.78)
                                                                                      ------        ------
NET ASSET VALUE, END OF PERIOD....................................................    $12.74        $17.88
                                                                                      ======        ======
TOTAL RETURN (%)..................................................................     (28.8)        (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.94          0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92          0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................     (0.24)        (0.12)(c)
Portfolio turnover rate (%).......................................................       134           150 (c)
Net assets, end of period (000)...................................................    $1,361        $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 RETURN OF THE
 RUSSELL 2000
 INDEX.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 SMALL CAP
 STOCKS

  NET ASSETS
 $151 MILLION

  PORTFOLIO
   MANAGER
   METLIFE
  INVESTMENT
  DEPARTMENT


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the Russell 2000 Index Portfolio returned -20.5% compared to its benchmark, the Russell 2000(R) Index/10/, which returned -20.5%. Dividend income accounted for 1.10% of this year's total return. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Small Cap Core Funds/14/, was -18.9% for the same period.

The Russell 2000 Index experienced significant volatility this year. The benchmark was up 4.0% in the first quarter, down 8.3% in second quarter, down 21.4% in the third quarter, and finally up 6.2% in the fourth quarter. Despite the volatility, small cap stocks outperformed the large cap S&P 500 Index in 2002 by 1.6% (-20.5% vs. -22.1%).

PORTFOLIO ACTIVITY
All of the twelve sectors in the Russell 2000 Index posted negative returns this quarter. The technology sector, down 46.5%, health care, down 37.3%, consumer discretionary, down 18.5%, and producer durables, down 26.5%, accounted for roughly 82.4% of the benchmark's negative return this year.

The three largest names to impact performance this past year were Airgate PCS, Inc., down 98.6%, Liberate Technologies, down 87.5%, Triguint Semiconductor, Inc., down 65.4%. Crown Cork & Seal, Inc posted the highest positive return of 213.0%.

On June 28, 2002 Frank Russell underwent their annual reconstitution. In total, 486 companies were added to the Russell 2000 Index and 371 were deleted. The difference of 115 names is due to attrition throughout the period between annual reconstitutions. The median marketcap of a Russell 2000 constituent has fallen for the third year in a row to $699.6 million. The annual Russell 2000 reconstitution generated approximately 52% turnover.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming year include geopolitical developments with Iraq, the War on Terrorism, the Federal Reserve's interest rate policy, corporate earnings, and unemployment trends.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 *ISHARES RUSSELL 2000 INDEX FUND...    3.3%
                 THE J.M. SMUCKER CO................    0.3
                 COVANCE, INC.......................    0.2
                 SCIOS, INC.........................    0.2
                 CORINTHIAN COLLEGES, INC...........    0.2
                 OVERTURES SERVICES, INC............    0.2
                 DEL MONTE FOODS CO.................    0.2
                 AGL RESOURCES, INC.................    0.2
                 HILB, ROGAL & HAMILTON CO..........    0.2
                 AMTEK, INC.........................    0.2

 *Please note that this security is an investment fund and not common stock.

                       A $10,000 INVESTMENT COMPARED TO
                     THE RUSSELL 2000 INDEX SINCE 11/9/98


                                    [CHART]

               Russell 2000 Index Portfolio     Russell 2000 Index
               ----------------------------     ------------------
11/98                    $10,000                 $10,000
12/98                     10,548                  11,175
12/99                     12,946                  13,551
12/00                     12,454                  13,141
12/01                     12,562                  13,468
12/02                      9,989                  10,709


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                           RUSSELL
                                  RUSSELL 2000 INDEX        2000
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -20.5%   -20.6%     -20.6%    -20.5%
             Since Inception    0.0    - 8.6      -13.1       1.7

--------------------------------------------------------------------------------

 (a) Commenced operations January 2, 2001.
 (b) Commenced operation May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--96.0% OF TOTAL NET ASSETS



                                                                          VALUE
 SHARES                                                                 (NOTE 1A)
-----------------------------------------------------------------------------------

          ADVERTISING--0.3%
    4,266 ADVO, Inc. (b).............................................. $    140,053
    5,835 APAC Teleservices, Inc. (b).................................       13,654
      170 Grey Global Group, Inc......................................      103,887
    6,189 R. H. Donnelley Corp........................................      181,399
   12,795 Sitel Corp. (b).............................................       15,354
    4,556 ValueVision Media, Inc. (b).................................       68,249
                                                                       ------------
                                                                            522,596
                                                                       ------------

          AEROSPACE & DEFENSE--1.0%
    5,785 AAR Corp....................................................       29,793
    5,681 Armor Holdings, Inc. (b)....................................       78,227
    8,061 BE Aerospace, Inc...........................................       29,342
    2,348 Curtiss Wright Corp.........................................      149,849
    4,925 DRS Technologies, Inc. (b)..................................      154,300
    1,559 Ducommun, Inc...............................................       24,710
    3,458 EDO Corp. (c)...............................................       71,857
    2,880 Engineered Support Systems, Inc.............................      105,581
    4,689 Esterline Technologies Corp. (b)............................       82,855
    7,029 Gencorp, Inc................................................       55,670
    2,985 Heico Corp..................................................       31,671
      206 Heico Corp. (Class A) (c)...................................        1,704
    2,700 Herley Industries, Inc. (c).................................       47,002
    1,585 Integrated Defense Technologies.............................       22,982
    5,065 Kaman Corp..................................................       55,715
    3,411 Moog, Inc. (b)..............................................      105,877
    9,736 Orbital Sciences Corp. (b) (c)..............................       41,086
    1,361 Sequa Corp. (b).............................................       53,229
    6,854 Teledyne Technologies, Inc. (b).............................      107,471
    3,162 Triumph Group, Inc. (b).....................................      100,994
    4,770 United Defense Industries, Inc..............................      111,141
    2,158 United Industrial Corp......................................       34,528
                                                                       ------------
                                                                          1,495,584
                                                                       ------------

          AGRICULTURAL OPERATIONS--0.2%
      774 Alico, Inc..................................................       20,588
    8,194 Cadiz, Inc. (b) (c).........................................        4,507
    8,301 Delta & Pine Land Co........................................      169,424
    1,783 Maui Land & Pineapple Co., Inc..............................       28,243
    1,582 Tejon Ranch Co. (b).........................................       46,985
                                                                       ------------
                                                                            269,747
                                                                       ------------

          AIRLINES--0.3%
   14,244 Airtran Holdings, Inc. (b)..................................       55,552
    5,445 Alaska Air Group, Inc. (b)..................................      117,884
    9,182 Atlantic Coast Airlines Holdings, Inc. (b)..................      110,459
    6,787 ExpressJet Holdings, Inc....................................       69,567
    6,673 Frontier Airlines, Inc. (b).................................       45,110
    6,970 Mesa Air Group, Inc. (b)....................................       28,368
    2,247 Mesaba Holdings, Inc. (b)...................................       13,752
    3,118 Midwest Express Holdings, Inc. (b)..........................       16,681
   12,617 UAL Corp. (c)...............................................       18,042
                                                                       ------------
                                                                            475,415
                                                                       ------------

                                                                          VALUE
 SHARES                                                                 (NOTE 1A)
-----------------------------------------------------------------------------------

          APPAREL & TEXTILES--1.0%
    1,950 Angelica Corp............................................... $     40,267
    1,879 Cherokee, Inc...............................................       27,433
    1,417 Culp, Inc. (c)..............................................       12,044
    3,906 DHB Industries, Inc. (b)....................................        6,484
    4,411 G&K Services, Inc...........................................      156,154
    1,761 Guess?, Inc. (b)............................................        7,379
    5,405 Gymboree Corp. (b)..........................................       85,723
    2,633 K-Swiss, Inc................................................       57,162
    6,014 Kellwood Co.................................................      156,364
    3,098 Maxwell Shoe, Inc...........................................       35,999
    1,147 Mossimo, Inc. (b) (c).......................................        6,308
    5,678 Nautica Enterprises, Inc. (b)...............................       63,083
    2,319 Oshkosh B'Gosh, Inc.........................................       65,048
    1,373 Oxford Industries, Inc......................................       35,217
    5,207 Phillips Van Heusen Corp....................................       60,193
    2,785 Quaker Fabric Corp. (b).....................................       19,356
    4,398 Quiksilver, Inc. (b)........................................      117,251
    5,472 Russell Corp................................................       91,601
    3,497 Skechers U. S. A., Inc. (b) (c).............................       29,690
    2,085 Steven Madden, Ltd. (b).....................................       37,676
    8,983 Stride Rite Corp............................................       64,408
    3,942 Tropical Sportswear International Corp......................       35,360
   11,319 Unifi, Inc. (b).............................................       59,425
    1,764 Unifirst Corp...............................................       35,633
    4,159 Van's, Inc. (b).............................................       23,623
    7,881 Westpoint Stevens, Inc. (c).................................        4,650
    9,397 Wolverine World Wide, Inc...................................      141,989
                                                                       ------------
                                                                          1,475,520
                                                                       ------------

          AUTO PARTS--0.6%
    1,713 Aftermarket Technology Corp.................................       24,838
    2,548 Bandag, Inc. (b)............................................       98,557
    5,701 Collins & Aikman Corp.......................................       25,369
    3,335 Dura Automotive Systems, Inc. (b)...........................       33,483
    2,323 Keystone Automotive Industries, Inc.........................       34,891
    6,404 Modine Manufacturing Co.....................................      113,223
    9,398 Raytech Corp. (c)...........................................       53,569
    2,039 Spartan Motors, Inc.........................................       23,204
    5,511 Sports Resorts International, Inc. (b) (c)..................       32,350
    1,562 Standard Motor Products, Inc. (c)...........................       20,306
      802 Strattec Security Corp......................................       38,448
    5,059 Superior Industries International, Inc......................      209,240
    8,539 Tenneco Automotive, Inc.....................................       34,498
   13,914 Tower Automotive, Inc. (b)..................................       62,613
    5,221 Wabash National Corp. (c)...................................       43,752
                                                                       ------------
                                                                            848,341
                                                                       ------------

          AUTOMOBILES--0.1%
    3,563 Oshkosh Truck Corp..........................................      219,124
                                                                       ------------

          BANKS--10.5%
    3,272 1st Source Corp.............................................       54,806
    2,234 ABC Bancorp.................................................       28,930

                See accompanying notes to financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   BANKS--(CONTINUED)
             2,202 Alabama National Bancorp (b)........... $     95,787
             2,671 Allegiant Bancorp, Inc.................       48,690
             5,580 Amcore Financial, Inc..................      121,086
             5,272 American Financial Holdings, Inc.......      157,527
             1,317 American National Bankshares, Inc. (c).       34,242
             4,764 Anchor Bancorp Wisconsin, Inc. (b).....       98,853
             1,514 Arrow Financial Corp...................       46,586
               880 Bancfirst Corp. (b)....................       41,360
             2,950 Bank Corp..............................       22,892
             2,510 Bank Mutual Corp.......................       58,056
             3,081 Bank of Granite Corp. (b)..............       53,917
             1,004 Bank of the Ozarks, Inc................       23,534
             9,413 BankAtlantic Bancorp, Inc..............       88,953
             4,821 BankUnited Financial Corp. (b).........       78,004
             2,331 Banner Corp............................       43,963
            14,172 Bay View Capital Corp. (b).............       81,489
             1,410 Berkshire Hill Bancorp, Inc............       33,206
             4,345 Boston Private Financial Holdings, Inc.       86,292
               890 Bostonfed Bancorp, Inc.................       23,763
            12,957 Brookline Bancorp, Inc.................      154,188
               842 Bryn Mawr Bank Corp. (c)...............       30,842
             1,956 BSB Bancorp, Inc. (b)..................       41,017
             3,186 CPB, Inc. (b)..........................       87,456
             1,822 Camden National Corp. (c)..............       44,092
             1,586 Capital City Bank Group, Inc...........       62,155
             1,741 Capitol Bancorp, Ltd...................       40,391
             2,818 Cascade Bancorp........................       38,945
             3,487 Cathay Bancorp, Inc. (b)...............      132,471
               753 CB Bancshares, Inc.....................       32,018
             1,950 CCBT Financial Cos., Inc...............       50,076
             1,679 Central Coast Bancorp (b) (c)..........       33,177
             1,127 Century Bancorp, Inc...................       29,888
             2,715 CFS Bancorp, Inc.......................       38,825
               897 Charter Financial Corp. (c)............       27,880
             5,096 Chemical Financial Corp................      163,836
             7,058 Chittenden Corp........................      179,838
             2,046 Citizens First Bancorp, Inc............       43,087
             3,820 City Holdings Co. (b)..................      107,915
             1,713 CityBank (b)...........................       42,397
               962 Coastal Bancorp, Inc...................       31,121
             1,880 Coastal Financial Corp.................       25,643
             1,674 Cobiz, Inc.............................       24,859
             1,308 Columbia Bancorp.......................       28,815
             2,996 Columbia Banking Systems, Inc. (b).....       37,780
            10,771 Commercial Federal Corp................      251,503
             1,714 Commonwealth Bancorp, Inc..............       79,478
             2,570 Community Bank Systems, Inc............       80,569
             1,753 Community Bank, Inc....................       48,558
             9,479 Community First Bankshares, Inc. (b)...      250,814
             2,844 Community Trust Bancorp, Inc...........       71,498
             2,544 Connecticut Bancshares, Inc............       97,817
             2,030 Corus Bankshares, Inc. (b).............       88,630
             5,957 CVB Financial Corp. (b)................      151,487
             5,044 Dime Community Bancorp, Inc. (b).......       96,593
             5,611 East West Bancorp, Inc. (b)............      202,445
             2,450 F&M Bancorp............................       78,400
             1,317 FNB Corp...............................       31,252

                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   BANKS--(CONTINUED)
             1,391 Farmers Capital Bank Corp.............. $     46,251
             3,571 Fidelity Bankshares, Inc...............       63,921
             1,755 Financial Institutions, Inc............       51,527
             1,638 First Bancorp..........................       38,509
             7,913 First Bancorp (Puerto Rico)............      178,834
               785 First Banks America, Inc. (b)..........       31,824
             2,044 First Busey Corp.......................       47,135
             6,967 First Charter Corp.....................      125,406
             1,373 First Citizens BancShares, Inc.........      132,632
            13,957 First Commonwealth Financial Corp......      160,505
             2,315 First Community Bancorp, Inc...........       76,235
             1,998 First Community Bancshares, Inc........       61,458
             1,266 First Defiance Financial Corp..........       23,927
             1,508 First Essex Bancorp, Inc...............       50,367
             3,887 First Federal Capital Corp.............       75,054
             8,146 First Financial Bancorp................      133,521
             2,792 First Financial Bankshares, Inc........      106,096
             1,545 First Financial Corp...................       75,133
             3,039 First Financial Holdings, Inc..........       75,246
             2,625 First Indiana Corp.....................       48,615
             3,279 First Merchants Corp...................       74,728
             1,729 First National Corp....................       41,496
             2,108 First Niagara Financial Group, Inc. (c)       55,061
               974 First Oak Brook Bancshares, Inc........       30,603
             2,888 First Place Financial Corp.............       48,027
             2,327 First Republic Bank (b)................       46,517
             5,600 First Sentinel Bancorp, Inc............       80,584
               638 First South Bacorp, Inc. (c)...........       22,700
             1,404 First State Bancorp....................       34,819
             3,904 FirstFed Financial Corp. (b)...........      113,021
             1,254 Firstfed America Bancorp, Inc..........       31,162
             3,046 Flagstar Bancorp, Inc. (c).............       65,794
             2,254 Flushing Financial Corp................       36,916
             1,337 Franklin Financial Corp. (c)...........       30,657
            13,192 Fremont General Corp. (c)..............       59,232
             3,647 Frontier Financial Corp. (c)...........       93,290
             1,749 GBC Bancorp............................       33,861
             2,214 German American Bancorp................       34,428
             3,584 Glacier Bancorp, Inc...................       84,478
             6,689 Gold Banc Corp., Inc...................       66,362
             1,170 Granite State Bankshares, Inc..........       51,117
             1,283 Great Southern Bancorp, Inc. (c).......       47,150
             3,009 Hancock Holding Co.....................      134,352
             1,974 Hanmi Financial Corp. (b)..............       33,104
             4,816 Harbor Florida Bancshares, Inc. (b)....      108,456
             4,329 Harleysville National Corp.............      115,671
             1,328 Hawthorne Financial Corp...............       37,901
             3,443 Hudson River Bancorp, Inc..............       85,214
             2,428 Humboldt Bancorp.......................       25,494
             1,359 Iberiabank Corp........................       54,577
             2,724 Independent Bank Corp. (Massachusetts).       62,107
             2,784 Independent Bank Corp. (Michigan)......       84,244
             3,490 Integra Bank Corp......................       62,192
             1,939 Interchange Financial Services Corp....       31,218
             5,393 International Bancshares Corp..........      212,754
             3,474 Irwin Financial Corp. (c)..............       57,321
             1,045 ITLA Capital Corp......................       34,725

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
         -------------------------------------------------------------

                   BANKS--(CONTINUED)
             2,644 Lakeland Bancorp, Inc. (c)............ $     47,248
             1,154 Lakeland Financial Corp...............       27,061
               994 Leeds Federal Bankshares, Inc.........       31,709
             4,332 Local Financial Corp. (b).............       63,464
             1,910 LSB Bancshares, Inc...................       30,942
             1,510 Macatawa Bank Corp....................       29,974
             4,294 MAF Bancorp, Inc......................      145,695
             2,355 Main Street Bank, Inc. (c)............       45,216
             1,326 Mainsource Financial Group, Inc.......       31,842
               861 Massbank Corp.........................       24,366
             2,554 MB Financial, Inc.....................       88,854
               902 Merchants Bancshares, Inc.............       20,331
             5,445 Mid-State Bancshares..................       89,418
             2,091 Midwest Banc Holdings, Inc............       39,624
             1,806 Nara Bancorp, Inc.....................       37,511
             1,479 NASB Financial, Inc...................       34,017
             4,223 National Penn Bancshares, Inc. (b)....      112,123
             1,580 NBC Capital Corp......................       39,816
             6,759 NBT Bancorp, Inc......................      115,376
             2,450 Northwest Bancorp, Inc................       36,236
             2,361 Oceanfirst Financial Corp.............       53,004
             8,433 Ocwen Financial Corp. (b).............       23,612
             1,539 Old Second Bancorp, Inc...............       56,943
             1,863 Omega Financial Corp..................       66,789
             2,751 Oriental Financial Group, Inc.........       67,620
             8,312 Pacific Capital Bancorp...............      211,540
             3,484 Pacific Northwest Bancorp.............       87,100
             2,397 Pacific Union Bank of California......       27,589
             1,083 Parkvale Financial Corp...............       24,963
             1,548 Partners Trust Financial Group........       24,954
             1,356 Peapack Gladstone Financial Corp. (c).       46,443
             1,125 Pennfed Financial Services, Inc.......       30,544
             1,571 Pennrock Financial Services Corp......       43,595
             1,781 Peoples Bancorp, Inc. (c).............       45,594
             1,271 Peoples Holding Co....................       51,793
             2,560 PFF Bancorp, Inc. (b).................       80,000
             1,116 Port Financial Corp...................       49,796
               826 Privatebankcorp, Inc. (c).............       31,264
             2,483 Prosperity Bancshares, Inc............       47,177
             1,126 Provident Bancorp, Inc. (c)...........       34,962
             5,397 Provident Bankshares Corp.............      124,730
             1,148 Quaker City Bancorp, Inc. (b).........       37,804
             3,192 R & G Financial Corp. (Class B).......       74,214
            11,831 Republic Bancorp, Inc.................      139,251
             2,822 Republic Bancorp, Inc. (Class A) (b)..       31,804
             1,134 Republic Bancshares, Inc..............       22,283
             3,152 Riggs National Corp...................       48,824
             1,191 Royal Bancshares of Pennsylvania, Inc.       25,487
             6,313 S & T Bancorp, Inc....................      158,147
             1,286 S. Y. Bancorp, Inc. (c)...............       47,711
             3,279 Sandy Spring Bancorp, Inc.............      103,288
             1,918 Santander Bancorp.....................       24,934
             2,352 Seacoast Banking Corp.................       44,312
             5,480 Seacoast Financial Services Corp......      109,660
             1,914 Second Bancorp, Inc...................       50,721
             1,604 Simmons First National Corp...........       58,787

                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   BANKS--(CONTINUED)
            10,639 South Financial Group, Inc............. $    219,802
             6,718 Southwest Bancorp. of Texas, Inc. (b)..      193,546
             1,164 Southwest Bancorp., Inc. (Oklahoma)....       30,252
             1,636 St. Francis Capital Corp...............       38,315
             1,658 State Bancorp, Inc.....................       29,844
            13,107 Staten Island Bancorp, Inc. (b)........      263,975
             2,362 Sterling Bancorp.......................       62,168
             8,617 Sterling Bancshares, Inc. (b)..........      105,300
             3,816 Sterling Financial Corp. (Pennsylvania)       90,248
             2,630 Sterling Financial Corp. (Washington)..       49,497
             2,651 Suffolk Bancorp........................       83,825
             1,190 Summit Bankshares, Inc.................       23,205
             2,437 Sun Bancorp, Inc. (New Jersey) (b).....       32,412
             1,116 Sun Bancorp, Inc. (Pennsylvania) (c)...       20,402
             1,577 Superior Financial Corp................       28,971
             9,360 Susquehanna Bancshares, Inc............      195,072
             5,253 Texas Regional Bancshares, Inc.........      186,697
               780 The First of Long Island Corp..........       28,470
             4,204 The Trust Co. of New Jersey............      117,002
             1,678 Tompkins Trustco, Inc..................       74,000
             1,141 Trico Bancshares.......................       28,069
             1,899 Troy Financial Corp. (c)...............       51,235
            17,178 Trustco Bank Corp......................      185,179
             4,309 UCBH Holdings, Inc.....................      182,917
             3,913 UMB Financial Corp.....................      149,715
             7,092 Umpqua Holdings Corp...................      129,429
             1,706 Union Bankshares Corp..................       46,488
             8,697 United Bankshares, Inc. (b)............      252,744
             3,750 United Community Bank, Inc.............       91,387
             7,069 United Community Financial.............       61,147
             4,161 United National Bancorp................       95,911
             4,985 Unizan Financial Corp..................       98,454
             2,709 USB Holding, Inc. (b) (c)..............       47,949
             1,648 Virginia Financial Group, Inc..........       49,110
            10,310 W Holding Co., Inc.....................      169,187
               828 Warwick Community Bancorp..............       23,457
             2,947 Washington Trust Bancorp, Inc..........       57,555
             8,572 Waypoint Financial Corp................      152,582
             4,816 Wesbanco, Inc. (c).....................      112,646
             3,557 West Coast Bancorp.....................       53,889
             2,157 Westfield Financial, Inc...............       33,434
             2,656 Willow Grove Bancorp, Inc..............       36,918
             3,078 Wintrust Financial Corp. (c)...........       96,403
             1,777 WSFS Financial Corp....................       58,588
             1,335 Yardville National Bancorp.............       23,015
                                                           ------------
                                                             15,761,694
                                                           ------------

                   BIOTECHNOLOGY--1.9%
             4,523 Acacia Research-CombiMatrix (c)........       16,462
             5,758 Aksys, Ltd. (b) (c)....................       30,517
             4,099 Alexion Pharmaceuticals, Inc. (b)......       57,878
            13,834 Applied Molecular Evolution, Inc.......       28,360
             4,401 Arena Pharmaceuticals, Inc. (b)........       28,650
             6,549 Ariad Pharmaceuticals, Inc. (b)........       15,718
             4,798 Arqule, Inc. (b).......................       14,634

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   BIOTECHNOLOGY--(CONTINUED)
             4,541 Avigen, Inc. (b) (c)................... $     25,929
            13,214 Bio Technology General Corp. (b).......       42,298
             3,819 Bio-Rad Laboratories, Inc. (b).........      147,795
             5,340 Cambrex Corp. (b)......................      161,321
             7,430 Cell Genesys, Inc. (c).................       82,852
            10,534 Ciphergen Biosystems, Inc. (b).........       36,342
             3,688 Cryolife, Inc. (b) (c).................       25,189
             9,682 CuRagen Corp. (b) (c)..................       45,021
             8,629 Decode Genetics, Inc. (b)..............       15,964
             4,094 Digene Corp. (b).......................       46,917
             5,441 Diversa Corp. (b)......................       49,241
             1,629 Embrex, Inc. (c).......................       18,127
             5,215 Enzo Biochem, Inc. (b) (c).............       73,010
             9,716 Enzon Pharmaceuticals, Inc. (b) (c)....      162,451
             2,579 Exact Sciences Corp. (c)...............       27,931
            10,195 Exelixis, Inc. (b) (c).................       81,560
             6,085 Gene Logic, Inc. (b) (c)...............       38,275
             3,584 Genencor International, Inc. (b) (c)...       35,052
            16,207 Genzyme Corp. (b)......................       41,328
             5,586 Geron Corp. (b) (c)....................       20,110
            10,749 Harvard Bioscience, Inc................       35,450
             5,365 Illumina, Inc. (b).....................       18,080
             9,245 Immunomedics, Inc. (b).................       42,712
            15,196 Incyte Genomics, Inc. (b)..............       69,294
            12,482 Inhale Therapeutic Systems, Inc. (b)...      100,855
             4,184 Integra LifeSciences Holdings Corp. (b)       73,848
             5,633 InterMune, Inc. (b) (c)................      143,698
             3,897 Interpore International................       24,941
             3,878 Kosan Biosciences, Inc. (b)............       23,539
             7,566 Lexicon Genetics, Inc. (b).............       35,787
             4,507 Martek Biosciences Corp. (b) (c).......      113,396
             6,466 Maxygen, Inc. (b)......................       49,271
             5,378 Myriad Genetics, Inc. (b) (c)..........       78,519
             4,796 Neose Technologies, Inc. (b) (c).......       42,541
            24,114 Peregrine Pharmaceuticals, Inc. (b)....       18,809
            11,695 Praecis Pharmaceuticals, Inc. (b)......       38,009
            21,102 Protein Design Laboratories, Inc. (b)..      179,367
             7,553 Regeneron Pharmaceuticals, Inc. (b) (c)      139,806
            11,971 Seattle Genetics, Inc. (b).............       37,110
             8,480 Sequenom, Inc. (b).....................       15,264
             4,882 Serologicals Corp. (b).................       53,702
             7,493 Telik, Inc. (b)........................       87,368
             9,892 Texas Biotechnology Corp. (b)..........       13,849
             6,315 Transkaryotic Therapies, Inc. (b) (c)..       62,518
             4,294 Vical, Inc. (b)........................       14,900
                                                           ------------
                                                              2,881,565
                                                           ------------

                   BUILDING & CONSTRUCTION--0.6%
             6,408 Apogee Enterprises, Inc................       57,358
            10,808 Dycom Industries, Inc. (b).............      143,206
             3,533 Emcor Group, Inc. (b)..................      187,284
             7,254 Granite Construction, Inc..............      112,437
             5,122 Insituform Technologies, Inc. (b) (c)..       87,330
             9,652 Lennox International, Inc. (c).........      121,133

                                                               VALUE
         SHARES                                              (NOTE 1A)
         -------------------------------------------------------------

                BUILDING & CONSTRUCTION--(CONTINUED)
          3,233 LSI Industries, Inc......................... $ 44,777
          3,323 Michael Baker Corp..........................   36,387
          5,428 URS Corp. (b)...............................   77,240
                                                             --------
                                                              867,152
                                                             --------

                BUSINESS SERVICES--4.5%
          2,979 Aaron Rents, Inc. (Class B).................   65,181
          8,520 ABM Industries, Inc. (b)....................  132,060
          4,324 Administaff, Inc. (b) (c)...................   25,944
          1,047 Advisory Board Co...........................   31,305
          4,678 Albany Molecular Research, Inc. (b).........   69,192
          9,022 Alderwoods Group, Inc.......................   42,665
          6,980 Arbitron, Inc. (b)..........................  233,830
          5,661 Banta Corp..................................  177,019
          7,572 Bowne & Co., Inc. (b).......................   90,485
          2,288 Bright Horizons Family Solutions (b)........   64,339
          2,675 CDI Corp. (b)...............................   72,172
          3,940 Central Parking Corp........................   74,308
         17,801 Century Business Services, Inc. (b).........   47,173
          1,663 Charles River Associates, Inc...............   23,548
          2,214 Chemed Corp.................................   78,265
          3,203 Clark/Bardes, Inc. (b)......................   61,658
          2,945 CoStar Group, Inc. (b)......................   54,335
          4,920 Coinstar, Inc. (b)..........................  111,438
          2,509 Consolidated Graphics, Inc..................   55,825
          8,995 Corinthian Colleges, Inc. (b)...............  340,551
          2,960 Cornell Companies, Inc......................   26,640
          8,790 Corporate Executive Board Co. (b)...........  280,577
          1,492 Corvel Corp. (b)............................   53,339
          1,599 CPI Corp....................................   23,170
          6,605 Cross Country, Inc. (c).....................   92,140
         11,089 Discovery Partners International, Inc.......   30,827
          5,519 Dollar Thrifty Automotive Group, Inc. (b)...  116,727
          3,164 Electro Rent Corp. (b)......................   38,351
          3,345 Euronet Worldwide, Inc. (c).................   25,121
         10,689 Exult, Inc. (c).............................   33,991
          4,102 First Consulting Group (b)..................   23,628
          3,213 Forrester Research, Inc. (b)................   50,026
          4,980 FTI Consulting, Inc. (b) (c)................  199,947
          3,053 Gaiam, Inc. (c).............................   31,660
         18,695 Gartner, Inc. (b)...........................  171,994
          2,096 Healthcare Services Group, Inc..............   27,332
          4,091 Heidrick & Struggles International, Inc. (b)   60,015
         12,099 Hooper Holmes, Inc..........................   74,288
          1,621 ICT Group, Inc. (b).........................   18,787
          3,166 Idine Rewards Network, Inc. (c).............   33,623
          2,246 Insurance Auto Auctions, Inc. (b)...........   37,261
          6,877 Integrated Electrical Services, Inc. (b)....   26,476
          9,599 ITT Educational Services, Inc. (b)..........  226,056
          6,939 John H. Harland Co..........................  153,560
          3,824 Kelly Services, Inc.........................   94,491
          2,387 Kendle International, Inc. (b)..............   21,008
          8,540 Korn/Ferry International (b) (c)............   63,879

                See accompanying notes to financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                              (NOTE 1A)
        ----------------------------------------------------------------

                  BUSINESS SERVICES--(CONTINUED)
            5,978 Kroll, Inc. (c).......................... $    114,060
            9,249 Labor Ready, Inc. (b)....................       59,379
            1,842 Landauer, Inc............................       64,010
            2,362 Learning Tree International, Inc. (b) (c)       32,359
            3,880 Maximus, Inc. (b) (c)....................      101,268
            2,068 McGrath RentCorp.........................       48,060
            1,765 Medical Staffing Network Holdings (c)....       28,240
            2,283 Medquist, Inc. (b).......................       46,254
            2,093 MemberWorks, Inc. (b) (c)................       37,632
            2,799 Mobile Mini, Inc. (b) (c)................       43,860
            1,221 Monro Muffler Brake, Inc.................       20,635
           21,216 MPS Group, Inc...........................      117,537
            8,818 Navigant Consulting Co. (b)..............       52,026
            4,225 NCO Group, Inc. (b)......................       67,389
            4,774 On Assignment, Inc. (b)..................       40,675
            5,347 Parexel International Corp. (b)..........       58,764
            1,850 PDI, Inc.................................       19,963
            9,476 Plexus Corp. (b) (c).....................       83,199
            3,134 PrePaid Legal Services, Inc. (b) (c).....       82,111
            8,058 PRG-Shultz International, Inc. (b) (c)...       71,716
            3,636 Princeton Review, Inc....................       17,998
           11,792 Protection One, Inc. (c).................       23,584
            2,117 Proxymed, Inc............................       22,101
            7,514 Quanta Services, Inc. (b)................       26,299
            2,105 RemedyTemp, Inc. (Class A)...............       29,470
            5,775 Rent-Way, Inc. (b).......................       20,213
            4,305 Resources Connection, Inc. (b)...........       99,919
            3,717 Right Management Consultants, Inc. (b)...       49,250
            3,192 Rollins, Inc.............................       81,236
           66,434 Service Corp. International..............      220,561
           10,147 Sotheby's Holdings, Inc. (b).............       91,323
            3,444 SOURCECORP, Inc. (b).....................       64,024
           13,302 Spherion Corp. (b).......................       89,123
            2,345 StarTek, Inc. (b)........................       64,722
           21,791 Stewart Enterprises, Inc. (b)............      121,398
            2,138 Strayer Education, Inc...................      122,935
            7,157 Sylvan Learning Systems, Inc. (b)........      117,375
            8,806 Teletech Holdings, Inc. (b)..............       63,932
            1,799 Volt Information Sciences, Inc. (b)......       30,763
            1,967 Wackenhut Corrections Corp. (b)..........       21,853
            8,420 Wallace Computer Series, Inc.............      181,114
            4,539 Watson Wyatt & Co. Holdings (b)..........       98,723
            5,231 Wireless Facilities, Inc. (b)............       31,438
                                                            ------------
                                                               6,764,698
                                                            ------------

                  CHEMICALS--2.3%
            6,310 A. Schulman, Inc.........................      117,429
           13,701 Airgas, Inc. (b).........................      236,342
            4,534 Arch Chemicals, Inc......................       82,745
            5,383 Cabot Microelectronics Corp. (b) (c).....      254,078
           26,987 Crompton Corp............................      160,573
            9,423 Cytec Industries, Inc. (b)...............      257,059
            7,703 Ferro Corp...............................      188,184
            7,110 FMC Corp. (b)............................      194,245
            6,213 Georgia Gulf Corp........................      143,769

                                                                 VALUE
       SHARES                                                  (NOTE 1A)
      --------------------------------------------------------------------

                CHEMICALS--(CONTINUED)
          8,889 Great Lakes Chemical Corp.................... $    212,269
          6,732 H.B. Fuller Co...............................      174,224
          2,389 International Specialty Products, Inc. (b)...       24,392
          5,856 MacDermid, Inc...............................      133,810
         14,226 Millennium Chemicals, Inc....................      135,431
          4,857 Minerals Technologies, Inc...................      209,579
          1,921 NL Industries, Inc...........................       32,657
          2,227 Octel Corp. (b)..............................       35,187
         12,074 Olin Corp....................................      187,751
          8,953 Omnova Solutions, Inc........................       36,081
          1,724 Penford Corp.................................       24,291
         18,707 PolyOne Corp.................................       73,331
          1,746 Quaker Chemical Corp.........................       40,507
         23,693 Solutia, Inc.................................       86,006
          3,329 Spartech Corp................................       68,677
          1,430 Stepan Co....................................       35,750
          5,179 Symyx Technologies, Inc. (b).................       65,204
         16,721 Terra Industries, Inc. (b)...................       25,583
          4,749 Valhi, Inc. (c)..............................       39,417
         14,806 W.R. Grace & Co. (b).........................       29,020
          7,204 Wellman, Inc.................................       97,182
                                                              ------------
                                                                 3,400,773
                                                              ------------

                COAL--0.2%
         10,771 Arch Coal, Inc...............................      232,546
         14,185 Massey Energy Corp...........................      137,878
                                                              ------------
                                                                   370,424
                                                              ------------

                COMPUTERS & BUSINESS EQUIPMENT--3.3%
         14,079 Advanced Digital Information Corp. (b).......       94,470
          3,390 Anteon International Corp....................       81,360
          6,424 CACI International, Inc. (b).................      228,951
          4,366 Carreker Corp. (b) (c).......................       19,778
          3,633 Catapult Communications Corp. (b)............       43,414
         11,830 Ciber, Inc. (b)..............................       60,925
          1,843 Cognizant Technology Solutions (b) (c).......      133,120
          6,221 Compucom Systems, Inc........................       34,900
          7,095 Computer Horizons Corp. (b)..................       23,201
         13,987 Concurrent Computer Corp. (b)................       40,283
          9,257 Cray, Inc. (c)...............................       71,001
          2,012 Digimarc Corp. (b) (c).......................       22,816
          1,907 Drexler Technology Corp. (c).................       24,028
          1,515 Dynamics Research Corp.......................       21,225
          5,652 Echelon Corp. (c)............................       63,359
         12,258 Electronics for Imaging, Inc. (b)............      199,327
          4,706 FactSet Research Systems, Inc. (c)...........      133,039
          7,693 FalconStor Software, Inc. (c)................       29,849
          2,972 Fidelity National Information Solutions, Inc.       51,267
          1,347 General Binding Corp.........................       11,423
          1,812 Global Imaging Systems, Inc..................       33,305
         10,083 Handspring, Inc. (b) (c).....................        9,579
          5,727 Hutchinson Technology, Inc. (b)..............      118,549
          4,723 iGATE Corp. (b)..............................       12,374
          4,053 Imagistics International, Inc................       81,060
          7,927 Imation Corp. (b)............................      278,079
          8,278 Infocus Corp. (b)............................       50,992

                See accompanying notes to financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                            VALUE
           SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                    COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
              2,086 Integral Systems, Inc. (b).......... $     41,824
              9,861 Interface, Inc......................       30,273
             11,326 Intergraph Corp. (b)................      201,150
             11,570 Iomega Corp.........................       90,824
              4,450 Kronos, Inc. (b)....................      164,605
              7,353 Lexar Media, Inc....................       46,103
              4,184 Magma Design Automation, Inc. (c)...       40,083
              4,384 Manhattan Associates, Inc. (b) (c)..      103,725
             45,039 Maxtor Corp. (b)....................      227,897
              4,970 MCSI, Inc. (b) (c)..................       23,608
             14,789 Mentor Graphics Corp. (b)...........      116,242
              4,892 Mercury Computer Systems, Inc. (b)..      149,304
              3,749 Micros Systems, Inc. (b)............       84,053
              4,760 MTS Systems Corp....................       47,695
              1,191 Nassda Corp.........................       13,363
              8,518 NetScout Systems, Inc. (b)..........       37,053
              3,033 Netscreen Technologies, Inc. (b) (c)       51,076
              6,533 Nuance Communications, Inc. (b).....       16,202
              9,876 Numerical Technologies, Inc. (b)....       34,171
              5,650 Nyfix, Inc. (b) (c).................       25,425
              1,811 Overland Storage, Inc. (b)..........       26,406
              6,549 Palm Inc. (b) (c)...................      102,819
              1,894 PEC Solutions, Inc. (c).............       56,631
              2,240 Pomeroy Computer Resources (b)......       26,208
             29,324 Quantum Corp. (b)...................       78,295
              3,699 RadiSys Corp. (b)...................       29,518
              3,890 Radiant Systems, Inc. (b)...........       37,461
              5,350 Rainbow Technologies, Inc. (b)......       38,360
             27,367 Read-Rite Corp. (b).................        9,578
             30,414 Redback Networks, Inc. (c)..........       25,548
             13,681 SanDisk Corp. (b) (c)...............      277,724
              3,528 SCM Microsystems, Inc. (b)..........       14,994
             42,843 Silicon Graphics, Inc. (b)..........       48,413
             17,493 Silicon Storage Technology, Inc. (b)       70,672
              1,138 SRA International, Inc. (b).........       30,828
             14,926 StorageNetworks, Inc................       17,314
              5,476 Sykes Enterprises, Inc. (b).........       17,961
              7,708 Synplicity, Inc. (b)................       29,136
              2,586 Syntel, Inc. (b)....................       54,332
              7,003 Systems & Computer Technology (b)...       60,226
              2,780 TALX Corp. (b)......................       35,918
              3,264 Tier Technologies, Inc..............       52,224
              4,330 TiVo, Inc. (b) (c)..................       22,646
              7,279 Tyler Technologies, Inc.............       30,353
              2,524 Virage Logic Corp. (c)..............       25,316
              3,292 Virco Manufacturing Co..............       33,578
             43,436 Western Digital Corp. (b)...........      277,556
                                                         ------------
                                                            5,046,365
                                                         ------------

                    CONGLOMERATES--1.7%
              3,762 A.O. Smith Corp.....................      101,612
              2,073 Actuant Corp........................       96,291
              9,350 Acuity Brands, Inc..................      126,599
                810 Ameron International Corp...........       44,672

                                                              VALUE
           SHARES                                           (NOTE 1A)
         --------------------------------------------------------------

                    CONGLOMERATES--(CONTINUED)
              2,492 Applied Films Corp. (c).............. $      49,815
              2,341 Barnes Group, Inc. (b)...............        47,639
              7,218 Carlisle Cos., Inc...................       298,681
              5,450 Concord Camera Corp. (b).............        29,594
              1,787 Coorstek, Inc. (b)...................        45,658
              3,524 Cuno, Inc. (b).......................       116,715
              2,700 ESCO Technologies, Inc. (b)..........        99,900
             10,760 Federal Signal Corp..................       208,959
             14,937 Foamex International, Inc. (b).......        47,201
              5,981 Griffon Corp. (b)....................        81,461
             15,416 Hexcel Corp. (b) (c).................        46,248
              3,323 Lydall, Inc. (b).....................        37,716
              6,192 Mathews International Corp...........       138,274
              4,177 Myers Industries, Inc................        44,694
              2,399 Osmonics, Inc. (b)...................        40,639
              1,480 Quixote Corp.........................        26,729
              6,921 Roper Industries, Inc................       253,309
              2,779 SPS Technologies, Inc. (b)...........        66,001
              2,449 Standex International Corp...........        58,384
              4,399 Sturm Ruger & Co., Inc...............        42,098
              5,856 Tredegar Industries, Inc.............        87,840
              8,391 Trinity Industries, Inc. (c).........       159,093
             14,961 U.S. Industries, Inc. (b)............        39,347
              6,068 Walter Industries, Inc...............        65,716
                                                          -------------
                                                              2,500,885
                                                          -------------

                    CONSTRUCTION MATERIALS--0.8%
              2,124 Aaon, Inc............................        39,145
              1,259 Butler Manufacturing Co..............        24,362
              1,445 Centex Construction Products, Inc....        50,792
              8,557 Comfort Systems USA, Inc. (b)........        28,666
              1,981 Drew Industries, Inc.................        31,795
              4,384 ElkCorp..............................        75,843
              4,457 Florida Rock Industries, Inc.........       169,589
              2,733 Genlyte Group, Inc. (b)..............        85,160
              1,732 Mestek, Inc. (b).....................        31,055
              4,150 NCI Building Systems, Inc. (b).......        90,553
              1,921 Nortek Holdings, Inc. (b)............        87,886
              3,304 Simpson Manufacturing, Inc. (b)......       108,701
              4,745 Texas Industries, Inc. (b)...........       115,303
              1,457 Trex, Inc. (b).......................        51,432
              4,563 U.S. Concrete, Inc. (b)..............        24,960
              3,077 Universal Forest Products, Inc.......        65,605
              8,313 USG Corp. (b) (c)....................        70,245
                                                          -------------
                                                              1,151,092
                                                          -------------

                    CONTAINERS & GLASS--0.4%
                965 AEP Industries, Inc..................        12,613
              1,640 BWAY Corp. (b).......................        32,439
              3,164 Chesapeake Corp......................        56,477
             37,873 Crown Cork & Seal, Inc. (c)..........       301,090
             43,590 Earthshell Corp. (b).................        25,282
              5,117 Graphic Packaging International Corp.        28,860
              2,919 Greif Brothers Corp..................        69,472

                See accompanying notes to financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                (NOTE 1A)
      -------------------------------------------------------------------

                 CONTAINERS & GLASS--(CONTINUED)
           2,317 Silgan Holdings, Inc. (b)................. $      57,184
                                                            -------------
                                                                  583,417
                                                            -------------

                 COSMETICS & PERSONAL CARE--0.1%
           2,342 Chattem, Inc..............................        48,128
           1,886 Del Laboratories, Inc.....................        38,093
           2,941 Elizabeth Arden, Inc. (b) (c).............        43,527
             772 Inter Parfums, Inc........................         5,975
                                                            -------------
                                                                  135,723
                                                            -------------

                 DISTRIBUTION/ WHOLESALE--0.6%
           3,172 Advanced Marketing Services, Inc..........        46,628
           4,208 Aviall, Inc. (b)..........................        33,874
           4,080 Bell Microproducts, Inc. (b)..............        22,603
           2,757 Building Materials Holdings Corp. (b).....        39,425
           4,001 Daisytek International Corp. (b)..........        31,728
           5,609 Handleman Co. (b).........................        64,504
           5,670 Hughes Supply, Inc........................       154,905
           7,703 Owens & Minor, Inc. (c)...................       126,483
           1,094 ScanSource, Inc. (b) (c)..................        53,934
           3,845 SCP Pool Corp. (b) (c)....................       112,274
           6,785 United Stationers, Inc. (b)...............       195,415
           3,860 Watsco, Inc...............................        63,227
           3,364 Wesco International, Inc. (b).............        18,468
                                                            -------------
                                                                  963,468
                                                            -------------

                 DRUGS & HEALTH CARE--5.8%
           2,516 AaiPharma, Inc. (b) (c)...................        35,274
          17,659 Abgenix, Inc..............................       130,147
           7,053 Adolor Corp. (b) (c)......................        96,767
          12,329 Alkermes, Inc.............................        77,303
           2,636 Alliance Imaging, Inc. (c)................        13,971
           5,192 Allos Therapeutics, Inc. (c)..............        39,044
           6,669 Alpharma, Inc. (c)........................        79,428
           2,416 American Healthways, Inc. (b) (c).........        42,280
           1,395 American Medical Security Group Inc.......        19,502
           2,025 American Pharmaceutical Partners, Inc. (c)        36,045
           2,175 Amerigroup Corp...........................        65,924
           6,365 Ameripath, Inc. (b).......................       136,847
           4,615 Amsurg Corp...............................        94,284
          13,851 Amylin Pharmaceuticals, Inc. (b) (c)......       223,555
           4,957 Antigenics, Inc. (b) (c)..................        50,760
          15,521 Applera Corp..............................       148,225
           9,220 Apria Healthcare Group, Inc. (b)..........       205,053
           4,342 Array Biopharma, Inc. (b).................        24,098
           5,632 Atherogenics, Inc.........................        41,733
           4,617 Atrix Laboratories, Inc. (b) (c)..........        70,820
           2,739 Bentley Pharmaceuticals, Inc..............        22,049
          22,150 Beverly Enterprises, Inc. (b).............        63,127
           5,001 Bio-Reference Laboratories, Inc. (b) (c)..        30,856
           8,192 Biomarin Pharmaceutical, Inc. (b) (c).....        57,754
           4,196 Biopure Corp. (b) (c).....................        15,609
           1,494 Bioreliance Corp..........................        34,616
           2,248 Bone Care International, Inc. (b).........        21,873

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    -----------------------------------------------------------------------

               DRUGS & HEALTH CARE--(CONTINUED)
         3,849 Bradley Pharmaceuticals, Inc.................. $      50,152
         7,937 Cell Therapeutics, Inc. (b) (c)...............        57,702
         1,131 Centene Corp..................................        37,990
         2,794 Cholestech Corp. (c)..........................        19,446
         3,200 Cima Laboratories, Inc. (b) (c)...............        77,411
         2,125 Cobalt Corp. (c)..............................        29,325
         6,924 Connetics Corp. (b)...........................        83,226
         8,843 Corixa Corp. (c)..............................        56,507
        14,071 Covance, Inc. (b).............................       346,006
         6,112 Cubist Pharmaceuticals, Inc. (b) (c)..........        50,302
         2,325 Curative Health Services, Inc. (c)............        40,106
         5,827 CV Therapeutics, Inc. (b) (c).................       106,168
         2,903 D&K Healthcare Resources, Inc. (c)............        29,730
         1,918 Dianon Systems, Inc. (b)......................        91,508
         5,578 Durect Corp., Inc. (b)........................        11,268
         2,956 Dynacq International, Inc. (c)................        42,472
         4,754 Endo Pharmaceuticals Holdings (b).............        36,601
         2,223 Eon Laboratories, Inc.........................        42,037
         6,611 Esperion Therapeutics (b).....................        46,991
         5,037 First Horizon Pharmaceutical (b)..............        37,667
         6,322 Genesis Health Ventures, Inc..................        97,675
         8,749 Genta, Inc. (b) (c)...........................        67,280
         5,131 Gentiva Health Services, Inc. (b).............        45,204
         5,462 Guilford Pharmaceuticals, Inc. (b)............        21,739
         7,903 HealthExtras, Inc. (b) (c)....................        32,007
         7,337 Ilex Oncology, Inc. (b) (c)...................        51,799
        11,562 Imclone Systems, Inc. (c).....................       122,800
         9,079 Immunogen, Inc. (b)...........................        28,145
         3,985 Impath, Inc. (b) (c)..........................        78,584
         5,893 Impax Laboratories, Inc. (b)..................        23,631
        20,929 Indevus Pharmaceuticals, Inc. (b).............        44,767
        10,545 ISIS Pharmaceuticals, Inc. (b) (c)............        69,492
         1,271 KOS Pharmaceuticals, Inc. (b) (c).............        24,149
         5,342 KV Pharmaceutical Co. (b).....................       123,934
         2,555 Kindred Healthcare, Inc.......................        46,376
         9,572 La Jolla Pharmaceutical Co....................        62,218
         1,199 Labone, Inc...................................        21,246
           872 Lannett Co., Inc. (b).........................        14,283
        11,671 Ligand Pharmaceuticals, Inc. (Class B) (b) (c)        62,673
         3,729 Matria Healthcare, Inc........................        32,405
        15,742 Medarex, Inc..................................        62,181
         1,492 Medcath Corp. (c).............................        14,920
         4,781 Medicines Co. (b) (c).........................        76,592
           763 Meridian Medical Technologies, Inc............        33,877
         5,666 MGI Pharma, Inc. (b)..........................        41,078
         5,182 MIM Corp. (c).................................        30,056
         8,733 Nabi Biopharmaceuticals.......................        54,145
         1,881 Nastech Pharmaceutical, Inc. (c)..............        16,083
         1,899 National Healthcare Corp. (b).................        33,232
         2,599 Nature's Sunshine Products, Inc...............        25,236
         9,250 NBTY, Inc. (b)................................       162,615
         2,552 Neopharm, Inc. (b) (c)........................        25,877
         6,363 Neurocrine Biosciences, Inc. (b) (c)..........       290,535
         2,925 Neurogen Corp. (b)............................        10,618
         4,694 Noven Pharmaceuticals, Inc. (b)...............        43,326
         6,889 NPS Pharmaceuticals, Inc. (b) (c).............       173,396

                See accompanying notes to financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   DRUGS & HEALTH CARE--(CONTINUED)
             2,683 Odyssey Healthcare, Inc................ $     93,100
             7,471 Onyx Pharmaceuticals, Inc. (b).........       43,406
             2,877 Option Care, Inc. (b) (c)..............       22,901
             8,204 OSI Pharmaceuticals, Inc. (c)..........      134,546
             7,878 PacifiCare Health Systems, Inc. (b) (c)      221,372
            10,957 Pain Therapeutics, Inc. (b)............       26,187
             5,356 Pediatrix Medical Group, Inc. (b)......      214,561
             3,130 Penwest Pharmaceuticals Co. (b)........       33,178
            13,847 Perrigo Co. (b)........................      168,241
             4,076 Pharmaceutical Resources, Inc. (b).....      121,465
             5,296 Pharmacopeia, Inc. (b).................       47,240
             6,137 Pozen, Inc. (b) (c)....................       31,606
             2,844 Prime Medical Services, Inc............       24,657
             5,438 Priority Healthcare Corp. (Class B) (b)      126,162
            10,807 Province Healthcare Co. (c)............      105,152
             4,314 Radiologix, Inc........................        9,965
             3,929 RehabCare Group, Inc. (b)..............       74,965
             6,410 Res-Care, Inc. (b).....................       23,262
            20,588 Rigel Pharmaceuticals, Inc. (b)........       22,441
             4,027 Salix Pharmaceuticals, Ltd.............       28,149
             5,962 Sangstat Medical Corp. (b).............       67,371
            10,461 Scios, Inc. (b) (c)....................      340,819
             3,967 Select Medical Corp. (b)...............       53,515
            15,638 Sepracor, Inc. (b) (c).................      151,219
             5,491 Sierra Health Services, Inc. (b).......       65,947
             3,316 Specialty Laboratories, Inc. (b).......       32,033
             4,028 Sunrise Assisted Living, Inc. (b) (c)..      100,257
             6,636 Supergen, Inc. (b) (c).................       24,089
             5,424 Tanox, Inc. (b) (c)....................       49,087
             6,727 Theragenics Corp. (b)..................       27,110
            13,622 Triangle Pharmaceuticals, Inc. (b) (c).       80,915
             3,510 Trimeris, Inc. (b) (c).................      151,246
             8,647 Tularik, Inc. (b) (c)..................       64,507
             2,115 U.S. Physical Therapy, Inc.............       23,582
            16,560 US Oncology, Inc. (b)..................      143,575
             4,214 Unilab Corp............................       77,116
             3,420 United Surgical Partners (c)...........       53,424
             3,531 United Therapeutics Corp. (b) (c)......       58,968
             4,037 VCA Antech, Inc........................       60,555
             4,825 Versicor, Inc. (b) (c).................       52,062
             6,476 Virbac Corp. (b).......................       36,330
             7,431 Vivus, Inc. (b) (c)....................       27,718
             4,232 Zymogenetics, Inc. (c).................       41,897
                                                           ------------
                                                              8,689,631
                                                           ------------

                   ELECTRIC UTILITIES--1.5%
            10,799 Avista Corp............................      124,837
             6,373 Black Hills Corp.......................      169,012
             2,633 Central Vermont Public Service.........       48,131
             3,890 CH Energy Group, Inc...................      181,391
             9,174 Cleco Corp.............................      128,436
            16,005 DQE, Inc...............................      243,916
            10,583 El Paso Electric Co. (b)...............      116,413
             5,034 Empire District Electric Co............       91,619
             3,667 MGE Energy, Inc........................       98,169

                                                                VALUE
        SHARES                                                (NOTE 1A)
       ------------------------------------------------------------------

                 ELECTRIC UTILITIES--(CONTINUED)
           5,608 Otter Tail Power Co........................ $    150,855
           8,200 PNM Resources, Inc.........................      195,324
          23,090 Sierra Pacific Resources (b) (c)...........      150,085
           2,710 UIL Holdings Corp. (c).....................       94,498
           6,446 Unisource Energy Corp......................      111,451
           1,073 Unitil Corp................................       26,611
          12,651 West Star Energy, Inc......................      125,245
           7,459 WPS Resources Corp. (c)....................      289,558
                                                             ------------
                                                                2,345,551
                                                             ------------

                 ELECTRICAL EQUIPMENT--1.0%
           7,851 AMETEK, Inc................................      302,185
          14,631 Active Power, Inc. (b).....................       26,043
           3,747 Advanced Energy Industries, Inc. (b).......       47,662
           6,682 Artesyn Technologies, Inc. (b).............       25,659
           5,121 Belden, Inc. (b) (c).......................       77,942
           5,870 C&D Technologies, Inc......................      103,723
          18,438 Capstone Turbine Corp......................       16,594
           3,004 Encore Wire Corp. (b)......................       27,186
           3,382 Energy Conversion Devices, Inc. (b)........       33,147
           7,483 Generale Cable Corp........................       28,435
          12,842 GrafTech International, Ltd................       76,538
           3,338 Intermagnetics General Corp. (b)...........       65,558
           4,425 Littelfuse, Inc............................       74,606
           4,442 Magnetek, Inc. (b) (c).....................       19,723
           7,525 Medis Technologies, Ltd. (b) (c)...........       37,625
           1,482 Powell Industries, Inc. (b)................       25,311
          12,190 Power-One, Inc. (b)........................       69,117
          13,867 Proton Energy Systems, Inc. (b)............       41,601
           7,243 Rayovac Corp. (b)..........................       96,549
           5,224 Regal Beloit Corp..........................      108,137
           3,424 Research Frontiers, Inc. (b) (c)...........       28,556
           3,602 Universal Display Corp. (b) (c)............       28,420
           4,487 Vicor Corp. (b)............................       37,022
           4,734 Wilson Greatbatch Technologies, Inc. (b)...      138,233
                                                             ------------
                                                                1,535,572
                                                             ------------

                 ELECTRONICS--2.2%
           2,469 II-VI, Inc. (b)............................       39,652
           1,499 Analogic Corp..............................       75,382
           2,466 BEI Technologies, Inc......................       27,595
           2,211 Bel Fuse, Inc. (Class B) (b)...............       44,552
           5,144 Benchmark Electronics, Inc. (b)............      147,427
           4,155 Brady Corp. (b)............................      138,569
           7,269 Checkpoint Systems, Inc. (b) (c)...........       75,161
           6,530 Coherent, Inc. (b).........................      130,273
           6,740 CTS Corp...................................       52,235
           3,486 Cubic Corp. (b)............................       64,247
           3,165 Daktronics, Inc. (b).......................       42,348
           3,951 Dionex Corp. (b)...........................      117,384
           6,216 Electro Scientific Industries, Inc. (b) (c)      124,320
           1,977 Excel Technology, Inc. (b).................       35,369
           5,449 FEI Co. (b)................................       83,315
           3,380 Flir Systems, Inc. (b).....................      164,944
          18,773 Identix, Inc. (b) (c)......................       96,681

                See accompanying notes to financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                          VALUE
  SHARES                                                                (NOTE 1A)
-----------------------------------------------------------------------------------

              ELECTRONICS--(CONTINUED)
     2,615    Invision Technologies, Inc............................. $      68,931
     4,324    Itron, Inc. (b)........................................        82,891
     3,173    Keithley Instruments, Inc..............................        39,663
     1,867    Lecroy Corp. (b).......................................        20,724
     3,373    Manufacturers' Services, Ltd. (b) (c)..................        18,686
     4,265    Merix Corp. (b)........................................        35,826
     7,719    Methode Electronics, Inc...............................        84,677
     3,456    Molecular Devices Corp. (b)............................        56,920
     3,241    Nu Horizons Electronics Corp. (b)......................        18,733
     1,515    OSI Systems, Inc. (c)..................................        25,725
     3,858    Park Electrochemical Corp..............................        74,074
     7,185    Paxar Corp. (b)........................................       105,979
     3,843    Photon Dynamics, Inc. (b)..............................        87,620
     6,785    Pioneer Standard Electronics, Inc. (c).................        62,286
     2,910    Planar Systems, Inc. (b)...............................        60,033
     3,575    Rogers Corp. (b).......................................        79,544
     3,297    SBS Technologies, Inc. (b).............................        30,201
     2,902    Stoneridge, Inc. (b)...................................        34,534
       585    Suntron Corp. (b)......................................         2,732
     3,062    Sypris Solutions, Inc..................................        31,263
     9,524    Technitrol, Inc. (b)...................................       153,717
     9,794    Thomas & Betts Corp. (b)...............................       165,519
     5,694    Trimble Navigation, Ltd. (b)...........................        71,118
     6,666    Varian, Inc. (b).......................................       191,248
     3,537    Watts Industries, Inc..................................        55,672
     2,364    Woodhead Industries....................................        26,713
     2,003    Woodward Governor Co...................................        87,131
     4,060    X-Rite, Inc............................................        28,379
     3,706    Zygo Corp. (b).........................................        25,905
                                                                      -------------
                                                                          3,285,898
                                                                      -------------

              ENERGY--0.1%
     7,720    Fuelcell Energy, Inc. (b) (c)..........................        50,581
     5,596    Headwaters, Inc. (b)...................................        86,794
     3,896    Plug Power, Inc. (c)...................................        17,493
     4,601    Syntroleum Corp. (b)...................................         7,960
                                                                      -------------
                                                                            162,828
                                                                      -------------

              ENVIRONMENTAL CONTROL--0.6%
     7,568    Calgon Carbon Corp. (b)................................        37,386
     3,752    Casella Waste Systems, Inc. (b)........................        33,355
     2,680    Imco Recycling, Inc. (c)...............................        21,788
     3,965    Ionics, Inc. (b) (c)...................................        90,402
     1,773    Mine Safety Appliances Co..............................        57,179
     7,587    Stericycle, Inc. (b) (c)...............................       245,660
    11,316    Tetra Tech, Inc. (b)...................................       138,055
     1,967    TRC Cos., Inc. (b) (c).................................        25,827
     6,256    Waste Connections, Inc. (b) (c)........................       241,544
                                                                      -------------
                                                                            891,196
                                                                      -------------

              FINANCIAL SERVICES--0.8%
     5,003    Advanta Corp...........................................        46,978
     2,025    American Home Mortgage Holdings, Inc. (c)..............        22,275
     4,713    Bank United Corp.......................................           471

                                                                    VALUE
   SHARES                                                         (NOTE 1A)
   -------------------------------------------------------------------------

          FINANCIAL SERVICES--(CONTINUED)
    1,322 BKF Capital Group, Inc. (b)............................ $   23,333
    2,313 California First National Bancorp......................     29,606
    9,784 Charter Municipal Mortgage Acceptance Co...............    169,948
    4,021 Compucredit Corp. (b) (c)..............................     28,429
    3,018 Credit Acceptance Corp. (b) (c)........................     19,258
    2,818 DVI, Inc. (b)..........................................     21,276
    1,796 Federal Agricultural Mortgage Corp. (b) (c)............     55,030
    2,574 Financial Federal Corp. (b)............................     64,685
    3,365 Friedman Billings (b)..................................     31,496
    1,408 Gabelli Asset Management, Inc. (b) (c).................     42,296
    4,595 Jeffries Group, Inc....................................    192,852
   18,407 Knight Trading Group, Inc..............................     88,170
    7,112 Metris Cos., Inc. (c)..................................     17,567
    3,556 New Century Financial Corp. (c)........................     90,287
    6,351 Saxon Capital, Inc.....................................     79,451
   26,782 Soundview Technology Group, Inc........................     40,173
    3,054 SWS Group, Inc.........................................     41,412
    2,655 Westcorp...............................................     55,755
    1,558 WFS Financial, Inc. (b)................................     32,579
    4,300 World Acceptance Corp. (b).............................     32,723
                                                                  ----------
                                                                   1,226,050
                                                                  ----------

          FOOD & BEVERAGES--2.1%
    3,749 American Italian Pasta Co. (b) (c).....................    134,889
      591 Arden Group, Inc.......................................     35,767
    2,090 Boston Beer, Inc. (b)..................................     29,887
    2,926 Bridgford Foods Corp...................................     32,800
    8,118 Chiquita Brands International, Inc.....................    107,645
      670 Coca-Cola Bottling Co. Consolidated....................     43,222
    8,016 Corn Products International, Inc.......................    241,522
   42,549 Del Monte Foods Co. (b)................................    327,627
      202 Farmer Brothers Co.....................................     62,418
   10,359 Fleming Cos., Inc. (c).................................     68,059
    4,993 Flowers Foods, Inc.....................................     97,413
    3,778 Great Atlantic & Pacific Tea Co., Inc. (b) (c).........     30,451
    5,310 Hain Celestial Group, Inc. (b).........................     80,712
    1,475 Horizon Organic Holding Corp. (b)......................     23,880
    2,249 Ingles Markets, Inc....................................     26,468
    3,570 International Multifoods Corp. (b).....................     75,648
   10,358 Interstate Bakeries Corp...............................    157,959
    1,374 J & J Snack Foods Corp. (b)............................     49,066
    5,483 Lance, Inc.............................................     64,913
    3,175 Monterey Pasta Co......................................     11,906
    2,484 Nash Finch Co..........................................     19,201
    2,405 National Beverage Corp. (b)............................     36,797
    6,799 Pathmark Stores, Inc. (b)..............................     34,471
    1,962 Peets Coffee & Tea, Inc................................     27,723
    2,413 Penn Traffic Co. (c)...................................      8,446
    3,449 Pilgrims Pride Corp. (c)...............................     28,282
    6,773 Ralcorp Holdings, Inc. (b).............................    170,273
    1,350 Riviana Foods, Inc.....................................     36,478
    7,085 Ruddick Corp...........................................     96,994
    1,134 Sanderson Farms, Inc...................................     23,712
       84 Seabord Corp...........................................     20,160
   10,349 Sensient Technologies Corp.............................    232,542

                See accompanying notes to financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                            (NOTE 1A)
        ------------------------------------------------------------------

                   FOOD & BEVERAGES--(CONTINUED)
             1,806 Tasty Baking Co....................... $      15,712
            10,565 The J. M. Smucker Co..................       420,593
             2,100 The Robert Mondavi Corp. (b)..........        65,100
             4,303 United Natural Foods, Inc. (b)........       109,081
             2,492 Weis Markets, Inc.....................        77,377
             4,352 Wild Oats Markets, Inc. (b)...........        44,913
                                                          -------------
                                                              3,170,107
                                                          -------------

                   FOREST PRODUCTS & PAPER--0.6%
             5,453 Buckeye Technologies, Inc. (b)........        33,536
             5,958 Caraustar Industries, Inc.............        56,482
             2,239 Deltic Timber Corp. (b)...............        59,781
             2,223 Glatfelter............................        29,255
            11,549 Longview Fibre Co.....................        83,499
            24,860 Louisiana-Pacific Corp. (b)...........       200,372
             3,532 Pope & Talbot, Inc....................        50,366
             6,747 Potlatch Corp.........................       161,118
             2,544 Rock Tennessee Co.....................        34,293
             3,365 Schweitzer-Mauduit International, Inc.        82,443
             8,192 Wausau-Mosinee Paper Corp.............        91,914
                                                          -------------
                                                                883,059
                                                          -------------

                   GAS & OIL--3.5%
             3,541 3Tec Energy Corp. (b).................        50,247
             2,022 Atwood Oceanics, Inc. (b).............        60,862
             3,735 Berry Petroleum Co. (b)...............        63,682
             6,267 Cabot Oil & Gas Corp. (b).............       155,296
             8,732 Cal Dive International, Inc. (b)......       205,202
             2,081 Carbo Ceramics, Inc. (b)..............        70,130
            33,697 Chesapeake Energy Corp. (b)...........       260,815
             5,117 Comstock Resources, Inc. (b)..........        47,537
             5,344 Denbury Resources, Inc. (b)...........        60,387
             1,439 Dril-Quip, Inc. (b)...................        24,319
             1,989 Encore Aquisition Co..................        36,637
             4,333 Energy Partners, Ltd. (b).............        46,363
             4,253 Evergreen Resources (b)...............       190,747
             3,518 Exploration Co. (c)...................        10,484
             5,899 Frontier Oil Corp.....................       101,581
            15,055 Global Industries, Inc. (b)...........        62,779
            37,807 Grey Wolf, Inc. (b)...................       150,850
             2,807 Gulf Islands Fabrication, Inc. (b)....        45,614
            10,912 Hanover Compressor Co. (b) (c)........       100,172
             7,839 Harvest Natural Resources, Inc........        50,562
             2,223 Holly Corp............................        48,573
             3,991 Horizon Offshore, Inc. (b)............        19,875
             2,290 Houston Exploration Co. (b)...........        70,074
             2,620 Hydril Co. (b)........................        61,753
            10,125 Input/Output, Inc. (b)................        43,031
            26,700 Key Energy Services, Inc. (b).........       239,499
             6,451 Lone Star Technologies, Inc. (b)......        96,055
             1,273 Lufkin Industries, Inc................        29,852
            10,940 Magnum Hunter Resources, Inc. (b).....        65,093
            23,105 Meridian Resource Corp. (b) (c).......        20,795
             5,097 Natco Group, Inc. (b).................        32,009
            16,243 Newpark Resources, Inc. (b) (c).......        70,657

                                                            VALUE
            SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                     GAS & OIL--(CONTINUED)
               3,554 Nuevo Energy Co. (b)............... $     39,449
               5,206 Oceaneering International, Inc. (b)      128,796
               3,848 Oil States International, Inc. (b).       49,639
              17,556 Parker Drilling Co. (b)............       38,974
               5,413 Patina Oil & Gas Corp..............      171,321
               1,805 Penn Virginia Corp.................       65,612
               6,114 PetroQuest Energy, Inc. (b)........       25,373
               5,393 Plains Exploration & Production Co.       52,582
               2,278 Prima Energy Corp. (b).............       50,936
               2,165 Quicksilver Resources, Inc. (b)....       48,561
              11,584 Range Resources Corp. (b)..........       62,554
               4,590 Remington Oil Gas Corp. (b)........       75,322
               3,388 Resource America, Inc..............       30,529
               2,505 RPC, Inc...........................       29,058
               4,125 Seacor Smit, Inc. (b)..............      183,563
               5,788 Southwestern Energy Co. (b)........       66,273
               5,542 Spinnaker Exploration Co. (b)......      122,201
               6,291 St. Mary Land & Exploration Co. (c)      157,275
               5,070 Stone Energy Corp. (b).............      169,135
              10,988 Superior Energy Services, Inc. (b).       90,102
               5,207 Swift Energy Co. (b)...............       50,352
              14,606 Tesoro Petroleum Corp. (b).........       66,019
               2,975 Tetra Technologies, Inc. (b).......       63,576
               7,942 Tom Brown, Inc. (b)................      199,344
               5,157 Trico Marine Services, Inc. (b)....       17,173
              10,170 Unit Corp. (b).....................      188,653
               3,728 Universal Compression Holdings (b).       71,317
               7,018 Veritas DGC, Inc. (b)..............       55,442
              10,978 Vintage Petroleum, Inc.............      115,818
               5,234 W-H Energy Services, Inc...........       76,364
               4,555 Westport Resources Corp............       94,744
                                                         ------------
                                                            5,247,589
                                                         ------------

                     GAS & PIPELINE UTILITIES--2.1%
              13,289 AGL Resources, Inc.................      322,923
               9,818 Atmos Energy Corp..................      228,956
               2,498 Cascade Natural Gas Corp...........       49,960
               8,175 Energen Corp.......................      237,893
                 950 Energysouth, Inc...................       26,790
               4,269 Laclede Group, Inc.................      103,310
               6,407 New Jersey Resources Corp..........      202,397
               5,748 Northwest Natural Gas Co...........      155,541
               8,776 Northwestern Corp. (c).............       44,582
               3,563 NUI Corp...........................       61,497
              12,740 Oneok, Inc.........................      244,608
               7,316 Piedmont Natural Gas, Inc..........      258,621
               5,393 Plains Resources, Inc. (b).........       63,907
               4,162 Semco Energy, Inc..................       25,388
               2,710 South Jersey Industries, Inc.......       89,484
               9,075 Southern Union Co. (b).............      149,738
               7,431 Southwest Gas Corp.................      174,257
               6,946 TransMontaigne Inc. (b)............       32,229
               6,544 UGI Corp...........................      244,680
               4,260 Western Gas Resources, Inc.........      156,981

                See accompanying notes to financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
        SHARES                                                 (NOTE 1A)
      --------------------------------------------------------------------

                 GAS & PIPELINE UTILITIES--(CONTINUED)
          11,546 WGL Holdings, Inc.......................... $     276,180
                                                             -------------
                                                                 3,149,922
                                                             -------------

                 HEALTH CARE--PRODUCTS--3.3%
           2,011 Advanced Neuromodulation Systems (b) (c)...        70,586
           6,516 Alaris Medical, Inc........................        39,748
           7,471 Align Technology, Inc. (c).................        20,627
           4,412 American Medical Systems Holdings, Inc. (b)        71,519
           2,108 Arrow International, Inc...................        85,732
           4,938 Arthrocare Corp. (b) (c)...................        48,639
           2,593 Biosite Diagnostics, Inc. (b) (c)..........        88,214
           2,123 Bruker AXS, Inc. (b).......................         3,843
           7,316 Bruker Daltonics, Inc. (b) (c).............        35,556
           1,505 Cantel Medical Corp........................        19,053
          12,397 Cardia Science, Inc........................        27,397
           7,224 Cardiodynamics International Corp. (b).....        22,178
           7,727 Cepheid, Inc. (c)..........................        39,392
           3,048 Cerus Corp. (b)............................        65,532
           1,238 Closure Medical Corp. (b)..................        12,974
           5,914 Columbia Laboratories, Inc. (b) (c)........        19,871
           2,995 Conceptus, Inc. (b) (c)....................        35,880
           6,094 Conmed Corp. (b)...........................       119,381
           6,886 Cooper Cos., Inc. (c)......................       172,288
           4,911 Cyberonics, Inc. (b).......................        90,362
           2,694 Datascope Corp. (c)........................        66,814
           4,088 Endocare, Inc. (b) (c).....................        14,063
           2,976 Epix Medical, Inc..........................        21,516
           4,065 Haemonetics Corp. (b)......................        87,235
           4,366 Hanger Orthopedic Group....................        57,413
           5,465 Health Tronics Surgical Services, Inc......        43,780
           4,356 Hologic, Inc...............................        53,187
           2,385 ICU Medical, Inc. (b)......................        88,961
           7,201 IDEXX Laboratories, Inc. (b)...............       239,793
           3,411 IGEN International, Inc. (b) (c)...........       146,161
           2,122 Immucor Corp...............................        42,971
           2,695 Inamed Corp. (b)...........................        83,006
           6,803 Intuitive Surgical, Inc. (b) (c)...........        41,906
           5,950 Invacare Corp..............................       198,135
           1,681 Inverness Medical Innovations, Inc. (c)....        22,105
           2,602 Jarden Corp................................        62,110
           1,636 Kensey Nash Corp...........................        29,890
           2,755 Kyphon, Inc. (c)...........................        23,528
           2,377 Lifecore Biomedical, Inc...................        20,395
             904 Lifeline Systems, Inc......................        20,277
           4,130 Luminex Corp. (b) (c)......................        16,974
           1,955 MedSource Technologies, Inc. (c)...........        12,688
           4,455 Mentor Corp................................       171,517
           2,597 Merit Medical Systems, Inc.................        51,732
           5,796 Oakley, Inc. (b) (c).......................        59,525
           3,834 Ocular Sciences, Inc. (b)..................        59,504
           5,923 Orasure Technologies, Inc. (b) (c).........        32,280
           7,217 Orthologic Corp............................        26,053
           2,100 Polymedica Corp. (b) (c)...................        64,764
           3,870 Possis Medical, Inc. (b)...................        69,660
          16,104 PSS World Medical, Inc. (b)................       110,151

                                                            VALUE
            SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                     HEALTH CARE--PRODUCTS--(CONTINUED)
               5,065 Qmed, Inc.......................... $     31,707
               5,800 Quidel Corp........................       20,120
               6,875 ResMed, Inc. (b) (c)...............      210,169
               7,828 Respironics, Inc. (b)..............      238,214
               5,122 Rita Medical Systems, Inc. (c).....       25,866
               4,918 Sola International, Inc. (b).......       63,934
               6,796 Sonic Innovations, Inc.............       25,893
               3,183 Sonosite, Inc. (b).................       41,602
               3,014 Surmodics, Inc. (b) (c)............       86,442
               8,580 Sybron Dental Specialties, Inc. (b)      127,413
               9,401 Techne Corp. (b)...................      268,568
               5,012 Therasense, Inc. (c)...............       41,850
              11,108 Thoratec Corp. (b).................       84,754
              10,861 VISX, Inc. (b).....................      104,048
               2,861 Ventana Medical Systems, Inc. (b)..       65,946
               5,891 Viasys Healthcare, Inc.............       87,717
               1,337 Vital Signs, Inc...................       39,950
               2,961 West Pharmaceutical Services, Inc..       72,248
               6,870 Women First Healthcare, Inc........       31,334
               3,534 Wright Medical Group, Inc..........       61,700
               1,229 Young Innovations, Inc.............       28,599
               1,889 Zoll Medical Corp. (b).............       67,381
                                                         ------------
                                                            4,952,321
                                                         ------------

                     HOME BUILDERS--0.9%
               2,837 Beazer Homes USA, Inc. (b).........      171,922
              11,017 Champion Enterprises, Inc. (b) (c).       31,398
               3,252 Coachmen Industries, Inc...........       51,382
               2,100 Dominion Homes, Inc. (b)...........       29,925
               7,907 Fleetwood Enterprises, Inc. (c)....       62,070
               3,390 Hovnanian Enterprises, Inc. (b)....      107,463
               4,602 M.D.C. Holdings, Inc...............      176,073
               2,728 M/I Schottenstein Homes, Inc.......       75,838
               1,726 Meritage Corp. (b).................       58,080
               2,010 Modtech Holdings, Inc..............       19,497
               5,400 Monaco Coach Corp. (b).............       89,370
               3,897 Palm Harbor Homes, Inc. (b) (c)....       68,081
               1,391 Skyline Corp.......................       41,034
               7,639 Standard-Pacific Corp..............      189,065
               1,945 Technical Olympic USA, Inc.........       28,805
               1,563 WCI Communities, Inc...............       15,943
               1,120 William Lyon Homes, Inc............       24,450
               2,720 Winnebago Industries, Inc. (c).....      106,706
                                                         ------------
                                                            1,347,102
                                                         ------------

                     HOTELS & RESTAURANTS--1.7%
               3,224 AFC Enterprises, Inc. (b)..........       67,736
               2,342 Ameristar Casinos, Inc. (c)........       33,022
               7,736 Aztar Corp. (b)....................      110,470
               2,431 Benihana, Inc......................       32,819
               8,314 Bob Evans Farms, Inc...............      194,132
               6,449 Boca Resorts, Inc. (b).............       69,004
               7,019 Boyd Gaming Corp. (b)..............       98,617
               3,436 Buca, Inc. (b) (c).................       28,588

                See accompanying notes to financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                             (NOTE 1A)
        ---------------------------------------------------------------

                  HOTELS & RESTAURANTS--(CONTINUED)
            3,203 California Pizza Kitchen, Inc. (b)...... $     80,716
            4,169 Champps Entertainment, Inc. (c).........       39,647
            4,180 Chicago Pizza & Brewery, Inc. (c).......       28,842
            5,051 Choice Hotels, Inc. (b).................      114,658
           11,491 CKE Restaurants, Inc....................       49,411
            2,484 Dave & Buster's, Inc....................       21,487
            2,339 Hollywood Casino Corp...................       28,723
            4,467 IHOP Corp. (b)..........................      107,208
            4,954 Landry's Restaurants, Inc...............      105,223
            4,316 Lone Star Steakhouse & Saloon, Inc......       83,471
            5,072 Luby's, Inc. (b)........................       14,760
            4,454 Marcus Corp.............................       63,247
            2,298 Monarch Casino & Resort, Inc. (b).......       31,552
            4,750 MTR Gaming Group, Inc...................       37,810
            3,578 O'Charleys, Inc. (b)....................       73,456
            3,648 P.F. Chang's China Bistro, Inc. (b) (c).      132,422
            5,454 Panera Bread Co. (b)....................      189,854
            3,060 Papa John's International, Inc. (b) (c).       85,313
           10,193 Prime Hospitality Corp. (b).............       83,073
            4,457 Rare Hospitality International, Inc. (b)      123,102
           10,017 Ryan's Family Steak Houses, Inc. (b)....      113,693
            8,641 Sonic Corp. (b).........................      177,054
            5,126 The Steak n Shake Co....................       51,260
            3,001 Triarc Cos. (b).........................       78,746
           33,863 Wyndham International, Inc. (b).........        7,788
                                                           ------------
                                                              2,556,904
                                                           ------------

                  HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.8%
            1,035 American Woodmark Corp..................       49,163
            3,655 Applica, Inc. (b).......................       18,275
            6,877 Baldor Electric Co. (b).................      135,821
            2,276 Bassett Furniture Industries, Inc.......       32,592
            1,449 Franklin Electric, Inc..................       69,566
            8,189 Kennametal, Inc.........................      282,357
            7,653 Kimball International, Inc. (Class B)...      109,055
            7,551 Lincoln Electric Holdings, Inc..........      174,806
            4,070 Milacron, Inc...........................       24,217
            2,027 Parkervision, Inc. (b) (c)..............       16,540
            3,718 Salton, Inc. (b) (c)....................       35,767
            1,164 Stanley Furniture, Inc. (b).............       27,063
            1,474 The L.S. Starrett Co....................       24,468
            2,791 Toro Co.................................      178,345
            3,124 Universal Electronics, Inc. (b).........       30,428
                                                           ------------
                                                              1,208,463
                                                           ------------

                  HOUSEHOLD PRODUCTS--0.8%
            7,681 Blyth, Inc. (b).........................      205,543
            3,234 Central Garden & Pet Co. (b)............       59,861
              861 CSS Industries, Inc.....................       28,499
            3,680 Ennis Business Forms, Inc...............       42,762
            4,537 Fossil, Inc. (b)........................       92,283
            3,474 Libbey, Inc.............................       90,324
            1,066 National Presto Industries, Inc.........       31,319
            2,614 New England Business Service, Inc.......       63,782
            3,263 Oneida, Ltd.............................       35,991
            6,301 Playtex Products, Inc. (b)..............       62,254

                                                              VALUE
          SHARES                                            (NOTE 1A)
        ---------------------------------------------------------------

                   HOUSEHOLD PRODUCTS--(CONTINUED)
             2,229 Russ Berrie & Co., Inc................ $      75,296
             3,925 The Standard Register Co..............        70,650
            12,340 Tupperware Corp.......................       186,087
             2,404 Water Pik Technologies, Inc...........        17,669
             3,608 WD-40 Co..............................        95,323
             6,120 Yankee Candle, Inc. (b)...............        97,920
                                                          -------------
                                                              1,255,563
                                                          -------------

                   INDUSTRIAL MACHINERY--1.8%
             2,580 Alamo Group, Inc......................        31,605
             5,351 Albany International Corp. (Class A)..       110,552
             4,339 Applied Industrial Technologies, Inc..        82,007
             3,435 Astec Industries, Inc.................        34,110
             4,893 Briggs & Stratton Corp. (b)...........       207,806
             7,643 Brooks-PRI Automation, Inc............        87,589
             2,119 Cascade Corp. (c).....................        33,798
             5,613 Clarcor, Inc..........................       181,132
             7,593 Cognex Corp...........................       139,939
             9,026 Columbus McKinnon Corp. (b)...........        34,488
             3,585 Gardner Denver, Inc. (b)..............        72,776
             5,039 Global Power Equipment Group, Inc. (c)        24,842
             1,662 Gorman-Rupp Co........................        39,057
             6,580 IDEX Corp.............................       215,166
             9,529 JLG Industries, Inc...................        71,753
             9,756 Joy Global, Inc.......................       109,853
             2,769 Kadant, Inc...........................        41,535
             2,253 Lindsay Manufacturing Co..............        48,214
             5,724 Manitowoc, Inc........................       145,962
             1,214 NACCO Industries, Inc.................        53,137
             5,033 Nordson Corp..........................       124,969
             6,921 Presstek, Inc. (b) (c)................        31,906
             1,893 Robbins & Myers, Inc..................        34,831
             2,197 Sauer-Danfoss, Inc....................        17,356
             6,437 Stewart & Stevenson Services, Inc.....        91,019
            19,508 SureBeam Corp. (b) (c)................        78,812
             3,419 Tecumseh Products Co..................       150,880
             2,033 Tennant Co............................        66,276
             8,985 Terex Corp. (b).......................       100,093
             3,268 Thomas Industries, Inc................        85,164
             9,342 Unova, Inc. (b).......................        56,052
             7,747 Wabtec Corp...........................       108,768
                                                          -------------
                                                              2,711,447
                                                          -------------

                   INSURANCE--2.1%
             7,796 Alfa Corp.............................        93,638
             2,246 American Physicians Capital, Inc. (b).        42,247
             4,876 Argonaut Group, Inc...................        71,921
             1,293 Baldwin & Lyons, Inc. (Class B) (b)...        30,450
             3,491 CNA Surety Corp.......................        27,404
            19,153 Ceres Group, Inc......................        36,774
             5,120 Citizens, Inc. (b)....................        38,400
             5,828 Commerce Group, Inc...................       218,492
             6,004 Crawford & Co. (Class B) (b) (c)......        30,020
             2,969 Delphi Financial Group, Inc. (b)......       112,703
             2,108 EMC Insurance Group, Inc..............        37,670

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                (NOTE 1A)
       ------------------------------------------------------------------

                 INSURANCE--(CONTINUED)
           2,581 FBL Financial Group, Inc................... $     50,252
           1,770 Financial Industries Corp..................       25,205
           5,927 FPIC Insurance Group, Inc. (c).............       40,896
           1,651 Great American Financial Resources, Inc....       28,397
           6,694 Harleysville Group, Inc....................      176,922
           7,830 Hilb, Rogal & Hamilton Co..................      320,247
           8,027 Horace Mann Educators Corp.................      123,054
           1,583 Independence Holding Co....................       33,987
             825 Kansas City Life Insurance Co..............       31,268
           4,198 Landamerica Financial Group, Inc...........      148,819
           1,097 MEEMIC Holdings, Inc. (b)..................       31,747
           1,677 Midland Co.................................       31,863
             487 National Western Life Insurance Co. (b)....       46,752
             948 Navigators Group, Inc......................       21,757
             337 NYMAGIC, Inc. (b)..........................        6,555
           3,786 Odyssey Re Holdings Corp...................       67,012
          12,085 Ohio Casualty Corp. (b)....................      156,501
           3,808 Philadelphia Consolidated Holding Corp. (b)      134,803
           3,351 Pico Holdings, Inc. (b)....................       45,004
           5,966 PMA Capital Corp. (c)......................       85,493
           4,663 Presidential Life Corp.....................       46,304
           4,839 ProAssurance Corp..........................      101,619
           3,545 RLI Corp...................................       98,905
           5,844 Selective Insurance Group, Inc.............      147,152
           2,865 State Auto Financial Corp..................       44,407
           3,828 Stewart Information Services Corp. (b).....       81,881
           1,781 Triad Guaranty, Inc. (b)...................       65,648
           9,171 UICI, Inc. (b).............................      142,609
           1,630 United Fire & Casualty Co..................       54,523
           5,271 Universal American Financial Corp. (b).....       30,672
           8,037 Vesta Insurance Group, Inc.................       22,102
           1,864 Zenith National Insurance Corp.............       43,841
                                                             ------------
                                                                3,225,916
                                                             ------------

                 INTERNET--2.9%
           3,604 1-800 Contacts, Inc. (b) (c)...............       99,362
           2,795 1-800-FLOWERS.COM, Inc. (b)................       17,469
           8,528 Agile Software Corp. (b)...................       66,007
          22,244 Akamai Technologies, Inc. (b) (c)..........       38,482
           7,051 Alloy Online, Inc. (b) (c).................       77,208
          16,633 Answerthink, Inc. (b)......................       41,583
          59,738 Ariba, Inc. (b) (c)........................      148,150
           6,539 Asiainfo Holdings, Inc. (b) (c)............       41,457
           6,653 At Road, Inc. (b) (c)......................       27,477
           7,844 Avenue A, Inc. (b).........................       22,748
           9,392 Avocent Corp. (b)..........................      208,690
           6,273 Centillium Communications, Inc. (b)........       14,177
          28,053 CNET Networks, Inc. (b)....................       76,024
           6,383 Digital Insight Corp. (b)..................       55,468
           6,055 Digital River, Inc. (b)....................       72,357
          10,677 Digitas Inc. (b)...........................       36,942
          26,810 DoubleClick, Inc. (b)......................      151,745
           6,105 drugstore.com, inc. (b)....................       14,652
          14,166 E. Piphany, Inc. (b).......................       59,072
          28,261 Earthlink, Inc. (b) (c)....................      154,022
          10,831 Entrust, Inc. (b)..........................       36,392

                                                                 VALUE
          SHARES                                               (NOTE 1A)
         -----------------------------------------------------------------

                      INTERNET--(CONTINUED)
             1,833    eResearch Technology, Inc. (c)......... $     30,703
             5,084    eSPEED, Inc. (b).......................       86,128
             5,008    F5 Networks, Inc. (b) (c)..............       53,786
             8,869    Freemarkets, Inc. (b)..................       57,108
             4,222    GSI Commerce, Inc. (b) (c).............       15,410
             8,363    Harris Interactive, Inc. (b)...........       24,671
            18,420    HomeStore, Inc. (c)....................       15,657
             9,117    I-many, Inc. (b).......................       12,946
            32,858    Inktomi Corp. (b)......................       52,573
            27,677    Interland, Inc. (b)....................       35,980
             8,599    Internet Security Systems, Inc. (b) (c)      157,620
            23,970    Interwoven, Inc. (b)...................       62,322
            15,802    ITXC Corp. (b).........................       36,661
             1,575    J2 Global Communications (b) (c).......       29,988
             5,436    Keynote Systems, Inc. (b)..............       41,966
             2,431    LendingTree, Inc. (b) (c)..............       31,311
            24,156    Liberate Technologies (b) (c)..........       34,543
            15,457    LookSmart, Ltd. (b) (c)................       38,333
            10,617    MatrixOne, Inc. (b)....................       45,653
             4,203    Neoforma, Inc. (b) (c).................       50,226
            11,054    Net.Bank, Inc. (b).....................      107,003
             1,402    Netflix Common, Inc. (c)...............       15,436
             5,907    Netratings, Inc. (b)...................       42,525
            18,700    NIC, Inc. (b)..........................       26,928
            39,341    Openwave Systems, Inc. (b).............       78,682
            12,126    Overture Services, Inc. (b)............      331,161
             4,529    PC-TEL, Inc. (b).......................       30,707
            28,422    Portal Software, Inc. (b)..............       22,965
            28,607    Priceline.Com, Inc. (b)................       45,771
             3,127    ProQuest Co. (b).......................       61,289
             1,900    ProcureNet, Inc........................            0
             3,079    QRS Corp. (b)..........................       20,321
             9,780    Raindance Communications, Inc. (b).....       31,589
             6,675    Register.com, Inc. (b).................       30,038
            27,409    Riverstone Networks, Inc. (b)..........       58,107
            10,203    RSA Security, Inc. (b).................       61,116
            16,015    S1 Corp. (b)...........................       71,427
            27,010    Safeguard Scientifics, Inc. (b)........       36,734
            29,814    Sapient Corp. (b)......................       61,119
             6,628    Secure Computing Corp. (b) (c).........       42,485
            12,431    SeeBeyond Technology Corp. (b).........       30,207
            11,550    SonicWall, Inc. (b)....................       41,927
             7,924    Stamps.com, Inc. (b)...................       37,005
            18,130    TIBCO Software, Inc. (b)...............      112,043
             6,831    Trizetto Group, Inc. (b)...............       41,942
             4,699    United Online, Inc. (b) (c)............       74,907
            15,534    Valueclick, Inc. (b) (c)...............       43,340
             4,992    Verity, Inc. (b).......................       66,848
            53,127    Vignette Corp. (b).....................       65,187
            43,893    Vitria Technology, Inc. (b)............       32,920
             5,943    Watchguard Technologies, Inc. (b) (c)..       37,922
             5,232    WebEx Communications, Inc. (b) (c).....       78,480
            10,188    webMethods, Inc. (b) (c)...............       83,745
             4,763    Websense, Inc. (b).....................      101,742
                                                              ------------
                                                                 4,396,687
                                                              ------------

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
--------------------------------------------------------------------------------

           INVESTMENT BROKERAGE--0.2%
    41,844 Ameritrade Holding Corp. (b) (c)....................... $     236,837
                                                                   -------------

           INVESTMENT COMPANIES--0.2%
     9,846 American Capital Strategies, Ltd. (c)..................       212,575
     2,004 Gladstone Capital Corp. (c)............................        33,006
     4,567 MCG Capital Corp. (c)..................................        49,050
                                                                   -------------
                                                                         294,631
                                                                   -------------

           IRON & STEEL--0.3%
     4,338 Carpenter Technology Corp..............................        54,008
     2,010 Cleveland Cliffs, Inc..................................        39,898
     1,910 Gibraltor Steel Corp...................................        36,366
     2,308 Material Sciences Corp. (c)............................        29,866
     5,831 Oregon Steel Mills, Inc. (b)...........................        23,441
     5,359 Reliance Steel & Aluminum Co...........................       111,682
     2,215 Roanoke Electric Steel Corp............................        21,043
     5,043 Ryerson Tull, Inc......................................        30,762
     1,749 Schnitzer Steel Industries, Inc........................        36,554
     7,211 Steel Dynamics, Inc. (b)...............................        86,748
                                                                   -------------
                                                                         470,368
                                                                   -------------

           LEISURE--1.4%
     9,564 Alliance Gaming Corp. (b) (c)..........................       162,875
     2,117 Ambassadors Group, Inc.................................        27,396
     5,940 AMC Entertainment, Inc. (b)............................        52,569
     3,610 Arctic Cat, Inc........................................        57,760
     5,629 Argosy Gaming Corp. (b) (c)............................       106,557
     6,978 Bally Total Fitness Holding Corp. (b) (c)..............        49,474
     1,803 Carmike Cinemas, Inc. (b) (c)..........................        35,429
     1,360 Churchill Downs, Inc. (c)..............................        51,925
     2,258 Dover Downs Gaming & Entertainment, Inc................        20,525
     7,901 Dover Motorsports, Inc.................................        36,740
     1,805 Escalade, Inc..........................................        36,100
     4,977 Gaylord Entertainment Co. (b)..........................       102,526
     3,586 Isle of Capri Casinos, Inc. (b)........................        47,479
     4,056 K2, Inc. (b)...........................................        38,126
     9,665 Macrovision Corp. (b)..................................       155,027
    10,002 Magna Entertainment Corp. (b) (c)......................        62,012
     3,039 Marine Products Corp...................................        29,934
     2,314 Multimedia Games, Inc. (c).............................        63,542
     6,762 Nautilus Group, Inc. (c)...............................        90,340
     2,735 Navigant International, Inc. (b).......................        33,723
     5,607 Pegasus Solutions, Inc. (b)............................        56,238
     6,864 Penn National Gaming, Inc. (b).........................       108,863
     5,436 Pinnacle Entertainment, Inc. (b).......................        37,671
    10,329 Scientific Games Corp..................................        74,989
     4,021 Shuffle Master, Inc. (b) (c)...........................        76,841
     3,082 Speedway Motorsports, Inc. (b).........................        79,454
     7,791 Station Casinos, Inc. (b) (c)..........................       137,901
     1,933 Steinway Musical Instructions, Inc. (b)................        31,450
     3,460 Thor Industries, Inc...................................       119,128
     1,900 Vail Resorts, Inc. (b) (c).............................        28,823
     4,949 WMS Industries, Inc. (b) (c)...........................        74,136
     6,643 Zomax, Inc. (b)........................................        28,233
                                                                   -------------
                                                                       2,113,786
                                                                   -------------

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
--------------------------------------------------------------------------------

           MEDIA--1.0%
     2,148 4Kids Entertainment, Inc. (b) (c)...................... $      47,428
     8,103 Acacia Research--Acacia Technologies (b) (c)...........        19,528
     4,115 Acme Communications, Inc. (b)..........................        32,797
       832 Courier Corp...........................................        38,139
     5,964 Crown Media Holdings, Inc. (b) (c).....................        13,479
     1,117 Fisher Communications, Inc.............................        58,888
     2,011 Gray Television, Inc. (c)..............................        23,830
    11,717 Hollinger International, Inc...........................       119,045
     2,305 Information Holdings, Inc. (b).........................        35,774
     9,336 Insight Communications, Inc. (b).......................       115,580
     6,156 Journal Register Co. (b)...............................       109,454
     3,809 Liberty Corp...........................................       147,789
     2,490 LodgeNet Entertainment Corp. (b).......................        26,593
     2,377 Martha Stewart Living, Inc. (b) (c)....................        23,461
    12,123 Mediacom Communications Corp. (b) (c)..................       106,804
    12,692 Paxson Communications Corp. (b)........................        26,145
     3,149 Playboy Enterprises, Inc. (Class B) (b) (c)............        31,899
    29,527 Primedia, Inc..........................................        60,826
     2,019 Pulitzer, Inc..........................................        90,754
     6,028 Regent Communications, Inc. (b)........................        35,625
     3,370 Saga Communications, Inc. (b)..........................        64,030
     1,974 Salem Communications Corp. (b).........................        49,291
     6,954 Sinclair Broadcast Group, Inc. (b).....................        80,875
    15,595 Sirius Satellite Radio, Inc. (b) (c)...................         9,981
     8,160 Spanish Broadcasting Systems, Inc. (b).................        58,752
     1,906 Thomas Nelson, Inc.....................................        19,098
       808 Value Line, Inc........................................        35,099
     2,253 World Wrestling Entertainment, Inc. (b)................        18,137
    12,255 XM Satellite Radio Holdings, Inc. (b) (c)..............        32,966
     3,136 Young Broadcasting, Inc. (b)...........................        41,301
                                                                   -------------
                                                                       1,573,368
                                                                   -------------

           METALS--0.8%
     4,432 A.M. Castle & Co. (c)..................................        20,166
     2,246 Circor International, Inc..............................        35,711
     5,452 Commercial Metals Co...................................        88,540
     4,864 Intermet Corp..........................................        20,429
     6,214 Kaydon Corp............................................       131,799
     5,952 Ladish, Inc. (b).......................................        47,973
     1,107 Lawson Products, Inc...................................        34,295
     8,504 Maverick Tube Corp. (b)................................       110,807
     6,682 Mueller Industries, Inc. (b)...........................       182,084
     2,570 NN, Inc................................................        25,674
     1,301 Northwest Pipe Co......................................        22,507
     3,865 NS Group, Inc. (b).....................................        25,200
     2,638 Penn Engineering & Manufacturing Corp..................        28,095
     3,888 Quanex Corp............................................       130,248
     3,049 Valmont Industries, Inc................................        59,151
    15,986 Worthington Industries, Inc............................       243,627
                                                                   -------------
                                                                       1,206,306
                                                                   -------------

           MINING--0.3%
     4,482 Amcol International Corp...............................        25,996
     3,762 Brush Engineered Material, Inc. (b)....................        20,691
     2,672 Century Aluminum Co....................................        19,799
    16,905 Hecla Mining Co. (c)...................................        85,539

                See accompanying notes to financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
         SHARES                                               (NOTE 1A)
       ---------------------------------------------------------------------

                  MINING--(CONTINUED)
            1,177 Liquidmetal Technologies (b) (c)......... $      12,099
            2,827 Royal Gold, Inc. (c).....................        70,452
            4,700 RTI International Metals, Inc. (b).......        47,470
            3,184 Southern Peru Copper Corp................        45,850
            9,748 Stillwater Mining Co. (b)................        52,152
            1,000 Tremont Corp. (b)........................        29,800
           18,364 USEC, Inc................................       110,551
                                                            -------------
                                                                  520,399
                                                            -------------

                  MUTUAL FUNDS--3.3%
           66,050 iShares Russell 2000 Index Fund..........     5,007,250
                                                            -------------

                  RAILROADS & EQUIPMENT--0.4%
            5,146 Florida East Coast Indiana, Inc. (c).....       119,387
            2,624 Genesee & Wyoming, Inc...................        53,399
           14,284 Kansas City Southern Industries, Inc. (b)       171,408
            6,449 RailAmerica, Inc. (b)....................        46,239
            6,389 USFreightways Corp.......................       183,684
                                                            -------------
                                                                  574,117
                                                            -------------

                  REAL ESTATE--0.3%
              974 Avatar Holding, Inc. (b).................        22,402
            6,335 Corrections Corp. of America (b).........       108,645
            4,402 Insignia Financial Group, Inc. (b).......        31,915
            6,844 Jones Lang Lasalle, Inc. (b).............       105,261
            5,070 LNR Property Corp........................       179,478
            6,654 Trammell Crow Co. (b)....................        59,886
            1,204 Wellsford Real Properties, Inc...........        18,975
                                                            -------------
                                                                  526,562
                                                            -------------

                  REAL ESTATE INVESTMENT TRUST--6.9%
            3,021 Acadia Realty Trust......................        22,416
              446 Alexander's, Inc. (b)....................        28,789
            4,229 Alexandria Real Estate Equities, Inc.....       180,155
            3,190 AMLI Residential Properties Trust........        67,883
           10,394 Anthracite Capital, Inc. (c).............       113,295
            5,453 Anworth Mortgage Asset Corp..............        68,544
            6,602 Apex Mortgage Capital, Inc. (c)..........        43,177
            3,672 Associated Estates Realty Corp...........        24,786
            3,277 Bedford Property Investors, Inc. (b).....        84,186
            3,897 Boykin Lodging Co. (b)...................        36,359
            6,026 Brandywine Realty Trust (b)..............       131,427
            4,832 Capital Automotive REIT..................       114,518
            2,188 Capstead Mortgage Corp...................        53,934
            4,811 CBL & Associates Properties, Inc. (b)....       192,681
            5,496 Center Trust, Inc........................        42,869
            5,058 Chateau Communities, Inc.................       116,334
            7,131 Chelsea Property Group, Inc..............       237,534
            3,208 Colonial Properties Trust................       108,880
            8,276 Commercial Net Lease Realty..............       126,871
           10,849 Cornerstone Realty Income Trust, Inc.....        86,358
            3,828 Corporate Office Properties Trust........        53,707
            1,622 Correctional Properties Trust............        35,197
            4,771 Crown American Realty Trust..............        43,893

                                                                VALUE
         SHARES                                               (NOTE 1A)
       ------------------------------------------------------------------

                  REAL ESTATE INVESTMENT TRUST--(CONTINUED)
            3,275 EastGroup Properties, Inc................ $      83,512
            3,869 Entertainment Properties Trust...........        90,999
            9,150 Equity Inns, Inc.........................        55,083
            2,542 Equity One, Inc..........................        33,936
            3,424 Essex Property Trust, Inc................       174,110
            5,523 FBR Asset Investment Corp................       187,230
            9,159 Federal Realty Investment Trust..........       257,551
           11,557 FelCor Lodging Trust, Inc................       132,212
            6,648 Gables Residential Trust.................       165,735
            3,490 Getty Realty Corp........................        66,136
            3,548 Glenborough Realty Trust, Inc............        63,225
            7,030 Glimcher Realty Trust....................       124,782
            2,969 Great Lakes REIT.........................        49,434
            9,269 Health Care REIT, Inc....................       250,726
            9,963 Healthcare Realty Trust, Inc.............       291,418
            4,069 Heritage Property Investment Trust, Inc..       101,603
            6,173 Home Properties of New York, Inc.........       212,660
           30,624 HRPT Properties Trust....................       252,342
            8,914 IMPAC Mortage Holdings, Inc..............       102,511
            5,293 Innkeepers USA Trust.....................        40,544
            9,263 Investors Real Estate Trust..............        92,445
            7,589 IRT Property Co..........................        90,081
            7,872 JDN Realty Corp..........................        86,198
            3,234 Keystone Property Trust..................        54,881
            5,493 Kilroy Realty Corp.......................       126,614
            4,313 Koger Equity, Inc........................        67,283
            4,163 Kramont Realty Trust.....................        60,988
           32,688 La Quinta Corp...........................       143,827
            3,806 LaSalle Hotel Properties.................        53,284
            7,306 Lexington Corporate Properties Trust.....       116,165
            3,887 LTC Properties, Inc......................        26,121
            2,903 Manufactured Home Communities, Inc.......        86,016
            9,221 MeriStar Hospitality Corp................        60,859
            9,332 MFA Mortgage Investment, Inc.............        78,389
            3,183 Mid-America Apartment Communities, Inc...        77,824
            3,940 Mid-Atlantic Realty Trust................        68,556
            3,265 Mission West Properties, Inc.............        32,324
            5,156 National Health Investors, Inc. (b)......        82,908
            2,226 National Health Realty, Inc..............        32,500
           11,678 Nationwide Health Properties, Inc........       174,353
            2,355 Novastar Financial, Inc. (c).............        73,076
           10,674 Omega Healthcare Investors, Inc..........        39,921
            7,917 Pan Pacific Retail Properties............       289,208
            1,765 Parkway Properties, Inc..................        61,916
            3,185 Pennsylvania Real Estate Investment Trust        82,810
            7,949 Post Properties, Inc.....................       189,981
            7,310 Prentiss Properties Trust................       206,727
           10,534 Price Legacy Corp........................        29,495
            2,266 PS Business Parks, Inc...................        72,059
            3,540 RAIT Investment Trust....................        76,464
            1,838 Ramco-Gershenson Property Trust..........        36,301
            7,921 Realty Income Corp.......................       277,235
            2,480 Redwood Trust, Inc.......................        68,696
            5,983 RFS Hotel Investors, Inc. (b)............        64,975
            2,384 Saul Centers, Inc........................        56,739

                See accompanying notes to financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
        SHARES                                                    (NOTE 1A)
      --------------------------------------------------------------------------

                    REAL ESTATE INVESTMENT TRUST--(CONTINUED)
          10,278    Senior Housing Properties Trust............ $     109,050
           8,018    Shurgard Storage Centers, Inc..............       251,284
           2,605    Sizeler Property Investments, Inc..........        24,200
           6,264    SL Green Realty Corp.......................       197,942
           2,830    Sovran Self Storage, Inc...................        80,259
           4,998    Summit Properties, Inc.....................        88,964
           3,358    Sun Communities, Inc.......................       122,802
           1,176    Tanger Factory Outlet Centers, Inc.........        36,456
           6,490    Taubman Centers, Inc.......................       105,333
           7,752    The Macerich Co............................       238,374
           5,574    The Mills Corp.............................       163,541
           3,235    The Town & Country Trust...................        68,258
          12,292    Thornburg Mortgage, Inc. (c)...............       247,069
           1,999    Transcontinental Realty Investors, Inc.....        35,262
           4,421    US Restaurant Properties, Inc..............        62,248
           2,468    Universal Health Realty Income Trust, Inc..        64,785
           5,566    Urstadt Biddle Properties, Inc.............        61,671
          14,433    Ventas, Inc................................       165,258
           8,750    Washington Real Estate Investment Trust....       223,125
           3,817    Winston Hotels, Inc........................        29,773
                                                                -------------
                                                                   10,362,415
                                                                -------------

                    RETAIL--4.2%
           5,238    7-Eleven, Inc. (b).........................        39,285
           2,740    A.C. Moore Arts & Crafts, Inc..............        34,825
           2,825    Aeropostale, Inc. (b) (c)..................        29,860
          10,455    Ann Taylor Stores Corp. (b)................       213,491
           3,595    Asbury Automotive Group, Inc. (c)..........        30,234
           1,025    Bebe Stores, Inc. (b)......................        13,735
           1,805    Blair Corp.................................        42,093
           1,917    Brookstone, Inc............................        27,720
           3,968    Brown Shoe Co., Inc. (b)...................        94,557
           1,591    Buckle, Inc. (b)...........................        28,638
           4,040    Burlington Coat Factory Warehouse (b)......        72,518
             609    Cache, Inc. (b)............................         8,404
           8,795    Casey's General Stores, Inc................       107,387
           4,958    Cash America International, Inc............        47,200
           3,302    Cato Corp..................................        71,290
           1,791    Charlotte Russe Holding, Inc...............        19,003
          25,551    Charming Shoppes, Inc. (b).................       106,803
           2,586    Childrens Place Retail Stores, Inc. (b) (c)        27,515
           5,306    Christopher & Banks Corp. (b)..............       110,099
           9,564    Claire's Stores, Inc.......................       211,077
           2,514    Coldwater Creek, Inc. (b) (c)..............        48,269
           2,204    Cole National Corp. (b)....................        25,126
           4,366    Cost Plus, Inc. (b)........................       125,173
           6,117    CSK Auto Corp. (b) (c).....................        67,287
             950    Deb Shops, Inc.............................        21,100
           7,320    dELiA*s Corp. (b)..........................         3,294
           5,017    Dress Barn, Inc. (b).......................        66,726
           4,901    Duane Reade, Inc. (b) (c)..................        83,317
           2,282    Electronics Boutique Holding Corp. (c).....        36,078
           2,926    Factory 2-U Stores, Inc. (b)...............         9,981
           3,966    FAO, Inc...................................         1,864
           1,960    Finlay Enterprises, Inc....................        23,638
           4,548    Footstar, Inc. (b) (c).....................        31,654

                                                                   VALUE
        SHARES                                                   (NOTE 1A)
      ----------------------------------------------------------------------

                    RETAIL--(CONTINUED)
           4,892    Fred's, Inc............................... $     125,724
           3,747    Friedman's, Inc. (c)......................        32,524
           2,346    Galyan's Trading Co. (b) (c)..............        23,460
           1,421    Gart Sports Co. (b).......................        27,496
           4,544    Genesco, Inc. (b) (c).....................        84,655
           6,270    Goodys Family Clothing, Inc...............        27,839
           4,236    Group 1 Automotive, Inc. (b)..............       101,156
           3,082    Guitar Center, Inc. (b) (c)...............        51,038
           3,830    Hancock Fabrics, Inc......................        58,408
           3,448    Haverty Furniture Cos., Inc...............        47,927
           1,582    Hibbett Sporting Goods, Inc. (b)..........        37,841
          11,930    Hollywood Entertainment Corp. (b).........       180,143
           7,139    Hot Topic, Inc. (b) (c)...................       163,340
           9,267    Insight Enterprises, Inc. (b).............        77,009
           5,283    Intertan, Inc. (b)........................        37,773
           8,770    Jack in the Box, Inc. (b).................       151,633
           3,238    Jo Ann Stores, Inc. (c)...................        74,377
           1,604    Kenneth Cole Productions, Inc. (b)........        32,561
           8,601    Linens 'N Things, Inc. (b)................       194,383
           2,456    Lithia Motors, Inc. (b)...................        38,535
           6,968    Long's Drug Stores Corp...................       144,516
           3,753    MarineMax, Inc............................        44,323
           1,026    Mothers Work, Inc.........................        36,146
           1,848    Movado Group, Inc.........................        34,761
           3,908    Movie Gallery, Inc........................        50,804
           9,996    Nu Skin Enterprises, Inc..................       119,652
          26,034    Office Max, Inc. (b)......................       130,170
          10,217    Pacific Sunwear of California (b).........       180,730
           2,530    Party City Corp...........................        30,360
           5,346    Payless Shoesource, Inc. (b)..............       275,159
           1,545    PC Connection, Inc. (b)...................         7,833
          10,857    Pep Boys-Manny Moe & Jack (b).............       125,941
             858    Pricesmart, Inc. (b)......................        19,931
          10,288    Regis Corp................................       267,385
           7,333    Restoration Hardware, Inc. (c)............        36,738
           3,258    Rex Stores Corp...........................        33,264
           3,341    School Specialty, Inc. (b) (c)............        66,753
           1,598    Sharper Image Corp. (c)...................        27,853
           1,625    Shoe Carnival, Inc........................        22,768
           6,499    Shopko Stores, Inc. (b)...................        80,913
           6,724    Smart & Final, Inc. (b)...................        34,965
           4,513    Stage Stores, Inc. (c)....................        94,954
           4,939    Stein Mart, Inc. (b)......................        30,128
          14,046    Summit America Television, Inc. (b) (c)...        37,503
           3,828    TBC Corp. (b).............................        45,974
           7,481    The Bombay Co., Inc.......................        37,405
           4,248    The Finish Line, Inc. (b).................        44,816
           4,071    The J. Jill Group, Inc. (b)...............        56,913
           6,954    The Men's Wearhouse, Inc. (b).............       119,261
           7,398    The Sports Authority, Inc.................        51,786
           7,661    Too, Inc. (b).............................       180,187
           3,084    Tractor Supply Co.........................       115,958
           3,960    Trans World Entertainment Corp. (b).......        14,375
           1,873    Tuesday Morning Corp. (b).................        32,028
           4,363    Tweeter Home Entertainment Group, Inc. (b)        25,218
           2,485    Ultimate Electronics, Inc. (b) (c)........        25,223

                See accompanying notes to financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                (NOTE 1A)
      -------------------------------------------------------------------

                 RETAIL--(CONTINUED)
           3,814 United Auto Group, Inc. (b)............... $      47,561
           1,676 Urban Outfitters, Inc. (b) (c)............        39,503
           2,339 West Marine, Inc..........................        32,021
           5,182 Wet Seal, Inc. (b)........................        55,764
           2,529 Whitehall Jewellers, Inc. (b).............        24,026
           3,020 Wilsons The Leather Experts (b)...........        15,100
           2,002 World Fuel Services Corp..................        41,041
                                                            -------------
                                                                6,384,773
                                                            -------------

                 SEMICONDUCTORS--3.0%
           4,759 Actel Corp. (b)...........................        77,191
           5,691 Alliance Semiconductor Corp. (b)..........        22,366
           6,913 Anadigics, Inc. (b) (c)...................        17,836
           3,352 Artisan Components, Inc...................        51,721
           4,232 Astropower, Inc. (b) (c)..................        33,814
           8,068 Asyst Technologies, Inc. (b) (c)..........        59,300
           6,122 ATMI, Inc. (b) (c)........................       113,379
          22,968 Axcelis Technologies, Inc.................       128,827
           4,215 AXT, Inc. (b).............................         7,587
           5,491 Caliper Technologies Corp. (b) (c)........        16,473
          11,533 ChipPAC, Inc. (b).........................        40,942
          16,408 Cirrus Logic, Inc. (b)....................        47,255
           4,676 Cohu, Inc.................................        68,737
          14,197 Credence Systems Corp. (b)................       132,458
          16,461 Cree, Inc. (b) (c)........................       269,137
           6,111 DSP Group, Inc. (b).......................        96,676
           2,698 Dupont Photomasks, Inc. (b)...............        62,728
           4,781 Electroglas, Inc. (b) (c).................         7,363
           5,448 Emcore Corp. (b)..........................        11,931
          10,371 Entegris, Inc. (b)........................       106,821
           7,230 ESS Technology, Inc. (b) (c)..............        45,477
           8,828 Exar Corp. (b)............................       109,467
           6,899 FSI International, Inc. (b)...............        31,045
           6,904 Genesis Microchip, Inc. (c)...............        90,097
          26,996 GlobespanVirata, Inc......................       119,052
           5,900 Helix Technology Corp.....................        66,080
           6,046 Integrated Silicon Solution, Inc. (b).....        26,361
           6,584 IXYS Corp. (b) (c)........................        46,483
          15,677 Kopin Corp. (b)...........................        61,454
          11,140 Kulicke & Soffa Industries, Inc. (b)......        63,721
          19,288 Lattice Semiconductor Corp. (b)...........       169,156
          10,298 LTX Corp. (b) (c).........................        62,097
           4,913 Mattson Technology, Inc. (b)..............        14,051
          13,435 MEMC Electronic Materials, Inc. (b).......       101,703
           6,528 Microsemi Corp. (b).......................        39,756
           9,855 Microtune, Inc. (b).......................        30,846
           8,051 MIPS Technologies, Inc. (b) (c)...........        24,395
           4,050 Monolithic System Technology, Inc. (b) (c)        48,924
           8,966 Mykrolis Corp.............................        65,452
          12,631 Oak Technology, Inc. (b)..................        33,472
           4,481 OmniVision Technologies, Inc. (c).........        60,807
           6,543 ON Semiconductor Corp. (b)................         8,964
           4,446 Pericom Semiconductor Corp. (b)...........        36,946
           5,966 Photronics, Inc. (b)......................        81,734

                                                               VALUE
         SHARES                                              (NOTE 1A)
       -----------------------------------------------------------------

                  SEMICONDUCTORS--(CONTINUED)
            7,487 Pixelworks, Inc. (b) (c)................ $      43,425
            3,575 PLX Technology, Inc. (b)................        13,978
            5,693 Power Integrations, Inc. (b)............        96,781
           18,873 Rambus, Inc. (b)........................       126,638
            2,079 Rudolph Technologies, Inc. (b) (c)......        39,834
            3,631 Semitool, Inc. (b)......................        22,548
           13,111 Silicon Image, Inc. (b).................        78,666
            5,942 Silicon Laboratories (b) (c)............       113,373
            1,324 Siliconix, Inc. (b).....................        30,982
           31,679 Skyworks Solutions, Inc. (c)............       273,073
            3,273 Standard Microsystems Corp. (b).........        63,725
            2,342 Supertex, Inc. (b)......................        34,872
            5,582 Therma-Wave, Inc. (b)...................         5,861
            4,864 Three Five Systems, Inc. (b) (c)........        31,373
           24,563 Transmeta Corp..........................        28,739
           29,713 TriQuint Semiconductor, Inc. (b)........       125,983
            5,104 Ultratech Stepper, Inc. (b).............        50,218
            7,194 Varian Semiconductor Equipment, Inc. (b)       170,937
            5,714 Veeco Instruments, Inc. (b).............        66,054
           45,410 Vitesse Semiconductor Corp..............        99,221
            3,958 White Electronic Designs Corp. (b)......        30,279
            4,487 Xicor, Inc. (b) (c).....................        16,737
            6,102 Zoran Corp. (b) (c).....................        85,855
                                                           -------------
                                                               4,459,234
                                                           -------------

                  SOFTWARE--3.4%
           15,741 Acclaim Entertainment, Inc. (b).........        10,389
            9,965 Actuate Corp. (b) (c)...................        17,638
            5,230 Allscripts Heathcare Solutions (b) (c)..        12,500
            1,175 Altiris, Inc. (b) (c)...................        18,706
            8,851 American Management Systems, Inc. (b)...       106,123
            3,333 ANSYS, Inc. (c).........................        67,327
           57,599 Ascential Software Corp. (b)............       138,238
            8,025 Aspen Technology, Inc. (b) (c)..........        22,711
            5,625 Avid Technology, Inc. (b)...............       129,094
            3,619 Barra, Inc. (b).........................       109,764
           13,706 Borland Software Corp. (b)..............       168,584
            2,769 CCC Information Services Group, Inc. (c)        49,150
            1,450 Computer Programs and Systems, Inc. (b).        35,902
            3,597 Concord Communications, Inc. (b)........        32,337
            6,054 Datastream Systems, Inc. (b)............        38,746
            6,998 Dendrite International, Inc.............        52,275
            8,941 Documentum, Inc. (b)....................       140,016
            3,612 DucoCorp International, Inc. (c)........        23,915
            7,812 Eclipsys Corp. (b)......................        41,794
           10,532 eFunds Corp. (b)........................        95,947
            1,885 Embarcadero Technologies, Inc. (b)......        11,253
            2,234 EPIQ System, Inc (b) (c)................        34,225
            7,527 Filenet Corp. (b).......................        91,829
            7,530 Hyperion Solutions Corp. (b)............       193,295
            3,824 IDX Systems Corp. (b) (c)...............        65,123
            1,311 Infogrames, Inc. (b)....................         2,320
           12,941 Informatica Corp. (b)...................        74,540
            6,201 Information Resources, Inc. (b).........         9,922
            5,790 Infousa, Inc. (b).......................        28,776
            4,092 Inter-Tel, Inc. (c).....................        85,564

                See accompanying notes to financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
         SHARES                                                 (NOTE 1A)
       -----------------------------------------------------------------------

                     SOFTWARE--(CONTINUED)
            3,285    InterCept, Inc. (b) (c)................. $      55,618
           16,562    Intertrust Technologies Corp. (b).......        70,057
            6,325    JDA Software Group, Inc. (b)............        61,100
           13,278    Keane, Inc. (b).........................       119,369
           19,685    Legato Systems, Inc. (b)................        99,016
            1,631    Mantech International Corp..............        31,103
           13,421    Manugistics Group, Inc. (b) (c).........        32,210
            3,418    MapInfo Corp. (b).......................        18,970
            5,694    Mapics, Inc.............................        39,573
           16,892    Micromuse, Inc. (b).....................        64,527
            6,216    Midway Games, Inc. (b) (c)..............        25,921
            3,977    MRO Software, Inc. (b)..................        48,301
            5,754    MSC.Software Corp. (b) (c)..............        44,421
            7,655    NDCHealth Corp..........................       152,334
            8,934    NETIQ Corp. (b) (c).....................       110,335
           81,992    Novell, Inc. (b)........................       273,853
            9,924    Onyx Software Corp. (b).................        15,382
            2,371    Opnet Technologies, Inc. (b)............        19,160
            8,779    Packeteer, Inc. (b).....................        60,224
           58,974    Parametric Technology Corp. (b).........       148,614
            5,574    PDF Solutions, Inc. (c).................        38,628
            5,831    Pegasystems Inc. (b)....................        29,796
            6,793    Per-Se Technologies, Inc. (b)...........        60,926
            5,857    Phoenix Technology, Ltd. (b)............        33,795
           13,277    Pinnacle Systems, Inc. (b)..............       180,700
            3,730    Plato Learning, Inc. (b)................        22,156
            3,500    Practiceworks, Inc. (c).................        27,650
            4,751    Probusiness Services, Inc. (b)..........        47,510
            7,088    Progress Software Corp. (b).............        91,790
            8,389    Quest Software, Inc. (c)................        86,491
           25,592    Red Hat, Inc. (b) (c)...................       151,249
            2,454    Renaissance Learning, Inc. (b) (c)......        46,381
           11,808    Retek, Inc. (b).........................        32,118
            4,338    Roxio, Inc. (b).........................        20,692
           11,767    Scansoft, Inc. (c)......................        61,188
            3,199    Schawk, Inc.............................        31,702
            5,013    SeaChange International, Inc. (b).......        30,830
            3,932    Serena Software, Inc. (b)...............        62,086
            2,690    SPSS, Inc. (b)..........................        37,633
            1,873    SS&C Technologies, Inc. (c).............        19,949
            9,275    Take Two Interactive Software (b).......       217,870
            8,900    THQ, Inc. (b) (c).......................       117,925
            7,180    Transaction Systems Architects, Inc. (b)        46,670
            5,674    Ulticom, Inc. (b).......................        42,498
            7,236    Vastera, Inc............................        40,891
            1,059    Verint Systems Inc. (b) (c).............        21,371
            8,379    Viewpoint Corp. (b) (c).................        15,669
            8,070    Vitalworks, Inc. (b)....................        31,070
           15,421    Wind River Systems, Inc. (b)............        63,226
                                                              -------------
                                                                  5,108,551
                                                              -------------

                     TELECOMMUNICATIONS--3.0%
           75,245    Acterna Corp. (b) (c)...................        12,039
            4,578    Adtran, Inc. (b)........................       150,616

                                                                    VALUE
       SHARES                                                     (NOTE 1A)
     ------------------------------------------------------------------------

                   TELECOMMUNICATIONS--(CONTINUED)
         13,567    Aeroflex, Inc. (b).......................... $      93,612
          8,166    Aether Systems, Inc. (b) (c)................        30,704
         15,492    Alaska Communications Systems, Inc. (b).....        28,505
         26,043    Allegiance Telecom, Inc. (b) (c)............        17,449
          6,213    Allen Telecom, Inc. (b) (c).................        58,837
         36,520    American Tower Corp. (c)....................       128,916
          5,078    Anaren Microwave, Inc. (b)..................        44,686
          7,059    Anixter International, Inc. (b).............       164,122
         14,791    Arris Group, Inc............................        52,804
         12,321    Aspect Communications, Inc. (b).............        34,992
          3,787    Audiovox Corp. (b)..........................        39,161
         13,231    Avanex Corp.................................        13,866
          4,581    Black Box Corp. (b).........................       205,229
          2,899    Boston Communications Group (b).............        36,846
         43,297    Broadwing, Inc. (b).........................       152,406
          7,114    C-COR.net Corp. (b) (c).....................        23,619
         10,023    Cable Design Technologies Corp. (b).........        59,136
          2,349    Centennial Communications Corp. (b).........         6,131
          2,456    Commonwealth Telephone Enterprises, Inc. (b)        88,023
         11,661    Commscope, Inc. (b).........................        92,122
          6,494    Computer Network Technology Corp. (b) (c)...        46,107
         48,624    Crown Castle International Corp.............       182,340
          3,799    CT Communications, Inc......................        42,929
          2,374    EMS Technologies, Inc.......................        37,061
         36,515    Enterasys Networks, Inc.....................        56,963
         23,278    Extreme Networks, Inc.......................        76,119
         31,676    Finisar Corp. (c)...........................        30,092
         19,449    Foundry Networks, Inc.......................       136,921
          9,347    General Communication, Inc. (b).............        62,718
          2,680    Golden Telecom, Inc. (b)....................        33,902
         13,465    Harmonic, Inc. (b)..........................        30,970
          3,161    Hickory Technologies Corp...................        30,124
          7,638    Hypercom Corp. (b)..........................        28,490
          6,612    Inet Technologies, Inc......................        40,333
         14,184    Infonet Services Corp.......................        28,084
          2,039    Inrange Technologies Corp. (b) (c)..........         4,792
         12,294    Interdigital Commerce Corp. (b) (c).........       179,001
          3,440    Intrado, Inc. (b)...........................        34,156
          5,119    Ixia (b)....................................        18,684
          6,389    Lightbridge, Inc. (b).......................        39,292
          4,712    MasTec, Inc. (b)............................        13,900
         14,301    McData Corp.................................       101,537
          4,186    Metro One Telecommunications, Inc. (b)......        27,000
         20,484    MRV Communications, Inc. (b)................        21,918
          8,696    Netro Corp. (b).............................        23,740
         15,049    New Focus, Inc. (b).........................        57,788
          8,569    Newport Corp................................       107,627
         15,287    Nextel Partners, Inc........................        92,792
          3,393    North Pittsburgh Systems, Inc...............        46,250
         50,973    Oplink Communications, Inc. (b).............        40,269
          8,536    Plantronics, Inc. (b) (c)...................       129,150
         14,791    Powerwave Technologies, Inc. (b)............        79,871
         10,894    Price Communications Corp. (b)..............       150,664
         28,375    Proxim Corp.................................        24,686
         10,672    PTEK Holdings, Inc..........................        46,957

                See accompanying notes to financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
  SHARES                                                             (NOTE 1A)
--------------------------------------------------------------------------------

           TELECOMMUNICATIONS--(CONTINUED)
    15,011 RCN Corp. (b) (c)...................................... $       7,956
    10,174 REMEC, Inc. (b)........................................        39,475
     3,794 RMH Teleservices, Inc. (c).............................        39,837
       736 Shenandoah Telecommunications..........................        36,005
     7,363 Somera Communications, Inc. (b) (c)....................        19,880
    40,882 Sonus Networks, Inc....................................        40,882
     3,794 Spectralink Corp. (b)..................................        27,241
    18,636 Stratex Networks, Inc (b)..............................        41,186
     3,003 Surewest Communications (c)............................       111,712
    35,956 Sycamore Networks Inc..................................       103,913
     5,189 TALK America Holdings, Inc. (b)........................        29,058
    10,493 Tekelec, Inc...........................................       109,652
    17,635 Tellium, Inc...........................................        11,286
    14,703 Terayon Communication Systems (b) (c)..................        30,141
     9,991 Time Warner Telecom, Inc. (Class A) (b) (c)............        21,081
     2,873 Tollgrade Communications, Inc. (b) (c).................        33,700
    86,663 Touch America Holdings, Inc............................        33,799
     4,630 Triton PCS Holdings, Inc...............................        18,196
     7,942 Turnstone Systems, Inc. (b)............................        21,443
    21,192 US Unwired, Inc. (b) (c)...............................        10,384
     4,171 Viasat, Inc. (b) (c)...................................        48,133
    12,053 Western Wireless Corp. (c).............................        63,881
                                                                   -------------
                                                                       4,535,889
                                                                   -------------

           TOBACCO--0.3%
     9,317 Dimon, Inc.............................................        55,902
     2,539 Standard Commercial Corp...............................        45,956
     6,229 Universal Corp.........................................       230,224
     4,832 Vector Group, Ltd. (c).................................        56,148
                                                                   -------------
                                                                         388,230
                                                                   -------------

           TOYS & AMUSEMENTS--0.2%
   893,525 Action Performance Cos., Inc. (b) (c)..................        66,975
     4,009 Boyds Collection, Ltd. (b).............................        26,660
     2,495 Department 56, Inc.....................................        32,186
     5,205 JAKKS Pacific, Inc. (b) (c)............................        70,111
     4,977 Marvel Enterprises, Inc................................        44,693
     1,918 Racing Champions Ertl Corp. (b)........................        26,181
     8,387 The Topps Co., Inc. (b)................................        72,967
                                                                   -------------
                                                                         339,773
                                                                   -------------

           TRANSPORTATION--1.5%
    10,923 Airborne, Inc..........................................       161,988
     9,704 Alexander & Baldwin, Inc...............................       250,266
     4,850 Arkansas Best Corp. (b)................................       126,008
    13,448 Atlas Air Worldwide Holdings, Inc. (b).................        20,307
     1,333 Covenant Transport, Inc. (b)...........................        25,274
     7,797 EGL, Inc. (b)..........................................       111,107
     3,036 Gulfmark Offshore, Inc. (b)............................        44,781
     6,739 Heartland Express, Inc. (b)............................       154,397
     4,770 J.B. Hunt Transport Services, Inc. (b).................       139,761
     4,213 Kirby Corp. (b)........................................       115,394
     5,409 Knight Transportation, Inc. (b)........................       113,589

                                                                                 VALUE
  SHARES                                                                       (NOTE 1A)
-------------------------------------------------------------------------------------------

              TRANSPORTATION--(CONTINUED)
      3,448   Landstar Systems, Inc. (b).................................... $     201,225
      4,438   Offshore Logistics, Inc. (b)..................................        97,281
      6,153   Overseas Shipholding Group, Inc...............................       110,139
      1,679   PAM Transportation Services, Inc. (b).........................        42,328
      1,202   Petroleum Helicopters (b).....................................        35,627
      2,663   Roadway Corp..................................................        98,025
      3,278   SCS Transportation, Inc. (b)..................................        32,485
      8,697   Werner Enterprises, Inc.......................................       187,246
      6,557   Yellow Corp. (b)..............................................       165,177
                                                                             -------------
                                                                                 2,232,405
                                                                             -------------

              TRUCKING & FREIGHT FORWARDING--0.1%
      2,248   AMERCO (b) (c)................................................         9,936
      2,592   Forward Air Corp. (b).........................................        50,311
      1,336   Interpool, Inc................................................        21,456
      3,864   U.S. Xpress Enterprises, Inc. (b).............................        33,849
                                                                             -------------
                                                                                   115,552
                                                                             -------------

              UTILITIES--0.2%
      3,421   American State Water Co.......................................        79,196
      3,183   California Water Service Group................................        75,278
      1,733   Connecticut Water Service, Inc................................        43,726
      1,732   Middlesex Water Co............................................        36,320
        466   SJW Corp......................................................        36,371
      2,198   Southwest Water Co............................................        29,119
                                                                             -------------
                                                                                   300,010
                                                                             -------------
              Total Common Stocks (Identified Cost $175,345,379)............   144,725,845
                                                                             -------------

WARRANTS--0.0%

              GAS & OIL--0.0%
        986   Magnum Hunter Resources, Inc. (b).............................           286
                                                                             -------------
              Total Warrants (Identified Cost $962).........................           286
                                                                             -------------

SHORT TERM INVESTMENT--4.1%
   FACE
  AMOUNT
-------------------------------------------------------------------------------------------

              DISCOUNT NOTES--4.1%
$ 6,075,000   Federal Home Loan Bank 1.020%, 01/06/03.......................     6,074,140
                                                                             -------------
              Total Short Term Investment (Identified Cost $6,074,140) (a)..     6,074,140
                                                                             -------------
              Total Investments--100.1% (Identified Cost $181,420,481) (a)..   150,800,271
              Other assets less liabilities.................................       (90,757)
                                                                             -------------

              TOTAL NET ASSETS--100%........................................ $ 150,709,514
                                                                             =============

                See accompanying notes to financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

FUTURES CONTRACTS



                                         NUMBER OF EXPIRATION  CONTRACT   VALUATION AS OF   UNREALIZED
FUTURE CONTRACTS LONG                    CONTRACTS    DATE      AMOUNT   DECEMBER 31, 2002 DEPRECIATION
---------------------                    --------- ---------- ---------- ----------------- ------------
Russell 2000 Index......................    28     03/20/2003 $5,398,260    $5,364,800       $(33,460)
                                                                                             ========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $182,322,498 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................................................................... $ 13,185,204
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...................................................................  (44,707,431)
                                                                                           ------------
Net unrealized depreciation............................................................... $(31,522,227)
                                                                                           ============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $11,296,186 with cash collateral backing valued at $12,027,856 and securities collateral backing valued at $47,656.

                See accompanying notes to financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.....................             $150,800,271
       Cash.....................................                   68,394
       Receivable for:
        Securities sold.........................                  206,503
        Fund shares sold........................                  374,572
        Futures variation margin................                    2,800
        Dividends and interest..................                  210,731
        Collateral for securities loaned........               12,075,512
                                                             ------------
         Total Assets...........................              163,738,783
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    53,139
        Securities purchased....................     820,453
        Withholding taxes.......................         109
        Return of collateral for securities
         loaned.................................  12,075,512
       Accrued expenses:
        Management fees.........................      32,363
        Service and distribution fees...........       3,476
        Directors fees..........................       1,331
        Other expenses..........................      42,886
                                                 -----------
         Total Liabilities......................               13,029,269
                                                             ------------
     NET ASSETS.................................             $150,709,514
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $190,254,835
        Undistributed net investment income.....                1,480,767
        Accumulated net realized gains
         (losses)...............................              (10,372,418)
        Unrealized appreciation (depreciation)
         on investments and futures contracts...              (30,653,670)
                                                             ------------
     NET ASSETS.................................             $150,709,514
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($131,183,759 divided by
      15,904,282 shares of beneficial interest).             $       8.25
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($13,267,021 divided by
      1,626,737 shares of beneficial interest)..             $       8.16
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($6,258,734 divided by 760,084
      shares of beneficial interest)............             $       8.23
                                                             ============
     Identified cost of investments.............             $181,420,481
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

   INVESTMENT INCOME
     Dividends...............................               $  2,061,755 (a)
     Interest................................                    189,133 (b)
                                                            ------------
                                                               2,250,888
   EXPENSES
     Management fees......................... $    377,713
     Service and distribution fees--Class B..       25,715
     Service and distribution fees--Class E..        3,143
     Directors' fees and expenses............       12,639
     Custodian...............................      258,781
     Audit and tax services..................       18,325
     Legal...................................        4,975
     Printing................................       54,331
     Insurance...............................        1,999
     Miscellaneous...........................       11,542
                                              ------------
     Total expenses..........................                    769,163
                                                            ------------
   NET INVESTMENT INCOME.....................                  1,481,725
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................   (8,183,281)
     Futures contracts--net..................   (1,310,920)   (9,494,201)
                                              ------------  ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (27,097,290)
     Futures contracts--net..................      (46,599)  (27,143,889)
                                              ------------  ------------
   Net gain (loss)...........................                (36,638,090)
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $(35,156,365)
                                                            ============

(a)Net of foreign taxes of $1,173
(b)Includes income on securities loaned of $48,364

                See accompanying notes to financial statements.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,481,725  $  1,372,211
  Net realized gain (loss)..........................................   (9,494,201)      470,224
  Unrealized appreciation (depreciation)............................  (27,143,889)      220,118
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (35,156,365)    2,062,553
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (817,767)     (365,148)
    Class B.........................................................      (49,896)       (4,975)
    Class E.........................................................       (4,535)            0
                                                                     ------------  ------------
                                                                         (872,198)     (370,123)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................      (73,015)            0
    Class B.........................................................       (5,091)            0
    Class E.........................................................         (405)            0
                                                                     ------------  ------------
                                                                          (78,511)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (950,709)     (370,123)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   37,558,133    21,828,085
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    1,451,059    23,520,515
NET ASSETS
  Beginning of the year.............................................  149,258,455   125,737,940
                                                                     ------------  ------------
  End of the year................................................... $150,709,514  $149,258,455
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $  1,480,767  $  1,002,088
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  5,406,162  $ 49,658,879   4,039,216  $ 40,439,644
  Reinvestments...............................................     80,760       890,782      36,189       365,148
  Redemptions................................................. (3,196,950)  (28,319,596) (2,588,870)  (26,024,933)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,289,972  $ 22,230,065   1,486,535  $ 14,779,859
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,437,217  $ 13,028,020     857,914  $  8,536,733
  Reinvestments...............................................      5,035        54,987         496         4,975
  Redemptions.................................................   (521,544)   (4,474,752)   (152,381)   (1,501,859)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    920,708  $  8,608,255     706,029  $  7,039,849
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    865,530  $  7,694,981         824  $      8,474
  Reinvestments...............................................        448         4,940           0             0
  Redemptions.................................................   (106,709)     (980,108)         (9)          (97)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    759,269  $  6,719,813         815  $      8,377
                                                               ==========  ============  ==========  ============
CLASS
  Increase (decrease) derived from capital share transactions.  3,969,949  $ 37,558,133   2,193,379  $ 21,828,085
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                   CLASS A
                                         -------------------------------------------------------
                                                                                 NOVEMBER 9, 1998(A)
                                                 YEAR ENDED DECEMBER 31,               THROUGH
                                         --------------------------------------     DECEMBER 31,
                                           2002      2001      2000      1999           1998
                                         --------  --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  10.43  $  10.37  $  12.52  $  10.53        $ 10.00
                                         --------  --------  --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................     0.08      0.10      0.11      0.08           0.02
 Net realized and unrealized gain
   (loss) on investments................    (2.20)    (0.01)    (0.55)     2.29           0.53
                                         --------  --------  --------  --------        -------
 Total from investment operations.......    (2.12)     0.09     (0.44)     2.37           0.55
                                         --------  --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (0.05)    (0.03)    (0.11)    (0.08)         (0.02)
 Distributions from net realized
   capital gains........................    (0.01)     0.00     (1.60)    (0.30)          0.00
                                         --------  --------  --------  --------        -------
 Total distributions....................    (0.06)    (0.03)    (1.71)    (0.38)         (0.02)
                                         --------  --------  --------  --------        -------
NET ASSET VALUE, END OF PERIOD.......... $   8.25  $  10.43  $  10.37  $  12.52        $ 10.53
                                         ========  ========  ========  ========        =======
TOTAL RETURN (%)........................    (20.5)      0.9      (3.8)     22.7            5.5 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.49      0.55      0.55      0.45           0.40 (c)
Ratio of net investment income to
 average net assets (%).................     0.99      1.03      0.89      1.04           1.46 (c)
Portfolio turnover rate (%).............       53        47        78        67              3 (c)
Net assets, end of period (000)......... $131,184  $141,958  $125,738  $111,729        $38,147
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --      0.56      0.55      0.89           1.04 (c)

                                                     CLASS B                       CLASS E
                                         ---------------------------     -----------------------
                                             YEAR     JANUARY 2, 2001(A)     YEAR     MAY 1, 2001(A)
                                            ENDED          THROUGH          ENDED        THROUGH
                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                             2002            2001            2002          2001
                                         ------------ ------------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $ 10.33          $ 9.84          $10.42        $10.46
                                           -------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      0.05            0.06            0.07          0.01
 Net realized and unrealized gain
   (loss) on investments................     (2.17)           0.46           (2.20)        (0.05)
                                           -------          ------          ------        ------
 Total from investment operations.......     (2.12)           0.52           (2.13)        (0.04)
                                           -------          ------          ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     (0.04)          (0.03)          (0.05)         0.00
 Distributions from net realized
   capital gains........................     (0.01)           0.00           (0.01)         0.00
                                           -------          ------          ------        ------
 Total distributions....................     (0.05)          (0.03)          (0.06)         0.00
                                           -------          ------          ------        ------
NET ASSET VALUE, END OF PERIOD..........   $  8.16          $10.33          $ 8.23        $10.42
                                           =======          ======          ======        ======
TOTAL RETURN (%)........................     (20.6)            5.3 (b)       (20.6)         (0.4)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.74            0.80 (c)        0.64          0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.79            0.83 (c)        1.08          1.58 (c)
Portfolio turnover rate (%).............        53              47 (c)          53            47 (c)
Net assets, end of period (000).........   $13,267          $7,292          $6,259        $    8
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --           0.81 (c)           --          0.71 (c)

(a)Commencement of operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 HIGH TOTAL RETURN
 CONSISTING
 PRINCIPALLY OF
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  7/5/00

 ASSET CLASS
 SMALL CAP
 STOCKS

    NET ASSETS
   $375 MILLION

    PORTFOLIO
     MANAGER
   JOHN BURBANK

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the State Street Research Aurora Portfolio returned -21.3%. The portfolio underperformed its benchmark, the Russell 2000(R) Value Index,/11/ which returned -11.4%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Small Cap Core Funds universe/14/, was -18.9% for the same period. The Portfolio's negative performance can be attributed to a weak stock market that persisted for the entire calendar year. Not even a strong fourth quarter was able to offset severe losses incurred earlier in the year. Underperformance relative to the benchmark and Lipper peer group was primarily the result of the portfolio's heavy exposure to stocks and sectors that are sensitive to the economy. The portfolio was positioned to take advantage of an economic rebound that did not materialize during the year.

PORTFOLIO ACTIVITY
Our investments in production technology companies, which we bought at attractive prices, were disappointments during the year. The portfolio owned positions in Therma Wave, Brooks-PRI Automation, Kulick & Soffa Industries, all of which lost ground during the year. Lackluster spending by businesses during the year hurt revenues and profits across the board in this industry. Within the broader Technology sector, we also lost ground on our investments in Actel, Kemet, and Globespan Virata.

By contrast, the portfolio's strong stock selection in the Consumer Discretionary and Energy sectors helped offset the losses in technology-related sectors during the year.
The portfolio enjoyed solid gains in the casinos and gaming industry from International Gaming, Mandalay Resort Group, and Harrah's. All three stocks posted double- digit gains despite a difficult economic environment. The portfolio also recorded gains from its investments in Cabot Oil & Gas, Ocean Energy, and OSCA. All three companies benefited from an improved business environment for Energy stocks--rising prices and a favorable balance between supply and demand.

PORTFOLIO OUTLOOK
Although the market favored more defensive stocks in 2002, we remain committed to buying fundamentally attractive stocks using a bottom-up investment approach without regard to what the market favors at any given point in time. We continue to focus our efforts on identifying good companies with compelling valuations. And we are optimistic that adhering to this strategy will continue to produce favorable long-term results. In fact, we are finding more value candidates today than we did one year ago. Many of the attractive opportunities have come in cyclically oriented, economically sensitive industries. This has resulted in a heavy weighting of these industries in the portfolio. Going into 2003, the portfolio remains overweight in Transportation, Materials, Producer Durables, and Technology stocks. By contrast, it is underweight in more defensive sectors, such as Utilities, Consumer Staples and Health Care.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              *ISHARES RUSSELL 2000 INDEX FUND........    2.9%
              AGRIUM, INC. (ADR)......................    2.2
              VARIAN SEMICONDUCTOR EQUIPMENT, INC.....    2.1
              NAVISTAR INTERNATIONAL CORP.............    2.1
              PHELPS DODGE CORP.......................    2.0
              EGL, INC................................    2.0
              READER'S DIGEST ASSOCIATION, INC........    1.7
              WABTEC CORP.............................    1.7
              TECHNITROL, INC.........................    1.6
              AMERICAN AXLE & MANUFACTURING, INC......    1.5

 *Please note that this security is an investment fund and not a common stock.

  A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX SINCE 7/5/00


                  [CHART]

            State Street Research
               Aurora Portfolio        Russell 2000 Value Index
               ----------------        ------------------------
7/5/00             $10,000                    $10,000
 12/00              12,322                     11,602
 12/01              14,292                     13,228
 12/02              11,246                     11,720


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                STATE STREET RESEARCH      RUSSELL
                               AURORA SMALL CAP VALUE     2000 VALUE
                            CLASS A CLASS B(A) CLASS E(A)   INDEX
            1 Year           -21.3%   -21.5%     -21.5%     -11.4%
            Since Inception    4.8    -13.5      -13.5        6.6

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--94.6% OF TOTAL NET ASSETS


                                                                     VALUE
       SHARES                                                      (NOTE 1A)
     ----------------------------------------------------------------------------

                    AEROSPACE & DEFENSE--2.7%
         411,600    AAR Corp.................................... $   2,119,740
          82,700    Esterline Technologies Corp. (b)............     1,461,309
         159,300    Orbital Sciences Corp. (b) (c)..............       672,246
         114,200    Teledyne Technologies, Inc. (b).............     1,790,656
          91,800    Triumph Group, Inc. (b).....................     2,932,092
          56,300    United Defense Industries, Inc..............     1,311,790
                                                                 -------------
                                                                    10,287,833
                                                                 -------------

                    AIRLINES--2.5%
         101,800    Alaska Air Group, Inc. (b)..................     2,203,970
         178,700    ExpressJet Holdings, Inc....................     1,831,675
         205,100    Frontier Airlines, Inc. (b).................     1,386,476
         782,100    Mesa Air Group, Inc. (b)....................     3,183,147
         165,300    Midwest Express Holdings, Inc. (b)..........       884,355
                                                                 -------------
                                                                     9,489,623
                                                                 -------------

                    APPAREL & TEXTILES--0.3%
          37,600    Kellwood Co.................................       977,600
                                                                 -------------

                    AUTO PARTS--3.4%
         243,300    American Axle & Manufacturing Holdings,
                     Inc. (b)...................................     5,698,086
          38,000    Borg Warner Automotive, Inc. (b)............     1,915,960
         108,700    Cooper Tire & Rubber Co. (b)................     1,667,458
         100,200    Intier Automotive, Inc......................     1,102,200
          70,500    Lear Corp. (b)..............................     2,346,240
                                                                 -------------
                                                                    12,729,944
                                                                 -------------

                    AUTOMOBILES--2.1%
         328,200    Navistar International Corp. (b)............     7,978,542
                                                                 -------------

                    BANKS--0.4%
           4,400    Astoria Financial Corp......................       119,460
          29,400    Staten Island Bancorp, Inc. (b).............       592,116
          58,905    Sun Bancorp, Inc. (New Jersey) (b)..........       783,437
                                                                 -------------
                                                                     1,495,013
                                                                 -------------

                    BIOTECHNOLOGY--0.2%
          23,900    Cambrex Corp. (b)...........................       722,019
                                                                 -------------

                    BUILDING & CONSTRUCTION--1.1%
          87,800    Dycom Industries, Inc. (b) (c)..............     1,163,350
         127,600    Granite Construction, Inc...................     1,977,800
          36,700    York International Corp.....................       938,419
                                                                 -------------
                                                                     4,079,569
                                                                 -------------

                    BUSINESS SERVICES--3.8%
          34,900    Bowne & Co., Inc. (b).......................       417,055
          69,300    Dollar Thrifty Automotive Group, Inc. (b)...     1,465,695
          46,900    Hall Kinion & Associates, Inc. (b)..........       262,218
         193,900    Heidrick & Struggles International, Inc. (b)     2,844,513
         273,400    Integrated Electrical Services, Inc. (b)....     1,052,590
          42,600    John H. Harland Co..........................       942,738
          80,400    Metron Technology N.V. (c)..................       123,816

                                                                 VALUE
           SHARES                                              (NOTE 1A)
         --------------------------------------------------------------------

                        BUSINESS SERVICES--(CONTINUED)
              89,400    NCO Group, Inc. (b)................. $   1,425,930
             117,400    Steelcase, Inc. (c).................     1,286,704
             120,800    Steiner Leisure, Ltd................     1,683,952
             263,700    Stewart Enterprises, Inc. (b).......     1,469,073
              32,000    Viad Corp...........................       715,200
              32,000    Wallace Computer Series, Inc........       688,320
                                                             -------------
                                                                14,377,804
                                                             -------------

                        CHEMICALS--5.4%
             734,700    Agrium, Inc. (ADR)..................     8,309,457
               7,000    American Pacific Corp...............        69,230
              17,000    Cabot Microelectronics Corp. (b) (c)       802,400
             182,400    IMC Global, Inc.....................     1,946,208
             468,400    Methanex Corp. (b)..................     3,925,192
              79,900    Minerals Technologies, Inc..........     3,447,685
             239,800    Omnova Solutions, Inc...............       966,394
             117,500    PolyOne Corp........................       460,600
               9,800    Spartech Corp.......................       202,174
              10,000    Stepan Co...........................       250,000
                                                             -------------
                                                                20,379,340
                                                             -------------

                        COAL--1.1%
             146,100    Peabody Energy Corp.................     4,270,503
                                                             -------------

                        COMMUNICATION SERVICES--0.4%
              73,800    Entravision Common Corp.............       736,524
              77,200    Gray Television, Inc................       752,700
                                                             -------------
                                                                 1,489,224
                                                             -------------

                        COMPUTERS & BUSINESS EQUIPMENT--3.8%
             149,500    Aware, Inc. (b).....................       325,910
             226,700    Carreker Corp. (b) (c)..............     1,026,951
             255,400    Ciber, Inc. (b).....................     1,315,310
             182,200    Electronics for Imaging, Inc. (b)...     2,962,754
             116,300    Hutchinson Technology, Inc. (b).....     2,407,410
             135,000    Micros Systems, Inc. (b)............     3,026,700
             341,800    Numerical Technologies, Inc. (b)....     1,182,628
              28,400    SanDisk Corp. (b) (c)...............       576,520
             179,300    Silicon Storage Technology, Inc. (b)       724,372
             272,900    Simpletech, Inc.....................       824,158
                                                             -------------
                                                                14,372,713
                                                             -------------

                        CONGLOMERATES--2.6%
              82,300    Coorstek, Inc. (b)..................     2,102,765
              44,200    Pentair, Inc........................     1,527,110
              31,000    Roper Industries, Inc...............     1,134,600
             100,000    Tredegar Industries, Inc............     1,500,000
             183,100    Trinity Industries, Inc. (c)........     3,471,576
                                                             -------------
                                                                 9,736,051
                                                             -------------

                        CONSTRUCTION MATERIALS--1.5%
             120,300    ElkCorp.............................     2,081,190
             111,400    Martin Marietta Materials, Inc......     3,415,524

                See accompanying notes to financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                            (NOTE 1A)
        ------------------------------------------------------------------

                    CONSTRUCTION MATERIALS--(CONTINUED)
             31,100 Oglebay Norton Co.................... $     206,815
                                                          -------------
                                                              5,703,529
                                                          -------------

                    CONTAINERS & GLASS--1.3%
            314,500 Graphic Packaging International Corp.     1,773,780
            165,200 Packaging Corporation of America (b).     3,013,248
                                                          -------------
                                                              4,787,028
                                                          -------------

                    DRUGS & HEALTH CARE--1.0%
            280,000 Aradigm Corp. (b) (c)................       453,600
             14,000 Atrix Laboratories, Inc. (b).........       214,746
             39,100 Community Health Systems, Inc. (b)...       805,069
            131,800 Province Healthcare Co...............     1,282,414
             93,800 Sangstat Medical Corp. (b)...........     1,059,940
                                                          -------------
                                                              3,815,769
                                                          -------------

                    ELECTRICAL EQUIPMENT--1.0%
             44,100 GrafTech International, Ltd..........       262,836
             42,100 Littelfuse, Inc......................       709,806
            128,100 MKS Instruments, Inc. (b)............     2,104,683
              1,500 Opticnet, Inc........................           120
             26,400 Regal Beloit Corp....................       546,480
                                                          -------------
                                                              3,623,925
                                                          -------------

                    ELECTRONICS--6.3%
             85,500 AVX Corp.............................       837,900
            177,800 BEI Technologies, Inc................     1,989,582
            111,900 Benchmark Electronics, Inc. (b) (c)..     3,207,054
            135,400 Coherent, Inc. (b)...................     2,701,230
             58,400 Excel Technology, Inc. (b)...........     1,044,776
            364,700 Kemet Corp. (b)......................     3,187,478
             99,700 Lecroy Corp. (b).....................     1,106,670
            383,300 Technitrol, Inc. (b).................     6,186,462
            112,500 Thomas & Betts Corp. (b).............     1,901,250
            131,600 Trimble Navigation, Ltd. (b).........     1,643,684
                                                          -------------
                                                             23,806,086
                                                          -------------

                    ENVIRONMENTAL CONTROL--0.6%
            194,700 Tetra Tech, Inc. (b).................     2,375,340
                                                          -------------

                    FOOD & BEVERAGES--1.9%
             81,000 Bunge, Ltd...........................     1,948,860
             68,500 Corn Products International, Inc.....     2,063,905
             50,000 Del Monte Foods Co. (b)..............       385,000
             63,200 Interstate Bakeries Corp.............       963,800
            154,400 Wild Oats Markets, Inc. (b) (c)......     1,593,408
                                                          -------------
                                                              6,954,973
                                                          -------------

                    FOREST PRODUCTS & PAPER--0.8%
             78,800 Caraustar Industries, Inc............       747,024
            144,900 Louisiana-Pacific Corp. (b)..........     1,167,894
             21,100 Rayonier, Inc........................       954,775
                                                          -------------
                                                              2,869,693
                                                          -------------

                                                                 VALUE
           SHARES                                              (NOTE 1A)
         --------------------------------------------------------------------

                        GAS & OIL--5.9%
             176,400    Cabot Oil & Gas Corp. (b)........... $   4,371,192
             202,000    Canadian 88 Energy Corp. (ADR)......       324,796
             125,400    Core Laboratories N.V. (ADR) (c)....     1,423,290
             278,300    Global Industries, Inc. (b).........     1,160,511
             226,700    Hanover Compressor Co. (b) (c)......     2,081,106
              57,400    Hydril Co. (b)......................     1,352,918
             290,500    Newpark Resources, Inc. (b) (c).....     1,263,675
              46,000    Nuevo Energy Co. (b)................       510,600
             188,700    Ocean Energy, Inc. (b)..............     3,768,339
              42,000    Patterson-UTI Energy, Inc...........     1,267,140
              27,200    Stone Energy Corp. (b)..............       907,392
             122,600    Vintage Petroleum, Inc..............     1,293,430
             173,400    W-H Energy Services, Inc............     2,529,906
                                                             -------------
                                                                22,254,295
                                                             -------------

                        GAS & PIPELINE UTILITIES--0.5%
             103,700    NUI Corp............................     1,789,862
                                                             -------------

                        HEALTH CARE--PRODUCTS--0.1%
              39,600    ArthroCare Corp. (b)................       390,060
                                                             -------------

                        HOTELS & RESTAURANTS--0.9%
             108,800    Mandalay Resort Group (b)...........     3,330,368
                                                             -------------

                        HOUSEHOLD PRODUCTS--0.2%
              55,200    Tupperware Corp.....................       832,416
                                                             -------------

                        INDUSTRIAL MACHINERY--7.4%
              79,700    AGCO Corp. (b)......................     1,761,370
             328,100    Brooks-PRI Automation, Inc. (c).....     3,760,026
             176,100    Cognex Corp.........................     3,245,523
              53,400    Cummins Engine, Inc.................     1,502,142
               3,000    Denison International, Plc. (ADR)...        48,000
             104,300    Flowserve Corp. (b) (c).............     1,542,597
              78,600    GSI Lumonics, Inc...................       473,958
             323,600    JLG Industries, Inc.................     2,436,708
             140,600    Joy Global, Inc. (c)................     1,583,156
             180,200    Kadant, Inc.........................     2,703,000
             130,100    Stewart & Stevenson Services, Inc...     1,839,614
             159,700    Titan International, Inc............       213,998
             463,300    Wabtec Corp.........................     6,504,732
                                                             -------------
                                                                27,614,824
                                                             -------------

                        INSURANCE--1.2%
              36,321    Fidelity National Financial, Inc....     1,192,418
              97,400    Hub International, Ltd..............     1,249,642
              64,600    Odyssey Re Holdings Corp............     1,143,420
              22,500    Platinum Underwriters Holdings, Ltd.       592,875
              14,400    RLI Corp............................       401,760
                                                             -------------
                                                                 4,580,115
                                                             -------------

                        INTERNET--0.7%
             297,700    Earthlink, Inc. (b).................     1,622,465
              51,400    ProQuest Co. (b) (c)................     1,007,440
                                                             -------------
                                                                 2,629,905
                                                             -------------

                See accompanying notes to financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                (NOTE 1A)
      ----------------------------------------------------------------------

                  INVESTMENT COMPANIES--0.3%
           56,600 American Capital Strategies, Ltd......... $   1,221,994
                                                            -------------

                  IRON & STEEL--1.5%
          137,500 Alaska Steel Holding Corp. (b)...........     1,100,000
          261,500 Allegheny Technologies, Inc..............     1,629,145
           30,000 Cleveland Cliffs, Inc....................       595,500
          189,800 United States Steel Corp.................     2,490,176
                                                            -------------
                                                                5,814,821
                                                            -------------

                  LEISURE--3.7%
          252,100 Argosy Gaming Corp. (b)..................     4,772,253
          112,200 Bally Total Fitness Holding Corp. (b) (c)       795,498
           76,700 Callaway Golf Co.........................     1,016,275
           39,200 Harrah Entertainment, Inc. (b)...........     1,552,320
           25,800 International Game Technology, Inc. (b)..     1,958,736
          283,700 Six Flags, Inc. (b)......................     1,619,927
          126,100 Steinway Musical Instructions, Inc. (b)..     2,051,647
                                                            -------------
                                                               13,766,656
                                                            -------------

                  MEDIA--3.5%
           38,400 A.H. Belo Corp...........................       818,688
          284,500 Hollinger International, Inc.............     2,890,520
          158,100 Journal Register Co. (b).................     2,811,018
          433,700 Reader's Digest Association, Inc.........     6,548,870
                                                            -------------
                                                               13,069,096
                                                            -------------

                  METALS--2.5%
          276,300 Ladish, Inc. (b).........................     2,226,978
          185,000 Maverick Tube Corp. (b)..................     2,410,550
           90,900 NN, Inc..................................       908,091
          137,200 NS Group, Inc. (b).......................       894,544
           20,000 Penn Engineering & Manufacturing Corp....       213,000
           43,800 Precision Castparts Corp.................     1,062,150
           81,100 Valmont Industries, Inc..................     1,573,340
                                                            -------------
                                                                9,288,653
                                                            -------------

                  MINING--2.9%
          236,300 Phelps Dodge Corp........................     7,478,895
           81,700 RTI International Metals, Inc. (b).......       825,170
          365,700 Stillwater Mining Co. (b)................     1,956,495
          246,500 Titanium Metals Corp. (b) (c)............       470,815
                                                            -------------
                                                               10,731,375
                                                            -------------

                  MUTUAL FUNDS--2.9%
          142,957 iShares Russell 2000 Index Fund..........    10,837,570
                                                            -------------

                  RAILROADS & EQUIPMENT--0.3%
          134,000 RailAmerica, Inc. (b)....................       960,780
                                                            -------------

                  REAL ESTATE INVESTMENT TRUST--0.4%
           60,800 Heritage Property Investment Trust, Inc..     1,518,176
                                                            -------------

                                                                VALUE
         SHARES                                               (NOTE 1A)
       ------------------------------------------------------------------

                   RETAIL--0.9%
             6,500 Brookstone, Inc......................... $      93,990
            52,300 Dillard's, Inc. (Class A)...............       829,478
            50,400 Duane Reade, Inc. (b)...................       856,800
            59,900 Long's Drug Stores Corp.................     1,242,326
            40,000 Whitehall Jewellers, Inc. (b)...........       380,000
                                                            -------------
                                                                3,402,594
                                                            -------------

                   SEMICONDUCTORS--6.5%
           100,000 Actel Corp. (b).........................     1,622,000
           137,500 Asyst Technologies, Inc. (b) (c)........     1,010,625
           216,300 ATMI, Inc. (b) (c)......................     4,005,876
           313,000 ChipPAC, Inc. (b).......................     1,111,150
           127,700 Credence Systems Corp. (b)..............     1,191,441
           205,800 Cypress Semiconductor Corp. (b).........     1,177,176
            81,200 Entegris, Inc. (b)......................       836,360
            84,600 Helix Technology Corp...................       947,520
           218,900 TriQuint Semiconductor, Inc. (b)........       928,136
           336,000 Varian Semiconductor Equipment, Inc. (b)     7,983,696
           310,900 Veeco Instruments, Inc. (b) (c).........     3,594,004
                                                            -------------
                                                               24,407,984
                                                            -------------

                   SHIPBUILDING--0.6%
           547,800 OMI Corp................................     2,251,458
                                                            -------------

                   SOFTWARE--0.8%
           242,100 August Technology Corp. (b).............     1,225,026
           165,600 Iona Technologies, Plc..................       471,960
           352,600 NMS Communications Corp. (b) (c)........       676,992
           206,100 Skillsoft, Plc. (ADR) (b)...............       566,775
                                                            -------------
                                                                2,940,753
                                                            -------------

                   TELECOMMUNICATIONS--3.2%
           104,600 American Tower Corp.....................       369,238
           146,400 Anaren Microwave, Inc. (b)..............     1,288,320
            40,800 Anixter International, Inc. (b).........       948,600
           130,100 CommScope, Inc. (b).....................     1,027,790
           201,700 Inet Technologies, Inc..................     1,230,370
           294,200 McData Corp.............................     2,088,820
           204,600 Plantronics, Inc. (b)...................     3,095,598
           459,400 PTEK Holdings, Inc......................     2,021,360
                                                            -------------
                                                               12,070,096
                                                            -------------

                   TRANSPORTATION--2.6%
           520,500 EGL, Inc. (b) (c).......................     7,417,125
            60,900 Teekay Shipping Corp. (c)...............     2,478,630
                                                            -------------
                                                                9,895,755
                                                            -------------

                   TRUCKING & FREIGHT FORWARDING--0.9%
           142,100 GATX Corp. (c)..........................     3,242,722
                                                            -------------
                   Total Common Stocks
                    (Identified Cost $429,290,060).........   355,164,449
                                                            -------------

                See accompanying notes to financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENTS--5.8%


        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
     ----------------------------------------------------------------------

                 COMMERCIAL PAPER--5.8%
     $ 2,315,000 American Express Credit Corp. 1.180%,
                  01/02/03................................... $  2,314,924
         341,000 Caterpillar Financial Services Corp. 1.300%,
                  01/08/03...................................      340,914
         300,000 Caterpillar Financial Services Corp. 1.330%,
                  01/17/03...................................      299,823
       6,000,000 Gannett Co., Inc. 1.290%, 01/14/03..........    5,997,205
      10,351,000 Morgan Stanley Dean Witter & Co. 1.370%,
                  01/03/03...................................   10,350,212
       2,404,000 Morgan Stanley Dean Witter & Co. 1.360%,
                  01/08/03...................................    2,403,364
                                                              ------------
                                                                21,706,442
                                                              ------------
                 Total Short Term Investments
                  (Identified Cost $21,706,442)..............   21,706,442
                                                              ------------
                 Total Investments--100.4%
                  (Identified Cost $450,996,502) (a).........  376,870,891
                 Other assets less liabilities...............   (1,603,291)
                                                              ------------
                 TOTAL NET ASSETS--100%...................... $375,267,600
                                                              ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $450,996,502 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 17,928,611
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (92,054,222)
                                                               ------------
   Net unrealized depreciation................................ $(74,125,611)
                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was held on loan. As of December 31, 2002, the market value of securities loaned was $21,854,466 with collateral backing valued at $23,571,855.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

 ASSETS
  Investments at value..............................             $376,870,891
  Cash..............................................                  234,721
  Receivable for:
    Securities sold.................................                   24,197
    Fund shares sold................................                1,240,164
    Dividends and interest..........................                  162,407
    Collateral for securities loaned................               23,571,855
                                                                 ------------
     Total Assets...................................              402,104,235
 LIABILITIES
  Payable for:
    Fund shares redeemed............................ $   315,883
    Securities purchased............................   2,623,014
    Withholding taxes...............................       8,554
    Return of collateral for securities loaned......  23,571,855
  Accrued expenses:
    Management fees.................................     272,972
    Service and distribution fees...................       6,821
    Directors fees..................................       1,331
    Other expenses..................................      36,205
                                                     -----------
     Total Liabilities..............................               26,836,635
                                                                 ------------
 NET ASSETS.........................................             $375,267,600
                                                                 ============
  Net assets consist of:
    Capital paid in.................................             $459,503,745
    Accumulated net realized gains (losses).........              (10,110,475)
    Unrealized appreciation (depreciation) on
     investments and foreign currency...............              (74,125,670)
                                                                 ------------
 NET ASSETS.........................................             $375,267,600
                                                                 ============
 Computation of offering price:
 CLASS A
 Net asset value and redemption price per share
  ($319,202,007 divided by 28,845,726 shares of
  beneficial interest)..............................             $      11.07
                                                                 ============
 CLASS B
 Net asset value and redemption price per share
  ($10,125 divided by 917 shares of beneficial
  interest).........................................             $      11.04
                                                                 ============
 CLASS E
 Net asset value and redemption price per share
  ($56,055,468 divided by 5,078,964 shares of
  beneficial interest)..............................             $      11.04
                                                                 ============
 Identified cost of investments.....................             $450,996,502
                                                                 ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
 Dividends........................................               $   1,732,874 (a)
 Interest.........................................                     830,662 (b)
                                                                 -------------
                                                                     2,563,536
EXPENSES
 Management fees.................................. $  3,248,261
 Service and distribution fees--Class E...........       45,494
 Directors' fees and expenses.....................       12,639
 Custodian........................................      141,268
 Audit and tax services...........................       18,325
 Legal............................................       11,327
 Printing.........................................      170,212
 Insurance........................................        4,489
 Miscellaneous....................................        6,630
                                                   ------------
 Total expenses...................................                   3,658,645
                                                                 -------------
NET INVESTMENT INCOME (LOSS)......................                  (1,095,109)
                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................  (10,110,474)
 Foreign currency transactions--net...............          (76)   (10,110,550)
                                                   ------------
Unrealized appreciation (depreciation) on:
 Investments--net.................................  (96,906,408)
 Foreign currency transactions--net...............          (59)   (96,906,467)
                                                   ------------  -------------
Net gain (loss)...................................                (107,017,017)
                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $(108,112,126)
                                                                 =============

(a)Net of foreign taxes of $25,505
(b)Includes income on securities loaned of $99,367

                See accompanying notes to financial statements.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2002          2001
                                                                     -------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $  (1,095,109) $    333,555
  Net realized gain (loss)..........................................   (10,110,550)    2,076,939
  Unrealized appreciation (depreciation)............................   (96,906,467)   16,889,655
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (108,112,126)   19,300,149
                                                                     -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................      (215,537)     (136,909)
    Class B.........................................................             0             0
    Class E.........................................................        (8,107)            0
                                                                     -------------  ------------
                                                                          (223,644)     (136,909)
                                                                     -------------  ------------
   Net realized gain
    Class A.........................................................    (1,643,473)     (627,501)
    Class B.........................................................            (1)            0
    Class E.........................................................       (82,424)            0
                                                                     -------------  ------------
                                                                        (1,725,898)     (627,501)
                                                                     -------------  ------------
  TOTAL DISTRIBUTIONS...............................................    (1,949,542)     (764,410)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   187,182,788   225,232,016
                                                                     -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    77,121,120   243,767,755

NET ASSETS
  Beginning of the year.............................................   298,146,480    54,378,725
                                                                     -------------  ------------
  End of the year................................................... $ 375,267,600  $298,146,480
                                                                     =============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the year................................................... $           0  $    196,646
                                                                     =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002          DECEMBER 31, 2001
                                                               -------------------------  ------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  ------------
CLASS A
  Sales....................................................... 17,723,575  $ 241,443,857  18,556,731  $249,430,089
  Reinvestments...............................................    116,261      1,859,010      55,675       764,410
  Redemptions................................................. (9,613,064)  (115,265,981) (2,437,863)  (31,214,511)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................  8,226,772  $ 128,036,886  16,174,543  $218,979,988
                                                               ==========  =============  ==========  ============
CLASS B
  Sales.......................................................      2,992  $      32,036           7  $        100
  Reinvestments...............................................          0              1           0             0
  Redemptions.................................................     (2,082)       (23,107)          0             0
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................        910  $       8,930           7  $        100
                                                               ==========  =============  ==========  ============
CLASS E
  Sales.......................................................  4,954,820  $  63,496,422     477,496  $  6,271,598
  Reinvestments...............................................      5,672         90,531           0             0
  Redemptions.................................................   (357,588)    (4,449,981)     (1,436)      (19,670)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................  4,602,904  $  59,136,972     476,060  $  6,251,928
                                                               ==========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions. 12,830,586  $ 187,182,788  16,650,610  $225,232,016
                                                               ==========  =============  ==========  ============


                See accompanying notes to financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                       CLASS A                         CLASS B
                                         -------------------------------     -----------------------
                                             YEAR ENDED      JULY 5, 2000(A)              MAY 1, 2001(A)
                                            DECEMBER 31,         THROUGH      YEAR ENDED     THROUGH
                                         ------------------   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                           2002      2001         2000           2002          2001
                                         --------  --------  --------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  14.13  $  12.24      $ 10.00        $14.12        $14.12
                                         --------  --------      -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........    (0.04)     0.02         0.03          0.00          0.00
 Net realized and unrealized gain
   (loss) on investments................    (2.95)     1.94         2.29         (3.01)         0.00
                                         --------  --------      -------        ------        ------
 Total from investment operations.......    (2.99)     1.96         2.32         (3.01)         0.00
                                         --------  --------      -------        ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (0.01)    (0.01)       (0.03)        (0.01)         0.00
 Distributions from net realized
   capital gains........................    (0.06)    (0.06)       (0.05)        (0.06)         0.00
                                         --------  --------      -------        ------        ------
 Total distributions....................    (0.07)    (0.07)       (0.08)        (0.07)         0.00
                                         --------  --------      -------        ------        ------
NET ASSET VALUE, END OF PERIOD.......... $  11.07  $  14.13      $ 12.24        $11.04        $14.12
                                         ========  ========      =======        ======        ======
TOTAL RETURN (%)........................    (21.3)     16.0         23.2 (b)     (21.5)          0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.95      0.98         1.05 (c)      1.20          1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.28)     0.18         1.12 (c)     (0.53)         0.00 (c)
Portfolio turnover rate (%).............       27        15           24 (c)        27            15 (c)
Net assets, end of period (000)......... $319,202  $291,426      $54,379        $   10        $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        1.34 (c)         --            --

                                                                     CLASS E
                                                           -----------------------
                                                                        MAY 1, 2001(A)
                                                            YEAR ENDED     THROUGH
                                                           DECEMBER 31,  DECEMBER 31,
                                                           ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................   $ 14.12        $14.12
                                                             -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).............................     (0.01)        (0.01)
 Net realized and unrealized gain (loss) on investments...     (3.00)         0.01
                                                             -------        ------
 Total from investment operations.........................     (3.01)         0.00
                                                             -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.................     (0.01)         0.00
 Distributions from net realized capital gains............     (0.06)         0.00
                                                             -------        ------
 Total distributions......................................     (0.07)         0.00
                                                             -------        ------
NET ASSET VALUE, END OF PERIOD............................   $ 11.04        $14.12
                                                             =======        ======
TOTAL RETURN (%)..........................................     (21.5)          0.0 (b)
Ratio of operating expenses to average net assets (%).....      1.10          1.13 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................     (0.43)        (0.25)(c)
Portfolio turnover rate (%)...............................        27            15 (c)
Net assets, end of period (000)...........................   $56,055        $6,720
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)......................................        --            --

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/01

 ASSET CLASS
 SMALL CAP

   NET ASSETS
   $24 MILLION

    PORTFOLIO
     MANAGER
    EDWARD B.
    JAMIESON,
MICHAEL MCCARTHY,
 AIDAN O'CONNELL
PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned -27.8%. Its new benchmark, the Russell 2000 Growth Index/12/, returned -30.3%. Its previous benchmark, the Russell 2500 Growth Index/9/ returned -29.1%. We changed the benchmark because the new index better reflects the Portfolio's universe of small cap stocks. The Portfolio's performance can be attributed to investing in many economically sensitive sectors over the past year, and the portfolio has thus benefited from the strong quarterly performance of these investments.

PORTFOLIO ACTIVITY
Throughout the year 2002, investors were confronted with myriad new uncertainties, which served to dampen their enthusiasm and tolerance for equity investment risk. The most prominent uncertainties were regarding corporate governance, accounting integrity, economic health, consumer spending, enterprise investment, and impending war. When confronted with such numerous uncertainties, investors preferred to invest in assets with relatively low perceived risks such as cash, money market funds, real estate, and government bonds. By mid-October, however, investors seemed to be growing more comfortable with high levels of uncertainty in their lives, in their employment, in the domestic economy, and in the geopolitical realm. Acclimatization to this uncertainty could have been attributed to a new clarity in President Bush's Foreign Policy, an absence of new financial scandals, or a de-sensitizing to the bad news stories. In any case, in mid-October investors increased their tolerance for assets that have higher perceived risks, including many economically sensitive stocks.

The Portfolio managers have positioned the portfolio in sectors of the economy that will be sensitive to an upturn in enterprise spending as opposed to consumer spending. While the managers recognize that consumer spending accounts for the majority of economic demand, the managers do not see sufficient reason for such spending to accelerate upwards. By contrast, the managers do believe that there is reason for enterprise investment to accelerate over the next 18 months. More importantly, however, the managers believe that enterprise planning departments will recognize that their infrastructure, staff, marketing, and product offerings are in growing need of reinvestment and that their financial health justifies renewed investment programs. To benefit from renewed enterprise investment, the portfolio selectively invests in companies that should provide the equipment, services, research, marketing and staffing to fulfill enterprise investment objectives.

Toward the end of the year, the managers slightly increased the exposure to manufacturing by adding to existing positions, although the managers still favor the manufacturing sector for its sensitivity to an economic rebound. The managers made slight additions to financials, favoring the companies that are transaction driven as opposed to interest-rate sensitive. Given the rapid market appreciation during the fourth quarter, the portfolio managers also trimmed exposure in areas that had reached valuation targets, including reducing exposure to technology services and selectively reducing a year-old overweight position in the energy sectors, though the overweight remains. The reduction in energy weighting was due to skepticism that the Venezuelan and Middle East tensions would be intractable.

PORTFOLIO OUTLOOK
While the portfolio managers are only expecting mild economic growth in the near term, the conditions are set for a full economic recovery over the longer term. Furthermore, the managers believe that investing in companies with strong market positions, good products, and staying power will offer downside support on valuation, but upside growth on earnings when demand returns, which should ultimately provide healthy returns for our clients.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                NATIONAL INSTRUMENTS CORP...........    2.9%
                VARIAN SEMICONDUCTOR EQUIPMENT, INC.    2.6
                INTEGRATED CIRCUIT SYSTEMS, INC.....    2.1
                VARIAN MEDICAL SYSTEMS, INC.........    2.1
                CYMER, INC..........................    1.9
                STONE ENERGY CORP...................    1.9
                PATTERSON-UTI ENERGY, INC...........    1.9
                FORWARD AIR CORP....................    1.8
                VARIAN, INC.........................    1.7
                ELECTRO SCIENTIFIC INDUSTRIES, INC..    1.7


A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2500 GROWTH INDEX AND THE RUSSELL
                        2000 GROWTH INDEX SINCE 5/1/01


                                    [CHART]

            Franklin Templeton        Russell 2500       Russell 2000
         Small Cap Growth Portfolio   Growth Index       Growth Index
         --------------------------   ------------       ------------
 5/01          $10,000                $10,000            $10,000
12/00            8,879                  9,661              9,537
12/01            6,409                  6,850              6,651

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                    RUSSELL RUSSELL
                              FRANKLIN TEMPLETON     2500    2000
                               SMALL CAP GROWTH     GROWTH  GROWTH
                            CLASS A CLASS B CLASS E  INDEX   INDEX
            1 Year           -27.8%  -28.0%  -27.8%  -29.1%  -30.3%
            Since Inception  -23.4   -23.5   -23.4   -20.3   -21.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--92.5% OF TOTAL NET ASSETS


                                                                    VALUE
        SHARES                                                    (NOTE 1A)
      -----------------------------------------------------------------------

                    APPAREL & TEXTILES--0.2%
           1,300    Columbia Sportswear Co. (b)................. $     57,746
                                                                 ------------

                    AUTO PARTS--0.8%
           4,500    Superior Industries International, Inc......      186,120
                                                                 ------------

                    AUTOMOBILES--0.8%
           3,000    Oshkosh Truck Corp..........................      184,500
                                                                 ------------

                    BANKS--1.5%
           5,950    Doral Financial Corp........................      170,170
           1,100    First State Bancorp.........................       27,280
           2,700    Investors Financial Services Corp...........       73,953
           4,300    Umpqua Holdings Corp........................       78,475
                                                                 ------------
                                                                      349,878
                                                                 ------------

                    BIOTECHNOLOGY--0.3%
           3,100    InterMune, Inc. (b).........................       79,081
                                                                 ------------

                    BUSINESS SERVICES--6.5%
           6,000    CDI Corp. (b)...............................      161,880
           5,348    Fair, Isaac & Co., Inc......................      228,360
           8,200    Global Payments, Inc........................      262,482
           7,400    Heidrick & Struggles International, Inc. (b)      108,558
           8,200    Maximus, Inc. (b)...........................      214,020
           7,400    NCO Group, Inc. (b).........................      118,030
          10,400    PRG-Shultz International, Inc. (b)..........       92,560
          12,300    Plexus Corp. (b)............................      107,994
          10,600    Resources Connection, Inc. (b)..............      246,026
          11,700    US Liquids, Inc.............................        4,797
                                                                 ------------
                                                                    1,544,707
                                                                 ------------

                    CHEMICALS--4.7%
           7,000    Cabot Corp..................................      185,780
           5,800    FMC Corp. (b)...............................      158,456
           1,700    MacDermid, Inc..............................       38,845
           8,000    Minerals Technologies, Inc..................      345,200
          17,500    Nova Chemicals Corp.........................      320,250
          19,800    Solutia, Inc................................       71,874
                                                                 ------------
                                                                    1,120,405
                                                                 ------------

                    COMMUNICATION SERVICES--1.0%
          22,700    Entravision Common Corp.....................      226,546
                                                                 ------------

                    COMPUTERS & BUSINESS EQUIPMENT--4.4%
          24,700    Adaptec, Inc. (b)...........................      139,555
          11,900    Advanced Digital Information Corp. (b)......       79,849
           6,300    ARM Holdings, Plc...........................       15,939
          13,600    Catapult Communications Corp. (b)...........      162,520
          27,500    Integrated Circuit Systems, Inc. (b)........      501,875
          12,200    Jack Henry & Associates, Inc................      146,888
                                                                 ------------
                                                                    1,046,626
                                                                 ------------

                                                                  VALUE
          SHARES                                                (NOTE 1A)
        --------------------------------------------------------------------

                      CONGLOMERATES--2.3%
             7,600    Crane Co................................ $    151,468
             3,900    Cuno, Inc. (b)..........................      129,168
             3,700    Pentair, Inc............................      127,835
             3,500    Roper Industries, Inc...................      128,100
                                                               ------------
                                                                    536,571
                                                               ------------

                      DOMESTIC OIL--0.9%
             9,600    Premcor, Inc. (b).......................      213,408
                                                               ------------

                      DRUGS & HEALTH CARE--2.0%
            14,200    Alpharma, Inc...........................      169,122
             6,200    Medicis Pharmaceutical Corp. (b)........      307,954
                                                               ------------
                                                                    477,076
                                                               ------------

                      ELECTRICAL EQUIPMENT--2.9%
            16,500    Advanced Energy Industries, Inc. (b)....      209,880
             9,900    C&D Technologies, Inc...................      174,933
            10,800    Wilson Greatbatch Technologies, Inc. (b)      315,360
                                                               ------------
                                                                    700,173
                                                               ------------

                      ELECTRONICS--8.8%
            20,000    Electro Scientific Industries, Inc. (b).      400,000
             2,800    Flir Systems, Inc. (b)..................      136,640
             9,400    Gentex Corp. (b)........................      297,416
            13,300    Merix Corp. (b).........................      111,720
             9,300    Mettler-Toledo International, Inc. (b)..      298,158
             5,300    Park Electrochemical Corp...............      101,760
            11,600    Technitrol, Inc. (b)....................      187,224
            10,700    Trimble Navigation, Ltd. (b)............      133,643
            14,400    Varian, Inc. (b)........................      413,136
                                                               ------------
                                                                  2,079,697
                                                               ------------

                      ENERGY--0.4%
             6,000    Headwaters, Inc. (b)....................       93,060
                                                               ------------

                      FINANCIAL SERVICES--0.5%
             2,200    BlackRock, Inc. (b).....................       86,680
             1,300    Waddell & Reed Financial, Inc. (Class A)       25,571
                                                               ------------
                                                                    112,251
                                                               ------------

                      FOOD & BEVERAGES--0.8%
             8,300    Bunge, Ltd..............................      199,698
                                                               ------------

                      GAS & OIL--8.6%
            12,300    Cal Dive International, Inc. (b)........      289,050
            18,500    Chesapeake Energy Corp. (b).............      143,190
            10,600    FMC Technologies, Inc...................      216,558
            15,000    Patterson-UTI Energy, Inc...............      452,550
            23,400    PetroQuest Energy, Inc. (b).............       97,110
             6,800    Spinnaker Exploration Co. (b)...........      149,940
            13,600    Stone Energy Corp. (b)..................      453,696
            11,600    Superior Energy Services, Inc. (b)......       95,120

                See accompanying notes to financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
             SHARES                                       (NOTE 1A)
           -------------------------------------------------------------

                      GAS & OIL--(CONTINUED)
               13,600 Swift Energy Co. (b).............. $    131,512
                                                         ------------
                                                            2,028,726
                                                         ------------

                      GAS & PIPELINE UTILITIES--1.4%
               11,300 Energen Corp......................      328,830
                                                         ------------

                      HEALTH CARE--PRODUCTS--2.2%
                1,900 Conceptus, Inc. (b)...............       22,762
               10,000 Varian Medical Systems, Inc. (b)..      496,000
                                                         ------------
                                                              518,762
                                                         ------------

                      HOTELS & RESTAURANTS--0.8%
                6,400 Four Seasons Hotels, Inc..........      180,800
                                                         ------------

                      INDUSTRIAL MACHINERY--1.8%
                6,500 Cognex Corp.......................      119,795
               62,600 CNH Global N.V....................      237,880
                4,400 Flowserve Corp. (b)...............       65,076
                                                         ------------
                                                              422,751
                                                         ------------

                      INSURANCE--1.8%
                9,000 AmerUs Group Co...................      254,430
                3,200 IPC Holdings, Ltd.................      100,928
                2,500 Reinsurance Group America, Inc....       67,700
                                                         ------------
                                                              423,058
                                                         ------------

                      INTERNET--2.7%
               17,500 Avocent Corp. (b).................      388,850
               31,500 Entrust, Inc. (b).................      105,840
                6,700 MatrixOne, Inc. (b)...............       28,810
               13,700 webMethods, Inc. (b)..............      112,614
                                                         ------------
                                                              636,114
                                                         ------------

                      INVESTMENT COMPANIES--0.6%
                7,000 American Capital Strategies, Ltd..      151,130
                                                         ------------

                      IRON & STEEL--1.2%
                6,800 Cleveland Cliffs, Inc. (b)........      134,980
                7,600 Reliance Steel & Aluminum Co......      158,384
                                                         ------------
                                                              293,364
                                                         ------------

                      LEISURE--1.4%
                7,700 Pegasus Solutions, Inc. (b).......       77,231
               14,300 Station Casinos, Inc. (b).........      253,110
                                                         ------------
                                                              330,341
                                                         ------------

                      MEDIA--1.3%
               17,800 Acme Communications, Inc. (b).....      141,866
               14,400 Sinclair Broadcast Group, Inc. (b)      167,472
                                                         ------------
                                                              309,338
                                                         ------------

                                                                  VALUE
          SHARES                                                (NOTE 1A)
        ----------------------------------------------------------------------

                      MINING--0.1%
             6,400    Stillwater Mining Co. (b)............... $     34,240
                                                               ------------

                      REAL ESTATE--0.7%
            10,800    Jones Lang Lasalle, Inc. (b)............      166,104
                                                               ------------

                      REAL ESTATE INVESTMENT TRUST--0.6%
             3,900    Colonial Properties Trust...............      132,366
                                                               ------------

                      RETAIL--2.9%
            23,800    Charming Shoppes, Inc. (b)..............       99,484
             4,900    Cost Plus, Inc. (b).....................      140,483
             4,700    Fred's, Inc.............................      120,790
             3,000    Linens 'N Things, Inc. (b)..............       67,800
             3,500    Regis Corp..............................       90,965
             1,600    The J. Jill Group, Inc. (b).............       22,368
             9,000    Tuesday Morning Corp. (b)...............      153,900
                                                               ------------
                                                                    695,790
                                                               ------------

                      SEMICONDUCTORS--10.4%
             9,000    Atmel Corp. (b).........................       20,070
            14,500    Credence Systems Corp. (b)..............      135,285
            14,100    Cymer, Inc. (b).........................      454,725
            12,300    Exar Corp. (b)..........................      152,520
            13,600    Integrated Device Technology, Inc. (b)..      113,832
             4,000    Integrated Silicon Solution, Inc. (b)...       17,440
             4,400    Intersil Corp. (Class A) (b)............       61,336
            17,200    Lam Research Corp. (b)..................      185,760
            24,900    Micrel, Inc. (b)........................      223,602
             6,400    Pericom Semiconductor Corp. (b).........       53,184
             7,300    Rudolph Technologies, Inc. (b)..........      139,868
            26,900    Semtech Corp. (b).......................      293,748
            26,200    Varian Semiconductor Equipment, Inc. (b)      622,538
                                                               ------------
                                                                  2,473,908
                                                               ------------

                      SOFTWARE--7.9%
            27,600    Ascential Software Corp. (b)............       66,240
            24,700    Aspen Technology, Inc. (b)..............       69,901
            22,000    Borland Software Corp. (b)..............      270,600
             2,700    Hyperion Solutions Corp. (b)............       69,309
            20,600    Informatica Corp. (b)...................      118,656
            11,400    Keane, Inc. (b).........................      102,486
            15,500    Lawson Software, Inc....................       89,125
            14,000    Micromuse, Inc. (b).....................       53,480
            21,400    National Instruments Corp. (b)..........      695,286
             9,900    Precise Software Solutions, Ltd.........      163,449
            16,500    ProBusiness Services, Inc. (b)..........      165,000
                                                               ------------
                                                                  1,863,532
                                                               ------------

                      TELECOMMUNICATIONS--2.0%
            23,000    Advanced Fibre Communications (b).......      383,640
            10,700    Anaren Microwave, Inc. (b)..............       94,160
                                                               ------------
                                                                    477,800
                                                               ------------

                See accompanying notes to financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
          SHARES                                                (NOTE 1A)
        ----------------------------------------------------------------------

                       TRANSPORTATION--3.5%
             25,300    Airborne, Inc.......................... $    375,199
              8,000    Knight Transportation, Inc. (b)........      168,000
              5,100    Landstar Systems, Inc. (b).............      297,636
                                                               ------------
                                                                    840,835
                                                               ------------

                       TRUCKING & FREIGHT FORWARDING--1.8%
             21,600    Forward Air Corp. (b)..................      419,256
                                                               ------------
                       Total Common Stocks
                        (Identified Cost $25,333,752).........   21,934,588
                                                               ------------

        SHORT TERM INVESTMENT--7.3%
           FACE
          AMOUNT
        ----------------------------------------------------------------------

                       DISCOUNT NOTES--7.3%
        $ 1,725,000    Federal Home Loan Bank 0.750%, 01/02/03    1,724,964
                                                               ------------
                       Total Short Term Investment
                        (Identified Cost $1,724,964)..........    1,724,964
                                                               ------------
                       Total Investments--99.8%
                        (Identified Cost $27,058,716) (a).....   23,659,552
                       Other assets less liabilities..........       57,670
                                                               ------------
                       TOTAL NET ASSETS--100%................. $ 23,717,222
                                                               ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $27,126,311 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   955,700
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (4,422,459)
                                                                -----------
    Net unrealized depreciation................................ $(3,466,759)
                                                                ===========

(b)Non-Income producing security.

                See accompanying notes to financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

      ASSETS
        Investments at value........................         $23,659,552
        Cash........................................                 842
        Receivable for:
         Securities sold............................               8,091
         Fund shares sold...........................             149,021
         Dividends and interest.....................               1,899
         Due from Investment Adviser................               9,468
                                                             -----------
          Total Assets..............................          23,828,873
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $68,362
         Withholding taxes..........................      35
        Accrued expenses:
         Management fees............................  12,093
         Service and distribution fees..............   2,230
         Directors fees.............................   1,331
         Other expenses.............................  27,600
                                                     -------
          Total Liabilities.........................             111,651
                                                             -----------
      NET ASSETS....................................         $23,717,222
                                                             ===========
        Net assets consist of:
         Capital paid in............................         $30,054,434
         Undistributed net investment income........               1,701
         Accumulated net realized gains (losses)....          (2,939,749)
         Unrealized appreciation (depreciation)
          on investments............................          (3,399,164)
                                                             -----------
      NET ASSETS....................................         $23,717,222
                                                             ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($12,078,507 divided by 1,883,222 shares of
       beneficial interest).........................         $      6.41
                                                             ===========
      CLASS B
      Net asset value and redemption price per share
       ($9,403,448 divided by 1,470,500 shares of
       beneficial interest).........................         $      6.39
                                                             ===========
      CLASS E
      Net asset value and redemption price per share
       ($2,235,267 divided by 348,774 shares of
       beneficial interest).........................         $      6.41
                                                             ===========
      Identified cost of investments................         $27,058,716
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................              $    52,985 (a)
      Interest................................                   30,212
                                                            -----------
                                                                 83,197
    EXPENSES
      Management fees......................... $   165,863
      Service and distribution fees--Class B..      18,426
      Service and distribution fees--Class E..       1,216
      Directors' fees and expenses............      12,639
      Custodian...............................      67,532
      Audit and tax services..................      18,325
      Legal...................................         606
      Printing................................       9,450
      Insurance...............................         175
      Miscellaneous...........................       4,201
                                               -----------
      Total expenses before reimbursements....     298,433
      Expense reimbursements..................     (85,285)     213,148
                                               -----------  -----------
    NET INVESTMENT INCOME (LOSS)..............                 (129,951)
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (2,506,175)
      Foreign currency transactions--net......          (2)  (2,506,177)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................               (3,489,429)
                                                            -----------
      Net gain (loss).........................               (5,995,606)
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(6,125,557)
                                                            ===========

(a)Net of foreign taxes of $675

                See accompanying notes to financial statements.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                               MAY 1, 2001(A)
                                                                   YEAR ENDED     THROUGH
                                                                  DECEMBER 31,  DECEMBER 31,
                                                                      2002          2001
                                                                  ------------ --------------
FROM OPERATIONS
 Net investment income (loss).................................... $  (129,951)  $    (5,814)
 Net realized gain (loss)........................................  (2,506,177)     (434,475)
 Unrealized appreciation (depreciation)..........................  (3,489,429)       90,265
                                                                  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............  (6,125,557)     (350,024)
                                                                  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..................................................  17,876,334    12,316,469
                                                                  -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........................  11,750,777    11,966,445

NET ASSETS
 Beginning of the period.........................................  11,966,445             0
                                                                  -----------   -----------
 End of the period............................................... $23,717,222   $11,966,445
                                                                  ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
 End of the period............................................... $     1,701   $       741
                                                                  ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                               MAY 1, 2001(A)
                                                                         YEAR ENDED                THROUGH
                                                                     DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                  -----------------------  ----------------------
                                                                    SHARES         $         SHARES        $
                                                                  ----------  -----------  ---------  -----------
CLASS A
 Sales...........................................................  2,444,709  $17,954,229  1,405,895  $12,965,298
 Redemptions..................................................... (1,402,274)  (9,842,002)  (565,108)  (5,020,906)
                                                                  ----------  -----------  ---------  -----------
 Net increase (decrease).........................................  1,042,435  $ 8,112,227    840,787  $ 7,944,392
                                                                  ==========  ===========  =========  ===========
CLASS B
 Sales...........................................................  1,706,542  $12,367,587    564,496  $ 4,866,115
 Redemptions.....................................................   (742,175)  (4,976,657)   (58,363)    (499,721)
                                                                  ----------  -----------  ---------  -----------
 Net increase (decrease).........................................    964,367  $ 7,390,930    506,133  $ 4,366,394
                                                                  ==========  ===========  =========  ===========
CLASS E
 Sales...........................................................    389,068  $ 2,673,563        645  $     5,768
 Redemptions.....................................................    (40,929)    (300,386)       (10)         (85)
                                                                  ----------  -----------  ---------  -----------
 Net increase (decrease).........................................    348,139  $ 2,373,177        635  $     5,683
                                                                  ==========  ===========  =========  ===========
 Increase (decrease) derived from capital share transactions.....  2,354,941  $17,876,334  1,347,555  $12,316,469
                                                                  ==========  ===========  =========  ===========

(a)Commencement of Operations

                See accompanying notes to financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                               CLASS A                     CLASS B
                                                     -----------------------     -----------------------
                                                                  MAY 1, 2001(A)              MAY 1, 2001(A)
                                                      YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                     ------------ -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $  8.88        $10.00        $ 8.88        $10.00
                                                       -------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................     (0.04)         0.00         (0.04)        (0.01)
  Net realized and unrealized gain (loss) on
   investments......................................     (2.43)        (1.12)        (2.45)        (1.11)
                                                       -------        ------        ------        ------
  Total from investment operations..................     (2.47)        (1.12)        (2.49)        (1.12)
                                                       -------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD......................   $  6.41        $ 8.88        $ 6.39        $ 8.88
                                                       =======        ======        ======        ======
TOTAL RETURN (%)....................................     (27.8)        (11.2)(b)     (28.0)        (11.2)(b)
Ratio of operating expenses to average net
 assets (%).........................................      1.05          1.05 (c)      1.30          1.30 (c)
Ratio of net investment income (loss) to average net
 assets (%).........................................     (0.60)         0.00 (c)     (0.85)        (0.51)(c)
Portfolio turnover rate (%).........................        33            67 (c)        33            67 (c)
Net assets, end of period (000).....................   $12,079        $7,468        $9,403        $4,493
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..............      1.51          2.69 (c)      1.76          2.94 (c)

                                                               CLASS E
                                                     -----------------------
                                                                  MAY 1, 2001(A)
                                                      YEAR ENDED     THROUGH
                                                     DECEMBER 31,  DECEMBER 31,
                                                     ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 8.88        $10.00
                                                        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................     (0.01)         0.00
  Net realized and unrealized gain (loss) on
   investments......................................     (2.46)        (1.12)
                                                        ------        ------
  Total from investment operations..................     (2.47)        (1.12)
                                                        ------        ------
NET ASSET VALUE, END OF PERIOD......................    $ 6.41        $ 8.88
                                                        ======        ======
TOTAL RETURN (%)....................................     (27.8)        (11.2)(b)
Ratio of operating expenses to average net
 assets (%).........................................      1.20          1.20 (c)
Ratio of net investment income (loss) to average net
 assets (%).........................................     (0.72)        (0.41)(c)
Portfolio turnover rate (%).........................        33            67 (c)
Net assets, end of period (000).....................    $2,235        $    6
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..............      1.66          2.84 (c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH.

 INCEPTION
 DATE  3/3/97

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $212 MILLION

    PORTFOLIO
     MANAGER
 PAUL W. WOJCIK


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned -26.7% compared to the -30.3% return of its benchmark, the Russell 2000 Growth Index/12/. The average return of its peer group, the Lipper Variable Insurance Product Small Cap Growth Funds universe/14/, was -30.8% for the same period.

PORTFOLIO ACTIVITY
In the information technology sector, semiconductor companies were our worst performers last year. Software stocks also detracted from our results, but Fair, Isaac & Co.--which develops data management systems for the financial services and other industries--performed relatively well amid strong consumer demand for credit, as mortgage and auto loan rates remained quite low.

In the health care sector, all underlying segments declined, but biotechnology firms fared worst. Several portfolio companies performed well, however--including Patterson Dental, ICU Medical, and Accredo Health, a provider of pharmacy services--which contributed greatly to our results.

Media stocks in the consumer discretionary sector were hammered by a weak advertising environment. Specialty retailers also struggled, but two exceptions were Pacific Sunwear and Cost Plus.

PORTFOLIO OUTLOOK
We are very optimistic about economic and market prospects. Stock valuations are attractive, economic growth is accelerating, corporate profits are improving, inventories are lean, balance sheets are generally strong, and corporate executives are more conscientious about rules and regulations. As the economy picks up, we believe earnings and stock prices should do the same.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                  % OF TOTAL
                   SECURITY                       NET ASSETS
                   -----------------------------------------
                   IRON MOUNTAIN, INC............    1.2%
                   ACCREDO HEALTH, INC...........    1.0
                   CORPORATE EXECUTIVE BOARD CO..    1.0
                   SCP POOL CORP.................    1.0
                   TOO, INC......................    1.0
                   FAIR, ISAAC AND CO., INC......    1.0
                   MACROVISION CORP..............    0.9
                   CHOICEPOINT, INC..............    0.9
                   PATTERSON-UTI ENERGY, INC.....    0.9
                   FACTSET RESEARCH SYSTEMS, INC.    0.8


  A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX SINCE 3/3/97


               [CHART]

         T. Rowe Price Small
         Cap Growth Portfolio   Russell 2000 Growth Index
         --------------------   -------------------------
3/3/97          $10,000                   $10,000
 12/97           11,881                    11,727
 12/98           12,291                    11,871
 12/99           15,732                    16,988
 12/00           14,302                    13,176
 12/01           13,011                    11,960
 12/02            9,540                     8,342


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                              T. ROWE PRICE SMALL CAP      RUSSELL
                                      GROWTH             2000 GROWTH
                           CLASS A CLASS B(A) CLASS E(B)    INDEX
           1 Year           -26.7%     N/A      -26.8%      -30.3%
           5 Years          - 4.3      N/A        N/A       - 6.6
           Since Inception  - 0.8     -0.9%     -18.8       - 3.1

--------------------------------------------------------------------------------

 (a) Commenced operation July 30, 2002. (Not annualized)
 (b) Commenced operation May 1, 2001

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--99.5% OF TOTAL NET ASSETS


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    --------------------------------------------------------------------------

               ADVERTISING--0.2%
        22,300 Catalina Marketing Corp. (b).................. $     412,550
                                                              -------------

               AEROSPACE & DEFENSE--0.8%
        14,500 L-3 Communications Holdings, Inc. (b).........       651,195
        61,600 Titan Corp. (b)...............................       640,640
        15,100 Triumph Group, Inc. (b).......................       482,294
                                                              -------------
                                                                  1,774,129
                                                              -------------

               AIRLINES--1.8%
        99,800 Atlantic Coast Airlines Holdings, Inc. (b)....     1,200,594
        41,700 Express Jet Holdings, Inc.....................       427,425
       189,600 Frontier Airlines, Inc. (b)...................     1,281,696
        76,100 SkyWest, Inc..................................       994,627
                                                              -------------
                                                                  3,904,342
                                                              -------------

               APPAREL & TEXTILES--0.7%
        11,300 G&K Services, Inc.............................       400,031
         4,100 Mohawk Industries, Inc. (b)...................       233,495
        16,700 Skechers U. S. A., Inc. (b)...................       141,783
        12,300 Timberland Co. (b)............................       438,003
        55,000 Van's, Inc. (b)...............................       312,400
                                                              -------------
                                                                  1,525,712
                                                              -------------

               BANKS--4.9%
        48,200 Boston Private Financial Holdings, Inc........       957,252
        30,868 Commerce Bancorp, Inc. (b)....................     1,333,189
        35,200 Community First Bankshares, Inc. (b)..........       931,392
        34,200 Doral Financial Corp..........................       978,120
        29,000 East West Bancorp, Inc. (b)...................     1,046,320
        47,300 Investors Financial Services Corp.............     1,295,547
        22,400 Silicon Valley Bancshares (b).................       408,800
        46,400 Southwest Bancorp of Texas, Inc. (b)..........     1,336,784
        87,750 Sterling Bancshares, Inc. (b).................     1,072,305
        26,300 UCBH Holdings, Inc............................     1,116,435
                                                              -------------
                                                                 10,476,144
                                                              -------------

               BIOTECHNOLOGY--1.6%
        29,500 Charles River Laboratories International, Inc.     1,135,160
        29,100 Enzon Pharmaceuticals, Inc. (b)...............       486,552
        24,500 Invitrogen Corp. (b)..........................       766,605
        47,200 Protein Design Laboratories, Inc. (b).........       401,200
        45,300 Serologicals Corp. (b)........................       498,300
                                                              -------------
                                                                  3,287,817
                                                              -------------

               BUILDING & CONSTRUCTION--0.5%
        63,700 Insituform Technologies, Inc. (b).............     1,086,085
                                                              -------------

               BUSINESS SERVICES--11.7%
        37,700 Albany Molecular Research, Inc. (b)...........       557,621
        20,500 BearingPoint, Inc.............................       141,450
        37,700 Bright Horizons Family Solutions (b)..........     1,060,124
        19,200 Career Education Corp. (b)....................       768,000
        46,733 ChoicePoint, Inc. (b).........................     1,845,486
        28,700 Corinthian Colleges, Inc. (b).................     1,086,582

                                                                   VALUE
         SHARES                                                  (NOTE 1A)
       ------------------------------------------------------------------------

                     BUSINESS SERVICES--(CONTINUED)
           68,400    Corporate Executive Board Co. (b)........ $   2,183,328
           75,000    Devry, Inc. (b)..........................     1,245,750
           31,100    Dollar Thrifty Automotive Group, Inc. (b)       657,765
           33,100    Education Management Corp. (b)...........     1,244,560
          190,700    Exult, Inc...............................       606,426
           47,813    Fair, Isaac & Co., Inc...................     2,041,615
           68,700    First Health Group Corp. (b).............     1,672,845
           73,100    Forrester Research, Inc. (b).............     1,138,167
           24,700    Getty Images, Inc. (b)...................       754,585
           24,460    Global Payments, Inc.....................       782,965
           49,700    Hooper Holmes, Inc.......................       305,158
           76,950    Iron Mountain, Inc. (b)..................     2,540,119
           40,000    MTC Technologies, Inc....................     1,012,000
           43,650    Meta Group, Inc. (b).....................        89,483
           49,400    On Assignment, Inc. (b)..................       420,888
           85,400    Plexus Corp. (b).........................       749,812
           32,400    TeleTech Holdings, Inc. (b)..............       235,224
           33,966    University of Phoenix Online (b).........     1,217,341
           12,500    Valassis Communications, Inc. (b)........       367,875
                                                               -------------
                                                                  24,725,169
                                                               -------------

                     CHEMICALS--0.9%
            4,200    Cabot Corp...............................       111,468
           21,173    Cabot Microelectronics Corp. (b) (c).....       999,366
           58,300    Symyx Technologies, Inc. (b).............       733,997
                                                               -------------
                                                                   1,844,831
                                                               -------------

                     COMPUTERS & BUSINESS EQUIPMENT--3.7%
           62,000    Concurrent Computer Corp. (b) (c)........       178,560
           60,500    FactSet Research Systems, Inc............     1,710,335
           41,700    Jack Henry & Associates, Inc.............       502,068
           37,100    Mercury Computer Systems, Inc. (b).......     1,132,292
           43,250    Radiant Systems, Inc. (b)................       416,497
           25,000    SRA International, Inc. (b)..............       677,250
           28,400    SanDisk Corp. (b)........................       576,520
           64,100    Silicon Storage Technology, Inc. (b).....       258,964
           58,000    The BISYS Group, Inc. (b)................       922,200
           26,930    Zebra Technologies Corp. (b).............     1,543,089
                                                               -------------
                                                                   7,917,775
                                                               -------------

                     CONGLOMERATES--0.1%
            8,300    CoorsTek, Inc. (b).......................       212,065
                                                               -------------

                     CONSTRUCTION MATERIALS--0.2%
           12,300    Simpson Manufacturing, Inc. (b)..........       404,670
                                                               -------------

                     DISTRIBUTION/WHOLESALE--1.0%
           73,900    SCP Pool Corp. (b).......................     2,157,880
                                                               -------------

                     DRUGS & HEALTH CARE--13.6%
           53,200    Abgenix, Inc. (c)........................       392,084
           61,950    Accredo Health, Inc. (b).................     2,183,737
           33,000    AdvancePCS...............................       732,930
           36,100    Alkermes, Inc............................       226,347
           24,800    AMN Healthcare Services, Inc.............       419,368

                See accompanying notes to financial statements.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                  (NOTE 1A)
     ------------------------------------------------------------------------

                DRUGS & HEALTH CARE--(CONTINUED)
         18,600 Amsurg Corp................................. $     379,998
         24,600 Biovail Corp (c)............................       649,686
         46,500 Caremark Rx, Inc. (b).......................       755,625
         64,100 Celgene Corp. (c)...........................     1,376,227
         18,073 Cephalon, Inc. (b)..........................       879,577
         24,900 Community Health Systems, Inc. (b)..........       512,691
         32,700 Coventry Health Care, Inc. (b)..............       949,281
         25,500 D&K Healthcare Resources, Inc...............       261,145
         37,800 DaVita, Inc. (b)............................       932,526
         84,000 Deltagen, Inc. (c)..........................        40,320
         33,700 Eon Laboratories, Inc.......................       637,267
         16,500 Gilead Sciences, Inc. (b)...................       561,000
         41,600 Human Genome Sciences, Inc. (b).............       366,496
         39,000 ICOS Corp...................................       912,990
         38,750 KV Pharmaceutical Co. (b)...................       899,000
         43,100 LifePoint Hospitals, Inc. (b)...............     1,290,026
         43,200 Manor Care, Inc. (b)........................       803,952
         34,200 Medarex, Inc................................       135,090
         30,700 Medicis Pharmaceutical Corp. (b)............     1,524,869
         30,900 NPS Pharmaceuticals, Inc. (b)...............       777,753
         28,900 Neurocrine Biosciences, Inc. (b)............     1,319,574
         86,000 Noven Pharmaceuticals, Inc. (b).............       793,780
         59,200 Omnicare, Inc...............................     1,410,736
          4,200 OSI Pharmaceuticals, Inc....................        68,880
         29,500 Pharmaceutical Product Development, Inc. (b)       863,465
         16,600 Renal Care Group, Inc. (b)..................       525,224
          4,100 Scios, Inc. (b).............................       133,578
         41,100 SICOR, Inc. (b).............................       651,435
         14,500 Taro Pharmaceutical Industries, Ltd. (b)....       545,200
         20,600 Triad Hospitals, Inc. (b)...................       614,498
         80,700 Triangle Pharmaceuticals, Inc. (b)..........       479,358
         11,000 Trimeris, Inc. (b) (c)......................       473,990
         33,300 Unilab Corp.................................       609,390
         62,600 United Surgical Partners....................       977,875
         13,670 Vertex Pharmaceuticals, Inc. (b)............       216,670
         25,700 WellChoice, Inc. (b)........................       615,515
                                                             -------------
                                                                28,899,153
                                                             -------------

                ELECTRICAL EQUIPMENT--0.3%
         37,866 MKS Instruments, Inc. (b)...................       622,138
                                                             -------------

                ELECTRONICS--3.4%
         27,600 Coherent, Inc. (b)..........................       550,620
         28,900 Dionex Corp. (b)............................       858,619
         14,700 Flir Systems, Inc. (b)......................       717,360
         29,300 Gentex Corp. (b)............................       927,052
         14,600 Harman International Industries, Inc........       868,700
         32,200 Kemet Corp. (b).............................       281,428
         16,600 Mettler-Toledo International, Inc. (b)......       532,196
         32,900 SBS Technologies, Inc. (b)..................       301,364
         48,500 Technitrol, Inc. (b)........................       782,790
         47,400 Varian, Inc. (b)............................     1,359,906
                                                             -------------
                                                                 7,180,035
                                                             -------------

                                                               VALUE
         SHARES                                              (NOTE 1A)
       -----------------------------------------------------------------

                  FINANCIAL SERVICES--1.4%
           24,900 Affiliated Managers Group, Inc. (b) (c). $   1,252,470
           28,100 Eaton Vance Corp........................       793,825
           50,400 Waddell & Reed Financial, Inc. (Class A)       991,368
                                                           -------------
                                                               3,037,663
                                                           -------------

                  FOOD & BEVERAGES--2.3%
            4,100 American Italian Pasta Co. (b) (c)......       147,518
           25,000 Boston Beer, Inc........................       357,500
            4,100 Constellation Brands, Inc. (b)..........        97,211
           27,100 Horizon Organic Holding Corp. (b).......       438,749
           33,400 Performance Food Group Co. (b)..........     1,134,231
           23,000 Tootsie Roll Industries, Inc............       705,640
           41,700 United Natural Foods, Inc. (b)..........     1,057,095
           17,400 Whole Foods Market, Inc. (b)............       917,502
                                                           -------------
                                                               4,855,446
                                                           -------------

                  GAS & OIL--6.6%
           32,800 Cabot Oil & Gas Corp. (b)...............       812,784
           33,200 Cal Dive International, Inc. (b)........       780,200
            5,400 Cooper Cameron Corp. (b)................       269,028
           45,600 Core Laboratories N.V. (ADR)............       517,560
           12,400 FMC Technologies, Inc...................       253,332
          148,000 Global Industries, Inc. (b).............       617,160
          272,400 Grey Wolf, Inc. (b).....................     1,086,876
           16,500 Key Energy Services, Inc. (b)...........       148,005
           25,200 Lone Star Technologies, Inc. (b)........       375,228
           29,200 National-Oilwell, Inc. (b)..............       637,728
           49,900 Oil States International, Inc. (b)......       643,710
           60,000 Patterson-UTI Energy, Inc...............     1,810,200
           59,700 Pride International, Inc................       889,530
           31,300 Spinnaker Exploration Co. (b)...........       690,165
           32,500 Stone Energy Corp. (b)..................     1,084,200
           46,000 Tom Brown, Inc. (b).....................     1,154,600
           57,100 Unit Corp. (b)..........................     1,059,205
           42,500 XTO Energy, Inc.........................     1,049,750
                                                           -------------
                                                              13,879,261
                                                           -------------

                  HEALTH CARE--PRODUCTS--4.8%
           35,400 Apogent Technologies, Inc...............       736,320
           16,800 Conceptus, Inc. (b).....................       201,264
            8,400 Cyberonics, Inc. (b)....................       154,560
           98,600 Cytyc Corp. (b).........................     1,005,720
           25,050 DENTSPLY International, Inc.............       931,860
            6,200 Henry Schein, Inc. (b)..................       279,000
           39,100 ICU Medical, Inc. (b)...................     1,458,430
           10,400 IDEXX Laboratories, Inc. (b)............       346,320
           14,300 INAMED Corp. (b)........................       440,440
            6,300 Mentor Corp.............................       242,550
           29,000 Patterson Dental Co.....................     1,268,460
           42,100 Respironics, Inc. (b)...................     1,281,145
           33,400 Steris Corp. (b)........................       809,950
           32,800 Techne Corp. (b) (c)....................       937,030
                                                           -------------
                                                              10,093,049
                                                           -------------

                See accompanying notes to financial statements.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
         SHARES                                                 (NOTE 1A)
       --------------------------------------------------------------------

                     HOME BUILDERS--0.3%
           23,284    D.R. Horton, Inc........................ $     403,977
            4,100    KB Home.................................       175,685
            4,200    Standard-Pacific Corp...................       103,950
                                                              -------------
                                                                    683,612
                                                              -------------

                     HOTELS & RESTAURANTS--2.7%
            8,300    AFC Enterprises, Inc. (b)...............       174,383
           40,700    CEC Entertainment, Inc. (b).............     1,249,490
           10,400    Mandalay Resort Group (b)...............       318,344
           39,400    P.F. Chang's China Bistro, Inc. (b).....     1,430,220
           12,500    Panera Bread Co. (b)....................       435,125
           34,050    Rare Hospitality International, Inc. (b)       940,461
           37,700    Ruby Tuesday, Inc.......................       651,833
           26,650    Sonic Corp. (b).........................       546,059
                                                              -------------
                                                                  5,745,915
                                                              -------------

                     HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.9%
            8,300    Ethan Allen Interiors, Inc..............       285,271
           28,800    La-Z-Boy, Inc...........................       690,624
           45,500    Toll Brothers, Inc. (b) (c).............       919,100
                                                              -------------
                                                                  1,894,995
                                                              -------------

                     HOUSEHOLD PRODUCTS--0.2%
           21,900    Fossil, Inc. (b)........................       445,446
                                                              -------------

                     INDUSTRIAL MACHINERY--0.3%
           34,200    Cognex Corp.............................       630,306
                                                              -------------

                     INSURANCE--3.0%
           22,800    Arthur J. Gallagher & Co................       669,864
           23,200    Brown & Brown, Inc. (b).................       749,824
           72,000    Max Re Capital, Ltd.....................       793,440
            5,270    Radian Group, Inc.......................       195,780
           16,500    RenaissanceRe Holdings, Ltd.............       653,400
           28,600    Stancorp Financial Group, Inc...........     1,397,110
           12,600    The PMI Group, Inc......................       378,504
           41,400    Triad Guaranty, Inc. (b)................     1,526,004
                                                              -------------
                                                                  6,363,926
                                                              -------------

                     INTERNET--2.9%
           33,325    Avocent Corp. (b).......................       740,482
          115,700    CNET Networks, Inc. (b).................       313,547
          118,600    Digital Insight Corp. (b)...............     1,030,634
          166,000    Earthlink, Inc. (b).....................       904,700
           33,300    IndyMac Bancorp, Inc. (b)...............       615,717
           20,900    Liberate Technologies (b)...............        29,887
           12,500    Macromedia, Inc. (b)....................       133,125
           66,300    MatrixOne, Inc. (b).....................       285,090
           31,500    Network Associates, Inc. (b)............       506,835
           16,600    Symantec Corp. (b)......................       672,466
           43,000    Websense, Inc. (b)......................       918,523
                                                              -------------
                                                                  6,151,006
                                                              -------------

                                                                  VALUE
          SHARES                                                (NOTE 1A)
        -------------------------------------------------------------------

                      INVESTMENT BROKERAGE--0.9%
            37,800    Investment Technology Group, Inc. (b).. $     845,208
            23,366    Legg Mason, Inc........................     1,134,186
                                                              -------------
                                                                  1,979,394
                                                              -------------

                      IRON & STEEL--0.2%
            39,000    Steel Dynamics, Inc. (b)...............       469,170
                                                              -------------

                      LEISURE--1.4%
            16,500    Argosy Gaming Corp. (b)................       312,345
            16,600    International Speedway Corp. (Class A).       619,014
           121,500    Macrovision Corp. (b)..................     1,948,860
            16,700    Zomax, Inc. (b)........................        70,975
                                                              -------------
                                                                  2,951,194
                                                              -------------

                      MEDIA--3.4%
             6,300    4Kids Entertainment, Inc. (b)..........       139,104
            41,800    Cox Radio, Inc.........................       953,458
            42,100    Emmis Communications Corp. (b).........       876,943
             5,800    Entercom Communications Corp. (b)......       272,136
            37,000    Insight Communications, Inc. (b).......       458,060
            77,400    Radio One, Inc. (Class D) (b)..........     1,116,882
            48,700    Regent Communications, Inc. (b)........       287,817
            38,400    Scholastic Corp. (b)...................     1,380,480
            48,100    Spanish Broadcasting Systems, Inc. (b).       346,320
            33,300    Westwood One, Inc. (b).................     1,244,088
                                                              -------------
                                                                  7,075,288
                                                              -------------

                      METALS--0.4%
            62,400    Maverick Tube Corp. (b)................       813,072
                                                              -------------

                      MINING--0.1%
            14,700    Shaw Group, Inc. (b)...................       241,815
                                                              -------------

                      REAL ESTATE--0.4%
            18,600    Rental-A-Center, Inc. (b)..............       929,070
                                                              -------------

                      RETAIL--6.6%
            24,800    A.C. Moore Arts & Crafts, Inc..........       315,208
            12,400    American Eagle Outfitters, Inc. (b) (c)       170,872
            19,800    Ann Taylor Stores Corp. (b)............       404,316
            45,500    Casey's General Stores, Inc............       555,555
            16,700    Christopher & Banks Corp. (b)..........       346,525
            70,200    Copart, Inc. (b).......................       831,168
            42,050    Cost Plus, Inc. (b)....................     1,205,574
            20,050    Dollar Tree Stores, Inc. (b)...........       492,629
             8,200    Duane Reade, Inc. (b) (c)..............       139,400
            13,600    Family Dollar Stores, Inc. (b).........       424,456
            12,500    Fred's, Inc............................       321,250
            42,400    Group 1 Automotive, Inc. (b)...........     1,012,512
            83,336    Insight Enterprises, Inc. (b)..........       692,522
            16,600    Michaels Stores, Inc. (b)..............       519,580
            49,900    O'Reilly Automotive, Inc. (b)..........     1,261,971
            27,638    Pacific Sunwear of California (b)......       488,907

                See accompanying notes to financial statements.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
      SHARES                                                       (NOTE 1A)
    -----------------------------------------------------------------------------

                  RETAIL--(CONTINUED)
        36,900    Pier 1 Imports, Inc........................... $     698,517
        10,400    Ross Stores, Inc..............................       440,856
        12,400    Sonic Automotive, Inc. (b)....................       184,388
         8,300    The Talbots, Inc..............................       228,499
        87,600    Too, Inc. (b).................................     2,060,352
        63,900    Tweeter Home Entertainment Group, Inc. (b) (c)       369,342
        12,400    Ultimate Electronics, Inc. (b)................       125,860
        25,000    Williams-Sonoma, Inc. (b).....................       678,750
                                                                 -------------
                                                                    13,969,009
                                                                 -------------

                  SEMICONDUCTORS--5.0%
        61,000    ATMI, Inc. (b)................................     1,129,720
        29,900    Cohu, Inc.....................................       439,530
        47,300    Cymer, Inc. (b)...............................     1,525,425
        82,000    Entegris, Inc. (b)............................       844,600
        34,600    Exar Corp. (b)................................       429,040
        66,900    Integrated Silicon Solution, Inc. (b).........       291,684
        76,864    Intersil Corp. (Class A) (b)..................     1,071,484
        55,000    Kopin Corp. (b)...............................       215,600
        60,600    Lattice Semiconductor Corp. (b)...............       531,462
        46,300    Micrel, Inc. (b)..............................       415,774
         7,350    Microchip Technology, Inc. (b)................       179,707
       520,400    Oak Technology, Inc. (b)......................     1,379,060
        52,400    Pericom Semiconductor Corp. (b)...............       435,444
        18,700    Rudolph Technologies, Inc. (b)................       358,292
        53,600    Semtech Corp. (b).............................       585,312
        50,000    Skyworks Solutions, Inc.......................       431,000
        62,920    TriQuint Semiconductor, Inc. (b)..............       266,781
                                                                 -------------
                                                                    10,529,915
                                                                 -------------

                  SOFTWARE--5.7%
        35,700    Activision, Inc. (b)..........................       520,863
       111,900    Actuate Corp. (b).............................       198,063
        29,800    Affiliated Computer Services, Inc. (b)........     1,568,970
        37,300    August Technology Corp. (b)...................       188,738
        33,250    Barra, Inc. (b)...............................     1,008,473
        90,900    Borland Software Corp. (b)....................     1,118,070
        16,500    Cerner Corp. (b)..............................       515,790
        25,100    Computer Programs and Systems, Inc. (b).......       621,476
        31,600    Concord Communications, Inc. (b)..............       284,084

                                                                VALUE
         SHARES                                               (NOTE 1A)
       ------------------------------------------------------------------

                  SOFTWARE--(CONTINUED)
           47,875 Hyperion Solutions Corp. (b)............. $   1,228,951
           48,400 Informatica Corp. (b)....................       278,784
           39,900 Inter-Tel, Inc...........................       834,309
           28,700 InterCept, Inc. (b)......................       485,920
            4,100 Mercury Interactive Corp. (b)............       121,565
           27,574 National Instruments Corp. (b)...........       895,879
           60,450 Netegrity, Inc. (b)......................       196,644
           91,100 Packeteer, Inc. (b)......................       624,946
            7,200 SeaChange International, Inc. (b)........        44,280
           82,100 Serena Software, Inc. (b)................     1,296,359
           32,800 SkillSoft, Plc. (ADR) (b)................        90,200
                                                            -------------
                                                               12,122,364
                                                            -------------

                  TELECOMMUNICATIONS--2.0%
          126,000 Aeroflex, Inc. (b).......................       869,400
           39,600 Anaren Microwave, Inc. (b)...............       348,480
           12,300 Newport Corp.............................       154,488
           72,900 Plantronics, Inc. (b)....................     1,102,977
          117,893 Polycom, Inc. (b)........................     1,122,341
           82,500 Powerwave Technologies, Inc. (b).........       445,500
          281,238 Proxim Corp..............................       244,677
                                                            -------------
                                                                4,287,863
                                                            -------------

                  TOYS & AMUSEMENTS--0.5%
           84,300 JAKKS Pacific, Inc. (b)..................     1,135,521
                                                            -------------

                  TRANSPORTATION--0.9%
            8,200 C.H. Robinson Worldwide, Inc.............       255,840
           45,700 Covenant Transport, Inc. (b).............       866,472
           20,700 Expeditors International Washington, Inc.       675,855
                                                            -------------
                                                                1,798,167
                                                            -------------

                  TRUCKING & FREIGHT FORWARDING--1.2%
           58,200 Forward Air Corp. (b)....................     1,129,661
           56,800 UTI Worldwide, Inc.......................     1,491,000
                                                            -------------
                                                                2,620,661
                                                            -------------
                  Total Common Stocks
                   (Identified Cost $249,708,510)..........   211,133,623
                                                            -------------

                See accompanying notes to financial statements.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENT--0.7%


                                                             VALUE
          SHARES                                           (NOTE 1A)
         -------------------------------------------------------------

                   MONEY MARKET FUND--0.7%
         1,441,818 T. Rowe Price Reserve Investment Fund    1,441,818
                                                         ------------
                   Total Short Term Investment
                    (Identified Cost $1,441,817)........    1,441,818
                                                         ------------
                   Total Investments--100.2%
                    (Identified Cost $251,150,327) (a)..  212,575,441
                   Other assets less liabilities........     (353,001)
                                                         ------------
                   TOTAL NET ASSETS--100%............... $212,222,440
                                                         ============

(a)Federal Tax Information:

   At December 31, 2002 the net unrealized depreciation on investments based on cost of $252,298,675 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 26,524,887
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (66,248,121)
                                                               ------------
   Net unrealized depreciation................................ $(39,723,234)
                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was held on loan. As of December 31, 2002, the market value of securities loaned was $17,351,851 with cash collateral backing valued at $18,021,128.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

 ASSETS
  Investments at value..............................             $212,575,441
  Receivable for:
    Securities sold.................................                  528,362
    Fund shares sold................................                   19,365
    Dividends and interest..........................                   22,245
    Collateral on securities loaned.................               18,021,128
                                                                 ------------
     Total Assets...................................              231,166,541
 LIABILITIES
  Payable for:
    Fund shares redeemed............................ $    90,341
    Securities purchased............................     698,771
    Due to custodian bank...........................         722
    Return of collateral for securities loaned......  18,021,128
  Accrued expenses:
    Management fees.................................      96,357
    Service and distribution fees...................         221
    Directors fees..................................       1,331
    Other expenses..................................      35,230
                                                     -----------
     Total Liabilities..............................               18,944,101
                                                                 ------------
 NET ASSETS.........................................             $212,222,440
                                                                 ============
  Net assets consist of:
    Capital paid in.................................             $313,742,956
    Accumulated net realized gains (losses).........              (62,945,630)
    Unrealized appreciation (depreciation) on
     investments....................................              (38,574,886)
                                                                 ------------
 NET ASSETS.........................................             $212,222,440
                                                                 ============
 Computation of offering price:
 CLASS A
 Net asset value and redemption price per share
  ($210,410,428 divided by 24,167,298 shares of
  beneficial interest)..............................             $       8.71
                                                                 ============
 CLASS B
 Net asset value and redemption price per share
  ($2,808 divided by 327 shares of beneficial
  interest).........................................             $       8.59
                                                                 ============
 CLASS E
 Net asset value and redemption price per share
  ($1,809,204 divided by 209,479 shares of
  beneficial interest)..............................             $       8.64
                                                                 ============
 Identified cost of investments.....................             $251,150,327
                                                                 ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

 INVESTMENT INCOME
  Dividends........................................            $    341,614 (a)
  Interest.........................................                 227,409 (b)
                                                               ------------
                                                                    569,023
 EXPENSES
  Management fees.................................. $1,294,717
  Service and distribution fees--Class E...........      1,063
  Directors fees and expenses......................     12,639
  Custodian........................................    124,688
  Audit and tax services...........................     18,325
  Legal............................................      6,842
  Printing.........................................     58,740
  Insurance........................................      3,652
  Miscellaneous....................................      7,604
                                                    ----------
  Total expenses...................................               1,528,270
                                                               ------------
 NET INVESTMENT INCOME (LOSS)......................                (959,247)
                                                               ------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
  Investments--net.................................             (35,656,414)
 Unrealized appreciation (depreciation) on:
  Investments--net.................................             (44,263,144)
                                                               ------------
 Net gain (loss)...................................             (79,919,558)
                                                               ------------
 NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.......................................            $(80,878,805)
                                                               ============

(a)Net of foreign taxes of $1,027
(b)Includes income on securities loaned of $67,170

                See accompanying notes to financial statements.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          2002          2001
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income (loss)........................ $   (959,247) $ (1,018,156)
 Net realized gain (loss)............................  (35,656,414)  (24,816,650)
 Unrealized appreciation (depreciation)..............  (44,263,144)   (4,799,336)
                                                      ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  (80,878,805)  (30,634,142)
                                                      ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..........................................            0   (25,677,765)
                                                      ------------  ------------
 TOTAL DISTRIBUTIONS.................................            0   (25,677,765)
                                                      ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS................................   (5,597,858)   17,668,253
                                                      ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............  (86,476,663)  (38,643,654)

NET ASSETS
 Beginning of the year...............................  298,699,103   337,342,757
                                                      ------------  ------------
 End of the year..................................... $212,222,440  $298,699,103
                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME (LOSS)
 End of the year..................................... $          0  $          0
                                                      ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2002           DECEMBER 31, 2001
                                                   --------------------------  --------------------------
                                                      SHARES          $           SHARES          $
                                                   -----------  -------------  -----------  -------------
CLASS A
 Sales............................................  32,189,677  $ 322,507,808   22,330,134  $ 261,675,508
 Reinvestments....................................           0              0    2,213,600     25,677,765
 Redemptions...................................... (33,154,170)  (330,084,967) (23,002,837)  (269,685,120)
                                                   -----------  -------------  -----------  -------------
 Net increase (decrease)..........................    (964,493) $  (7,577,159)   1,540,897  $  17,668,153
                                                   ===========  =============  ===========  =============
CLASS B
 Sales............................................         329  $       2,703            0  $           0
 Reinvestments....................................           0              0            0              0
 Redemptions......................................          (2)           (18)           0              0
                                                   -----------  -------------  -----------  -------------
 Net increase (decrease)..........................         327  $       2,685            0  $           0
                                                   ===========  =============  ===========  =============
CLASS E
 Sales............................................     268,302  $   2,526,914            8  $         100
 Reinvestments....................................           0              0            0              0
 Redemptions......................................     (58,831)      (550,298)           0              0
                                                   -----------  -------------  -----------  -------------
 Net increase (decrease)..........................     209,471  $   1,976,616            8  $         100
                                                   ===========  =============  ===========  =============
 Increase (decrease) derived from capital share
   transactions...................................    (754,695) $  (5,597,858)   1,540,905  $  17,668,253
                                                   ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                   CLASS A
                                              ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD......... $  11.89  $  14.30  $  15.73  $  12.29  $  11.88
                                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)................    (0.04)    (0.04)    (0.03)    (0.03)     0.00
 Net realized and unrealized gain (loss) on
   investments...............................    (3.14)    (1.27)    (1.40)     3.47      0.41
                                              --------  --------  --------  --------  --------
 Total from investment operations............    (3.18)    (1.31)    (1.43)     3.44      0.41
                                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net realized capital
   gains.....................................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
 Total distributions.........................     0.00     (1.10)     0.00      0.00      0.00
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD............... $   8.71  $  11.89  $  14.30  $  15.73  $  12.29
                                              ========  ========  ========  ========  ========
TOTAL RETURN (%).............................    (26.7)     (9.0)     (9.1)     28.0       3.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.61      0.61      0.58      0.61      0.67
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --        --      0.58        --        --
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.38)    (0.34)    (0.19)    (0.27)    (0.02)
Portfolio turnover rate (%)..................       44        38        68        68        38
Net assets, end of period (000).............. $210,410  $298,699  $337,343  $269,518  $189,132

                                                       CLASS B                CLASS E
                                                   ---------------- -----------------------
                                                   JULY 30, 2002(A)              MAY 1, 2001(A)
                                                       THROUGH       YEAR ENDED     THROUGH
                                                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                         2002           2002          2001
                                                   ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............      $ 8.67         $11.80        $12.22
                                                        ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).....................       (0.01)         (0.02)         0.00
 Net realized and unrealized gain (loss) on
   investments....................................       (0.07)         (3.14)        (0.42)
                                                        ------         ------        ------
 Total from investment operations.................       (0.08)         (3.16)        (0.42)
                                                        ------         ------        ------
NET ASSET VALUE, END OF PERIOD....................      $ 8.59         $ 8.64        $11.80
                                                        ======         ======        ======
TOTAL RETURN (%)..................................        (0.9)(b)      (26.8)         (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.86 (c)       0.76          0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.63)(c)      (0.53)         0.00 (c)
Portfolio turnover rate (%).......................          44 (c)         44            38 (c)
Net assets, end of period (000)...................      $    3         $1,809        $  0.1

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE MSCI EAFE
 INDEX.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 INTERNATIONAL
 STOCKS

  NET ASSETS
 $132 MILLION

   PORTFOLIO
    MANAGER
    METLIFE
  INVESTMENT
  DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned -16.6% compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/5/, which returned -15.9%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product International Funds/14/ was -16.5% for the same period. Dividend income accounted for 1.58% of this year's total return. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

Most of this year's negative returns occurred during the latter half of the year. The worst performing months were September and July, which posted negative returns of -10.7% and -9.8% respectively. The MSCI EAFE Index outperformed its US domestic counterpart, the S&P 500 Index by over 6% for the year. This was due in large part to the weakening dollar, which makes non-dollar denominated securities more valuable. For the year, the US dollar fell 15.2% versus the Euro, and 9.8% versus the Japanese Yen. Japan and the Euro countries make up more than 54% of the capitalization of the EAFE Index.

PORTFOLIO ACTIVITY
Of the twenty-one countries that comprise the EAFE Index, nineteen had negative returns for the year. The United Kingdom, the largest country weight at 25.3%, decreased 17.8% for the year and accounted for 25.0% of the negative benchmark return for the year. The worst performing country this year was Germany, down approximately 34.0%, accounting for another 15.0% of the negative yearly return. Austria and New Zealand were the only two countries to experience positive returns this year, up 20.0% and 14.5% respectively. However, with their combined weight accounting for less than one half of one percent (0.5%) of the EAFE Index, they had no material impact on the annual Index return.

Vivendi Universal, down 70.5%, Nokia, down 38.3%, and Vodafone Group, down 30.3%, had the largest negative impact to the yearly EAFE return. Centrepulse, up 313.4% had the largest return for the year, but no significant impact on the overall index due to its minimal weighting.

There was a noteworthy change in the benchmark this year. At the end of May, EAFE underwent a rebalance which resulted in a 2.4% weight increase for the United Kingdom and weight decreases for France, Italy, and Germany. A phased implementation was chosen by MSCI as way to minimize turnover during any one period, as well as to minimize the market impact of the transition.

PORTFOLIO OUTLOOK
Factors that could impact EAFE stock prices in the coming year include global interest rates, developments in the Iraq conflict, as well as the war on terrorism, oil prices, continued market volatility, and additional currency fluctuations.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                  % OF TOTAL
                    SECURITY                      NET ASSETS
                    ----------------------------------------
                    *ISHARES MSCI EAFE INDEX FUND    4.7%
                    BP AMOCO, PLC................    2.8
                    VODAFONE GROUP, PLC..........    2.2
                    GLAXOSMITHKLINE, PLC.........    2.1
                    HSBC HOLDINGS, PLC...........    1.9
                    NOVARTIS AG..................    1.8
                    ROYAL DUTCH PETROLEUM CO.....    1.7
                    TOTAL FINA S.A...............    1.6
                    NESTLE S.A...................    1.5
                    NOKIA AB OYJ.................    1.4

 *Please note that this security is an investment fund and not Common Stock.

        A $10,000 INVESTMENT COMPARED TO MSCI EAFE INDEX SINCE 11/9/98


                         [CHART]

            Morgan Stanley EAFE Index Portfolio           MSCI EAFE Index
            -----------------------------------           ---------------
11/9/98                 $10,000                             $10,000
12/98                    10,811                              10,926
12/99                    13,504                              13,873
12/00                    11,548                              11,909
12/01                     9,039                               9,355
12/02                     7,534                               7,863


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                            MSCI
                                MORGAN STANLEY EAFE INDEX   EAFE
                              CLASS A CLASS B(A) CLASS E(B) INDEX
              1 Year           -16.6%   -16.8%     -16.7%   -15.9%
              Since Inception  - 6.6    -19.4      -19.4    - 5.6

--------------------------------------------------------------------------------

 (a) Commenced operations January 2, 2001.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--99.1% OF TOTAL NET ASSETS


                                                           VALUE
            SHARES                                       (NOTE 1A)
           ---------------------------------------------------------

                    AUSTRALIA--4.5%
             19,439 Amcor, Ltd. (c).................... $     92,932
             21,117 AMP Diversified Property Trust.....       31,035
             26,840 AMP, Ltd...........................      168,970
              7,107 Ansell, Ltd........................       30,015
              5,785 Aristocrat Leisure Ltd. (c)........       15,245
             35,391 Australia & New Zealand Bank Group.      345,762
              8,189 Australia Gas & Light Co., Ltd. (c)       48,602
              3,471 Australian Stock Exchange, Ltd.....       22,301
             87,501 BHP Billiton, Ltd..................      500,108
             15,301 BHP Steel, Ltd.....................       27,830
              4,087 BRL Hardy, Ltd.....................       16,225
              9,368 Boral, Ltd. (c)....................       22,947
             20,448 Brambles Industries, Ltd. (c)......       54,117
             45,753 CFS Gandel Retail Trust............       35,296
              8,515 Coca-Cola Amatil, Ltd..............       25,268
              1,086 Cochlear, Ltd......................       23,837
             24,374 Coles Myer, Ltd....................       86,467
             29,615 Commonwealth Bank of Australia.....      450,257
             21,262 Commonwealth Property Office Fund..       14,008
             17,158 Computershare, Ltd.................       17,874
              2,959 CSL, Ltd...........................       35,990
             22,128 CSR, Ltd...........................       78,749
             50,381 David Jones, Ltd. (c)..............       30,639
             35,585 Deutsche Office Trust..............       23,845
             48,606 Foster's Group, Ltd................      123,165
             37,484 Futuris Corp., Ltd.................       27,650
             43,456 General Property Trust.............       72,676
             30,658 Goodman Fielder, Ltd. (c)..........       30,729
             10,826 Harvey Norman Holding NpV (c)......       16,033
             14,082 Iluka Resources....................       36,476
              6,300 James Hardie Industries (c)........       24,230
             11,485 John Fairfax Holdings, Ltd.........       20,824
              3,986 Leighton Holdings, Ltd. (c)........       22,827
              8,875 Lend Lease Corp....................       48,576
              4,084 Macquarie Bank, Ltd. (c)...........       54,273
             38,747 Macquarie Infrastructure Group.....       69,819
             13,136 Mayne Nickless, Ltd................       24,114
             56,686 MIM Holdings, Ltd..................       48,199
             14,609 Mirvac Group.......................       34,057
             36,572 National Australia Bank............      653,848
              5,854 Newcrest Mining, Ltd. (b)..........       23,734
             34,654 News Corp., Ltd....................      224,016
             45,500 News Corp., Ltd. (PFD).............      244,681
             28,798 Nrma Insurance Group, Ltd..........       44,432
             31,660 OneSteel, Ltd......................       32,090
              7,330 Orica, Ltd.........................       43,339
             15,451 Origin Energy, Ltd.................       32,279
              9,974 PaperlinX, Ltd. (b)................       28,587
              3,373 Patrick Corp., Ltd. (c)............       24,881
             27,866 Principal Office Fund..............       23,537
              4,079 Publishing & Broadcasting, Ltd.....       19,868
             13,224 QBE Insurance Group, Ltd. (c)......       60,688
              7,360 Rio Tinto, Ltd.....................      140,703
             13,537 Santos, Ltd........................       45,888
              5,708 Sonic Healthcare, Ltd..............       21,021
             29,837 Sons of Gwalia, Ltd................       43,515

                                                                 VALUE
       SHARES                                                  (NOTE 1A)
      --------------------------------------------------------------------

               AUSTRALIA--(CONTINUED)
        14,124 Southcorp, Ltd................................ $     36,585
        19,275 Stockland Trust Group.........................       52,315
        10,809 Suncorp-Metway, Ltd. (c)......................       67,865
        12,724 TAB, Ltd......................................       21,710
         7,705 Tab Corp. Holdings, Ltd.......................       46,207
        51,701 Telstra Corp..................................      128,387
         8,180 Transurban Group..............................       18,517
         8,800 Wesfarmers, Ltd...............................      131,810
         8,692 Westfield Holdings............................       65,830
        40,578 Westfield Trust...............................       79,287
        41,640 Westpac Banking Corp..........................      322,402
        26,287 WMC Resources, Ltd............................       62,465
        26,287 WMC, Ltd......................................       72,531
         9,602 Woodside Petroleum............................       66,937
        24,800 Woolworths, Ltd...............................      159,199
                                                              ------------
                                                                 5,891,121
                                                              ------------

               AUSTRIA--0.1%
           100 Boehler-Uddeholm AG...........................        4,631
           469 Erste Bank der oesterreichischen Sparkassen AG       31,571
           200 Flughafen Wien AG.............................        6,716
             1 Lenzing AG....................................           94
           300 Mayr-Melnhof Karton AG........................       22,194
           448 OMV Handels AG................................       43,992
           308 Oesterreichischt Elektrizitaetswirtschafts AG.       26,224
         2,600 Telekom Austria AG (c)........................       26,328
           100 VA Technologie AG.............................        1,626
                                                              ------------
                                                                   163,376
                                                              ------------

               BELGIUM--1.0%
         2,312 Agfa Gevaert NV...............................       51,554
           375 Barco NV......................................       19,655
           310 Bekaert S.A...................................       14,037
           441 Colruyt NV....................................       24,295
           534 Compagnie Maritime Belge S.A..................       28,746
         1,347 Delhaize Group (c)............................       25,047
        15,169 Dexia.........................................      188,304
           710 Electrabel S.A................................      172,475
        22,933 Fortis........................................      404,285
         1,609 GPE Bruxelles Lam.............................       65,864
         3,258 Interbrew.....................................       76,922
         1,848 KBC Bankverzekerin NpV........................       58,932
           525 Omega Pharma S.A..............................       15,051
           175 S.A. D'Ieteren NV.............................       23,689
           868 Solvay S.A....................................       59,841
         2,054 UCB S.A.......................................       64,660
           533 Umicore (c)...................................       23,004
                                                              ------------
                                                                 1,316,361
                                                              ------------

               BERMUDA--0.1%
        16,000 Esprit Holdings, Ltd..........................       26,877
        30,000 Johnson Electric Holdings, Ltd................       33,084
        24,000 South China Morning Post......................       10,002
                                                              ------------
                                                                    69,963
                                                              ------------

                See accompanying notes to financial statements.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
            SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                     CAYMAN ISLAND--0.0%
              13,000 ASM Pacific Technology, Ltd........ $     25,672
                                                         ------------

                     DENMARK--0.7%
                 400 Bang & Olufsen A/S.................        8,081
                 400 Carlsberg A/S (Class B) (c)........       17,603
                 300 Coloplast A/S (c)..................       21,827
                   4 Dampskibsselskabe Svendborg A/S (c)       40,688
                   6 Dampskibsselskabet Torm A/S (c)....       42,129
               1,400 Danisco A/S........................       47,568
              13,000 Danske Bank A/S....................      214,881
                 700 FLS Industries A/S (Series B)......        5,588
               7,800 GN Store Nord A/S (c)..............       22,811
               1,600 Group 4 Falck A/S (c)..............       33,793
               1,700 H. Lundbeck A/S....................       45,152
                 900 ISS A/S (b)........................       32,423
                 400 Kobenhavns Lufthavne A/S...........       28,820
                 500 NKT Holding........................        5,227
               6,400 Novo Nordisk A/S...................      184,902
               1,500 Novozymes A/S (Series B)...........       31,363
               3,400 Tele Danmark A/S...................       82,618
               1,000 Topdanmark A/S.....................       28,962
               2,000 Vestas Wind Systems A/S (c)........       19,920
               1,100 William Demant Holding A/S (c).....       23,699
                                                         ------------
                                                              938,055
                                                         ------------

                     FINLAND--1.9%
                 600 Amer Group, Ltd....................       21,973
                   1 Finnlines Oyj......................           22
               8,200 Fortum Oyj.........................       53,779
               1,400 Instrumentarium Oyj (Class B) (c)..       56,089
               1,000 Kesko..............................       12,697
                 900 Kone Corp..........................       27,019
               1,400 Metra Oyj AB (Class B).............       17,658
               3,400 Metso Oyj..........................       36,748
             112,250 Nokia AB Oyj.......................    1,784,498
               2,200 Outokumpu Oyj......................       19,161
               1,900 Pohjola Yhtyma Oyj.................       29,647
               1,600 Rautaruukki Oyj....................        5,776
               6,200 Sampo..............................       47,168
              16,100 Stora Enso Oyj.....................      169,789
               1,400 Tietoenator Oyj....................       19,098
               5,800 UPM-Kymmene Oyj....................      186,237
                 500 Uponor Oyj.........................       10,221
                                                         ------------
                                                            2,497,580
                                                         ------------

                     FRANCE--8.7%
               4,466 Accor S.A..........................      135,248
               2,376 Air Liquide S.A....................      313,400
              26,039 Alcatel S.A. (c)...................      114,214
               5,992 Alstom.............................       29,866
               5,125 Altran Technologies S.A............       24,577
               8,118 Arcelor NPV (c)....................       99,838
               1,140 Atos Origin (c)....................       27,753

                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

               FRANCE--(CONTINUED)
         1,664 Autoroutes du Sud de la France............... $     40,213
        15,985 Aventis S.A..................................      868,879
        32,802 AXA..........................................      440,238
        18,867 BNP Paribas S.A..............................      768,754
         4,062 Bouygues S.A. (b)............................      113,466
         1,259 Business Objects S.A. (c)....................       18,535
         2,097 Cap Gemini S.A. (c)..........................       47,926
        12,607 Carrefour S.A................................      561,309
           577 Casino Guichard-Perrachon S.A. (c)...........       42,837
         1,421 Club Mediterranee S.A. (c)...................       34,147
         7,257 Compagnie de Saint-Gobain S.A................      212,918
           824 Dassault Systemes S.A. (c)...................       17,760
         2,062 Essilor International S.A....................       84,927
         5,827 European Aeronautic Defense & Space Co. (c)..       60,228
         9,546 France Telecom S.A...........................      167,084
         3,009 Groupe Danone................................      404,788
           185 Imerys S.A...................................       23,373
         7,990 L'Oreal S.A..................................      608,277
         5,141 LVMH Moet Hennessy Louis Vuitton S.A. (b) (c)      211,201
         3,076 Lafarge S.A..................................      231,754
         3,446 Lagardere S.C.A..............................      139,977
         2,825 Michelin (Class B)...........................       97,410
         1,378 Pechiney International NV....................       48,354
           961 Pernod Ricard NPV (c)........................       93,077
         3,675 Peugoet S.A..................................      149,857
         1,591 Pinault-Printemps-Redoute S.A................      117,032
         2,232 Publicis S.A. (c)............................       47,311
         3,704 Renault S.A..................................      174,049
           368 Sagem S.A....................................       24,907
         9,518 Sanofi-Synthelabo S.A........................      581,780
         4,827 Schneider Electric S.A.......................      228,389
         1,420 Soc Air France...............................       13,768
           953 Societe BIC S.A..............................       32,851
         7,102 Society General de France S.A................      413,610
         1,799 Sodexho Alliance.............................       41,531
        13,542 ST Microelectronics..........................      265,446
        19,321 Suez.........................................      335,338
           412 Technip-Coflexip S.A. (c)....................       29,485
         3,552 Television Francaise S.A.....................       94,896
         1,381 Thompson CSF.................................       36,562
         3,176 Thomson S.A. (c).............................       54,190
        15,077 Total Fina S.A...............................    2,153,229
           870 Unibail S.A..................................       61,896
         1,634 Valeo S.A....................................       51,267
         1,599 Vinci S.A....................................       90,103
        21,866 Vivendi Universal S.A. (c)...................      353,122
           700 Zodiac.......................................       14,243
                                                             ------------
                                                               11,447,190
                                                             ------------

               GERMANY--5.5%
         1,018 Adidas-Salomon AG............................       87,915
         4,408 Allianz AG...................................      419,302
         1,450 Altana AG....................................       66,187
        12,896 BASF AG......................................      488,246
        16,400 Bayer AG.....................................      351,928
         8,016 Bayerishe Hypo-und Vereinsbank AG............      128,024

                See accompanying notes to financial statements.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

               GERMANY--(CONTINUED)
           600 Beiersdorf AG................................ $     66,801
             1 Bilfinger & Berger Bau AG....................           15
           660 Buderus AG (c)...............................       15,237
         2,850 Continental AG...............................       44,560
        20,157 DaimlerChrysler AG...........................      620,799
        13,223 Deutsche Bank AG (c).........................      609,132
         1,453 Deutsche Boerse AG...........................       58,182
         9,206 Deutsche Post AG.............................       96,603
        49,579 Deutsche Telekom AG..........................      637,310
           600 Douglas Holdings AG..........................       10,596
        13,903 EON AG.......................................      560,947
         1,250 Epcos AG.....................................       12,946
           700 Fresenius Medical Care AG (c)................       28,985
         1,800 Fresenius Medical Care AG (PFD) (c)..........       54,115
           550 GEHE AG (c)..................................       21,412
           782 Heidelberger Zement AG (c)...................       29,131
         1,200 Henkel KGAA (PFD)............................       76,245
             1 Hochtief AG..................................           13
         7,200 Infineon Technologies AG (c).................       52,811
           850 Karstadt Quelle AG (c).......................       14,717
         1,850 Linde AG.....................................       67,945
         3,950 Lufthansa AG.................................       36,392
         2,850 MAN AG (c)...................................       39,327
         3,500 Marschollek Lauten AG (c)....................       34,523
           950 Merck KGAA (c)...............................       25,321
         3,447 Metro AG (c).................................       82,289
         2,510 Muenchener Ruckverssicherungs AG.............      300,259
           186 Porsche AG (PFD) (c).........................       77,290
         2,650 Preussag AG..................................       44,937
         3,000 ProSieben Media AG (PFD) (c).................       20,462
         8,660 RWE AG (c)...................................      224,456
           500 RWE AG (PFD).................................       10,887
         4,829 SAP AG.......................................      382,681
         4,212 Schering AG..................................      183,202
        18,940 Siemens AG (c)...............................      804,919
         7,800 Thyssen Krupp AG (c).........................       87,169
         5,286 Volkswagen AG................................      192,697
         2,487 Volkswagen AG (PFD) (c)......................       65,243
        15,366 WCM Beteil & Grundbe.........................       40,311
           500 Wella AG (PFD)...............................       29,906
                                                             ------------
                                                                7,302,375
                                                             ------------

               GREECE--0.3%
         2,800 Alpha Bank A.E...............................       33,848
           700 Aluminum of Greece S.A.I.C...................       12,943
         5,600 Bank of Piraeus..............................       35,493
         1,600 Coca-Cola Hellenic Bottling Co. S.A..........       22,196
         1,700 Commercial Bank of Greece....................       25,795
         3,100 EFG Eurobank Ergasias........................       36,433
         2,800 Hellenic Petroleum S.A.......................       16,219
         7,200 Hellenic Telecommunications Organization S.A.       79,179
         5,000 Intracom S.A.................................       22,456
         4,100 National Bank of Greece......................       57,995
         3,400 Panafon Hellenic Telecom S.A.................       19,409
         1,600 Public Power Corp............................       22,128
           600 Titan Cement Co..............................       23,018

                                                                   VALUE
      SHARES                                                     (NOTE 1A)
     ----------------------------------------------------------------------

               GREECE--(CONTINUED)
         7,800 Viohalco, Hellenic Copper & Aluminium Industries,
                S.A............................................. $   31,102
                                                                 ----------
                                                                    438,214
                                                                 ----------

               HONG KONG--1.5%
        30,000 Bank of East Asia, Ltd...........................     51,357
        55,000 BOC Hong Kong Holdings, Ltd. (c).................     56,422
        21,000 Cathay Pacific Airways, Ltd......................     28,679
        36,000 Cheung Kong Holdings, Ltd........................    234,279
        12,000 Cheung Kong Infrastructure Holdings, Ltd. (c)....     20,543
        41,500 CLP Holdings, Ltd................................    167,099
        25,000 Hang Lung Properties, Ltd. (c)...................     24,204
        18,100 Hang Seng Bank, Ltd..............................    192,643
        12,000 Henderson Land Development Co. (c)...............     36,084
        87,466 Hong Kong & China Gas Co., Ltd...................    112,720
        33,000 Hong Kong Electric Co., Ltd......................    125,045
        22,000 Hong Kong Exchange & Clearing, Ltd...............     27,647
        50,400 Hutchison Whampoa, Ltd...........................    315,389
        47,000 Hysan Development Co.............................     34,655
        40,000 Li & Fung, Ltd...................................     37,957
        30,000 MTR Corp., Ltd. (c)..............................     31,737
        26,000 New World Development Co.........................     12,919
       205,844 Pacific Century Insurance Holdings, Ltd. (c).....     32,467
        38,000 Shangri-La Asia, Ltd.............................     25,095
        60,000 Sino Land Co. (c)................................     19,235
        31,000 Sun Hung Kai Properties, Ltd.....................    183,256
        22,500 Swire Pacific, Ltd...............................     86,124
         4,000 Television Broadcasts, Ltd.......................     12,618
        25,000 Wharf Holdings, Ltd..............................     47,285
                                                                 ----------
                                                                  1,915,459
                                                                 ----------

               IRELAND--0.7%
        21,117 Allied Irish Banks, Plc..........................    284,964
        23,810 Bank of Ireland..................................    243,602
        12,362 CRH, Plc.........................................    152,421
         6,000 Irish Life & Permanent, Plc......................     64,849
         2,400 Kerry Group, Plc.................................     32,110
        11,200 Ryanair Holdings, Plc............................     78,155
                                                                 ----------
                                                                    856,101
                                                                 ----------

               ITALY--3.7%
         4,900 Acea SpA.........................................     21,698
        88,001 Alitalia SpA.....................................     22,347
         9,600 Alleanza Assicurazioni (c).......................     72,732
         4,300 Arnoldo Mondadori Editore SpA (c)................     26,622
        24,115 Assicuraziono Generali SpA (c)...................    495,976
         2,400 Autogrill SpA (c)................................     18,687
        19,576 Autostrade SpA (c)...............................    194,737
        83,897 Banca Intesa SpA (c).............................    176,954
         9,700 Banca Popolare di Milano SpA.....................     35,320
         5,600 BCA Fideuram SpA (c).............................     26,326
        32,800 BCA Naz del Lavoro...............................     36,312
         2,000 Benetton Group SpA...............................     17,839
         4,600 Bulgari SpA (c)..................................     21,818
        28,691 Capitalia SpA (c)................................     36,670

                See accompanying notes to financial statements.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
            SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                     ITALY--(CONTINUED)
               1,200 e.Biscom (c)....................... $     34,377
              50,159 Enel SpA (c).......................      261,064
              66,211 Eni SpA (c)........................    1,052,592
               1,300 FIAT SpA (b).......................        5,934
               6,120 FIAT SpA (c).......................       49,770
               1,400 FIAT SpA-RNC.......................        6,141
              27,800 FinecoGroup SpA (c)................       12,981
               3,800 Grupo Editoriale L'Espresso SpA (c)       12,401
              19,251 Intesa BCI SpA.....................       31,715
               2,401 Italcementi SpA (c)................       24,187
               4,500 Italgas Societa Italiane (c).......       61,198
               2,800 Luxottica Group (c)................       36,933
              13,960 Mediaset SpA (c)...................      106,350
               9,900 Mediobanca SpA (c).................       81,446
               5,200 Mediolanum (c).....................       26,792
              16,000 Monte Paschi Siena (c).............       37,692
               8,788 Parmalat Finanz (c)................       20,933
              29,000 Pirelli SpA (c)....................       26,779
               7,480 RAS SpA (c)........................       91,049
              20,547 Sao Paolo Imi SpA (c)..............      133,677
             103,600 Seat Pagine Gialle (c).............       70,554
              16,100 Snam Rete Gas SpA..................       54,907
              89,709 Telecom Italia Mobile SpA..........      409,489
              48,529 Telecom Italia SpA (c).............      244,942
              55,977 Telecom Italia SpA-RNC (c).........      424,683
               8,100 Tiscali SpA (c)....................       36,379
              81,097 UniCredito Italiano SpA (c)........      324,225
                                                         ------------
                                                            4,883,228
                                                         ------------

                     JAPAN--19.4%
               1,500 Acom Co., Ltd......................       49,296
               1,000 Aderans Co. (c)....................       22,331
               1,500 Advantest Corp.....................       67,245
                 500 Aeon Credit Service................       18,160
                 850 Aiful Corp.........................       31,946
              12,000 Ajinomoto Co., Inc.................      125,289
               9,000 All Nippon Airways.................       16,609
               4,000 Alps Electric Co. (c)..............       44,156
               4,000 Amada Co...........................       10,921
               2,000 Amano Corp. (c)....................       12,219
               1,000 Aoyama Trading Co..................       14,073
               8,000 Asahi Breweries (c)................       52,448
              26,000 Asahi Chemical Industry Co.........       64,414
              17,000 Asahi Glass Co.....................      104,146
              17,000 Ashikaga Bank (b)..................       19,626
                 700 Autobacs Seven Co..................       14,304
              11,000 Bank of Fukuoka (c)................       44,122
              19,000 Bank of Yokohama (c)...............       75,091
               2,000 Banyu Pharmaceutical Co., Ltd......       18,775
               1,600 Benesse Corp.......................       17,932
              14,000 Bridgestone Corp. (c)..............      173,422
              20,000 Canon, Inc. (c)....................      753,349
               1,000 Capcom Co., Ltd. (c)...............       15,059
               5,000 Casio Computer Co. (c).............       27,850

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
     ----------------------------------------------------------------------

              JAPAN--(CONTINUED)
           21 Central Japan Railway (c)....................... $    130,774
       13,000 Chiba Bank......................................       41,409
       14,800 Chubu Electric Power............................      264,397
        5,000 Chugai Pharmaceutical Co........................       47,611
        6,000 Citizen Watch Co................................       26,746
        2,000 Coca-Cola West Japan Co., Ltd. (c)..............       29,915
        3,000 Credit Saison Co................................       51,192
        1,300 CSK Corp. (c)...................................       27,277
       14,000 Dai-Nippon Printing Co..........................      154,900
        6,000 Daicel Chemical Industries, Ltd.................       16,938
        4,000 Daiei, Inc. (b) (c).............................        4,348
        2,000 Daifuku Co......................................        6,000
        5,000 Daiichi Pharmacy Co.............................       71,754
        4,000 Daikin Industries, Ltd..........................       63,369
        4,000 Daimaru, Inc....................................       11,932
        9,000 Dainippon Ink & Chemicals, Inc..................       14,410
        2,000 Daito Trust.....................................       44,240
       10,000 Daiwa House Industries Co., Ltd.................       56,291
       25,000 Daiwa Securities Group, Inc.....................      111,022
        8,000 Denki Kagaku Kogyo (c)..........................       17,460
       11,300 Denso Corp. (c).................................      185,397
        5,000 Dowa Mining Co. (c).............................       21,067
           76 East Japan Railway, Ltd.........................      377,214
        4,000 Ebara Corp......................................       12,370
        5,600 Eisai Co........................................      125,760
        1,000 FamilyMart Co...................................       19,592
        2,500 Fanuc, Ltd......................................      110,601
        1,000 Fast Retailing Co., Ltd.........................       35,224
       10,000 Fuji Electric Co................................       17,443
        1,000 Fuji Machine Manufacturing Co., Ltd.............        9,438
       10,000 Fuji Photo Film Co..............................      326,114
          400 Fuji Soft ABC, Inc..............................        6,320
            6 Fuji Television Network, Inc....................       24,168
        5,000 Fujikura, Ltd...................................       11,882
        5,000 Fujisawa Pharmaceutical Co......................      114,393
       35,000 Fujitsu, Ltd....................................       99,983
        9,000 Furukawa Electric Co., Ltd. (c).................       18,884
        9,000 Gunma Bank (c)..................................       39,134
        4,000 Hankyu Department Stores, Inc. (c)..............       19,314
        8,000 Hino Motors, Ltd................................       27,437
          700 Hirose Electric Co., Ltd........................       53,442
       67,000 Hitachi, Ltd....................................      256,889
        1,000 Hitachi Software Engineering Co., Ltd. (c)......       22,752
       21,000 Hitachi Zosen Corp. (c).........................        4,424
       26,000 Hokuriku Bank (b) (c)...........................       35,055
       15,000 Honda Motor Co..................................      554,900
        2,000 House Food Corp.................................       18,893
        2,500 Hoya Corp.......................................      175,065
        4,000 Isetan Co., Ltd.................................       27,437
        5,000 Ishihara Sangyo (c).............................        5,140
       28,000 Ishikawajima-Harima Heavy Industries Co. (b) (c)       25,482
        1,000 ITO EN, Ltd.....................................       33,875
        8,000 Ito-Yokado Co...................................      235,948
       26,000 Itochu Corp. (b) (c)............................       56,307
        1,000 Itochu Techno-Science Corp......................       21,193
       10,400 JFE Holding, Inc................................      126,286

                See accompanying notes to financial statements.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
         -------------------------------------------------------------

                  JAPAN--(CONTINUED)
           12,000 Japan Airlines System Corp. (c)........ $     25,584
               17 Japan Tobacco, Inc.....................      113,744
            5,000 JGC Corp...............................       27,977
           14,000 Joyo Bank (c)..........................       38,931
            4,000 JSR Corp...............................       40,179
            5,000 Jusco Co...............................      118,396
           17,000 Kajima Corp. (c).......................       37,962
            3,000 Kaken Pharmaceutical Co., Ltd. (c).....       12,463
            5,000 Kamigumi Co., Ltd......................       24,016
            6,000 Kanebo (b) (c).........................        5,713
            7,000 Kaneka Corp............................       37,457
           15,900 Kansai Electric Power Co., Inc.........      240,235
           13,000 Kao Corp...............................      285,371
            1,000 Katokichi Co...........................       15,000
           24,000 Kawasaki Heavy Industries, Ltd. (b) (c)       19,011
           15,000 Kawasaki Kisen Kaisha, Ltd.............       25,786
            9,000 Keihin Electric Express Railway (c)....       40,954
           11,000 Keio Electric Railway Co., Ltd.........       58,305
              700 Keyence Corp...........................      121,808
            3,000 Kikkoman Corp..........................       20,806
            5,000 Kinden Corp............................       18,455
           34,000 Kinki Nippon Railway Co. (c)...........       73,346
           15,000 Kirin Brewery Co. (c)..................       95,433
            2,000 Kokuyo Co..............................       16,634
           19,000 Komatsu, Ltd...........................       61,962
            1,000 Komori Corp............................       10,171
            2,000 Konami Co. (c).........................       46,178
            6,000 Konica Corp. (c).......................       43,532
           19,000 Kubota Corp............................       51,555
            8,000 Kuraray Co.............................       49,617
            3,000 Kurita Water Industries, Ltd...........       30,210
            3,800 Kyocera Corp...........................      221,269
            3,000 Kyowa Exeo Corp........................        9,480
            8,000 Kyowa Hakko Kogyo (c)..................       33,168
            9,000 Kyushu Electic Power Co., Inc..........      131,659
            1,400 Lawson, Inc............................       33,741
              600 Mabuchi Motor Co.......................       55,212
            3,000 Makita Corp............................       21,741
           22,000 Marubeni Corp. (c).....................       20,207
            6,000 Marui Co...............................       58,751
           53,000 Matsushita Electric Industry Co........      522,541
            8,000 Matsushita Electric Works, Ltd.........       49,482
            3,000 Meiji Dairies Corp.....................        9,455
            5,000 Meiji Seika Kaisha, Ltd................       14,705
            1,200 Meitec Corp............................       29,325
               33 Millea Holdings, Inc...................      237,482
            8,000 Minebea Co.............................       27,842
           37,000 Mitsubishi Chemical Foam Plastic Corp..       73,894
           24,000 Mitsubishi Corp........................      146,625
           37,000 Mitsubishi Electric Corp...............       85,430
           20,000 Mitsubishi Estate Co., Ltd.............      152,355
            7,000 Mitsubishi Gas & Chemical (c)..........        9,733
           68,000 Mitsubishi Heavy Industries, Ltd.......      166,175
            2,000 Mitsubishi Logistic....................        9,758
           20,000 Mitsubishi Material....................       21,909
            9,000 Mitsubishi Rayon.......................       20,553

                                                               VALUE
         SHARES                                              (NOTE 1A)
        ----------------------------------------------------------------

                  JAPAN--(CONTINUED)
               81 Mitsubishi Tokyo Financial Group, Inc.... $    440,254
           27,000 Mitsui & Co..............................      126,047
           11,000 Mitsui Chemicals I (c)...................       49,035
           10,000 Mitsui Engineering & Shipbuilding (b) (c)        7,247
           15,000 Mitsui Fudosan Co........................       97,329
           28,000 Mitsui Marine & Fire Insurance...........      128,828
           12,000 Mitsui Mining Co.........................       27,707
           19,000 Mitsui Osk Lines.........................       39,387
           24,000 Mitsui Trust Holdings (c)................       39,033
            8,000 Mitsukoshi, Ltd. (b) (c).................       16,651
            2,000 Mitsumi Electric.........................       18,219
              124 Mizuho Holdings, Inc.....................      115,985
            2,000 Mori Seiki, Co. (c)......................       10,179
            5,500 Murata Manufactoring Co..................      215,514
            1,100 Namco, Ltd...............................       18,428
           30,000 NEC Corp. (c)............................      112,244
            7,000 NGK Insulators, Ltd......................       38,224
            4,000 NGK Spark Plug Co........................       25,887
            6,000 Nichirei Corp............................       16,837
              800 NIDEC Corp. (c)..........................       49,886
           27,000 Nikko Securities, Ltd....................       91,009
            6,000 Nikon Corp. (c)..........................       45,100
            2,300 Nintendo Co..............................      214,941
            2,000 Nippon COMSYS Corp.......................        6,775
           16,000 Nippon Express Co........................       62,695
            3,000 Nippon Meat Packers, Inc.................       29,957
           11,500 Nippon Mining Holdings, Inc..............       15,408
           32,000 Nippon Mitsubishi Oil Corp...............      145,075
            5,000 Nippon Sheet Glass Co., Ltd..............        8,974
            2,000 Nippon Shokubai Co.......................        8,410
          114,000 Nippon Steel Corp........................      133,530
              126 Nippon Telephone & Telegraph Corp........      457,622
               19 Nippon Unipac Holding....................       82,456
           19,000 Nippon Yusen Kabushiki Kaisha............       64,043
           53,400 Nissan Motor Co., Ltd....................      416,688
            5,000 Nisshin Seifun Group, Inc................       33,286
            2,000 Nissin Food Products Co., Ltd............       44,662
            3,000 Nitto Denko Corp.........................       85,447
           42,000 Nomura Securities Co., Ltd...............      472,133
            2,000 Noritake Co..............................        5,696
           10,000 NSK, Ltd. (c)............................       25,786
           10,000 NTN Corp. (c)............................       34,550
               26 NTT Data Corp. (c).......................       71,863
              415 NTT DoCoMo, Inc..........................      765,863
           12,000 Obayashi Corp............................       26,696
              100 OBIC Co., Ltd............................       17,401
           16,000 Oji Paper Co.............................       68,762
           10,000 Oki Electric Industry Co., Ltd. (c)......       16,179
            5,000 Okumura Corp. (c)........................       16,137
            5,000 Olympus Optical Co.......................       81,486
            5,000 Omron Corp...............................       73,734
            4,000 Onward Kashiyama Co., Ltd................       31,347
              700 Oracle Corp. Japan (c)...................       16,959
            1,200 Oriental Land Co., Ltd...................       72,706
            1,600 Orix Corp................................      103,143
           48,000 Osaka Gas Co.............................      118,513

                See accompanying notes to financial statements.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                   JAPAN--(CONTINUED)
             3,000 Pioneer Electonic Corp............... $     56,248
             2,000 Promise Co...........................       71,290
             3,000 Q.P. Corp............................       23,763
            75,000 Resona Holdings, Inc. (c)............       41,080
            15,000 Ricoh Co., Ltd.......................      246,103
             2,500 Rohm Co..............................      318,320
             4,000 Sanden Corp..........................       13,078
             7,900 Sankyo Co............................       99,124
             1,000 Sanrio Co............................        4,972
            33,000 Sanyo Electric Co....................       85,927
             5,000 Secom Co.............................      171,484
             2,000 Sega Corp. (b) (c)...................       19,719
             2,000 Seino Transportation Co., Ltd........       11,713
            10,000 Sekisui Chemical Co., Ltd............       25,870
            12,000 Sekisui House, Ltd...................       84,941
             9,000 Seven Eleven Japan Co................      274,543
            21,000 Sharp Corp...........................      199,435
             1,000 Shimachu Co..........................       20,224
               500 Shimamura Co.........................       31,853
             1,500 Shimano, Inc. (c)....................       22,752
            12,000 Shimizu Corp.........................       30,033
             8,500 Shin-Etsu Chemical Co................      278,630
             6,000 Shionogi & Co........................       84,840
             7,000 Shiseido Co..........................       91,017
            13,000 Shizuoka Bank........................       83,804
            19,000 Showa Denko K.K......................       24,176
             3,000 Showa Shell Sekiyu (c)...............       20,831
             2,000 Skylark Co. (c)......................       26,527
             1,100 SMC Corp.............................      103,261
             4,000 Snow Brand Milk Products (c).........        5,798
             4,200 Softbank Corp. (c)...................       47,956
            20,700 Sony Corp............................      865,189
             3,000 Stanley Electric Co., Ltd............       33,496
             3,000 Sumitomo Bakelite Co., Ltd...........       12,387
            26,000 Sumitomo Chemical, Ltd...............      102,755
            17,000 Sumitomo Corp........................       73,060
            13,000 Sumitomo Electric Industries, Ltd....       84,242
             2,000 Sumitomo Forestry Co., Ltd...........       11,056
            17,000 Sumitomo Heavy Industry (c)..........        9,455
            47,000 Sumitomo Metal Industries (b)........       17,030
             8,000 Sumitomo Metal Mining................       33,370
                81 Sumitomo Mitsui Financial Group, Inc.      253,232
             4,000 Sumitomo Osaka Cement................        5,258
             7,000 Sumitomo Realty & Development Co. (c)       28,491
            18,000 Sumitomo Trust & Banking Co., Ltd....       72,959
             1,000 Suzuken Co., Ltd.....................       24,100
            16,000 Taiheiyo Cement (c)..................       20,224
            18,000 Taisei Corp. (c).....................       28,668
             4,000 Taisho Pharmaceutical Co.............       58,819
             2,000 Taiyo Yuden Co.......................       21,202
             4,000 Takara Shuzo Co. (c).................       17,426
             5,000 Takashimaya Co. (c)..................       19,592
            19,000 Takeda Chemical Industries, Ltd......      794,135
             1,520 Takefuji Corp........................       87,739
             1,000 Takuma Co............................        5,393
             2,700 TDK Corp.............................      108,755

                                                           VALUE
            SHARES                                       (NOTE 1A)
           ---------------------------------------------------------

                    JAPAN--(CONTINUED)
             14,000 Teijin............................. $     33,505
              5,000 Teikoku Oil Co. (c)................       19,971
              3,700 Terumo Corp........................       51,196
              7,000 The 77 Bank, Ltd. (c)..............       28,668
              2,000 THK Co., Ltd. (c)..................       22,027
              6,000 The Seiyu, Ltd. (b) (c)............       17,544
              5,000 The Suruga Bank, Ltd...............       19,676
             17,000 Tobu Railway Co. (c)...............       45,125
              3,000 Toho Co............................       28,794
             10,100 Tohoku Electric Power, Ltd.........      148,687
              1,000 Tokyo Broadcasting System, Inc.....       12,573
             27,200 Tokyo Electric Power, Ltd..........      516,862
              3,500 Tokyo Electron, Ltd................      158,380
             60,000 Tokyo Gas Co. (c)..................      188,085
             21,000 Tokyu Corp. (c)....................       73,970
              7,000 TonenGeneral Sekiyu K.K. (c).......       46,010
             13,000 Toppan Printing Co.................       97,826
             28,000 Toray Industries, Inc..............       59,459
             65,000 Toshiba Corp.......................      203,758
              7,000 Tosoh Corp.........................       16,870
              5,000 Tostem Corp........................       75,841
              8,000 Toto, Ltd. (c).....................       29,595
              4,000 Toyo Seikan Kaisha, Ltd............       47,695
              2,000 Toyoda Gosei Co., Ltd..............       37,583
              2,900 Toyota Industries (c)..............       43,621
             55,500 Toyota Motor Corp..................    1,491,910
                600 Trans Cosmos, Inc..................        6,133
              2,000 Trend Micro, Inc...................       34,213
             15,000 UBE Industries.....................       15,042
                 65 UFJ Holdings, Inc. (c).............       65,728
              1,100 Uni-Charm Corp.....................       43,659
              2,000 UNY Co.............................       19,567
              2,000 Ushio, Inc.........................       21,909
              3,000 Wacoal Corp........................       23,131
                 21 West Japan Railway Co..............       74,501
                700 World Co. (c)......................       13,449
              3,000 Yakult Honsha Co...................       34,179
              1,200 Yamada Denki Co. (c)...............       25,331
              4,000 Yamaha Corp. (c)...................       36,976
              3,000 Yamaha Motor Co., Ltd. (c).........       24,775
              7,700 Yamanouchi Pharmaceutical Co., Ltd.      223,207
              9,000 Yamato Transport Co................      117,553
              6,000 Yamazaki Baking Co. (c)............       33,623
             16,000 Yasuda Fire & Marine Insurance Co..       93,436
              4,000 Yokogawa Electric Corp. (c)........       24,842
                                                        ------------
                                                          25,620,657
                                                        ------------
                    NETHERLANDS--5.2%
             32,820 ABN AMRO Holdings NV...............      536,566
             30,252 Aegon NV...........................      389,190
              6,763 Akzo Nobel NV......................      214,533
             10,822 ASML Holding NV (b)................       90,394
              2,074 Buhrmann NV........................        9,054
             46,277 Getronics NV (c)...................       28,165
              2,211 Hagemeyer NV.......................       16,009
              4,633 Heineken NV........................      180,852

                See accompanying notes to financial statements.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------
               NETHERLANDS--(CONTINUED)
           667 IHC Caland NV................................ $     35,205
        40,035 ING Bank NV..................................      678,048
         1,995 KLM NV (c)...................................       19,218
        14,977 Koninklijke Ahold NV.........................      190,164
        41,215 Koninklijke KPN NV...........................      268,141
         2,968 Koninklijke Numico NV........................       37,373
        31,108 Koninklijke Philips Electronics NV...........      545,137
         1,571 Koninklijke Vendex KBB NV....................       17,062
         1,706 Oce NV.......................................       18,797
         2,600 Qiagen NV (c)................................       13,232
        14,819 Reed Elsevier NV.............................      181,160
        50,267 Royal Dutch Petroleum Co.....................    2,212,748
         7,928 TNT Post Group NV............................      128,531
        13,510 Unilever NV..................................      830,041
         2,629 Vedior NV....................................       15,007
         4,840 VNU NV.......................................      126,209
         6,352 Wolters Kluwer NV............................      110,646
                                                             ------------
                                                                6,891,482
                                                             ------------
               NEW ZEALAND--0.2%
         9,432 Auckland International Airport, Ltd. (c).....       27,381
        33,200 Carter Holt Harvey, Ltd......................       30,389
        11,800 Contact Energy, Ltd. (c).....................       24,503
         8,500 Fletcher Building, Ltd. (c)..................       14,894
         3,600 Fletcher Challenge Forests, Ltd. (c).........        1,864
        35,433 Telecom Corp. of New Zealand (c).............       83,956
         8,500 Warehouse Group, Ltd. (c)....................       32,544
                                                             ------------
                                                                  215,531
                                                             ------------
               NORWAY--0.5%
         1,300 Bergesen D.Y. ASA............................       24,770
        10,700 Den Norske Bank ASA (c)......................       50,351
         1,200 Frontline, Ltd...............................       10,479
         1,200 Gjensidige NOR ASA (c).......................       39,320
         4,000 Kvaerner ASA (c).............................        2,136
         1,300 Merkantildata ASA (b)........................          976
         3,500 Norsk Hydro ASA..............................      156,869
         1,800 Norske Skogsindustrier ASA...................       25,463
         4,000 Orkla ASA....................................       68,132
         2,400 Schibsted ASA................................       24,943
         1,400 Smedvig ASA..................................        6,669
         8,700 Statoil ASA..................................       73,465
         9,500 Storebrand ASA (c)...........................       35,654
         2,500 Tandberg ASA (c).............................       14,435
        10,700 Telenor ASA..................................       40,929
         3,600 Tomra Systems ASA............................       23,436
                                                             ------------
                                                                  598,027
                                                             ------------
               PORTUGAL--0.3%
        35,427 Banco Comercial Portugues S.A................       84,759
         1,813 Banco Espirito Santo S.A.....................       23,781
        10,399 BPI-SGPS S.A.................................       23,788
         5,538 Brisa-Auto Estradas de Portugal S.A..........       30,683
           961 Cimpor-Cimento de Portugal S.A...............       16,135
        37,160 Electricidade de Portugal S.A................       62,000
         3,052 PT Multimedia-Servicios de Telecomunicacoes &
                Multimedia, SGPS S.A........................       32,090

                                                                     VALUE
   SHARES                                                          (NOTE 1A)
  ----------------------------------------------------------------------------
            PORTUGAL--(CONTINUED)
     21,008 Portugal Telecom S.A................................. $    144,392
     68,785 Sonae SGPS S.A.......................................       28,872
                                                                  ------------
                                                                       446,500
                                                                  ------------
            SINGAPORE--0.8%
     22,000 Capitaland, Ltd......................................       14,079
     52,000 Chartered Semiconductor Manufacturing, Ltd. (c)......       21,285
     12,000 City Developments, Ltd...............................       28,780
      1,950 Creative Technology, Ltd. (c)........................       13,828
      3,000 Cycle & Carriage, Ltd................................        5,881
     23,978 DBS Group Holdings, Inc..............................      152,064
      5,000 Fraser & Neave, Ltd..................................       22,485
      1,119 Haw Par Corp., Ltd...................................        2,103
     16,000 Keppel Corp..........................................       34,131
     15,000 Neptune Orient Lines, Ltd. (b).......................        7,956
      3,000 Overseas Union Enterprise............................       10,118
     21,400 Overseas-Chinese Banking Corp........................      119,059
      8,000 Parkway Holdings, Ltd................................        3,482
     36,000 ST Assembly Test Services, Ltd. (c)..................       23,868
     24,000 SembCorp Industries, Ltd.............................       10,862
     27,000 SembCorp Logistics, Ltd..............................       24,439
     35,000 SembCorp Marine, Ltd.................................       18,262
     11,000 Singapore Airlines, Ltd..............................       64,687
      8,000 Singapore Press Holdings, Ltd........................       83,943
     27,000 Singapore Technologies Engineering...................       25,684
    147,000 Singapore Telecommunications, Ltd....................      105,090
     27,392 United Overseas Bank, Ltd............................      186,349
     11,000 United Overseas Land, Ltd............................       10,210
      6,000 Venture Manufactoring, Ltd...........................       48,082
                                                                  ------------
                                                                     1,036,727
                                                                  ------------

            SPAIN--3.1%
        588 Acciona S.A. (c).....................................       24,218
        980 Acerinox S.A. (c)....................................       35,982
      2,705 Acesa Infraestructuras S.A. (c)......................       30,656
      2,705 Acesa Infraestructuras S.A. (Rights).................        1,561
        600 ACS, Actividades de Construccion & Servicios S.A. (c)       19,297
      6,859 Altadis S.A..........................................      156,472
      3,642 Amadeus Global Travel................................       15,019
     71,763 Banco Bilbao Vizcaya Argentaria S.A. (c).............      686,772
    101,439 Banco Central HispanAmericano S.A....................      696,145
      3,791 Corporacion Mapfre S.A...............................       30,750
     21,272 Endesa S.A. (c)......................................      248,886
        865 Fomento de Construcciones & Contratas S.A. (c).......       19,424
      4,837 Gas Natural SDG S.A. (c).............................       91,717
      2,966 Grupo Dragados S.A...................................       50,420
      1,299 Grupo Ferrovial S.A..................................       32,919
     18,113 Iberdrola S.A. (c)...................................      253,740
     17,900 Iberia Lineas Aereas de Espana S.A...................       26,297
      5,157 Industria de Diseno Textil S.A.......................      121,812
      1,512 Metrovacesa S.A. (c).................................       32,049
      2,091 NH Hoteles S.A.......................................       17,970
      2,565 Promotora de Informaciones S.A. (c)..................       16,715
     21,643 Repsol S.A. (c)......................................      286,158
      2,437 Sociedad General de Aguas de Barcelona, S.A. (c).....       24,550
      3,068 Sol Melia S.A. (c)...................................       12,137

                See accompanying notes to financial statements.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

                SPAIN--(CONTINUED)
          6,990 Telefonica Publicidad e Informacion S.A. (c) $     22,225
        109,146 Telefonica S.A. (b).........................      976,954
          3,300 TelePizza S.A. (c)..........................        2,597
          8,309 Terra Networks, S.A. (c)....................       34,963
          5,599 Union Electric Fenosa (c)...................       73,735
          3,421 Vallehermoso S.A. (c).......................       35,539
          2,261 Zeltia S.A..................................       12,859
                                                             ------------
                                                                4,090,538
                                                             ------------

                SWEDEN--1.9%
          6,400 Assa Abloy AB...............................       73,083
          2,600 Atlas Copco AB (Series A) (c)...............       50,727
          1,200 Atlas Copco AB (Series B) (c)...............       21,278
          1,900 Drott AB (c)................................       21,152
          7,400 Electrolux AB (c)...........................      116,775
          3,600 Eniro AB....................................       22,724
          7,800 Gambro AB (Class A).........................       43,416
          4,300 Gambro AB (Class B).........................       23,885
         11,200 Hennes & Mauritz AB.........................      215,945
          1,400 Hoganas AB..................................       26,511
          1,100 Holmen AB (c)...............................       26,701
        362,100 LM Ericsson Telephone.......................      253,498
          3,200 Modern Times Group MTG AB (c)...............       25,891
            400 Nobel Biocare Holding AG....................       25,524
         52,962 Nordea AB...................................      233,406
          3,900 OM AB.......................................       18,620
          4,700 Sandvik AB (c)..............................      104,914
          1,900 Sapa AB (c).................................       34,889
          4,000 SAS AB......................................       22,678
          6,100 Securitas AB................................       72,808
         20,600 Skandia Forsaekrings, Ltd. (c)..............       54,849
         11,100 Skandinavska Enskilda Banken AB (c).........       92,358
          8,000 Skanska AB (c)..............................       46,825
            800 SKF AB (c)..................................       20,704
          1,700 SKF AB (Series B)...........................       44,093
          3,300 SSAB Svenskt Stal AB........................       39,009
          4,500 Svenska Cellulosa AB........................      151,836
         13,100 Svenska Handelsbanken.......................      174,399
          1,000 Svenska Handelsbanken (Series B)............       12,739
          8,200 Swedish Match AB............................       64,464
          2,000 Tele2 AB (b) (c)............................       52,907
         46,364 TeliaSonera AB (b) (c)......................      174,530
          2,700 Trelleborg AB (Class B).....................       21,846
          2,300 Volvo AB....................................       35,899
          5,300 Volvo AB (Series B).........................       86,373
          3,000 WM-Data AB (c)..............................        2,617
                                                             ------------
                                                                2,509,873
                                                             ------------

                SWITZERLAND--7.6%
         18,480 ABB, Ltd. (c)...............................       52,525
          3,077 Adecco S.A..................................      120,615
          1,560 Ciba Specialty Chemicals AG.................      108,762
          2,840 Clariant AG.................................       45,393
         28,033 Credit Suisse Group.........................      608,225
            130 Georg Fischer AG............................       13,163

                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  SWITZERLAND--(CONTINUED)
              146 Givaudan AG (b)........................ $     65,466
              652 Holcim, Ltd. (Class B) (c).............      118,357
            2,130 Kudelski S.A. (c)......................       28,884
               83 Kuoni Reisen Holdings..................       15,667
              700 Logitech International S.A. (c)........       20,883
              900 Lonza Group AG.........................       54,676
            9,359 Nestle S.A.............................    1,983,219
           64,787 Novartis AG............................    2,363,865
            2,790 Phonak Holding AG......................       26,231
               50 PubliGroupe S.A........................        7,955
           12,338 Richemont Cie Finance AG...............      230,217
           16,606 Roche Holdings AG......................    1,157,152
            1,135 Roche Holdings AG Genusschein (c)......      143,651
              160 Schindler Holding AG (PFD).............       31,185
              165 Serono S.A.............................       88,425
              100 SGS Holding............................       30,086
              250 Sulzer AG..............................       33,992
              190 Sulzer Medica AG.......................       33,117
            1,160 Swatch Group AG........................       19,631
              710 Swatch Group AG (Class B)..............       59,051
            7,101 Swiss Reinsurance Co...................      465,801
              610 Swisscom AG............................      176,688
            2,528 Syngenta AG............................      146,357
           29,615 UBS AG.................................    1,439,311
              560 Unaxis Holding AG......................       37,463
               80 Valora Holdings AG.....................       15,332
            3,404 Zurich Financial Services AG...........      317,580
                                                          ------------
                                                            10,058,925
                                                          ------------

                  UNITED KINGDOM--26.2%
           14,417 3i Group, Plc..........................      128,815
           26,666 Aegis Group, Plc.......................       33,592
           15,532 Aggreko, Plc...........................       36,882
            6,146 AMEC, Plc..............................       14,174
           14,766 Amvescap, Plc..........................       94,612
           18,179 ARM Holdings, Plc. (b).................       14,048
            6,722 Associated British Ports Holdings, Plc.       43,233
           40,894 AstraZeneca, Plc.......................    1,461,542
            3,870 AWG, Plc...............................       27,008
           25,188 BAA, Plc...............................      204,373
           70,499 BAE Systems, Inc.......................      140,735
            8,399 Balfour Beatty.........................       19,539
          156,791 Barclays, Plc..........................      971,808
            4,584 Barratt Developments, Plc..............       28,855
           20,217 Bass, Plc..............................      163,388
            9,370 BBA Group..............................       27,869
            2,000 Berkeley Group, Plc....................       19,190
           83,425 BG Group, Plc..........................      359,940
           55,422 Billiton, Plc..........................      296,000
           11,782 BOC Group, Plc.........................      168,434
           20,975 Boots Co., Plc.........................      197,878
          530,951 BP Amoco, Plc..........................    3,649,900
           10,058 BPB, Plc...............................       39,833
           13,498 Brambles Industries, Plc...............       33,030
           14,100 British Airways, Plc...................       30,644

                See accompanying notes to financial statements.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                    UNITED KINGDOM--(CONTINUED)
             38,663 British America Tobacco, Plc........ $    386,221
             10,666 British Land Co.....................       77,614
             29,080 British Sky Broadcasting Group, Plc.      299,153
            204,949 BT Group, Plc.......................      643,397
             10,989 Bunzl, Plc..........................       67,226
             49,159 Cable & Wireless, Plc...............       35,416
             48,594 Cadbury Schweppes, Plc..............      302,756
              9,423 Canary Wharf Group, Plc.............       35,726
             19,285 Capita Group, Plc...................       76,841
             24,859 Caradon, Plc........................       43,902
             13,646 Carlton Communications, Plc.........       29,493
              6,446 Celltech Group, Plc.................       35,802
             99,795 Centrica, Plc.......................      274,728
             53,313 CGNU, Plc...........................      380,220
             18,121 Chubb, Plc..........................       25,599
              3,567 Close Brothers Group, Plc...........       31,928
             52,760 Compass Group, Plc..................      280,296
             70,582 Corus Group, Plc....................       30,964
              6,272 Daily Mail & General Trust..........       58,716
              8,951 De La Rue, Plc......................       41,934
             76,954 Diageo, Plc.........................      836,245
             50,716 Dixons Group, Plc...................      118,389
             13,071 Electrocomponents, Plc..............       60,393
             17,197 EMI Group, Plc......................       38,483
              6,596 Exel, Plc...........................       73,058
              9,761 FirstGroup, Plc.....................       37,007
             28,437 FKI, Plc............................       40,287
              7,689 George Wimpey, Plc..................       32,927
             15,519 GKN, Plc............................       50,155
            143,555 GlaxoSmithKline, Plc................    2,754,820
             58,931 Granada Compass, Plc................       75,661
              6,804 Great Portland Estates, Plc.........       24,317
             23,626 Great University Stores, Plc........      219,465
              7,010 Hammerson, Plc......................       53,380
             15,142 Hanson, Plc.........................       67,281
             32,219 Hays, Plc...........................       48,109
             89,278 HBOS, Plc...........................      941,422
             42,157 Hilton Group, Plc...................      113,340
            221,102 HSBC Holdings, Plc..................    2,443,610
              8,999 IMI, Plc............................       38,030
             25,881 Imperial Chemical Industries, Plc...       95,831
             17,236 Imperial Tobacco Group, Plc.........      292,744
             75,828 Invensys, Plc.......................       64,395
             37,193 J. Sainsbury, Plc...................      166,907
              5,682 Johnson Matthey, Plc................       73,180
              8,086 Kelda Group, Plc....................       55,195
             19,115 Kidde, Plc..........................       21,772
             61,131 Kingfisher, Plc.....................      218,973
             10,846 Land Securities Group, Plc..........      137,069
            153,648 Legal & General Group, Plc..........      237,463
            131,963 Lloyds TSB Group, Plc...............      947,514
             16,826 Logica, Plc.........................       40,632
              7,137 Manitoba Group......................      101,915
             54,572 Marks & Spencer Group, Plc..........      276,745
             11,249 Misys, Plc..........................       31,873
             73,279 National Grid Group, Plc............      538,541
             21,699 National Power, Plc.................       33,449
              6,741 Next, Plc...........................       79,927

                                                               VALUE
        SHARES                                               (NOTE 1A)
       -----------------------------------------------------------------

                 UNITED KINGDOM--(CONTINUED)
          16,560 Nycomed Amersham, Plc..................... $    148,229
          18,130 P&O Princess Cruise, Plc..................      125,798
          12,613 P&O, Plc..................................       33,403
          18,925 Pearson, Plc..............................      175,035
          22,000 Pilkington, Plc...........................       20,542
           5,425 Provident Financial, Plc..................       51,878
          47,199 Prudential, Plc...........................      333,577
           4,736 RMC Group, Plc............................       27,982
          12,420 Rank Group, Plc...........................       53,287
          12,766 Reckitt Benckiser, Plc....................      247,651
          29,955 Reed Elsevier, Plc........................      256,554
          41,300 Rentokil Group, Plc.......................      146,275
          33,855 Reuters Group, Plc........................       96,743
           9,625 Rexam, Plc................................       65,700
          25,182 Rio Tinto, Ltd............................      502,702
          29,858 Rolls Royce...............................       51,433
          29,677 Royal & Sun Alliance Insurance Group, Plc.       57,691
          64,317 Royal Bank Scotland Group, Plc............    1,540,733
          18,879 SABMiller, Plc............................      134,186
          28,703 Safeway, Plc..............................       98,541
          33,856 Sage Group, Ltd...........................       72,491
           2,558 Schroders, Plc............................       21,044
          18,166 Scot & Newcastle..........................      135,553
          20,323 Scottish & Southern Energy, Plc...........      222,482
          43,812 Scottish Power, Plc.......................      255,682
          12,209 Securicor, Plc............................       16,658
           8,936 Serco Group, Plc..........................       22,029
           7,074 Severn Trent, Plc.........................       79,036
         229,638 Shell Transportation & Trading Co.........    1,512,048
          35,128 Signet Group, Plc.........................       38,456
           9,136 Slough Estates, Plc.......................       49,860
          21,905 Smith & Nephew, Plc.......................      134,183
          13,183 Smiths Industries, Plc....................      147,608
           9,102 SSL International, Plc....................       37,549
         149,530 Stagecoach Holdings, Plc..................       71,015
          11,100 TI Automotive, Ltd. (b)...................            0
          11,555 Tate & Lyle, Plc..........................       58,597
          13,178 Taylor Woodrow, Plc.......................       35,960
         165,580 Tesco, Plc................................      517,140
          65,376 Unilever NV...............................      622,020
           6,893 United Business Media, Plc................       32,181
          13,143 United Utilities, Plc.....................      132,032
       1,610,879 Vodafone Group, Plc.......................    2,936,972
           6,201 Whitbread, Plc............................       54,008
          15,243 Wolseley, Plc.............................      127,974
          27,324 WPP Group, Plc............................      208,727
                                                            ------------
                                                              34,553,003
                                                            ------------

                 UNITED STATES--5.2%
          62,923 iShares MSCI EAFE Index Fund..............    6,230,006
          85,000 iShares MSCI Japan Index Fund.............      595,000
              90 Synthes-Stratec, Inc......................       55,197
                                                            ------------
                                                               6,880,203
                                                            ------------
                 Total Common Stocks
                  (Identified Cost $170,944,699)...........  130,646,161
                                                            ------------

                See accompanying notes to financial statements.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENTS--3.3%


           FACE                                                VALUE
          AMOUNT                                             (NOTE 1A)
        ----------------------------------------------------------------

                   DISCOUNT NOTES--3.3%
        $4,375,000 Federal Home Loan Bank 1.020%, 01/06/03 $  4,374,380
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $4,374,380)..........    4,374,380
                                                           ------------
                   Total Investments--102.4%
                    (Identified Cost $175,319,079) (a)....  135,020,541
                   Other assets less liabilities..........   (3,203,386)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $131,817,155
                                                           ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $177,322,933 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost............................................. $  3,183,975
      Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value...........................................  (45,486,367)
                                                             ------------
      Net unrealized depreciation........................... $(42,302,392)
                                                             ============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of December 31, 2002, the market value of securities loaned was $7,410,030 with cash collateral backing valued at $7,739,938 and securities collateral backing valued at $64,977.

Key to Abbreviations:
PFD--Preferred Stock

                                                  PERCENTAGE OF
               TEN LARGEST INDUSTRIES            TOTAL NET ASSETS
               AS OF DECEMBER 31, 2002           ----------------
                1 Banks                                12.3%
                2 Drugs & Health Care                   9.6
                3 Gas & Oil                             8.5
                4 Telecommunications                    6.5
                5 Food & Beverages                      6.1
                6 Mutual Funds                          5.2
                7 Insurance                             4.1
                8 Computers & Business Equipment        3.4
                9 Electric Utilities                    3.1
               10 Automobiles                           3.0

                See accompanying notes to financial statements.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value.........................            $135,020,541
      Cash.........................................                  12,655
      Foreign cash at value (Identified cost $97 ).                      99
      Receivable for:
       Securities sold.............................               2,904,681
       Fund shares sold............................                 276,392
       Dividends and interest......................                 191,656
       Foreign taxes...............................                 112,783
       Collateral for securities loaned............               7,804,915
                                                               ------------
        Total Assets...............................             146,323,722
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $   48,660
       Securities purchased........................  6,543,631
       Withholding taxes...........................     13,711
       Return of collateral for securities loaned..  7,804,915
      Accrued expenses:
       Management fees.............................     19,964
       Service and distribution fees...............      3,030
       Directors fees..............................      1,331
       Other expenses..............................     71,325
                                                    ----------
        Total Liabilities..........................              14,506,567
                                                               ------------
    NET ASSETS.....................................            $131,817,155
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $178,831,656
       Undistributed net investment income.........               1,626,869
       Accumulated net realized gains (losses).....              (8,340,405)
       Unrealized appreciation (depreciation) on
        investments and foreign currency...........             (40,300,965)
                                                               ------------
    NET ASSETS.....................................            $131,817,155
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($112,325,353 divided by 15,463,773
     shares of beneficial interest)................            $       7.26
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($9,653,534 divided by 1,344,801 shares
     of beneficial interest).......................            $       7.18
                                                               ============
    CLASS E
    Net asset value and redemption price Class E
     per share ($9,838,268 divided by
     1,357,553 shares of beneficial interest)......            $       7.25
                                                               ============
    Identified cost of investments.................            $175,319,079
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

   INVESTMENT INCOME
     Dividends...............................               $  2,525,174 (a)
     Interest................................                    110,362 (b)
                                                            ------------
                                                               2,635,536
   EXPENSES
     Management fees......................... $    366,564
     Service and distribution fees--Class B..       16,001
     Service and distribution fees--Class E..        4,927
     Directors' fees and expenses............       12,639
     Custodian...............................      490,811
     Audit and tax services..................       18,325
     Legal...................................        4,214
     Printing................................       40,422
     Insurance...............................        1,535
     Miscellaneous...........................       26,551
                                              ------------
     Total expenses before reimbursement.....      981,989
     Expense reimbursement...................      (64,514)      917,475
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                  1,718,061
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................   (5,293,509)
     Foreign currency transactions--net......      (76,310)   (5,369,819)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (17,757,705)
     Foreign currency transactions--net......       (5,211)  (17,762,916)
                                              ------------  ------------
   Net gain (loss)...........................                (23,132,735)
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $(21,414,674)
                                                            ============

(a)Net of foreign taxes of $295,791
(b)Includes income on securities loaned of $55,585

                See accompanying notes to financial statements.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,718,061  $  1,029,693
  Net realized gain (loss)..........................................   (5,369,819)   (2,608,380)
  Unrealized appreciation (depreciation)............................  (17,762,916)  (22,784,614)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (21,414,674)  (24,363,301)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (581,981)     (331,373)
    Class B.........................................................      (22,211)       (3,798)
    Class E.........................................................       (6,509)            0
                                                                     ------------  ------------
                                                                         (610,701)     (335,171)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0       (30,125)
    Class B.........................................................            0          (345)
    Class E.........................................................            0             0
                                                                     ------------  ------------
                                                                                0       (30,470)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (610,701)     (365,641)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   36,907,770    40,713,462
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   14,882,395    15,984,520

NET ASSETS
  Beginning of the year.............................................  116,934,760   100,950,240
                                                                     ------------  ------------
  End of the year................................................... $131,817,155  $116,934,760
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $  1,626,869  $    595,820
                                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                     YEAR ENDED                YEAR ENDED
                                                  DECEMBER 31, 2002         DECEMBER 31, 2001
                                              ------------------------  ------------------------
                                                SHARES          $         SHARES          $
                                              ----------  ------------  ----------  ------------
CLASS A
 Sales.......................................  7,564,887  $ 60,470,238  11,102,004  $104,432,531
 Reinvestments...............................     65,761       581,981      35,651       361,498
 Redemptions................................. (5,056,202)  (41,244,905) (7,247,225)  (68,536,088)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................  2,574,446  $ 19,807,314   3,890,430  $ 36,257,941
                                              ==========  ============  ==========  ============
CLASS B
 Sales.......................................  1,424,259  $ 10,907,170     605,492  $  5,579,375
 Reinvestments...............................      2,533        22,211         412         4,143
 Redemptions.................................   (555,063)   (4,184,895)   (132,832)   (1,188,024)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................    871,729  $  6,744,486     473,072  $  4,395,494
                                              ==========  ============  ==========  ============
CLASS E
 Sales.......................................  1,529,613  $ 11,752,571       6,977  $     60,108
 Reinvestments...............................        736         6,509           0             0
 Redemptions.................................   (179,763)   (1,403,110)        (10)          (81)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................  1,350,586  $ 10,355,970       6,967  $     60,027
                                              ==========  ============  ==========  ============
 Increase (decrease) derived from capital
   share transactions........................  4,796,761  $ 36,907,770   4,370,469  $ 40,713,462
                                              ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                             CLASS A
                                                                                    --------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                    -------------------------------------
                                                                                      2002      2001      2000      1999
                                                                                    --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $   8.75  $  11.22  $  13.34  $ 10.80
                                                                                    --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.10      0.09      0.07     0.10
  Net realized and unrealized gain (loss) on investments...........................    (1.55)    (2.52)    (2.00)    2.58
                                                                                    --------  --------  --------  -------
  Total from investment operations.................................................    (1.45)    (2.43)    (1.93)    2.68
                                                                                    --------  --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.04)    (0.03)    (0.11)   (0.06)
  Distributions from net realized capital gains....................................     0.00     (0.01)    (0.08)   (0.08)
                                                                                    --------  --------  --------  -------
  Total distributions..............................................................    (0.04)    (0.04)    (0.19)   (0.14)
                                                                                    --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD..................................................... $   7.26  $   8.75  $  11.22  $ 13.34
                                                                                    ========  ========  ========  =======
TOTAL RETURN (%)...................................................................    (16.6)    (21.7)    (14.5)    24.9
Ratio of operating expenses to average net assets (%)..............................     0.73      0.70      0.58     0.50
Ratio of net investment income to average net assets (%)...........................     1.43      1.00      0.76     1.25
Portfolio turnover rate (%)........................................................       23         9        10       44
Net assets, end of period (000).................................................... $112,325  $112,775  $100,950  $82,355
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................     0.79      0.82      0.78     1.77


                                                                                    NOVEMBER 9, 1998(A)
                                                                                          THROUGH
                                                                                       DECEMBER 31,
                                                                                           1998
                                                                                    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................       $ 10.00
                                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................          0.01
  Net realized and unrealized gain (loss) on investments...........................          0.80
                                                                                          -------
  Total from investment operations.................................................          0.81
                                                                                          -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................         (0.01)
  Distributions from net realized capital gains....................................          0.00
                                                                                          -------
  Total distributions..............................................................         (0.01)
                                                                                          -------
NET ASSET VALUE, END OF PERIOD.....................................................       $ 10.80
                                                                                          =======
TOTAL RETURN (%)...................................................................           8.1 (b)
Ratio of operating expenses to average net assets (%)..............................          0.49 (c)
Ratio of net investment income to average net assets (%)...........................          0.71 (c)
Portfolio turnover rate (%)........................................................            13 (c)
Net assets, end of period (000)....................................................       $25,453
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................          1.41 (c)

                                                                                                CLASS B
                                                                                    ---------------------------
                                                                                                 JANUARY 2, 2001(A)
                                                                                     YEAR ENDED       THROUGH
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................    $ 8.66          $11.12
                                                                                       ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.06            0.04
  Net realized and unrealized gain (loss) on investments...........................     (1.50)          (2.46)
                                                                                       ------          ------
  Total from investment operations.................................................     (1.44)          (2.42)
                                                                                       ------          ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.04)          (0.03)
  Distributions from net realized capital gains....................................      0.00           (0.01)
                                                                                       ------          ------
  Total distributions..............................................................     (0.04)          (0.04)
                                                                                       ------          ------
NET ASSET VALUE, END OF PERIOD.....................................................    $ 7.18          $ 8.66
                                                                                       ======          ======
TOTAL RETURN (%)...................................................................     (16.8)          (21.8)(b)
Ratio of operating expenses to average net assets (%)..............................      0.98            0.95 (c)
Ratio of net investment income to average net assets (%)...........................      1.11            0.46 (c)
Portfolio turnover rate (%)........................................................        23               9 (c)
Net assets, end of period (000)....................................................    $9,654          $4,099
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................      1.04            1.07 (c)

                                                                                              CLASS E
                                                                                    -----------------------
                                                                                                 MAY 1, 2001(A)
                                                                                     YEAR ENDED     THROUGH
                                                                                    DECEMBER 31,  DECEMBER 31,
                                                                                        2002          2001
                                                                                    ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................    $ 8.74        $10.43
                                                                                       ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.06          0.00
  Net realized and unrealized gain (loss) on investments...........................     (1.51)        (1.69)
                                                                                       ------        ------
  Total from investment operations.................................................     (1.45)        (1.69)
                                                                                       ------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.04)         0.00
  Distributions from net realized capital gains....................................      0.00          0.00
                                                                                       ------        ------
  Total distributions..............................................................     (0.04)         0.00
                                                                                       ------        ------
NET ASSET VALUE, END OF PERIOD.....................................................    $ 7.25        $ 8.74
                                                                                       ======        ======
TOTAL RETURN (%)...................................................................     (16.7)        (16.2)(b)
Ratio of operating expenses to average net assets (%)..............................      0.88          0.85 (c)
Ratio of net investment income to average net assets (%)...........................      1.02          0.00 (c)
Portfolio turnover rate (%)........................................................        23             9 (c)
Net assets, end of period (000)....................................................    $9,838        $   61
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................      0.94          0.97 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/91

 ASSET CLASS
 INTERNATIONAL
 STOCKS

   NET ASSETS
  $288 MILLION

    PORTFOLIO
     MANAGER
     PUTNAM
  INTERNATIONAL
     GROWTH
   TEAM, WITH
  OMID KAMSHAD
   AS THE LEAD
     MANAGER

PERFORMANCE AT-A-GLANCE

For the year ended December 31, 2002, the Class A shares of the Putnam International Stock Portfolio returned -17.5% compared to the -15.9 return of its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index./5/ The average return of its peer group, the Lipper Variable Insurance Product International Funds universe,/14/ was -16.5% for the same period.

PORTFOLIO ACTIVITY

Improved valuations enabled us to upgrade the overall quality of the portfolio throughout 2002; however, the high quality of the stocks in the portfolio actually worked against us late in the year. Lower-quality stocks, including some highly-leveraged, previously out-of-favor companies with negative cashflows, --certain European telecoms, for example--were the biggest winners at year-end, to our detriment. Longer term, we think our ability to enhance the quality of the portfolio will significantly boost performance.

The greatest contribution to relative performance was strong emerging markets stock selection, particularly in South Korea and Brazil. Falling currencies in Mexico and Brazil hurt portfolio results, especially an overweight to the Brazilian real, until it strengthened late in the fourth quarter, providing strong year-end support to equities. Our underweight to Japan was a liability mid-year as their equity markets rallied. Excellent stock selection among Japanese equities, however, generated much of the portfolio's fourth quarter strong performance.

We steered clear of Australian banks for much of the year, leery of their slowing growth, rising credit issues, and less attractive valuations.

PORTFOLIO OUTLOOK
Our quantitative models show the world's equity markets are approaching fair value. Though painful, the market downturn of the past three years allowed us to buy numerous stocks previously too expensive; we believe this will be favorable over the longer term.

Without strong valuation signals, our top-down strategists are not recommending significant exposures along geographic, market capitalization, or style dimensions, other than continuing to underweight Japan.

Much of our current attention on country and sector weights stems from focusing on risk control and maintaining adequate exposure relative to the benchmark. We have muted enthusiasm for larger developed markets underweighting Japan, the U.K., and Europe, offsetting these positions with emerging markets. Our largest exposures are in South Korea, Mexico, and Brazil. Despite recent difficulties in the Korean peninsula, we find South Korea attractive and view the period as a buying opportunity.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 TOTAL FINA S.A....................    4.7%
                 VODAFONE GROUP, PLC...............    3.5
                 NESTLE S.A........................    3.2
                 ASTRAZENECA, PLC..................    3.0
                 SAMSUNG ELECTRONICS CO............    2.9
                 SHELL TRANSPORTATION & TRADING CO.    2.9
                 NTT DECOMO, INC...................    2.6
                 TOYOTA MOTOR CORP.................    2.6
                 NOVARTIS AG.......................    2.5
                 SANOFI-SYNTHELABO S.A.............    2.5

      A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX SINCE 12/31/92


                        [CHART]

         Putnam International
          Stock Portfolio         MSCI EAFE Index
          -------------------     ------------------------
12/92        $10,000                  $10,000
12/93         14,776                   13,257
12/94         15,526                   14,286
12/95         15,656                   15,888
12/96         15,378                   16,850
12/97         15,018                   17,148
12/98         18,406                   20,573
12/99         21,432                   26,121
12/00         19,267                   22,423
12/01         15,300                   17,614
12/02         12,620                   14,808

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                             PUTNAM INTERNATIONAL STOCK   MSCI EAFE
                            CLASS A CLASS B(A) CLASS E(B)   INDEX
            1 Year           -17.5%     N/A      -17.6%     -15.9%
            5 Years          - 3.4      N/A        N/A      - 2.9
            10 Years           2.4      N/A        N/A        4.0
            Since Inception    0.9    -18.1%     -18.4        2.6

--------------------------------------------------------------------------------

 (a) Commenced Operation May 1, 2002. (Not annualized)
 (b) Commenced Operation May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--97.6% OF TOTAL NET ASSETS


                                                            VALUE
            SHARES                                        (NOTE 1A)
            --------------------------------------------------------

                    AUSTRALIA--1.3%
            331,682 BHP Billiton, Ltd. (c).............. $ 1,894,538
            208,500 Brambles Industries, Ltd. (c).......     551,467
             55,820 Rio Tinto, Ltd. (c).................   1,066,461
                                                         -----------
                                                           3,512,466
                                                         -----------

                    CANADA--1.6%
            124,300 Abitibi-Consolidated, Inc...........     954,459
             36,819 Canadian National Railway Co........   1,521,286
             49,400 National Bank of Canada.............   1,010,078
             75,116 Suncor Energy, Inc..................   1,174,505
                                                         -----------
                                                           4,660,328
                                                         -----------

                    DENMARK--1.0%
            173,810 Danske Bank A/S.....................   2,870,601
                                                         -----------

                    FINLAND--1.8%
            300,497 Nokia AB Oyj........................   4,774,236
             27,789 Tietoenator Oyj (c).................     378,850
                                                         -----------
                                                           5,153,086
                                                         -----------

                    FRANCE--13.5%
             49,746 Accor S.A. (c)......................   1,505,586
             73,851 BNP Paribas S.A. (c)................   3,007,287
             99,430 Bouygues S.A. (c)...................   2,775,726
             37,450 Compagnie de Saint-Gobain S.A.......   1,098,095
            131,232 Havas Advertising (c)...............     509,205
             28,981 Lafarge S.A.........................   2,182,172
             18,070 Peugoet S.A. (c)....................     736,397
            118,130 Sanofi-Synthelabo S.A. (c)..........   7,216,177
             33,913 Society General de France S.A.......   1,973,832
             56,287 Television Francaise S.A. (c).......   1,502,857
             94,230 Total Fina S.A......................  13,449,260
            126,905 Vivendi Environnement...............   2,957,153
                                                         -----------
                                                          38,913,747
                                                         -----------

                    GERMANY--3.1%
             91,070 BASF AG (c).........................   3,445,823
             72,278 Bayerische Motoren Werke AG.........   2,192,075
            110,351 Deutsche Post AG....................   1,157,251
             14,873 Muenchener Ruckverssicherungs AG (c)   1,778,093
              5,300 SAP AG (c)..........................     419,748
                                                         -----------
                                                           8,992,990
                                                         -----------

                    HONG KONG--1.5%
            270,400 Cheung Kong Holdings, Ltd...........   1,759,661
                347 Hong Kong & China Gas Co., Ltd......         447
            408,500 Hong Kong Electric Co., Ltd.........   1,547,874
             90,600 HSBC Holdings, Plc..................     990,396
                                                         -----------
                                                           4,298,378
                                                         -----------

                                                           VALUE
            SHARES                                       (NOTE 1A)
           ---------------------------------------------------------

                    IRELAND--1.4%
            179,981 Allied Irish Banks, Plc............ $  2,427,273
            142,644 CRH, Plc...........................    1,757,691
                                                        ------------
                                                           4,184,964
                                                        ------------

                    ITALY--1.7%
             23,600 Eni SpA (c)........................      374,952
            256,100 Mediaset SpA (c)...................    1,949,832
            392,150 Telecom Italia Mobile SpA..........    1,788,927
            155,926 Telecom Italia SpA (c).............      786,529
                                                        ------------
                                                           4,900,240
                                                        ------------

                    JAPAN--15.5%
             27,080 Acom Co., Ltd......................      889,289
            136,000 Canon, Inc.........................    5,118,895
                192 East Japan Railway, Ltd............      952,240
             71,000 Fuji Photo Film Co.................    2,313,658
             57,000 Honda Motor Co.....................    2,107,023
                 27 Japan Tobacco, Inc.................      180,515
             97,000 Kao Corp...........................    2,127,695
                198 Millea Holdings, Inc...............    1,423,813
             67,000 Mitsui Marine & Fire Insurance.....      308,033
            220,000 Nikko Securities, Ltd..............      740,990
             16,600 Nintendo Co........................    1,550,135
              3,250 Nippon Television Network Corp.....      484,380
              3,993 NTT DoCoMo, Inc....................    7,363,313
             99,000 Olympus Optical Co.................    1,612,210
             17,800 Orix Corp..........................    1,146,598
             10,000 Rohm Co............................    1,272,314
             32,000 Secom Co...........................    1,096,666
             44,600 Sony Corp..........................    1,862,715
             20,200 Takeda Chemical Industries, Ltd....      843,651
            681,000 Tokyo Gas Co. (c)..................    2,133,142
             83,000 Toppan Printing Co.................      624,107
            273,900 Toyota Motor Corp..................    7,357,199
             39,200 Yamanouchi Pharmaceutical Co., Ltd.    1,135,466
                                                        ------------
                                                          44,644,047
                                                        ------------

                    NETHERLAND ANTILLES--0.0%
             12,600 Merrill Lynch......................      132,250
                                                        ------------

                    NETHERLANDS--3.5%
             53,158 Akzo Nobel NV......................    1,685,225
            352,194 ING Bank NV........................    5,961,239
             46,923 Koninklijke Philips Electronics NV.      821,776
             37,700 Reed Elsevier NV...................      460,594
             65,203 TNT Post Group NV..................    1,056,444
                                                        ------------
                                                           9,985,278
                                                        ------------

                    PORTUGAL--0.4%
            164,151 Portugal Telecom S.A...............    1,127,550
                                                        ------------

                    SINGAPORE--1.4%
            134,586 DBS Group Holdings, Inc............      853,455
              7,031 Haw Par Corp., Ltd.................       13,214

                See accompanying notes to financial statements.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                  (NOTE 1A)
      --------------------------------------------------------------------

                SINGAPORE--(CONTINUED)
        208,735 Overseas-Chinese Banking Corp................ $  1,161,210
         82,000 Singapore Press Holdings, Ltd................      860,346
        172,000 United Overseas Bank, Ltd....................    1,170,034
                                                              ------------
                                                                 4,058,259
                                                              ------------

                SOUTH KOREA--0.3%
          4,960 SK Telecom...................................      957,666
                                                              ------------

                SPAIN--2.1%
         61,756 Altadis S.A..................................    1,407,958
        158,939 Iberdrola S.A. (c)...........................    2,225,168
        266,764 Telefonica S.A. (b)..........................    2,386,313
                                                              ------------
                                                                 6,019,439
                                                              ------------

                SWEDEN--2.2%
        311,927 Investor AB (c)..............................    1,865,678
      2,556,092 LM Ericsson Telephone........................    1,793,439
         57,016 Sandvik AB (c)...............................    1,275,548
        109,700 Svenska Handelsbanken (c)....................    1,463,676
                                                              ------------
                                                                 6,398,341
                                                              ------------

                SWITZERLAND--9.8%
         30,708 Ciba Specialty Chemicals AG..................    2,140,302
         10,745 Holcim, Ltd. (Class B) (c)...................    1,949,964
          4,222 Julius Baer Holding Beare....................      915,769
         44,069 Nestle S.A...................................    9,335,707
        200,188 Novartis AG..................................    7,302,064
         64,417 Richemont Cie Finance AG.....................    1,201,619
         27,080 Swatch Group AG (c)..........................      458,153
         13,031 Swatch Group AG (Class B)....................    1,083,483
            255 Syngenta AG..................................       14,759
          1,164 Synthes-Stratec, Inc.........................      713,666
         66,120 UBS AG.......................................    3,212,540
                                                              ------------
                                                                28,328,026
                                                              ------------

                UNITED KINGDOM--24.7%
        241,494 AstraZeneca, Plc.............................    8,628,797
        178,242 BAE Systems, Inc.............................      355,732
         83,792 Barclays, Plc................................      519,223
        248,502 Billiton, Plc................................    1,326,880
        295,432 Brambles Industries, Plc.....................      722,757
        185,171 British America Tobacco, Plc.................    1,849,293
        175,690 Cadbury Schweppes, Plc.......................    1,094,332
        172,000 Carlton Communications Plc...................      371,650
        236,498 Diageo, Plc..................................    2,569,344
        229,600 Dixons Group, Plc............................      535,835
        271,055 GlaxoSmithKline, Plc.........................    5,200,255
        357,595 HSBC Holdings, Plc...........................    3,951,145
        374,300 Hilton Group, Plc............................    1,006,068
        116,011 Reckitt Benckiser, Plc.......................    2,249,972
        153,500 Reed Elsevier, Plc...........................    1,314,350
         36,624 Rio Tinto, Ltd...............................      730,934
         48,027 Royal Bank Scotland Group, Plc...............    1,150,216
        334,345 SABMiller Plc................................    2,375,836

                                                                 VALUE
        SHARES                                                 (NOTE 1A)
      --------------------------------------------------------------------

                 UNITED KINGDOM--(CONTINUED)
          62,575 Samsung Electronic......................... $  8,353,763
         419,349 Scottish Power, Plc........................    2,446,665
       1,252,192 Shell Transportation & Trading Co..........    8,242,998
         947,072 Tesco, Plc.................................    2,957,166
           3,259 UBS AG London Branch (144A)................      324,617
       5,607,137 Vodafone Group, Plc........................   10,220,457
         338,377 WPP Group, Plc.............................    2,584,211
                                                             ------------
                                                               71,082,496
                                                             ------------

                 UNITED STATES--10.8%
          41,000 ACE, Ltd...................................    1,202,940
          62,872 Cemex S.A. (c).............................    1,352,377
          30,300 Companhia Vale do Rio Doce (ADR)...........      875,973
          27,300 Companhia Vale do Rio Doce (Class A) (ADR).      750,750
          64,277 Companhia de Bebidas das Americas (ADR) (c)    1,000,150
          32,300 Fomento Economico Mexicano.................    1,176,366
          28,067 Gucci Group NV (ADR).......................    2,570,937
         192,377 KT Corp. (ADR) (c).........................    4,145,725
          10,600 Kookmin Bank...............................      374,710
         265,750 Korea Electric Power Corp. (ADR) (c).......    2,258,875
          79,900 Korea Tobacco & Ginseng Corp. (144A).......      531,335
         125,064 Petroleo Brasileiro S.A. (ADR).............    1,868,456
          46,782 Posco......................................    1,156,919
          57,500 SK Telecom, Ltd. (ADR) (c).................    1,227,625
         123,487 Telecom Corp. of New Zealand, Ltd..........      292,563
          92,234 Telefonos de Mexico S.A. (ADR) (c).........    2,949,643
          25,800 Teva Pharmaceutical Industries, Ltd. (ADR).      996,138
         157,435 The News Corp., Ltd. (ADR) (c).............    4,132,669
          29,100 Xl Capital, Ltd............................    2,247,975
                                                             ------------
                                                               31,112,126
                                                             ------------
                 Total Common Stocks
                  (Identified Cost $315,409,937)............  281,332,278
                                                             ------------

      SHORT TERM INVESTMENT--2.6%
         FACE
        AMOUNT
      --------------------------------------------------------------------

                 COMMERCIAL PAPER--2.6%
      $7,511,000 UBS Finance, Inc. 1.120%, 01/02/03......... $  7,510,766
                                                             ------------
                 Total Short Term Investment
                  (Identified Cost $7,510,766)..............    7,510,766
                                                             ------------
                 Total Investments--100.2%
                  (Identified Cost $322,920,703) (a)........  288,843,044
                 Other assets less liabilities..............     (564,915)
                                                             ------------
                 TOTAL NET ASSETS--100%..................... $288,278,129
                                                             ============

                See accompanying notes to financial statements.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $322,889,066 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 14,998,806
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (59,044,828)
                                                               ------------
   Net unrealized depreciation................................ $(44,046,022)
                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was held on loan. As of December 31, 2002, the market value of securities loaned was $26,225,451 with a cash collateral backing valued at $27,399,356 and securities collateral backing valued at $50,085.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold to institutional buyers. At the period end, the value of these securities amounted to $855,952 or 0.3% of net assets.
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                                                  PERCENTAGE OF
               TEN LARGEST INDUSTRIES AS OF      TOTAL NET ASSETS
               DECEMBER 31, 2002                 ----------------
                1 Drugs & Health Care                  11.4%
                2 Telecommunications                    8.4%
                3 Banks                                 8.0%
                4 Gas & Oil                             7.7%
                5 Communication Services                7.1%
                6 Food & Beverages                      6.1%
                7 Automobiles                           4.3%
                8 Computers & Business Equipment        3.9%
                9 Insurance                             3.9%
               10 Electronics                           3.8%

                See accompanying notes to financial statements.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.....................             $ 288,843,044
       Foreign cash at value
        (Identified cost $3,985)................                     3,831
       Receivable for:
        Fund shares sold........................                   812,198
        Dividends and interest..................                   424,161
        Foreign taxes...........................                   259,057
        Collateral for securities loaned........                27,449,441
                                                             -------------
         Total Assets...........................               317,791,732
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   593,641
        Securities purchased....................   1,126,072
        Withholding taxes.......................      59,301
        Due to custodian bank...................         721
        Return of collateral for securities
         loaned.................................  27,449,441
       Accrued expenses:
        Management fees.........................     219,852
        Service and distribution fees...........       2,018
        Directors fees..........................       1,331
        Other expenses..........................      61,226
                                                 -----------
         Total Liabilities......................                29,513,603
                                                             -------------
     NET ASSETS.................................             $ 288,278,129
                                                             =============
       Net assets consist of:
        Capital paid in.........................             $ 437,590,958
        Undistributed net investment income.....                 2,159,566
        Accumulated net realized gains
         (losses)...............................              (117,429,658)
        Unrealized appreciation (depreciation)
         on investments and foreign
         currency...............................               (34,042,737)
                                                             -------------
     NET ASSETS.................................             $ 288,278,129
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($271,015,427 divided by
      34,944,963 shares of beneficial
      interest).................................             $        7.76
                                                             =============
     CLASS B
     Net asset value and redemption price per
      share ($819 divided by 106 shares of
      beneficial interest)......................             $        7.69
                                                             =============
     CLASS E
     Net asset value and redemption price per
      share ($17,261,883 divided by
      2,239,646 shares of beneficial interest)..             $        7.71
                                                             =============
     Identified cost of investments.............             $ 322,920,703
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

   INVESTMENT INCOME
     Dividends...............................               $  6,149,883 (a)
     Interest................................                    258,813 (b)
                                                            ------------
                                                               6,408,696
   EXPENSES
     Management fees......................... $  2,863,295
     Service and distribution fees--Class E..       12,438
     Directors' fees and expenses............       12,639
     Custodian...............................      510,484
     Audit and tax services..................       18,325
     Legal...................................        8,913
     Printing................................      145,806
     Insurance...............................        4,425
     Miscellaneous...........................        8,304
                                              ------------
     Total expenses before reductions........    3,584,629
     Expense reductions......................       (2,575)    3,582,054
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                  2,826,642
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (65,515,162)
     Foreign currency transactions--net......      517,522   (64,997,640)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................    3,134,077
     Foreign currency transactions--net......       37,259     3,171,336
                                              ------------  ------------
   Net gain (loss)...........................                (61,826,304)
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $(58,999,662)
                                                            ============

(a)Net of foreign taxes of $752,708
(b)Includes income on securities loaned of $147,695

                See accompanying notes to financial statements.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  YEAR ENDED    YEAR ENDED
                                                                                                 DECEMBER 31,  DECEMBER 31,
                                                                                                     2002          2001
                                                                                                 ------------  ------------
FROM OPERATIONS
 Net investment income.......................................................................... $  2,826,642  $  2,735,223
 Net realized gain (loss).......................................................................  (64,997,640)  (48,393,961)
 Unrealized appreciation (depreciation).........................................................    3,171,336   (38,718,326)
                                                                                                 ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..............................................  (58,999,662)  (84,377,064)
                                                                                                 ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.....................................................................................   (2,766,207)   (1,008,310)
    Class E.....................................................................................      (41,496)            0
                                                                                                 ------------  ------------
                                                                                                   (2,807,703)   (1,008,310)
                                                                                                 ------------  ------------
   Net realized gain
    Class A.....................................................................................            0   (13,073,256)
                                                                                                 ------------  ------------
 TOTAL DISTRIBUTIONS............................................................................   (2,807,703)  (14,081,566)
                                                                                                 ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS..............................    7,465,519    12,559,751
                                                                                                 ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........................................................  (54,341,846)  (85,898,879)

NET ASSETS
 Beginning of the year..........................................................................  342,619,975   428,518,854
                                                                                                 ------------  ------------
 End of the year................................................................................ $288,278,129  $342,619,975
                                                                                                 ============  ============
UNDISTRIBUTED (0VERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year................................................................................ $  2,159,566  $  2,174,084
                                                                                                 ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                          YEAR ENDED                    YEAR ENDED
                                                                       DECEMBER 31, 2002            DECEMBER 31, 2001
                                                                  --------------------------  -----------------------------
                                                                     SHARES          $           SHARES            $
                                                                  -----------  -------------  ------------  ---------------
CLASS A
 Sales...........................................................  53,146,347  $(742,738,020)  113,849,758  $ 1,165,083,321
 Reinvestments...................................................     288,748      2,766,207     1,315,960       14,081,566
 Redemptions..................................................... (54,374,614)   730,838,546  (113,873,512)  (1,168,763,616)
                                                                  -----------  -------------  ------------  ---------------
 Net increase (decrease).........................................    (939,519) $  (9,133,267)    1,292,206  $    10,401,271
                                                                  ===========  =============  ============  ===============
CLASS B
 Sales...........................................................         106  $       1,000             0  $             0
 Reinvestments...................................................           0              0             0                0
 Redemptions.....................................................           0              0             0                0
                                                                  -----------  -------------  ------------  ---------------
 Net increase (decrease).........................................         106  $       1,000             0  $             0
                                                                  ===========  =============  ============  ===============
CLASS E
 Sales...........................................................   2,522,683  $  20,789,884       243,695  $     2,260,187
 Reinvestments...................................................       4,354         41,496             0                0
 Redemptions.....................................................    (520,034)    (4,233,594)      (11,052)        (101,707)
                                                                  -----------  -------------  ------------  ---------------
 Net increase (decrease).........................................   2,007,003  $  16,597,786       232,643  $     2,158,480
                                                                  ===========  =============  ============  ===============
 Increase (decrease) derived from capital share transactions.....   1,067,590  $   7,465,519     1,524,849  $    12,559,751
                                                                  ===========  =============  ============  ===============

                See accompanying notes to financial statements.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                   CLASS A
                                              ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD......... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS............
 Net investment income.......................     0.08      0.08      0.02      0.13      0.13
 Net realized and unrealized gain (loss) on
   investments...............................    (1.73)    (2.57)    (1.42)     2.05      2.50
                                              --------  --------  --------  --------  --------
 Total from investment operations............    (1.65)    (2.49)    (1.40)     2.18      2.63
                                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (0.08)    (0.03)    (0.08)    (0.13)    (0.16)
 Distributions from net realized capital
   gains.....................................     0.00     (0.38)     0.00     (2.32)     0.00
                                              --------  --------  --------  --------  --------
 Total distributions.........................    (0.08)    (0.41)    (0.08)    (2.45)    (0.16)
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD............... $   7.76  $   9.49  $  12.39  $  13.87  $  14.14
                                              ========  ========  ========  ========  ========
TOTAL RETURN (%).............................    (17.5)    (20.6)    (10.1)     16.4      22.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.12      1.16        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.12      1.14      1.09      0.97      1.02
Ratio of net investment income to average
 net assets (%)..............................     0.90      0.73      0.25      0.95      0.87
Portfolio turnover rate (%)..................       50        68       166        87       156
Net assets, end of period (000).............. $271,015  $340,426  $428,519  $317,831  $297,381

                                                      CLASS B               CLASS E
                                                   -------------- -----------------------
                                                   MAY 1, 2002(A)              MAY 1, 2001(A)
                                                      THROUGH      YEAR ENDED     THROUGH
                                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                        2002          2002          2001
                                                   -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 9.39       $  9.43        $10.91
                                                       ------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................       0.02          0.08          0.00
 Net realized and unrealized gain (loss) on
   investments....................................      (1.72)        (1.73)        (1.48)
                                                       ------       -------        ------
 Total from investment operations.................      (1.70)        (1.65)        (1.48)
                                                       ------       -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........       0.00         (0.07)         0.00
                                                       ------       -------        ------
 Total distributions..............................       0.00         (0.07)         0.00
                                                       ------       -------        ------
NET ASSET VALUE, END OF PERIOD....................     $ 7.69       $  7.71        $ 9.43
                                                       ======       =======        ======
TOTAL RETURN (%)..................................      (18.1)(b)     (17.6)        (13.6)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       1.37 (c)      1.27          1.31 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       1.37 (c)      1.27          1.30 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       0.35 (c)      0.57         (0.17)(c)
Portfolio turnover rate (%).......................         50 (c)        50            68 (c)
Net assets, end of period (000)...................     $    1       $17,262        $2,194

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  3/3/97

 ASSET CLASS
 LARGE CAP
 STOCKS/
 INTERNATIONAL
 STOCKS

   NET ASSETS
  $146 MILLION

    PORTFOLIO
    MANAGERS
 WILLIAM HOLZER
 NICHOLAS BRATT
  STEVE WREFORD

PERFORMANCE AT-A-GLANCE

For the year ended December 31, 2002, the Class A shares of the Scudder Global Equity Portfolio returned -16.0. Its benchmark, the Morgan Stanley Capital International (MSCI) World Index/13/, returned -19.9%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Global Equity Funds universe/14/, was -18.4% for the same period. Performance was helped by gold, oil, and gas stocks, and good stock selection in the information technology sector. Performance was hurt by utilities and biotech holdings.

PORTFOLIO ACTIVITY

While still anticipating greater government involvement in the economy, and hence lower returns, by the end of the third quarter the extent of money printing and a weakening US dollar placed in doubt further gains in government bond markets. Economic stewardship in Germany was also a concern. US treasury bonds, UK Gilts, German government Bunds, and German equities were sold. The large equity market sell-off of the third quarter provided attractive buying opportunities in technology and telecommunications. Cisco, IBM, SBC Communications, and Verizon were added to the portfolio, and existing exposure to Microsoft increased. Price targets were reached quickly in the strong rally. Cisco and SBC were then eliminated. Gold mining holdings were diversified away from Barrick Gold, adding Goldcorp and Meridian Gold. Educational publisher McGraw Hill was added under the theme focused on long term predictable returns, as was BSkyB, the dominant UK satellite TV company. Troubled minor residual holdings in EDS and Vivendi were eliminated. Exposure to insurance companies and to Japan was reduced.

PORTFOLIO OUTLOOK

In the short run we must be concerned with the imbalances in the global economy occasioned by vigorous money printing and high levels of corporate and personal indebtedness, together with geopolitical factors. Further out we believe that an important transition is underway in the global economy, which is also behind market volatility. There are four main factors. First, Virtual Companies that have focused on their highest value added are the advantaged wealth creating business model in the knowledge age. They are expensive, and highly volatile. We seek the appropriate exposure within the portfolio. Second, all other business models, by definition, are subcontractors to virtual corporations, with strategies driven by scale. Many industries seek stable, less cyclical returns by reducing participants and capacity. Lower returns will result. We seek the potential winners in rationalizing industries (technology, telecommunications and pharmaceuticals are examples), but valuations must adjust. We must avoid those where rationalization has yet to begin. Third, as rationalization occurs, the limitations of markets will appear. Regulation will be required to counterbalance emerging monopolies and oligopolies, to contain geopolitical risks, and to encourage investment in intergenerational assets. Government will have a bigger role in the economy. We seek the long duration, predictable returns that intelligent regulation should produce. Last, as Europe and Japan look inwards in defense of their social structures, an important geopolitical shift is underway, from the US, Europe and Japan triangle to the relationship between the US and China, the most ambitious global economies. We seek exposure to the traditional capital-intensive investment opportunities in China.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                FEDERAL REPUBLIC OF GERMANY.........    2.1%
                RIO TINTO, LTD......................    1.9
                EXELON CORP.........................    1.9
                NEWMONT MINING CORP.................    1.7
                LOCKHEED MARTIN CORP................    1.7
                CONOCOPHILLIPS......................    1.6
                MICROSOFT CORP......................    1.6
                BHP BILLITON, LTD...................    1.5
                ANADARKO PETROLEUM CORP.............    1.5
                NATIONAL GRID GROUP, PLC............    1.4

        A $10,000 INVESTMENT COMPARED TO MSCI WORLD INDEX SINCE 3/3/97


                    [CHART]

        Scudder Global Equity Portfolio   MSCI World Index
        -------------------------------   ----------------
3/3/97              $10,000                   $10,000
 12/97               10,962                    11,311
 12/98               12,712                    14,063
 12/99               15,911                    17,572
 12/00               15,655                    15,255
 12/01               13,137                    12,689
 12/02               11,034                    10,167


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                              SCUDDER GLOBAL EQUITY
                              CLASS A   CLASS E(A)  MSCI WORLD INDEX
              1 Year           -16.0%     -16.1%         -19.9%
              5 Years            0.1        N/A          - 2.1
              Since Inception    1.7      -16.2            0.3

--------------------------------------------------------------------------------

 (a) Commenced Operation May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--89.1% OF TOTAL NET ASSETS


                                                            VALUE
            SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                     AUSTRALIA--3.7%
             388,567 BHP Billiton, Ltd.................. $  2,219,461
             358,700 Foster's Group, Ltd. (c)...........      908,363
             433,600 WMC Resources, Ltd.................    1,029,715
             433,600 WMC, Ltd...........................    1,195,641
                                                         ------------
                                                            5,353,180
                                                         ------------

                     CANADA--4.9%
              29,642 Alcan Aluminum, Ltd................      869,351
              30,000 Canadian National Railway Co.......    1,239,539
              61,971 Encana Corp........................    1,913,620
              59,200 Goldcorp, Inc......................      751,758
              39,800 Meridian Gold, Inc.................      698,900
             153,600 Placer Dome, Inc...................    1,736,593
                                                         ------------
                                                            7,209,761
                                                         ------------

                     FRANCE--5.0%
              61,378 Autoroutes du Sud de la France.....    1,482,374
              30,507 Aventis S.A........................    1,612,111
              27,468 Compagnie de Saint-Gobain S.A......      805,407
             534,607 Eurotunnel (c).....................      336,385
              22,106 ST Microelectronics................      433,050
              68,215 Suez S.A...........................    1,183,222
              26,090 Vinci S.A. (c).....................    1,469,263
                                                         ------------
                                                            7,321,812
                                                         ------------

                     GERMANY--2.1%
              52,871 Bayer AG...........................    1,133,866
              21,050 EON AG.............................      848,789
              29,572 Marschollek Lauten (c).............      291,514
               7,283 Muenchener Ruckverssicherungs AG...      870,695
                                                         ------------
                                                            3,144,864
                                                         ------------

                     HONG KONG--2.7%
             428,000 Bank of East Asia, Ltd.............      732,675
             228,500 CLP Holdings, Ltd..................      920,030
             522,000 China Mobile, Ltd..................    1,245,001
             170,000 Hutchison Whampoa, Ltd.............    1,063,787
                                                         ------------
                                                            3,961,493
                                                         ------------

                     JAPAN--10.5%
              38,000 Canon, Inc.........................    1,430,280
              70,000 Chugai Pharmaceutical Co. (c)......      666,049
             103,000 Daiwa Securities Group, Inc........      457,065
              35,500 Fanuc, Ltd.........................    1,569,341
              48,000 Fuji Photo Film Co.................    1,564,163
             191,000 Mitsubishi Estate Co., Ltd.........    1,453,890
              50,000 Mitsui & Co. (c)...................      233,243
             179,000 Mitsui Fudosan Co..................    1,160,576
              78,000 Nikko Securities, Ltd..............      262,715
             115,000 Nomura Securities Co., Ltd.........    1,291,765
             120,100 Sega Corp. (b).....................    1,183,201
              36,300 Sony Corp. (c).....................    1,516,066
             426,000 Teijin.............................    1,018,727
              52,000 Yamanouchi Pharmaceutical Co., Ltd.    1,506,231
                                                         ------------
                                                           15,313,312
                                                         ------------

                                                               VALUE
        SHARES                                               (NOTE 1A)
       -----------------------------------------------------------------

                 SINGAPORE--0.5%
         121,000 DBS Group Holdings, Inc................... $    767,302
                                                            ------------

                 SOUTH AFRICA--2.2%
         139,900 Gold Fields...............................    1,955,583
          38,600 Impala Platinum Holdings, Ltd.............    1,225,855
                                                            ------------
                                                               3,181,438
                                                            ------------

                 SOUTH KOREA--1.2%
          20,762 Kookmin Bank..............................      735,217
          66,540 Korea Electric Power Corp.................    1,023,865
                                                            ------------
                                                               1,759,082
                                                            ------------

                 SWITZERLAND--3.8%
           6,706 Nestle S.A................................    1,420,619
          47,634 Novartis AG...............................    1,737,499
             600 Serono S.A................................      321,452
          19,244 Swiss Reinsurance.........................    1,261,970
          13,083 Syngenta AG...............................      757,208
                                                            ------------
                                                               5,498,748
                                                            ------------

                 UNITED KINGDOM--13.6%
         280,478 Arm Holdings, Plc. (b)....................      216,686
         136,345 BOC Group, Plc............................    1,948,692
          48,265 British Sky Broadcasting Group, Plc.......      496,391
         127,882 Diageo, Plc...............................    1,389,326
          76,088 GlaxoSmithKline, Plc......................    1,459,767
         155,879 Great University Stores, Plc..............    1,447,619
         269,922 National Grid Group, Plc..................    1,983,216
         159,890 Pearson, Plc..............................    1,478,435
         282,264 Railtrack Group, Plc......................    1,072,157
          42,339 Reed Elsevier, Plc........................      362,529
         216,655 Reuters Group, Plc........................      618,954
         142,116 Rio Tinto, Ltd............................    2,836,323
         258,913 Shell Transportation & Trading Co.........    1,704,387
         159,578 Unilever NV...............................    1,517,929
         762,173 Vodafone Group, Plc.......................    1,389,257
                                                            ------------
                                                              19,921,668
                                                            ------------

                 UNITED STATES--38.9%
          33,000 Allegheny Energy, Inc.....................      249,480
          23,232 Amgen, Inc. (b)...........................    1,123,035
          44,500 Anadarko Petroleum Corp...................    2,131,550
          11,200 Anglo American Platinum Corp., Ltd. (ADR).      412,469
          36,700 Aracruz Celulose S.A. (ADR)...............      681,152
          16,400 Automatic Data Processing, Inc............      643,700
          75,800 Barrick Gold Corp. (ADR)..................    1,168,078
          36,600 Boston Properties, Inc....................    1,349,076
          36,000 Burlington Resources, Inc.................    1,535,400
         147,100 Calpine Corp. (b) (c).....................      479,546
          34,600 Comcast Corp. (Special Class A)...........      781,614
          32,100 Companhia Vale do Rio Doce (Class A) (ADR)      885,100
          27,900 Compania de Minas Buenaventura (ADR)......      736,281
          49,555 ConocoPhillips............................    2,397,966
          45,700 Dow Chemical Co...........................    1,357,290
           6,600 eBay, Inc. (b) (c)........................      447,612
           5,000 Electronic Arts, Inc. (b).................      248,850
          82,500 EMC Corp. (b).............................      506,550

                See accompanying notes to financial statements.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                            (NOTE 1A)
        ---------------------------------------------------------------

                   UNITED STATES--(CONTINUED)
            33,000 Entergy Corp........................... $  1,504,470
            79,200 Equity Residential Properties Trust....    1,946,736
            51,400 Exelon Corp............................    2,712,378
            47,200 ExxonMobil Corp........................    1,649,168
            91,700 Flextronics International, Ltd. (b)....      751,023
            17,000 Genentech, Inc.........................      563,720
            11,400 Genzyme Corp. (b)......................      337,098
            20,900 Guidant Corp. (b)......................      644,765
            70,700 Human Genome Sciences, Inc. (b)........      622,867
            80,200 Intel Corp.............................    1,248,714
            23,900 International Business Machines Corp...    1,852,250
            38,100 International Paper Co.................    1,332,357
            31,500 Intuit, Inc. (b).......................    1,477,980
             7,900 JSC MMC Norilsk Nickel.................      158,079
             4,700 Kookmin Bank...........................      166,145
           116,852 Liberty Media Corp. (b)................    1,044,657
            44,100 Lockheed Martin Corp...................    2,546,775
            15,700 Merck & Co., Inc.......................      888,777
            44,900 Microsoft Corp. (b)....................    2,321,330
            88,200 Newmont Mining Corp....................    2,560,446
             6,800 OAO Lukoil (b) (ADR)...................      417,797
            83,900 PeopleSoft, Inc. (b)...................    1,535,370
            36,800 Pfizer, Inc............................    1,124,976
            73,100 Schering-Plough Corp...................    1,622,820
            17,900 SLM Corp...............................    1,859,094
            78,750 Stillwater Mining Co. (b) (c)..........      421,313
            26,600 The McGraw-Hill Cos., Inc..............    1,607,704
            52,300 Unocal Corp............................    1,599,334
           114,600 USEC, Inc..............................      689,892
            43,800 VERITAS Software Corp. (b).............      684,156
            20,500 Verizon Communications, Inc............      794,375
            32,100 Wyeth..................................    1,200,540
                                                           ------------
                                                             57,021,855
                                                           ------------
                   Total Common Stocks
                    (Identified Cost $154,001,869)........  130,454,515
                                                           ------------

        BONDS & NOTES--7.0%
           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ---------------------------------------------------------------

                   FRANCE--2.2%
        $      300 Eurotunnel Finance 1.000%, 04/30/40 (d) $    212,362
           404,825 France Telecom S.A. 2.000%, 01/01/04...      420,528
           390,000 France Telecom S.A. 4.000%, 11/29/05...      385,476
           941,743 Havas Advertising 4.000%, 01/01/09.....      909,515
         1,194,361 Vivendi S.A. 1.000%, 07/05/03 (b)......    1,247,827
                                                           ------------
                                                              3,175,708
                                                           ------------

                   GERMANY--2.1%
         2,900,000 Federal Republic of Germany
                    4.500%, 05/19/03......................    3,060,388
                                                           ------------

BONDS & NOTES--(CONTINUED)

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                NETHERLANDS--1.1%
     $  826,000 Kon Kpn 3.500%, 11/24/05..................... $    806,128
        729,000 VNU NV 1.750%, 11/15/04......................      792,934
                                                              ------------
                                                                 1,599,062
                                                              ------------

                UNITED KINGDOM--0.5%
        842,000 Carlton Communications, Plc.
                 2.250%, 01/04/07............................      808,563
                                                              ------------

                UNITED STATES--1.1%
        950,000 ASM Lithography Holding NV
                 4.250%,11/30/04.............................      828,875
        940,000 Nextel Communications, Inc.
                 4.750%, 07/01/07............................      783,725
                                                              ------------
                                                                 1,612,600
                                                              ------------
                Total Bonds & Notes
                 (Identified Cost $9,533,525)................   10,256,321
                                                              ------------

     SHORT TERM INVESTMENTS--3.8%
        FACE
       AMOUNT
     ---------------------------------------------------------------------

                REPURCHASE AGREEMENT--3.8%
      5,528,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 1.030% to be repurchased at
                 $5,528,316 on 01/02/03, collateralized by
                 $4,790,000 U.S. Treasury Note 6.625% due
                 05/15/07 with a value of $5,638,635.........    5,528,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $5,528,000)................    5,528,000
                                                              ------------
                Total Investments--99.9%
                 (Identified Cost $169,063,394) (a)..........  146,238,836
                Other assets less liabilities................      149,419
                                                              ------------
                TOTAL NET ASSETS--100%....................... $146,388,255
                                                              ============

                See accompanying notes to financial statements.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002




FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                     LOCAL     AGGREGATE
                          DELIVERY  CURRENCY     FACE       TOTAL     UNREALIZED
FORWARD CURRENCY CONTRACT   DATE     AMOUNT      VALUE      VALUE    DEPRECIATION
------------------------- -------- ----------- ---------- ---------- ------------
Japanese Yen (sold)...... 01/24/03 721,039,000 $5,900,000 $6,077,209  $(177,209)
                                                                      ----------
Net unrealized
 depreciation on forward
 currency contracts......                                             $(177,209)
                                                                      ==========

(a)Federal Tax Information:

   At December 31, 2002 the net unrealized depreciation on
   investments based on cost of $169,165,694 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost......... $  10,544,443
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.........  (33,471,301)
                                                                -------------
   Net unrealized depreciation................................. $(22,926,858)
                                                                =============

(b)Non-Income producing security.
(c)A portion or all of the security was held on loan. As of December 31, 2002, the market value of securities loaned was $5,823,844 with cash collateral backing valued at $6,070,868 and securities collateral backing valued at $86,940.
(d)Variable or floating rate security. Rate disclosed is as of 12/31/2002.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                                                         PERCENTAGE OF
TEN LARGEST INDUSTRIES AS OF                            TOTAL NET ASSETS
DECEMBER 31, 2002                                       ----------------
 1 Mining                                                     13.8%
 2 Drugs & Health Care                                         8.0%
 3 Gas & Oil                                                   7.8%
 4 Chemicals                                                   5.3%
 5 Electric Utilities                                          5.3%
 6 Software                                                    4.7%
 7 Financial Services                                          3.6%
 8 Food & Beverages                                            3.6%
 9 Computers & Business Equipment                              2.9%
10 Communication Services                                      2.9%

                See accompanying notes to financial statements.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value.........................            $146,238,836
      Cash.........................................                     755
      Foreign cash at value
       (Identified cost $6,874)....................                   6,849
      Receivable for:
       Securities sold.............................                  11,815
       Fund shares sold............................                  69,302
       Dividends and interest......................                 328,313
       Foreign taxes...............................                 111,497
       Collateral for securities loaned............               6,157,808
                                                               ------------
        Total Assets...............................             152,925,175
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $   68,764
       Open forward currency contracts--net........    177,209
       Withholding taxes...........................     10,302
       Return of collateral for securities loaned..  6,157,808
      Accrued expenses:
       Management fees.............................     81,185
       Service and distribution fees...............        334
       Directors fees..............................      1,331
       Other expenses..............................     39,987
                                                    ----------
        Total Liabilities..........................               6,536,920
                                                               ------------
    NET ASSETS.....................................            $146,388,255
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $200,714,710
       Undistributed net investment income.........               3,449,092
       Accumulated net realized gains (losses).....             (34,794,363)
       Unrealized appreciation (depreciation) on
        investments and foreign currency...........             (22,981,184)
                                                               ------------
    NET ASSETS.....................................            $146,388,255
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($143,518,176 divided by 15,990,313
     shares of beneficial interest)................            $       8.98
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($2,870,079 divided by 320,346 shares of
     beneficial interest)..........................            $       8.96
                                                               ============
    Identified cost of investments.................            $169,063,394
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

   INVESTMENT INCOME
     Dividends...............................               $  2,824,672 (a)
     Interest................................                    594,557 (b)
                                                            ------------
                                                               3,419,229
   EXPENSES
     Management fees......................... $  1,047,489
     Service and distribution fees--Class E..        1,695
     Directors' fees and expenses............       12,639
     Custodian...............................      189,257
     Audit and tax services..................       18,325
     Legal...................................        4,524
     Printing................................       48,111
     Insurance...............................        2,398
     Miscellaneous...........................        6,339
                                              ------------
     Total expenses..........................                  1,330,777
                                                            ------------
   NET INVESTMENT INCOME.....................                  2,088,452
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (17,493,489)
     Foreign currency transactions--net......    1,134,730   (16,358,759)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (13,970,520)
     Foreign currency transactions--net......     (799,433)  (14,769,953)
                                              ------------  ------------
   Net gain (loss)...........................                (31,128,712)
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $(29,040,260)
                                                            ============

(a)Net of foreign taxes of $175,838
(b)Includes income on securities loaned of $38,630

                See accompanying notes to financial statements.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,088,452  $  5,555,277
  Net realized gain (loss)..........................................  (16,358,759)  (17,013,515)
  Unrealized appreciation (depreciation)............................  (14,769,953)  (23,632,527)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (29,040,260)  (35,090,765)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,874,862)   (4,485,808)
    Class E.........................................................       (7,723)            0
                                                                     ------------  ------------
                                                                       (2,882,585)   (4,485,808)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0   (18,251,081)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,882,585)  (22,736,889)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (5,032,091)   29,817,033
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (36,954,936)  (28,010,621)

NET ASSETS
  Beginning of the year.............................................  183,343,191   211,353,812
                                                                     ------------  ------------
  End of the year................................................... $146,388,255  $183,343,191
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $  3,449,092  $  2,724,832
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,364,025  $ 13,556,315   1,892,515  $ 22,548,263
  Reinvestments...............................................    265,454     2,874,862   1,901,078    22,736,889
  Redemptions................................................. (2,524,444)  (24,474,203) (1,366,456)  (15,514,646)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (894,965) $ (8,043,026)  2,427,137  $ 29,770,506
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    365,654  $  3,484,939       4,320  $     46,615
  Reinvestments...............................................        714         7,723           0             0
  Redemptions.................................................    (50,334)     (481,727)         (8)          (88)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    316,034  $  3,010,935       4,312  $     46,527
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (578,931) $ (5,032,091)  2,431,449  $ 29,817,033
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                              CLASS A
                                         ------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------
                                           2002      2001      2000      1999      1998
                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  10.86  $  14.62  $  14.91  $  12.38  $  10.85
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................     0.13      0.35      0.18      0.14      0.16
 Net realized and unrealized gain
   (loss) on investments................    (1.84)    (2.55)    (0.42)     2.93      1.57
                                         --------  --------  --------  --------  --------
 Total from investment operations.......    (1.71)    (2.20)    (0.24)     3.07      1.73
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (0.17)    (0.31)    (0.01)    (0.07)    (0.16)
 Distributions from net realized
   capital gains........................     0.00     (1.25)    (0.04)    (0.47)    (0.04)
                                         --------  --------  --------  --------  --------
 Total distributions....................    (0.17)    (1.56)    (0.05)    (0.54)    (0.20)
                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................    (16.0)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average
 net assets (%).........................     0.81      0.80      0.78      0.87      0.96
Ratio of net investment income to
 average net assets (%).................     1.27      2.90      1.43      1.23      1.61
Portfolio turnover rate (%).............       45        36        58        54        51
Net assets, end of period (000)......... $143,518  $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........       --        --        --        --      1.01

                                                                       CLASS E
                                                             -----------------------
                                                                          MAY 1, 2001(A)
                                                              YEAR ENDED     THROUGH
                                                             DECEMBER 31,  DECEMBER 31,
                                                                 2002          2001
                                                             ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.85        $12.21
                                                                ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.19          0.00
 Net realized and unrealized gain (loss) on investments.....     (1.91)        (1.36)
                                                                ------        ------
 Total from investment operations...........................     (1.72)        (1.36)
                                                                ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.17)         0.00
                                                                ------        ------
 Total distributions........................................     (0.17)         0.00
                                                                ------        ------
NET ASSET VALUE, END OF PERIOD..............................    $ 8.96        $10.85
                                                                ======        ======
TOTAL RETURN (%)............................................     (16.1)        (11.1)(b)
Ratio of operating expenses to average net assets (%).......      0.96          0.95 (c)
Ratio of net investment income to average net assets (%)....      1.18          0.95 (c)
Portfolio turnover rate (%).................................        45            36 (c)
Net assets, end of period (000).............................    $2,870        $   47

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. the ("Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. Each Portfolio of the Fund other than Janus Mid Cap is diversified. Janus Mid Cap is non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies ("the Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A. INVESTMENT SECURITY VALUATION:

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by a Portfolio's subadviser and approved by the Board.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for the Scudder Global Equity Portfolio which uses last reported bid price).

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

B. INVESTMENT SECURITY TRANSACTIONS:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

   securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

C. FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2002, the following portfolios had capital loss carryovers.

                                                         EXPIRING     EXPIRING    EXPIRING  EXPIRING
PORTFOLIO                                   TOTAL        12/31/10     12/31/09    12/31/08  12/31/07
---------                               -------------- ------------ ------------ ---------- --------
Lehman Brothers Aggregate Bond Index... $    3,031,241 $    449,093 $    798,164 $1,343,164 $440,820
Putnam Large Cap Growth................     34,535,128   13,734,881   19,562,270  1,237,977        0
Scudder Global Equity..................     34,692,063   18,539,989   16,152,074          0        0
T. Rowe Price Large Cap Growth.........     43,095,252   16,388,306   26,706,946          0        0
Janus Mid Cap..........................  1,012,370,063  376,464,857  635,905,206          0        0
T. Rowe Price Small Cap Growth.........     61,797,282   36,254,606   25,542,676          0        0
MetLife Mid Cap Stock Index............      1,442,767    1,171,247      271,520          0        0
State Street Research Aggressive Growth    582,464,699  200,925,372  381,539,327          0        0
State Street Research Investment Trust.    695,568,416  442,142,756  253,425,660          0        0
State Street Research Diversified......    378,945,093  270,397,466  108,547,627          0        0
Janus Growth...........................      6,084,032    4,963,859    1,120,173          0        0
Franklin Templeton Small Cap Growth....      2,870,453    2,643,851      226,602          0        0
Morgan Stanley EAFE Index..............      6,350,212    3,527,917    2,822,295          0        0
Putnam International Stock.............    107,462,277   62,545,070   44,917,207          0        0
Harris Oakmark Large Cap Value.........      4,128,998    4,128,998            0          0        0
MetLife Stock Index....................     48,024,355   48,024,355            0          0        0
State Street Research Large Cap Value..        236,204      236,204            0          0        0
Neuberger Berman Partners Mid Cap Value      3,447,174    3,447,174            0          0        0
Russell 2000 Index.....................      9,353,205    9,353,205            0          0        0
State Street Research Aurora...........     10,110,475   10,110,475            0          0        0

D. FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

F. FUTURES CONTRACTS:

   The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

   must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

G. REPURCHASE AGREEMENTS--Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolios' subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

H. ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with "GAAP" requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. EXPENSE REDUCTIONS:

   Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

J. "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

K. CHANGE IN ACCOUNTING POLICY:

   The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and effective January 1, 2001 began amortizing premiums on debt securities.

   The effect of this change for the Lehman Brothers Aggregate Bond Index Portfolio, the State Street Research Diversified Portfolio and the Scudder Global Equity Portfolio for the year ended December 31, 2001, was to make the following reclassifications.

                                               NET UNREALIZED     NET
                                               APPRECIATION/   INVESTMENT  NET REALIZED
PORTFOLIO                                      (DEPRECIATION)    INCOME     GAIN/LOSS
---------                                      -------------- -----------  ------------
Lehman Brothers Aggregate Bond Index Portfolio    $560,826    $  (650,327)  $   89,501
State Street Research Diversified Portfolio...     458,932     (2,311,324)   1,852,392
Scudder Global Equity Portfolio...............      25,338        (43,205)      17,867

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

2. PURCHASES AND SALES:

   For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                                 PURCHASES                     SALES
                                        --------------------------- ---------------------------
                                            U.S.                        U.S.
PORTFOLIO                                GOVERNMENT      OTHER       GOVERNMENT      OTHER
---------                               ------------ -------------- ------------ --------------
State Street Research Investment Trust. $          0 $1,459,284,956 $          0 $1,659,222,673
State Street Research Diversified......  638,227,211  1,521,362,329  689,337,092  1,716,342,072
State Street Research Aggressive Growth            0  1,064,813,559            0  1,123,832,557
MetLife Stock Index....................            0    218,413,277            0    228,417,641
Putnam International Stock.............            0    157,309,611            0    155,702,203
Janus Mid Cap..........................            0    590,092,596            0    667,474,799
T. Rowe Price Small Cap Growth.........            0    109,308,199            0    119,934,492
Scudder Global Equity..................   11,959,096     60,283,946    8,905,799     69,378,169
Harris Oakmark Large Cap Value.........            0    143,957,111            0     70,569,418
Neuberger Berman Partners Mid Cap Value            0    159,848,323            0    137,578,844
T. Rowe Price Large Cap Growth.........            0     72,304,713            0     70,883,487
Lehman Brothers Aggregate Bond Index...  230,321,921     85,339,134  131,703,322     25,118,416
Morgan Stanley EAFE Index..............            0     65,743,822            0     28,083,262
Russell 2000 Index.....................            0    111,583,732            0     78,351,511
Putnam Large Cap Growth................            0     36,418,051            0     28,864,626
State Street Research Aurora...........            0    288,329,550            0     93,672,343
MetLife Mid Cap Stock Index............            0    114,228,633            0     56,313,046
Janus Growth...........................            0     34,090,116            0     22,574,864
Franklin Templeton Small Cap Growth....            0     23,021,009            0      5,745,096
State Street Research Large Cap Value..            0     14,243,889            0      3,752,641

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

3. EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENTS: MetLife Advisers, LLC. (MetLife Advisers) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                                            MANAGEMENT
                                          FEES EARNED BY      ANNUAL
                                         METLIFE ADVISERS   PERCENTAGE           BASED ON PORTFOLIOS
                                        FOR THE YEAR ENDED RATES PAID TO       AVERAGE DAILY NET ASSET
PORTFOLIO                               DECEMBER 31, 2002     ADVISER               VALUE LEVELS
---------                               ------------------ ------------- ------------------------------------
State Street Research Investment Trust.     $9,554,506         0.550%    Of the first $500 million
                                                               0.500%    Of the next $500 million
                                                               0.450%    On amounts in excess of $1 billion
State Street Research Diversified......      8,730,261         0.500%    Of the first $500 million
                                                               0.450%    Of the next $500 million
                                                               0.400%    On amounts in excess of $1 billion
State Street Research Aggressive Growth      6,146,514         0.750%    Of the first $500 million
                                                               0.700%    Of the next $500 million
                                                               0.650%    On amounts in excess of $1 billion
MetLife Stock Index....................      8,068,926         0.250%    Of all assets
Putnam International Stock.............      2,863,295         0.900%    Of the first $500 million
                                                               0.850%    Of the next $500 million
                                                               0.800%    On amounts in excess of $1 billion
Janus Mid Cap..........................      5,650,440         0.750%    Of the first $100 million
                                                               0.700%    Of the next $400 million
                                                               0.650%    On amounts in excess of $500 million
T. Rowe Price Small Cap Growth.........      1,294,717         0.550%    Of the first $100 million
                                                               0.500%    Of the next $300 million
                                                               0.450%    On amounts in excess of $400 million
Scudder Global Equity..................      1,047,489         0.900%    Of the first $50 million
                                                               0.550%    Of the next $50 million
                                                               0.500%    Of the next $400 million
                                                               0.475%    On amounts in excess of $500 million
Harris Oakmark Large Cap Value.........      1,863,462         0.750%    Of the first $250 million
                                                               0.700%    On amounts in excess of $250 million
Neuberger Berman Partners Mid Cap Value      1,183,008         0.700%    Of the first $100 million
                                                               0.675%    Of the next $250 million
                                                               0.650%    Of the next $500 million
                                                               0.625%    Of the next $750 million
                                                               0.600%    On amounts in excess of $1.6 billion
T. Rowe Price Large Cap Growth.........        942,239         0.700%    Of the first $50 million
                                                               0.600%    On amounts in excess of $50 million
Lehman Brothers Aggregate Bond Index...        842,197         0.250%    Of all assets
Morgan Stanley EAFE Index..............        366,564         0.300%    Of all assets
Russell 2000 Index.....................        377,713         0.250%    Of all assets
Putnam Large Cap Growth................        398,326         0.800%    Of the first $500 million
                                                               0.750%    Of the next $500 million
                                                               0.700%    On amounts in excess of $1 billion
State Street Research Aurora...........      3,248,261         0.850%    Of the first $500 million
                                                               0.800%    Of the next $500 million
                                                               0.750%    On amounts in excess of $1 billion
MetLife Mid Cap Stock Index............        312,945         0.250%    Of all assets
Janus Growth...........................        134,157         0.800%    Of the first $500 million
                                                               0.750%    Of the next $500 million
                                                               0.700%    On amounts in excess of $1 billion
Franklin Templeton Small Cap Growth....        165,863         0.900%    Of the first $500 million
                                                               0.850%    On amounts in excess of $500 million
State Street Research Large Cap Value
 (May 1, 2002 - December 31, 2002).....         30,894         0.700%    Of the first $250 million
                                                               0.650%    Of the next $500 million
                                                               0.600%    On amounts in excess of $750 million

   The Fund and MetLife Advisers have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

   State Street Research Investment Trust, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Aurora and State Street Research Large Cap Value Portfolios.

                                                                       FEES EARNED BY STATE STREET RESEARCH &
                                                                             MANAGEMENT COMPANY FOR THE
PORTFOLIO                                                                   YEAR ENDED DECEMBER 31, 2002
---------                                                              --------------------------------------
State Street Research Investment Trust................................               $6,181,740
State Street Research Diversified.....................................                5,362,663
State Street Research Aggressive Growth...............................                3,447,014
State Street Research Aurora..........................................                2,035,743
State Street Research Large Cap Value (May 1, 2002--December 31, 2002)                   19,860

   Metropolitan Life is the sub-investment adviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and the MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays Metropolitan Life a sub-investment management fee for each Index Portfolio equal to the costs incurred by Metropolitan Life in providing sub-investment management services to the Portfolio.

                                                        FEES EARNED BY
                                                  METROPOLITAN LIFE FOR THE
  PORTFOLIO                                      YEAR ENDED DECEMBER 31, 2002
  ---------                                      ----------------------------
  MetLife Stock Index Portfolio.................          $1,129,650
  Lehman Brothers Aggregate Bond Index Portfolio             117,908
  Russell 2000 Index Portfolio..................              52,880
  Morgan Stanley EAFE Index Portfolio...........              42,766
  MetLife Mid Cap Stock Index Portfolio.........              43,812

   Putnam Investment Management, LLC. is compensated to provide sub-investment management services for the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio and Janus Growth Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Deutsche Asset Management is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide sub-investment management services for the Franklin Templeton Small Cap Growth Portfolio.

B. SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Portfolio. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2002 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

C. SUBSIDIZATION OF PORTFOLIOS:

   MetLife Advisers has agreed to subsidize until April 30, 2003, all expenses, (other than brokerage commission taxes, interest and any extraordinary expenses) allocable to each class that exceed the following annual percentages:

                                                MAXIMUM EXPENSE RATIO
                                                    UNDER CURRENT
                                                  EXPENSE AGREEMENT
                                               -----------------------
         PORTFOLIO                             CLASS A CLASS B CLASS E
         ---------                             ------- ------- -------
         MetLife Mid Cap Stock Index Portfolio   0.45%   0.70%   0.60%
         Putnam Large Cap Growth Portfolio....   1.00%   1.25%   1.15%
         Russell 2000 Index Portfolio.........   0.55%   0.80%   0.70%
         Morgan Stanley EAFE Index Portfolio..   0.75%   1.00%   0.90%

   Amounts reimbursed by MetLife Advisers for the year ended December 31, 2002 are shown as Expense Reimbursements in the Statement of Operations of the respective Portfolios. MetLife Advisers has also agreed to waive fees or pay through April 30, 2003, all expenses (other than brokerage commission, taxes interest and any extraordinary expenses) allocable to each Class that exceed the following annual percentages:

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

                                                                                  EXPENSES DEFERRED IN
                                                                              ----------------------------
                                                                               2001    2002   2001  2002
                                                                              ------- ------- ---- -------
                                                    MAXIMUM EXPENSE RATIO     (SUBJECT TO REPAYMENT UNTIL)
                                                        UNDER CURRENT                 DECEMBER 31,
                                                   EXPENSE DEFERRAL AGREEMENT ----------------------------
                                                   -------------------------
PORTFOLIO/CLASS                                    CLASS A  CLASS B  CLASS E   2004    2005   2006  2007
---------------                                    -------  -------  -------  ------- ------- ---- -------
Janus Growth Portfolio............................  0.95%    1.20%    1.10%   $62,766 $91,707   --      --
Franklin Templeton Small Cap Growth Portfolio.....  1.05%    1.30%    1.20%    69,557  85,285   --      --
State Street Research Large Cap Value Portfolio...  0.85%    1.10%    1.00%        --      -- Inap $65,157

   Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years (five years in the case of State Street Research Large Cap Value Portfolio) after the end of the fiscal year in which such expense was incurred.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   The Fund distributes, at least annually, substantially all net investment income and capital gains, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable. Dividends and distributions are recorded on the ex-dividend date.

5. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2002 are footnoted at the end of each applicable Portfolio's schedule of investments.

6. SUBSEQUENT EVENT:

   On February 4, 2003, the Board of Directors of the Fund voted to approve a proposal to reorganize each series ("Series") of the New England Zenith Fund into a newly organized series of the Fund, subject to the approval of the shareholders of each Series. On or about April 25, 2003 the shareholders of the each Series are expected to vote on the proposed reorganization. If approved by shareholders, the reorganizations will close on or about April 28, 2003.

   On February 4, 2003, the Board of Directors of the Fund voted to approve a proposal to reorganize each series ("Capital Company Series") of the General American Capital Company ("Capital Company") into corresponding series of the Fund or, in the case of the Capital Company's Money Market Fund, corresponding series of New England Zenith Fund. On or about April 25, 2003 the shareholders of each Capital Company Series are expected to vote on the proposed reorganization. If approved by shareholders, the reorganizations will close on or about April 28, 2003.

   On February 4, 2003, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of Janus Growth Portfolio by the Janus Aggressive Growth Portfolio of the Met Investors Series Trust (the "MIST Portfolio"). On or about April 25, 2003, the shareholders of Janus Growth Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Janus Growth Portfolio by the MIST Portfolio in exchange for shares of the MIST Portfolio and the assumption by the MIST Portfolio of the liabilities of Janus Growth Portfolio. If approved by shareholders, the reorganization will close on or about April 28, 2003.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Policyholders and Board of Directors of the Metropolitan Series Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Metropolitan Series Fund, Inc. (the "Fund") comprising the Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Diversified Portfolio, Harris Oakmark Large Cap Value Portfolio, Janus Growth Portfolio, MetLife Stock Index Portfolio, Putnam Large Cap Growth Portfolio, State Street Research Investment Trust Portfolio, State Street Research Large Cap Value Portfolio, T. Rowe Price Large Cap Growth Portfolio, Janus Mid Cap Portfolio, MetLife Mid Cap Stock Index Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio (formerly State Street Research Aurora Small Cap Value Portfolio), Russell 2000 Index Portfolio, Franklin Templeton Small Cap Growth Portfolio, T. Rowe Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Putnam International Stock Portfolio and Scudder Global Equity Portfolio, (the "Portfolios"), as of December 31, 2002, and the related statements of operations and, the statements of changes in net assets, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Metropolitan Series Fund, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted In the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2003

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTE (UNAUDITED)


At a Special Meeting of Shareholders of the State Street Research Money Market Portfolio, State Street Research Income Portfolio and Loomis Sayles High Yield Bond Portfolio held on April 26, 2002 such shareholders voted for the following proposals:

                                                      FOR      AGAINST   ABSTAIN    TOTAL
                                                   ---------- --------- --------- ----------
1. To approve an agreement and Plan of              4,436,184   164,620   222,363  4,823,167
   Reorganization for the sale of all of the
   assets of State Street Research Money Market
   Portfolio ("the Met Series") to, and the
   assumption of all of the liabilities of the
   Met Series by State Street Research Money
   Market Series ("the Zenith Series"), a series
   of the New England Zenith Fund, in exchange
   for shares of the Zenith Series and the
   distribution of such shares to the
   shareholders of the Met Series in complete
   liquidation of the Met Series.
2. To approve an agreement and Plan of             37,240,874 1,810,897 3,232,837 42,284,608
   Reorganization for the sale of all of the
   assets of State Street Research Income
   Portfolio ("the Met Series") to, and the
   assumption of all of the liabilities of the
   Met Series by State Street Research Bond
   Income Series ("the Zenith Series"), a series
   of the New England Zenith Fund, in exchange
   for shares of the Zenith Series and the
   distribution of such shares to the
   shareholders of the Met Series in complete
   liquidation of the Met Series.
3. To approve an agreement and Plan of              8,208,599   342,855   473,919  9,025,373
   Reorganization for the sale of all of the
   assets of Loomis Sayles High Yield Bond
   Portfolio ("the Met Series") to, and the
   assumption of all of the liabilities of the
   Met Series by Lord Abbet Bond Debenture
   Portfolio ("the Met Investors Series"), a
   series of the Met Investors Series Trust, in
   exchange for shares of the Met Investors
   Series and the distribution of such shares to
   the shareholders of the Met Series in complete
   liquidation of the Met Series.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)



Information about the Fund's Board of Directors and officers appears below. Each Director is responsible for overseeing all 20 Portfolios of the Fund. There is no limit to the term a Director may serve. The Fund's Statement of Additional Information has further information about the Directors and is available without charge by calling (800) 638-7732.

INTERESTED DIRECTORS

Each Director below is an "interested person" (as defined by the Investment Company Act of 1940) of the Fund. Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MLA, the Investment Manager of the Fund.

                                  CURRENT
                                POSITION(S)        POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS      AGE        WITH FUND         HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS(1)
----------------      ---       -----------        ----------  ------------------------------------------------------
Anne M. Goggin        54   Director, Chairman of      2002     Chief Counsel, Individual Business, MetLife; Trustee and
Metropolitan Life         the Board, President and             Chairman of the Board, New England Zenith Fund ("Zenith
Insurance Company         Chief Executive Officer              Fund")*; Senior Vice President and General Counsel,
1 Madison Avenue                                               MetLife; Chair of the Board of Managers, President and
New York, NY 10010                                             Chief Executive Officer, MLA; Director, New England
                                                               Securities Corporation ("NES"); formerly, General Counsel,
                                                               Secretary and Clerk, NES, 1993-1999.
Arthur G. Typermass   65          Director            1998     Formerly, Senior Vice President and Treasurer, MetLife.
43 Chestnut Street
Garden City, NY 11530

NON-INTERESTED DIRECTORS

Each Director below is NOT an "interested person" (as defined by the Investment Company Act of 1940).

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS(1)
----------------           --- ----------- ----------  ---------------------------------------------
Steve A. Garban+           65   Director      1993     Formerly, Chief Financial Officer, Senior Vice President
The Pennsylvania State                                 Finance and Operations, and Treasurer, The Pennsylvania
University                                             State University.
208 Old Main
University Park, PA 16802
Linda B. Strumpf           55   Director      2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                        Foundation.
320 E. 43rd Street
New York, NY 10017
Dean O. Morton+            70   Director      1993     Formerly, Executive Vice President, Chief Operating Officer
3200 Hillview Avenue                                   and Director, Hewlett-Packard Company.
Palo Alto, CA 94304
Michael S. Scott Morton+   65   Director      1993     Jay W. Forrester Professor of Management (Emeritus) at MIT
Massachusetts Institute of                             Sloan School of Management.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02139
Toby Rosenblatt            64   Director      2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                    Founders Investments, Ltd.
San Francisco, CA 94118
H. Jesse Arnelle           69   Director      2001     Counsel, Womble Carlyle Sandridge & Rice; formerly, Senior
400 Urbano Drive                                       Partner, Arnelle, Hastie, McGee, Willis and Greene.
San Francisco, CA 94127

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

OFFICERS

                            CURRENT
                          POSITION(S) POSITION(S)
NAME AND ADDRESS      AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS(1)
----------------      --- ----------- ----------  ---------------------------------------------
John F. Guthrie, Jr.  59    Senior       2002     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC        Vice                 President, Zenith Fund, since 1995; Vice President, MetLife.
501 Boylston Street        President
Boston, MA 02116
Peter Duffy           47     Vice        2000     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC      President              President, since 2002, and Treasurer, since 1998, Zenith
501 Boylston Street           and                 Fund; Second Vice President, MetLife; formerly, Senior Vice
Boston, MA 02116           Treasurer              President, New England Funds, L.P.
Thomas M. Lenz        44     Vice        2002     General Counsel and Secretary, MLA, since 1998; Assistant
MetLife Advisers, LLC      President              General Counsel, MetLife; Vice President, since 2002, and
501 Boylston Street           and                 Secretary, since 1998, Zenith Fund; formerly, Vice
Boston, MA 02116           Secretary              President, State Street Bank and Trust Company.
David W. Allen        46    Senior       2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life            Vice                 Vice President, Zenith Fund, since 2002.
Insurance Company          President
501 Boylston Street
Boston, MA 02116
Hugh McHaffie         44    Senior       2000     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life            Vice                 President, Zenith Fund, since 2002; formerly, Vice
Insurance Company          President              President, Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116
Thomas C. McDevitt    47     Vice        2002     Vice President, MLA; Vice President, Zenith Fund, since
MetLife Advisers, LLC      President              1995.
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones   47     Vice        2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life          President              Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1) Previous positions during the past five years with the Fund, MetLife, MLA, New England Zenith Fund, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
+ Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY




 (*) The views expressed in the Management's Discussion and Analysis, for each Portfolio, are those of the Portfolio Manager as of December 31, 2002 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

 (1) The Lehman Brothers Aggregate Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

 (2) The Standard & Poor's 500 Index Composite Stock Price Index(R) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

 (3) The Russell 1000 Value Index(R) is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. Direct investment in the Index is not possible.

 (4) The Russell 1000 Growth Index(R) is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. Direct investment in the Index is not possible.

 (5) The Morgan Stanley Capital International (MSCI) EAFE Index(R) is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

 (6) The Standard & Poor's MidCap 400 Index(R) is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Direct investment in the Index is not possible.

 (7) The Standard and Poor's MidCap 400 / Barra Value Index(R) is an unmanaged measure of performance of the stocks in the S&P MidCap 400 Index that are slower growing, undervalued and have a low price-to-book ratio. Direct investment in the Index is not possible.

 (8) The Russell MidCap Growth Index(R) is an unmanaged measure of performance of those Russell MidCap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. Direct investment in the Index is not possible.

 (9) The Russell 2500 Growth Index(R) is an unmanaged measure of performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have higher price-to-book ratios and higher forecasted growth values.

(10) The Russell 2000 Index(R) is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. Direct investment in the Index is not possible.

(11) The Russell 2000 Value Index(R) is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. Direct investment in the Index is not possible.

(12) The Russell 2000 Growth Index(R) is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and lower forecasted growth values. Direct investment in the Index is not possible.

(13) The MSCI World Index(R) is a capitalization weighted index that measures performance of stocks from around the world. Direct investment in the Index is not possible.

(14) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-188